FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS            Fortis Bond Funds              MONEY FUND
CONVENIENT ACCESS TO A BROAD                                      U.S. GOVERNMENT SECURITIES FUND
RANGE OF SECURITIES                                               TAX-FREE NATIONAL PORTFOLIO
                                                                  TAX-FREE MINNESOTA PORTFOLIO
                                                                  STRATEGIC INCOME FUND
                                                                  HIGH YIELD PORTFOLIO
                                   Fortis Stock Funds             ASSET ALLOCATION PORTFOLIO
                                                                  VALUE FUND
                                                                  GROWTH & INCOME FUND
                                                                  CAPITAL FUND
                                                                  GLOBAL GROWTH PORTFOLIO
                                                                  GROWTH FUND
                                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                                  CAPITAL APPRECIATION PORTFOLIO
FIXED AND VARIABLE ANNUITIES       Fortis Opportunity Fixed       FIXED ACCOUNT
TAX-DEFERRED INVESTING             & Variable Annuity             MONEY MARKET SUBACCOUNT
                                   Masters Variable Annuity       U.S. GOVERNMENT SECURITIES SUBACCOUNT
                                                                  DIVERSIFIED INCOME SUBACCOUNT
                                   Empower Variable               MULTISECTOR BOND SUBACCOUNT
                                   Annuity                        HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  AMERICAN LEADERS SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  CAPITAL OPPORTUNITIES SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  BLUE CHIP STOCK II SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  GLOBAL EQUITY SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  INVESTORS GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Fortune Fixed Annuities        SINGLE PREMIUM ANNUITY
                                                                  FLEXIBLE PREMIUM ANNUITY
                                   Income Annuities               GUARANTEED FOR LIFE
                                                                  GUARANTEED FOR A SPECIFIED PERIOD
LIFE                               Wall Street Series             FIXED ACCOUNT
INSURANCE PROTECTION AND           Variable Universal Life        MONEY MARKET SUBACCOUNT
TAX-DEFERRED INVESTMENT            Insurance                      U.S. GOVERNMENT SECURITIES SUBACCOUNT
OPPORTUNITY                                                       DIVERSIFIED INCOME SUBACCOUNT
                                                                  MULTISECTOR BOND SUBACCOUNT
                                                                  HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  AMERICAN LEADERS SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  CAPITAL OPPORTUNITIES SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  BLUE CHIP STOCK II SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  GLOBAL EQUITY SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  INVESTORS GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Adaptable Life
                                   Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC.,
P.O. BOX 64284, ST. PAUL, MN 55164, OR VISIT US ON THE WEB AT
WWW.FFG.US.FORTIS.COM. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                 U.S.
                                      MONEY   GOVERNMENT  DIVERSIFIED  MULTISECTOR     HIGH       ASSET      AMERICAN
                                     MARKET   SECURITIES    INCOME        BOND        YIELD     ALLOCATION   LEADERS      VALUE
                                     SERIES     SERIES      SERIES       SERIES       SERIES      SERIES     SERIES*     SERIES
                                     -------  ----------  -----------  -----------  ----------  ----------  ----------  ---------
  FOR THE YEAR ENDED
    DECEMBER 31, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of year..............  $11.20     $10.13      $10.91       $10.26        $9.09      $22.78      $10.35      $15.65
    End of year....................  $11.32     $10.59      $10.79       $10.50        $7.61      $19.31      $10.80      $17.38
  ACCUMULATION UNIT PERFORMANCE: (UNAUDITED)
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity.............   +4.78%    +10.28%      +6.03%       +2.85%       -7.69%      -1.18%      +3.92%     +16.91%
    Harmony Investment Life........   +5.36%    +10.94%      +6.67%       +3.47%       -7.14%      -0.59%      +4.34%     +17.61%
    Wall Street Series 220/500.....   +4.92%    +10.48%      +6.22%       +3.04%       -7.53%      -1.00%      +4.05%     +17.12%
    Wall Street Series Survivor....   +4.73%    +10.28%      +6.03%       +2.85%       -7.69%      -1.18%      +3.92%     +16.91%
    Empower Variable Annuity.......   +4.88%    +10.39%      +6.13%       +2.95%       -7.60%      -1.09%      +3.99%     +17.02%
    Wall Street Series.............   +6.14%    +11.77%      +7.46%       +4.24%       -6.45%      +0.15%      +4.85%     +18.49%
    Income Preferred Variable
    Annuity........................   +4.26%     +9.73%      +5.51%       +2.34%       -8.15%      -1.67%      +3.58%     +16.33%

                                 CAPITAL     GROWTH &      S&P      BLUE CHIP   BLUE CHIP   INTERNATIONAL  INTERNATIONAL   MID CAP
                              OPPORTUNITIES   INCOME    500 INDEX     STOCK       STOCK         STOCK          STOCK        STOCK
                                 SERIES*      SERIES      SERIES      SERIES    SERIES II*     SERIES        SERIES II     SERIES
                              -------------  ---------  ----------  ----------  ----------  -------------  -------------  ---------
  FOR THE YEAR ENDED
    DECEMBER 31, 2000:
  NET ASSET VALUE PER SHARE:
    Beginning of year.......      $10.61      $21.94      $22.66      $21.93      $10.36        $17.94        $13.17       $10.68
    End of year.............       $9.37      $19.82      $20.15      $19.63       $9.12        $15.07        $11.15       $10.31
  ACCUMULATION UNIT PERFORMANCE:
    (UNAUDITED)
    Fortis Opportunity
      Annuity/ Masters
      Variable Annuity......      -12.46%      +3.73%     -10.73%      -3.76%     -12.72%       -10.99%        -9.39%       +7.27%
    Harmony Investment
    Life....................      -12.11%      +4.35%     -10.19%      -3.19%     -12.38%       -10.45%        -8.85%       +7.91%
    Wall Street Series
    220/500.................      -12.35%      +3.91%     -10.57%      -3.59%     -12.62%       -10.83%        -9.23%       +7.46%
    Wall Street Series
    Survivor................      -12.46%      +3.73%     -10.73%      -3.76%     -12.72%       -10.99%        -9.39%       +7.27%
    Empower Variable
    Annuity.................      -12.40%      +3.83%     -10.64%      -3.67%     -12.67%       -10.90%        -9.30%       +7.37%
    Wall Street Series......      -11.68%      +5.13%      -9.53%      -2.47%     -11.95%        -9.79%        -8.17%       +8.71%
    Income Preferred
      Variable Annuity......      -12.74%      +3.21%     -11.17%      -4.24%     -13.01%       -11.43%        -9.84%       +6.73%

  FOR THE YEAR ENDED DECEMBER 31, 2000:
                                            SMALL CAP      GLOBAL        GLOBAL    LARGE CAP   INVESTORS    GROWTH    AGGRESSIVE
                                              VALUE        GROWTH        EQUITY      GROWTH      GROWTH      STOCK      GROWTH
                                             SERIES        SERIES       SERIES*      SERIES     SERIES*     SERIES      SERIES
                                            ---------  --------------  ----------  ----------  ----------  ---------  ----------
  NET ASSET VALUE PER SHARE:
    Beginning of year.....................    $10.20           $34.72    $10.28      $15.05      $10.42     $45.14      $33.79
    End of year...........................    $11.74           $25.41     $9.58      $11.86       $9.35     $40.66      $23.73
  ACCUMULATION UNIT PERFORMANCE: (UNAUDITED)
    Fortis Opportunity Annuity/Masters
    Variable Annuity......................    +25.31%          -18.91%    -7.36%     -19.04%     -10.95%     +2.60%     -16.21%
    Harmony Investment Life...............    +26.07%          -18.42%    -6.99%     -18.55%     -10.60%     +3.21%     -15.71%
    Wall Street Series 220/500............    +25.54%          -18.76%    -7.25%     -18.89%     -10.85%     +2.78%     -16.06%
    Wall Street Series Survivor...........    +25.32%          -18.90%    -7.36%     -19.03%     -10.95%     +2.60%     -16.21%
    Empower Variable Annuity..............    +25.44%          -18.83%    -7.30%     -18.96%     -10.89%     +2.70%     -16.13%
    Wall Street Series....................    +27.00%          -17.81%    -6.55%     -17.45%     -10.16%     +3.98%     -15.08%
    Income Preferred Variable Annuity.....    +24.69%          -19.31%    -7.67%     -19.44%     -11.25%     +2.09%     -16.63%

 * For the period May 1, 2000 to December 31, 2000.

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 OPERATING EXPENSES:**

                                                       U.S.                                         ASSET
                                            MONEY   GOVERNMENT  DIVERSIFIED  MULTISECTOR   HIGH    ALLOCA-
                                            MARKET  SECURITIES    INCOME        BOND      YIELD     TION
                                            SERIES    SERIES      SERIES       SERIES     SERIES   SERIES
                                            ------  ----------  -----------  -----------  ------  ---------
  FOR THE YEAR ENDED DECEMBER 31, 2000:
  Investment Advisory and Management
     Fee..................................   .30%      .47%         .48%         .75%      .50%     .47%
  Other Expenses..........................   .06%      .05%         .05%         .19%      .06%     .04%
                                            ----      ----         ----         ----      ----      ---
  TOTAL FORTIS SERIES OPERATING
     EXPENSES.............................   .36%      .52%         .53%         .94%      .56%     .51%
                                            ----      ----         ----         ----      ----      ---

                                            AMERICAN                CAPITAL     GROWTH &     S&P     BLUE CHIP
                                            LEADERS     VALUE    OPPORTUNITIES   INCOME   500 INDEX    STOCK
                                            SERIES*    SERIES       SERIES*      SERIES    SERIES     SERIES
                                            --------  ---------  -------------  --------  ---------  ---------
  FOR THE YEAR ENDED DECEMBER 31, 2000:
  Investment Advisory and Management
    Fee...................................    .90%       .70%         .90%        .63%       .40%      .87%
  Other Expenses..........................    .35%       .06%         .41%        .04%       .05%      .05%
                                             ----       ----         ----        ----       ----       ---
  TOTAL FORTIS SERIES OPERATING
    EXPENSES..............................   1.25%       .76%        1.31%        .67%       .45%      .92%
                                             ----       ----         ----        ----       ----       ---

                                            BLUE CHIP   INTERNATIONAL  INTERNATIONAL  MID CAP  SMALL CAP   GLOBAL
                                              STOCK         STOCK          STOCK       STOCK     VALUE     GROWTH
                                            SERIES II*     SERIES        SERIES II    SERIES    SERIES     SERIES
                                            ----------  -------------  -------------  -------  ---------  ---------
  FOR THE YEAR ENDED DECEMBER 31, 2000:
  Investment Advisory and Management
    Fee...................................     .95%          .83%           .90%        .90%      .90%      .70%
  Other Expenses..........................     .43%          .10%           .16%        .15%      .13%      .05%
                                              ----          ----           ----        ----      ----       ---
  TOTAL FORTIS SERIES OPERATING
    EXPENSES..............................    1.38%          .93%          1.06%       1.05%     1.03%      .75%
                                              ----          ----           ----        ----      ----       ---

--------------------------------------------------------------------------------

                                            GLOBAL   LARGE CAP  INVESTORS   GROWTH  AGGRESSIVE
                                            EQUITY    GROWTH      GROWTH    STOCK     GROWTH
                                            SERIES*   SERIES     SERIES*    SERIES    SERIES
                                            -------  ---------  ----------  ------  ----------
  FOR THE YEAR ENDED DECEMBER 31, 2000:
  Investment Advisory and Management
     Fee..................................   1.00%      .90%       .90%      .61%      .62%
  Other Expenses..........................    .43%      .06%       .49%      .03%      .04%
                                             ----      ----       ----      ----      ----
  TOTAL FORTIS SERIES OPERATING
     EXPENSES.............................   1.43%      .96%      1.39%      .64%      .66%
                                             ----      ----       ----      ----      ----

 * For the period May 1, 2000 to December 31, 2000.
** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies, (annualized).

HOW TO USE THIS REPORT

For a quick overview of each
portfolio's performance during
the past year, refer to the
Highlights box. The letter from
the portfolio managers and
president provides a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter
are useful because they provide
more information about your
investments. The top holdings
chart shows the types of
securities in which the
portfolios invest, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
largest investment decisions your
portfolio manager has made over
the period in response to
changing market conditions.

The performance chart graphically
compares the portfolios' total
return performance with a
selected investment index.
Remember, however, that an index
may reflect the performance of
securities the portfolio may not
hold. Also, the index does not
deduct investment advisory fees
and other portfolio expenses,
whereas your portfolio does.
Individuals cannot buy an
unmanaged index fund without
incurring some charges and
expenses.

This report is just one of
several tools you can use to
learn more about your investment
in the Fortis Family of Products
and Services. Your investment
representative, who understands
your personal financial
situation, can best explain the
features of your investment and
how it's designed to help you
meet your financial goals.

    CONTENTS

    Letter to Shareholders                                4
    Schedules of Investments

      Money Market Series                                28

      U.S. Government Securities Series                  29

      Diversified Income Series                          31

      Multisector Bond Series                            37

      High Yield Series                                  44

      Asset Allocation Series                            48

      American Leaders Series                            58

      Value Series                                       61

      Capital Opportunities Series                       63

      Growth & Income Series                             66

      S&P 500 Index Series                               69

      Blue Chip Stock Series                             74

      Blue Chip Stock Series II                          77

      International Stock Series                         80

      International Stock Series II                      82

      Mid Cap Stock Series                               87

      Small Cap Value Series                             89

      Global Growth Series                               91

      Global Equity Series                               94

      Large Cap Growth Series                            97

      Investors Growth Series                            99

      Growth Stock Series                               102

      Aggressive Growth Series                          105

    Statements of Assets and Liabilities                108

    Statements of Operations                            112

    Statements of Changes in Net Assets                 116

    Notes to Financial Statements                       120

    Independent Auditors' Report                        140

    Directors and Officers                              141

[PHOTO]

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 2000

DEAR SHAREHOLDER:

The year 2000 was extremely challenging for investors. The economy soared early, yet ended the year much weaker due to a retrenchment by consumers and businesses. The U.S. stock market recorded the biggest advance on record in the first quarter, yet declined for the year as investors focused on dramatically lower prospects for corporate profits. Bonds outperformed stocks overall, yet the corporate and high-yield markets suffered significantly as concern over corporate profitability heightened.

In the first half, the economy expanded at a 5% rate, fueled by continued corporate spending on technology and very strong consumer spending. This strength resulted in some supply/demand bottlenecks, and an increase in inflation as companies raised prices. The Federal Reserve (Fed) responded by raising interest rates several times and by the end of the summer, economic growth slowed to 2.5%, half the rate of the second quarter. Capital spending declined as corporate earnings slowed and consumer spending was very weak during the holiday season.

All major equity market indices fell for the year. The S&P 500 Index declined 9.10%, the Dow Jones Industrial Average declined 4.71%, the Russell 2000 declined 2.91%, and the NASDAQ declined 39.18%. International markets also declined, reflecting slowing economic growth. The Nikkei fell 27% and European markets were off 7-10%. During the year, sector leadership changed three times. Technology and telecommunications began as strong performers. As interest rates and inflation rose, energy and utility stocks took the lead. By year-end, investors had shifted to defensive sectors including health care, financials and consumer staples. The year was marked by enormous volatility and a treacherous investing environment. Overall, value stocks and defensive sectors fared significantly better than growth stocks.

The bond market was driven by seemingly divergent forces. While the Fed was tightening policy, driving short rates up, the United States Treasury was retiring debt because of the budget surplus, enabling a shortage-enduced long government bond rally. While this was good for long government bonds, the corporate bond market suffered one of its worst years in recent history due to cyclical credit concerns. As the year progressed, concerns about the economic outlook were substantiated by weaker data and brought about a policy shift by the central bank. This resulted in a first-step reduction of rates in early January 2001.

While there remain some residual profit and credit concerns in the near term, the Fed's aggressive shift points to further rate reduction and a revival of the corporate bond market. This environment is extremely favorable for fixed-income securities in general, particularly for corporate bonds.

We also believe that the equity market will gradually improve throughout 2001. The fiscal stimulus created by lower interest rates should boost an economic recovery in the second half of the year. Nevertheless, corporate earnings remain under pressure and it will take some time for companies to recover. Stock appreciation in 2001 is expected to be close to the long-term norm of 8-12%.

Results for 2000 underscore the benefits of a diversified approach to investing. The Fortis Series commitment to broad diversification helped us to preserve capital and generally outperform other similar funds. We continue to urge investors to remain broadly diversified for the year ahead.

Sincerely,

  /s/ Dean C. Kopperud                /s/ Lucinda S. Mezey                /s/ Howard G. Hudson
  Dean C. Kopperud                    Lucinda S. Mezey                    Howard G. Hudson
  President                           Vice President, Equities            Vice President, Fixed Income

The views expressed in all of the shareholder letters are those of Fortis or the sub-adviser as of December 31, 2000, and are subject to change based on market and other conditions. Information about the fund's portfolio, asset allocation or country diversification is historical and is no indication of future portfolio composition, which may vary. Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance-Consumer Lending                                  17.4%
Finance-Capitive Equipment                                13.2%
Finance-Capitive Auto                                     12.7%
Finance-International Trade Financing                      8.6%
Finance-Commercial Banking                                 8.5%
Utilities-Electric Generation, Transmission and
Distribution                                               8.5%
Finance-Depository Credit Banking                          6.5%
Finance-Other Financial Investment Activities              4.4%
Finance-Credit Card Issuing                                4.3%
Petroleum and Coal-Products Manufacturing                  4.3%
Finance-Insurance Carriers                                 4.2%
Tobacco Manufacturing                                      4.2%
Finance-Securities and Commodity Contracts and Brokerage   3.2%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM SECURITIES.

During the first half of 2000, the U.S. economy grew at a 5% annual pace, enough to warrant a concerted effort by the Federal Reserve Bank ("the Fed") to slow it down. The Fed responded by raising the federal funds rate a total of 1.00% by May 2000. This action followed three 0.25% rate increases in the last half of 1999, bringing the total rate increase to 1.75%.

The economy responded to this aggressive monetary tightening, slowing considerably in the second half of the year, as consumers and businesses both curtailed their spending. By year-end, it appeared that the Fed may have raised rates too high, as the economy began to weaken faster than anticipated. The Fed reacted by shifting its bias from tightening to easing, indicating that a reduction in rates would likely occur in 2001. Then, catching everyone by surprise, the Fed acted with speed and force in early January 2001, lowering the federal funds rate by 0.50% to 6.00% in a rare action between its regular meetings.

Money market yields benefited from the higher federal funds rates throughout 2000 because yields on short-term securities generally track the federal funds rate very closely. For the 12 months ending December 31, 2000, the fund returned 6.23%, which compared favorably to the 5.81% average return for retail first-tier money market funds, according to iMoneyNet.

The fund kept its average maturity a bit shorter than neutral for the first few months of the year in the expectation of continued interest rate increases. The fund's average maturity was 25-30 days during this period. Then, in July, when we saw evidence that the economy was beginning to slow down, the rates on longer-term maturities looked more attractive. We began to extend the average maturity to 40 days in the summer and 50 days in September, which is where we held it for the rest of the year.

It's likely that the Fed will lower interest rates again in the first half of 2001 to stimulate the economy and avoid recession. We expect the lower fed funds rate to translate into a lower yield for the fund this year. We are cautiously optimistic that the Fed won't have to ease too much and we think it's likely that the economy will begin to pick up in the last half of the year. If we are correct, the fed funds rate should stabilize in the 4.75% to 5.25% range.

PORTFOLIO ALLOCATION AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal National Mortgage Association     39.3%
Other Direct Federal Obligations          18.2%
U.S. Treasury Securities                  15.3%
Government National Mortgage Association  10.9%
Cash Equivalents/Receivables               8.2%
Federal Home Loan Mortgage Corporation     6.3%
Asset Backed Securities                    1.8%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Bonds                                                                                 Net Assets
------------------------------------------------------------------------------------------------
                   1.   TVA Global (6.375%) 2005                                        10.9%
                   2.   Federal Home Loan Bank (7.31%) 2004                              5.9%
                   3.   U.S. Treasury Bond (8.125%) 2021                                 4.2%
                   4.   FNMA (6.625%) 2009                                               4.0%
                   5.   FNMA (7.00%) 2030                                                3.8%
                   6.   FNMA (6.00%) 2029                                                3.3%
                   7.   GNMA (7.50%) 2027                                                3.2%
                   8.   GNMA (7.00%) 2028                                                3.2%
                   9.   U.S. Treasury Note (6.125%) 2007                                 3.0%
                  10.   GNMA (7.00%) 2030                                                3.0%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

For the year ended December 31, 2000, the U.S. Government Securities
Series returned 11.81%, better than the 10.47% return for the Lehman Brothers Intermediate Government Bond Index.

The fixed-income market was affected by two major forces early in the year. The Federal Reserve (the Fed) continued its effort to slow the economy with a series of short-term interest rate increases. Meanwhile, as a result of ongoing and projected budget surpluses, in January 2000 the Treasury began buying back long-term debt. This reduced the actual and anticipated supply of Treasury Bonds. These two forces caused yields on two-year Treasuries to rise for the first six months, while yields on Treasury Bonds fell substantially. This resulted in a sizable yield curve inversion, in which shorter maturity issues yielded more than longer ones.

The economy began to feel the impact of the Fed's monetary tightening in the second half of 2000. The spike in oil prices also helped slow the economy. After the gross domestic product (GDP) grew by 4.8% and 5.6% in the first two quarters, its growth slowed to 2.2% in the third quarter and an estimated 2.7% in the fourth quarter. During the second half of the year, as the economy slowed, the yield curve reverted to a more typical upward slope, with longer-term bonds yielding more than shorter-term bonds.

In the first part of the year, we were hurt by being overweighted in non-Treasuries such as mortgage-backed securities and agency debentures and underweighted in long-term Treasuries. Later in the year, however, recognizing their excellent value, we increased our weighting in non-Treasuries. Their out-performance in the second half of 2000 contributed significantly to the portfolio's favorable annual return relative to its peers.

We continue to expect slow economic growth in the first part of 2001, with additional reductions in the Fed funds rate. We believe non-Treasuries will perform well overall, and we continue to maintain our overweight in these higher yielding assets. Although we expect economic data to be fairly bleak in the next few months, we anticipate the economy will rebound in the second half of 2001.

VALUE OF $10,000 INVESTED JANUARY 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT SECURITIES SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR   5 YEAR  10 YEAR
+11.81%  +5.88%   6.99%

                LEHMAN BROTHERS           U.S. GOVERNMENT
        INTERMEDIATE GOV'T BOND INDEX**  SECURITIES SERIES
1/1/91                          $10,000            $10,000
91                              $11,411            $11,436
92                              $12,202            $12,138
93                              $13,198            $13,285
94                              $12,968            $12,430
95                              $14,837            $14,765
96                              $15,440            $15,090
97                              $16,632            $16,461
98                              $18,043            $17,922
99                              $18,131            $17,575
00                              $20,030            $19,651

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds-Investment Grade      36.4%
U.S. Government Agencies              25.4%
Corporate Bonds-Non-Investment Grade  21.1%
U.S. Treasury Securities               7.5%
Asset Backed Securities                6.5%
Cash Equivalent/Receivables            3.1%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Bonds                                                                                 Net Assets
------------------------------------------------------------------------------------------------
                   1.   FHLMC (6.625%) 2009                                              4.3%
                   2.   FNMA (6.625%) 2009                                               3.4%
                   3.   FNMA (6.50%) 2030                                                3.2%
                   4.   FNMA (6.50%) 2014                                                2.9%
                   5.   U.S. Treasury Bond (8.125%) 2021                                 2.8%
                   6.   GNMA (7.00%) 2030                                                2.5%
                   7.   FNMA (7.25%) 2030                                                2.2%
                   8.   GNMA (7.00%) 2028                                                2.1%
                   9.   Mortgage Capital Funding, Inc. (7.90%) 2006                      1.9%
                  10.   U.S. Treasury Bond (5.25%) 2029                                  1.8%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

For the year ended December 31, 2000, the Diversified Income Series returned 7.48%, compared to the 11.63% return of the Lehman Brothers Aggregate Bond Index. This underperformance was largely attributable to the fund's 20-25% weighting in high-yield bonds, which performed poorly in 2000. The Lehman Brothers High Yield Index posted a loss of 5.86% for the year.

The fixed-income market was affected by two major forces early in the year. The Federal Reserve (Fed) continued its effort to slow the economy with a series of short-term interest rate increases. This monetary tightening took its toll on the economy in the second half of 2000, causing a dramatic slowdown. In addition, as a result of ongoing and projected budget surpluses, the Treasury began buying back long-term debt. This reduced the supply of 30-year Treasuries which led to a yield curve inversion, in which shorter maturity issues yielded more than longer maturity issues and widened the corporate yield spread by 85 to 95 basis points, according to Salomon Brothers.

The corporate bond market was hurt further by some credit downgrades, leveraged buyout (LBO) concerns and fears regarding liability over asbestos late in the year. Overall, Treasury bonds far outperformed corporate bonds, especially high-yield corporates.

As a broadly diversified income fund, we construct a model portfolio and can distribute our assets around the fixed-income market sectors, depending on relative value. Halfway through the year, in recognition of the economic uncertainty, we shifted about 8% of the fund's assets from corporate bonds to agencies. Also, in anticipation of lower interest rates, we increased the fund's average duration to 105% of its benchmark. We managed to avoid corporations with asbestos liabilities. But our performance was hurt by our continued exposure to high-yield bonds. We have maintained our exposure to this sector because we consider yield spreads on corporate bonds, and especially high-yield corporates, to be highly attractive.

Going forward, we believe the economic slowdown will continue but we don't expect a recession. With the Fed having already lowered rates to stimulate the economy, we see a good environment in investment-grade corporate bonds. We will maintain our broadly diversified portfolio and continue to monitor the performance and fundamentals of each sector with an eye on their attractiveness and relative value.

VALUE OF $10,000 INVESTED JANUARY 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVERSIFIED INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR  10 YEAR
+7.48%  +5.26%  +7.11%

           LEHMAN BROTHERS       DIVERSIFIED
        AGGREGATE BOND INDEX**  INCOME SERIES
1/1/91                 $10,000        $10,000
91                     $11,600        $11,467
92                     $12,459        $12,278
93                     $13,674        $13,845
94                     $13,275        $13,122
95                     $15,727        $15,387
96                     $16,298        $16,026
97                     $17,872        $17,699
98                     $19,424        $18,816
99                     $19,265        $18,500
00                     $21,504        $19,883

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO ALLOCATION AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds-Investment Grade      54.5%
Corporate Bonds-Non-Investment Grade  19.2%
U.S. Government Agencies              10.6%
U.S. Treasury Securities               9.1%
Cash Equivalents/Receivables           6.6%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Bonds                                                                                 Net Assets
------------------------------------------------------------------------------------------------
                   1.   U.S. Treasury Note (6.50%) 2010                                  5.6%
                   2.   European Investment Bank FRN (6.50%) 2002                        5.6%
                   3.   Federal Home Loan Bank (6.125%) 2003                             3.9%
                   4.   FNMA (6.25%) 2002                                                3.5%
                   5.   Federal Farm Credit Bank (5.15%) 2003                            3.2%
                   6.   U.S. Treasury Bond (6.125%) 2029                                 1.9%
                   7.   U.S. Treasury Bond (6.125%) 2027                                 1.6%
                   8.   WMX Technologies, Inc. (7.10%) 2026                              1.3%
                   9.   Capital One Financial Corp. (7.25%) 2006                         1.2%
                  10.   Emerson Electric Co. (7.125%) 2010                               1.1%

FORTIS SERIES FUND: MULTISECTOR BOND SERIES
(SUBADVISED BY AIM)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

On March 15, 2000, Global Bond Series changed its name to Multisector Bond Series, its sub-adviser from Mercury Asset Management International Ltd. to Aim Capital Management, Inc. and investment objective from investing in high quality U.S. and foreign government and corporate fixed income securities to investing in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The fund's new benchmark will be Lehman Brothers Aggregate Bond Index.

For the year ended December 31, 2000, the Multisector Bond Series posted a return of 4.27% compared to 11.63% for its benchmark the Lehman Brothers Aggregate Bond Index.

Early in the year, a tight labor market, signs of rising inflation and persistently robust growth led the Federal Reserve Board (the Fed) to raise the Fed funds rate three times to 6.5%. During the second half of the year, the Fed saw sufficient signs that the economy was slowing and left rates unchanged. By December, however, the Fed changed its bias from tightening to easing. And, in a surprise move on January 3, 2001, the Fed took unusually strong action in an inter-meeting (not regularly scheduled) and reduced the fed funds rate 50 basis points to 6%. The Fed cited weakening retail sales, industrial production and consumer confidence as motivating the action.

In 1999, the corporate bond market outperformed the government sector but that trend reversed in 2000. Longer-maturity Treasuries outperformed virtually all other asset classes on a total return basis. Later in the year, the slowing economy hurt corporate earnings, fostering a flight to quality.

For most of the year, hedging provided an edge in overseas markets as the strong dollar sent investors seeking U.S. paper. The exception was emerging market debt, which produced double-digit returns, making it one of the strongest fixed-income market sectors for the year.

The year was divided by quality concerns and a strong flight to long Treasuries resulting from the Treasury buy back program, due to the large government budget surplus. Corporate bond spreads traded much wider over the year as economic forces began to point to a slower pace of growth. We were overweighted in corporate securities and underweighted in mortgage-backed securities and long duration Treasuries. Our strategy has been to improve the quality and liquidity of the holdings by utilizing larger issues with broad underwriter groups. We have emphasized increasing our exposure to mid and high grade corporate bonds.

The high-yield market decidedly underperformed most other bond sectors this year. However, we now believe the high-yield area is undervalued and perhaps ready to recover. Selectively, we intend to increase our portfolio allocation in high yield.

During the fourth quarter, we extended duration moderately to 6.4 years. The average quality rating is A-. We expect the Federal Reserve to lower short term Fed funds rates more in the months ahead.

As we begin 2001, the outlook for fixed-income markets depends largely on what the economy does in the coming months; and what, in turn, the Fed does regarding those economic conditions. The Fed's January rate cut was promising, and the Fed has indicated an easing bias that clearly signals it expects to cut short-term rates again. This should prove favorable for fixed-income markets.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MULTISECTOR BOND SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR  SINCE JANUARY 3, 1995****
+4.27%  +2.51%           +5.12%

        SALOMON BROTHERS WORLD  LEHMAN BROTHERS AGGREGATE  MULTISECTOR
          GOV'T BOND INDEX**          BOND INDEX***        BOND SERIES
1/3/95                 $10,000                    $10,000      $10,000
95                     $11,904                    $11,847      $11,914
96                     $12,335                    $12,278      $12,310
97                     $12,364                    $13,463      $12,327
98                     $14,256                    $14,632      $13,990
99                     $13,648                    $14,512      $12,937
00                     $13,899                    $16,199      $13,490

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the
Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    *  SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  An unmanaged index of world government bonds with maturities of at least one year.
                  ***  An unmanaged index of government, corporate and
                       mortgage-backed securities with an average maturity of
                       approximately nine years. Going forward, the Series will
                       only use the Lehman Brothers Aggregate Bond Index because it is better suited for the new investment objective of the
                       Series.
                 ****  Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                   22.5%
Information-Wireless Telecommunications Carriers        12.9%
Information-Other Telecommunications                    10.0%
Information-Wired Telecommunications Carriers            9.9%
Recreation-Gambling Industries                           8.3%
Cash Equivalents/Receivables                             8.2%
Information-Cable and Other Program Distribution         7.8%
Entertainment-Cable and Other Subscription Programming   5.3%
Health Care-General Medical and Surgical Hospitals       4.4%
Entertainment-Radio and Television Broadcasting          4.4%
Petroleum and Coal-Oil and Gas Extraction                3.3%
Information-Other Information Services                   3.0%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Bonds                                                                                 Net Assets
------------------------------------------------------------------------------------------------
                   1.   TeleCorp PCS, Inc. (11.625%) 2009                                3.8%
                   2.   Adelphia Communications (10.875%) 2010                           2.7%
                   3.   Exodus Communications, Inc. (11.625%) 2010                       2.1%
                   4.   AES Corp. (9.50%) 2009                                           1.9%
                   5.   Park Place Entertainment Corp. (9.375%) 2007                     1.9%
                   6.   Young Broadcasting Corp. (11.75%) 2004                           1.9%
                   7.   Nextlink Communications (10.50%) 2009                            1.9%
                   8.   Grupo Iusacell S.A. de C.V. (14.25%) 2006                        1.8%
                   9.   Dobson Communications Corp. (10.875%) 2010                       1.8%
                  10.   EchoStar Broadband Corp. (10.375%) 2007                          1.8%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGH-YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

For the year ended December 31, 2000, the High Yield Series returned -6.40%, underperforming the Lehman Brothers High Yield Index return of -5.86%.

Overall, 2000 was a difficult year for the high-yield bond market. The Federal Reserve's (the Fed) interest rate hikes caused the economy to slow. Investors took cash out of high-yield bond funds, forcing the liquidation of holdings and driving corporate bond prices lower.

The High Yield market took its cue from the NASDAQ, which soared early in the year then plummeted to end the year down 39%. The decline in the equity market and fears of an economic slowdown caused the demand for high yield bonds to dry up. For the year 2000, the supply of new issues dropped in half from 1999, as investors became more risk averse and sought the safety of higher quality bonds.

Our performance was enhanced by several strategies we employed during the year. In anticipation of slower economic growth, we underweighted economically sensitive sectors, such as home building, finance, metals, autos and industrials. We also emphasized higher quality issues within the high yield market, maintaining a significant underweight in the lowest quality bonds, rated CCC and below. This helped keep our default loss experience well below the market average. Additionally, our holdings in the energy sector soared during the year, along with the price of oil and gas.

On the other side of the ledger, our performance was offset by several market developments. Our telecommunications bonds declined in value when the entire sector came under pressure as investors began to revise their growth rate assumptions for several issuers. Zero coupon bonds, which tend to have a longer duration, were negatively impacted by rising interest rates. Finally, we expected rising mortgage rates to depress home sales and so we avoided housing related bonds. Although some weakness was evident by year end, home sales remained strong throughout the year and the sector delivered above average performance.

Looking ahead, the Fed is expected to continue lowering interest rates to stimulate the economy. Also, the incoming Bush administration has indicated that a tax cut may be in order, which could provide additional cushioning for the economy. Lower interest rates and stable economic growth would be a very constructive environment for the high yield market. To the extent this scenario unfolds, we plan to review our exposure to economically sensitive cyclical bonds and would add to these positions if the economy begins to pick up steam. At today's levels, yields and credit spreads in the high-yield market are attractive by historical standards offering investors the potential for above average returns should the markets return to more normal levels.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR  SINCE MAY 2, 1994**
-6.40%  +2.94%        +3.93%

          LEHMAN BROTHERS
        HIGH YIELD INDEX***  HIGH YIELD SERIES
5/2/94              $10,000            $10,000
94                  $10,163             $9,925
95                  $12,112            $11,189
96                  $13,487            $12,366
97                  $15,208            $13,572
98                  $15,492            $13,657
99                  $15,862            $13,816
00                  $14,933            $12,932

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                     64.9%
Corporate Bonds-Investment Grade      12.7%
U.S. Government Agencies               9.1%
Corporate Bonds-Non-Investment Grade   7.3%
U.S. Treasury Securities               2.5%
Asset Backed Securities                2.3%
Cash Equivalents/Receivables           1.2%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Securities                                                                            Net Assets
------------------------------------------------------------------------------------------------
                   1.   S & P 500 Depositary Receipt                                     1.9%
                   2.   HCA - The Healthcare Co.                                         1.8%
                   3.   Tyco International Ltd.                                          1.7%
                   4.   Enron Corp.                                                      1.5%
                   5.   Dynegy, Inc. Class A                                             1.5%
                   6.   AES Corp.                                                        1.3%
                   7.   ACE Ltd.                                                         1.3%
                   8.   American International Group, Inc.                               1.3%
                   9.   Pharmacia Corp. (with rights)                                    1.3%
                  10.   Coastal Corp.                                                    1.3%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

STOCK ADDITIONS:         STOCK ELIMINATIONS:
ACE Ltd.                 Equant N.V. NY Shares
Baxter                   AMFM, Inc.
 International, Inc.     Motorola, Inc.
 (with rights)           i2 Technologies, Inc.
Biovail Corp.            Global Crossing Ltd.
Coastal Corp.            Bell Atlantic Corp.
Emerson Electric Co.     Cabletron Systems, Inc.
Johnson & Johnson        AT&T Corp. -- Liberty Media Corp.
Pharmacia Corp. (with    Nortel Networks Corp.
 rights)                 PE Corp -- PE Biosystem Group
Philip Morris
 Companies, Inc.
Schlumberger Ltd.
Tenet Healthcare Corp.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MIX OF U.S. STOCKS, BONDS AND MONEY MARKET INSTRUMENTS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

The year 2000 was a challenging one for the markets. Early substantial strength in the technology and telecommunications sectors ran into a wall of rising interest rates engineered by the Federal Reserve (the Fed) to cool the economy. Investor exuberance gave way to concern over earnings expectations and valuation levels. Value-oriented stocks compared to growth oriented stocks fared quite well towards year end as the gap in stock market valuations narrowed.

For the year ended December 31, 2000, the Asset Allocation portfolio reported a return of 0.16%. This compares favorably to a decline of 9.10% for the S&P 500 Index. The Lehman Brothers Aggregate Bond Index registered an increase of 11.63%. A combination of the above stock and bond indices posted a decline of 1.33% for the year. The Asset Allocation fund was generally invested 60-65% in equities during 2000 and 35-40% in fixed income securities.

Within equities, an early overweighting in the technology sector and subsequent reduction in this sector helped performance during the year. Also adding to performance was an overweight in the energy and healthcare sectors. Detracting from performance was our exposure to telecommunications stocks and an underweighting in consumer staples. Currently, the fund is overweighted in the energy and healthcare sectors while underweighted in technology. The fund has added to its consumer staples positions and brought back several retailers to the portfolio.

In the fixed income market, the Fed's monetary tightening and the government's Treasury buy-back program created a sizable yield curve inversion (in which short-term interest rates exceeded long-term rates). This hurt corporate bonds, particularly high-yield corporates. Spreads on corporate yields widened to 85 to 95 basis points.

Halfway through the year, in response to the deteriorating economic projections, we shifted some assets from corporate bonds to agencies. We also increased the fund's average bond duration slightly beyond its benchmark. We are well-positioned for a rebound in corporate bonds, with high-yield corporate bonds looking particularly attractive.

Recent Fed action in lowering interest rates confirms a weakening economic environment. Stock prices face greater risk from disappointing earnings reports from specific companies than from general valuation levels. In this environment, stock selection will likely take on increasing importance. Emphasis on solid earnings prospects and relative valuations should reap rewards in the year ahead.

VALUE OF $10,000 INVESTED JANUARY 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR   10 YEAR
+0.16%  +14.21%  +13.48%

           LEHMAN BROTHERS
        AGGREGATE BOND INDEX+  S&P 500++  ASSET ALLOCATION SERIES
1/1/91                $10,000    $10,000                  $10,000
91                    $11,600    $13,055                  $12,764
92                    $12,459    $14,056                  $13,652
93                    $13,674    $15,461                  $14,988
94                    $13,275    $15,663                  $14,942
95                    $15,727    $21,525                  $18,225
96                    $16,298    $26,492                  $20,503
97                    $17,872    $35,330                  $24,652
98                    $19,424    $45,428                  $29,576
99                    $19,265    $54,986                  $35,360
00                    $21,504    $49,981                  $35,415

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                    + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
                   ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         45.1%
Finance-Insurance Carriers                                    13.2%
Petroleum and Coal-Products Manufacturing                      6.9%
Health Care-Pharmaceutical and Medicine Manufacturing          5.8%
Finance-Depository Credit Banking                              5.7%
Computer Manufacturing-Computer and Peripheral Equipment       4.7%
Utilities-Electric Generation, Transmission and Distribution   4.3%
Information-Other Telecommunications                           3.9%
Aerospace Product and Parts Manufacturing                      3.5%
Petroleum and Coal-Mining Support Activities                   2.7%
Professional Services-Computer Systems Design and Related      2.7%
Cash Equivalents/Receivables                                   1.5%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   HEALTHSOUTH Corp.                                                2.1%
                   2.   Allstate Corp.                                                   2.0%
                   3.   Washington Mutual, Inc.                                          2.0%
                   4.   Boeing Co.                                                       1.9%
                   5.   Tyco International Ltd.                                          1.9%
                   6.   Exxon Mobil Corp.                                                1.9%
                   7.   PNC Financial Services Group                                     1.9%
                   8.   Loews Corp.                                                      1.9%
                   9.   FPL Group, Inc.                                                  1.7%
                  10.   Bristol-Myers Squibb Co.                                         1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:              ELIMINATIONS:
Air Products and        Ashland, Inc.
 Chemicals, Inc.        BCE, Inc.
Countrywide Credit      BellSouth Corp.
 Industries, Inc.       C.I.T. Group, Inc. Class A
Edison International    Deere & Co.
General Dynamics Corp.  Duke Energy Corp.
Lowe's                  Johnson Controls, Inc.
 Companies, Inc.        Knight-Ridder, Inc.
Minnesota Mining and    Merck & Co., Inc.
 Manufacturing Co.      Sherwin-Williams Co.
Nucor Corp.
Schering-Plough Corp.
Stilwell
 Financial, Inc.
Ultramar Diamond
 Shamrock Corp.

FORTIS SERIES FUND: AMERICAN LEADERS SERIES
(SUBADVISED BY FEDERATED)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME BY INVESTING IN EQUITY SECURITIES OF BLUE CHIP COMPANIES.

Eventually rationality had to return to the stock market. The five year streak of the S&P 500 returning over 20% finally came to an end with a loss of 9.10% in the year 2000. The S&P Barra Value Index finished 6.07% higher for the year versus a loss of 22.08% for the S&P Barra Growth Index. The technology sector's underperformance during the year was as dramatic as its outperfromance in 1999 -- the sector, as defined by the S&P 500, returned -39.5% in 2000. Equaling those returns was the communications sector, down 39.4%; these results were aided by price deterioration in the consumer long distance area, driving AT&T, Sprint and Worldcom all down over 65%. The upside to this difficult year is that the value style has regained some luster due to its outperformance of the growth style. Investors have finally become more concerned with a company's business model and valuation metrics.

Since it was first public offering, on May 1, 2000, the Fortis American Leaders Series returned 4.85% for the period ended December 31, 2000, verses 6.54% for the S&P Barra Value Index. The fund was impacted by exposure to the technology and communication sectors as well as adverse security selection in consumer staples and utilities. Detractors from performance include Motorola, Lexmark, and AT&T. Our year was aided by a positive security selection in healthcare (Healthsouth and Oxford Health Plans) and financial (Washington Mutual and Allstate) sectors. Other significant contributors to performance since inception include Loews Corp, Boeing, Philip Morris and Conseco.

In regard to strategy, we intend to stick with our disciplines that have led to our excellent long-term performance. Compared to a year ago, the investing arena looks a lot different. Many value industries have become fully valued, while some areas in the technology sector look inexpensive. The lowering of interest rates by the Federal Reserve should help the stock market advance, but the question involves timing. Our discipline continues to uncover higher quality companies whose stocks we view as temporarily out-of-favor as investors eventually gravitate back towards these names, given the compelling risk/return profile.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AMERICAN LEADERS SERIES
TOTAL RETURN*
SINCE MAY 1, 2000** +4.85%

          S&P BARRA
        VALUE INDEX***  AMERICAN LEADERS SERIES
5/1/00         $10,000                  $10,000
00             $10,654                  $10,485

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                     31.3%
Cash Equivalents/Receivables                              14.8%
Finance-Depository Credit Banking                         10.8%
Paper (Converted) Product Manufacturing                    8.8%
Chemical Manufacturing-Basic Chemical Manufacturing        5.7%
Petroleum and Coal-Mining Support Activities               5.6%
Professional Services-Computer Systems Design and
Related                                                    5.6%
Entertainment-Data Processing, Hosting and Related
Services                                                   4.6%
Health Care-General Medical and Surgical Hospitals         3.6%
Finance-Insurance Carriers                                 3.3%
Paper, Pulp, and Paperboard Mills                          3.0%
Computer Manufacturing-Computer and Peripheral Equipment   2.9%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Citigroup, Inc.                                                  4.6%
                   2.   Chase Manhattan Corp.                                            3.7%
                   3.   Kimberly-Clark Corp.                                             3.5%
                   4.   Electronic Data Systems Corp.                                    3.1%
                   5.   Georgia-Pacific Group                                            3.1%
                   6.   International Paper Co.                                          3.0%
                   7.   Air Products and Chemicals, Inc.                                 2.9%
                   8.   Federated Department Stores, Inc.                                2.9%
                   9.   Dow Chemical Co.                                                 2.8%
                  10.   Interpublic Group of Companies, Inc.                             2.7%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:              ELIMINATIONS:
Air Products and        Aetna, Inc. (with rights)
 Chemicals, Inc.        American International Group, Inc.
Convergys Corp.         AT&T Corp. -- Liberty Media Group
Electronic Data         Hewlett-Packard Co.
 Systems Corp.          Illinova Corp.
FedEx Corp.             Parker-Hannifin Corp.
Georgia-Pacific Group   Reader's Digest Association, Inc. Class A
International Paper     S & P 500 Depositary Receipt
 Co.                    UnionBanCal Corp.
Interpublic Group of    United HealthCare Corp.
 Companies, Inc.
Kimberly-Clark Corp.
Waste
 Management, Inc.
Zebra Technologies
 Corp. Class A

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO PREFER TO INVEST IN EQUITY OPPORTUNITIES AT ATTRACTIVE VALUATIONS. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCK'S POTENTIAL VALUE.

For the year ended December 31, 2000, the S&P Barra Value Index advanced 6.07% while the Fortis Value Series returned 18.49%. The fund outperformed the index due to its relative underexposure in the technology and telecommunications sectors, and its timely investments in undervalued stocks with accelerating earnings growth.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. A secondary criteria is inexpensively-valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Affliliated Computer Services, MGIC Investment Corporation and Bergen Brunswig were among the fund's better performing stocks in 2000. Recently, we added companies like Abitibi Consolidated and J.P. Morgan that have exhibited the same traits we look for in a security, while selling companies such as Coastal Corporation that no longer fit our investment criteria. We also have a substantial position in oilfield services, which we believe have excellent opportunities for earnings acceleration due to the high price of oil. The oil industry now finds it profitable to drill for oil.

Looking ahead, we see economic growth slowing down in the next few months. We believe the health care sector continues to offer attractive investment prospects as companies that provide goods and services used in the delivery of health care enjoy relatively stable demand. We are maintaining a below-average exposure to financial stocks because we foresee a more challenging business environment for them in the coming years.

Rising interest rates or slowing global growth could hurt the fund's performance. We continue to monitor the effects of interest rates and the economy on the fund's holdings. We remain focused on investing in undervalued companies with accelerating growth or inexpensively-valued growth. We believe this investment philosophy will provide good long-term returns to shareholders.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR   SINCE MAY 1, 1996**
+18.49%        +15.72%

          S&P BARRA
        VALUE INDEX***  VALUE SERIES
5/1/96         $10,000       $10,000
96             $11,639       $11,149
97             $15,046       $13,962
98             $17,253       $15,309
99             $19,447       $16,680
00             $20,632       $19,764

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** A unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         38.8%
Petroleum and Coal-Mining Support Activities                  11.7%
Cash Equivalents/Receivables                                   6.4%
Finance-Depository Credit Banking                              6.4%
Computer Manufacturing-Semiconductor, Electronic Component     6.3%
Health Care-Pharmaceutical and Medicine Manufacturing          5.3%
Finance-Insurance Carriers                                     4.9%
Information-Other Telecommunications                           4.5%
Computer Manufacturing-Computer and Peripheral Equipment       4.4%
Computer Manufacturing-Communications Equipment                3.9%
Utilities-Electric Generation, Transmission and Distribution   3.9%
Information-Wired Telecommunications Carriers                  3.5%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Tyco International Ltd.                                          2.8%
                   2.   United Technologies Corp.                                        1.9%
                   3.   Calpine Corp.                                                    1.9%
                   4.   Santa Fe International Corp.                                     1.9%
                   5.   Grant Prideco, Inc.                                              1.9%
                   6.   Freddie Mac                                                      1.8%
                   7.   Weatherford International, Inc.                                  1.7%
                   8.   Bristol-Myers Squibb Co.                                         1.7%
                   9.   Corning, Inc.                                                    1.7%
                  10.   Cisco Systems, Inc.                                              1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:               ELIMINATIONS:
Applera Corp. --         AXA Financial, Inc.
 Applied Biosystems      Cable & Wireless Communications plc
 Group                   Ericsson Telecom -- Class B shares
Boeing Co.               KPN N.V.
Comcast Corp. Special    Lincoln National Corp.
 Class A                 LSI Logic Corp.
FleetBoston Financial    Motorola, Inc.
 Corp.                   Nokia Oyj Corp. ADR
Global Marine, Inc.      NTT DoCoMo, Inc.
Santa Fe International   Sprint Corp.
 Corp.
U.S. Bancorp
UnumProvident Corp.
Wal-Mart Stores, Inc.
XO
 Communications, Inc.
 Class A

FORTIS SERIES FUND: CAPITAL OPPORTUNITIES SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS AND EQUITY-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES AND DEPOSITORY RECEIPTS.

Since first public offering May 1, 2000 through December 31, 2000, the fund provided a total return of -11.68%, including the reinvestment of any distributions. This compares to a -8.38% return over the same period for the portfolio's benchmark, the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

For most of the period, our technology stake was roughly equal to that of the market, which is typical for the fund. What helped us avoid some of the pitfalls of this volatile environment was our careful stock selection. Our strategy is to buy stocks with strong earnings growth selling at reasonable prices. When we feel they're fully valued, we sell our stake. We had above-average stakes in sectors that did well this past year, including energy, insurance, and utilities. Finally, strong stock picking in more defensive sectors like pharmaceuticals and industrial services helped. Unfortunately, our higher-than-average stake in telecommunications and our focus within that sector on newer entrants hindered overall performance.

Among the positive contributors to the fund's performance were the more defensive names -- companies with predictable earnings that are not closely tied to economic growth. We bought Bristol-Myers Squibb when pharmaceutical stocks were down due to concerns about possible changes in Medicare reimbursement policies. The company also had some major drugs that were losing their patent exclusivity protection. The stock has since benefited from the general rotation into defensive names, as well as a delay in the release of generic versions of the drugs coming off patent protection. Other strong performers included the Federal Home Loan Mortgage Association, which recently received a clean bill of health after being investigated by a Congressional subcommittee; United Technologies, which benefited from the strong aerospace cycle; and AES, an independent power producer and natural gas supplier that did well as natural gas prices rose and electricity continued to be in short supply. Another large investment was Tyco International, a conglomerate whose stock price recovered following an investigation of its accounting practices.

Our biggest disappointments definitely came in the technology and telecommunications sectors. Stocks like Nortel Networks, a leading telecom equipment supplier, got hammered when investors realized there might be a slowdown in equipment spending by telecommunications carriers. In the telecommunications area, Sprint PCS struggled as new subscriber growth rates slowed, lowering earnings expectations. And XO Communications, formerly Nextlink Communications, suffered just because it was in an out-of-favor sector. However, we believe XO is one of the strongest new entrants out there, so we used the opportunity to boost our stake.

In addition to boosting our stake in XO, we also tried to take advantage of the general market weakness by buying the stocks of strong companies that are now selling at relatively cheap prices. Among the names we've added to include Vodafone, the top wireless company in Europe. We also increased our stake in Microsoft, which stands to benefit as more companies start adopting Windows 2000, and Cisco Systems, a leader in high-speed Internet networking systems. These are companies that were hurt by the downturns in technology and telecom, but retained strong positions in high-growth industries. We also bought Calpine, an independent power producer, whose stock price tumbled when investors decided the whole sector was getting too pricey. We believed Calpine's stock would rebound as power shortages persisted, and it has. The other part of what we've been doing is building our stakes in health care, retailing, and financial services, choosing stocks whose earnings looked predictable even in a slower growth environment. In health care, we bought drug companies like Pharmacia and Pfizer; in retailing, the drugstore CVS and the grocery chain Safeway; and in financial services, insurers like St. Paul. Many of these names helped the portfolios during the stormy second half.

Looking forward, we expect there could be more tough sledding ahead, especially in the technology and telecommunications sectors. We've retained high stakes, however, in both of these sectors because we think they offer great long-term growth prospects. Over the same period, tech stock prices were down quite a bit. Given that stock prices usually follow earnings, we expect a recovery. In telecom, the growth of the Internet, deregulation, consolidation, and innovation are all fueling long-term growth. Our strategy is to stick with what we feel is the "A-team", the players with experienced management and solid business plans, because we expect they will be among the first to come back once these sectors move back into favor. But we've also balanced the portfolio with more defensive names that should continue to do well even if the economy slows. We believe this balanced structure, along with careful stock selection, will help the portfolio weather whatever market conditions are ahead.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CAPITAL OPPORTUNITIES SERIES
TOTAL RETURN*
SINCE MAY 1, 2000** -11.68%

        S&P 500 INDEX***  CAPITAL OPPORTUNITIES SERIES
5/1/00           $10,000                       $10,000
00                $9,162                        $8,832

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         35.5%
Health Care-Pharmaceutical and Medicine Manufacturing         13.4%
Finance-Insurance Carriers                                     8.8%
Utilities-Electric Generation, Transmission and Distribution   8.3%
Finance-Depository Credit Banking                              6.3%
Petroleum and Coal-Products Manufacturing                      5.7%
Entertainment-Newspaper, Periodicals, Book and Database
Publishers                                                     5.7%
Health Care-General Medical and Surgical Hospitals             4.2%
Petroleum and Coal-Natural Gas Distribution                    3.5%
Pipeline-Transportation of Natural Gas                         3.3%
Computer Manufacturing-Semiconductor, Electronic Component     2.9%
Cash Equivalents/Receivables                                   2.4%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Biovail Corp., Conv. 6.75%                                       3.6%
                   2.   Dynegy, Inc. Class A                                             3.3%
                   3.   HCA -- The Healthcare Co.                                        3.0%
                   4.   Enron Corp.                                                      2.6%
                   5.   Tyco International Ltd.                                          2.4%
                   6.   AES Corp.                                                        2.4%
                   7.   OGE Energy Corp.                                                 2.2%
                   8.   MetLife, Inc.                                                    2.2%
                   9.   McGraw-Hill Companies, Inc.                                      2.2%
                  10.   SBC Communications, Inc.                                         2.0%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                  ELIMINATIONS:
Baxter                      ALLTEL Corp.
 International, Inc.        Corning, Inc.
 (with rights)              Global Crossing, Conv. 7.00%
Coastal Corp.               GTE Corp.
Emerson Electric Co.        Interpublic Group of Companies, Inc.
John Hancock Financial      Marsh & McLennan Companies, Inc.
 Services, Inc.             Quaker Oats Co.
MetLife, Inc.               Qwest Trends Trust, Conv. 5.75%
OGE Energy Corp.            SYSCO Corp.
Pfizer, Inc. (with rights)  US West, Inc.
Philip Morris
 Companies, Inc.
Schlumberger Ltd.
Tyco International Ltd.

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE DIVIDEND GROWTH PROSPECTS RELATIVE TO THE STANDARD & POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

The year 2000 proved to be a very mixed blessing for equity performance. Early strength in the technology and telecommunications sectors gave way to steep declines in the fourth quarter, as earnings and valuation concerns became paramount. Several rate increases by the Federal Reserve (the Fed) early in the year served to slow a robust economy while bringing stock valuations back to more reasonable levels. Value-oriented stocks fared quite well compared to growth oriented stocks as the gap in market valuations between value and growth stocks narrowed.

For the year ended December 31, 2000, the Growth and Income Series posted an increase of 5.13%. This compares to a decrease of 9.10% for the S&P 500 Index. The substantial outperformance relative to the index can be attributed to below average sector weightings in technology, which we reduced during the year, and consumer cyclicals, while overweights in the energy and healthcare sectors contributed to performance. Companies that particularly boosted our performance included independent power suppliers such as Dynegy and Enron. We were hurt by our holdings in telecommunications companies including AT&T.

A somewhat more conservative investment approach was rewarded handsomely in 2000. We manage the fund with a focus on large capitalization companies, primarily those that pay dividends. We also place a greater emphasisis on growth of capital than reliance on income.

Investors must now assess the extent and duration of the economic slowdown. Recent Fed action in lowering interest rates confirms a weakening economic environment. Stock prices face greater risk from disappointing earnings reports from specific companies than from general valuation levels. The stock market's current price/earnings valuations seem consistent with current inflation rates, so we do not see much downside risk regarding inflation. In this environment, stock selection will likely prove to be more important than in recent times. Emphasis on solid earnings prospects, along with relative valuations, should reap rewards in the year ahead.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR   SINCE MAY 2, 1994**
+5.13%  +15.38%              +16.06%

        S&P 500 INDEX***  GROWTH & INCOME SERIES
5/2/94           $10,000                 $10,000
94               $10,397                 $10,174
95               $14,289                 $13,196
96               $17,586                 $16,035
97               $23,453                 $20,476
98               $30,157                 $23,181
99               $36,502                 $25,665
00               $33,179                 $26,980

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending              26.2%
Finance                       21.3%
Health Care                   13.2%
Consumer Cyclical              7.8%
Energy & Related               7.8%
Utilities                      7.2%
Consumer Staples               6.9%
Basic Industry                 3.6%
Consumer Discretionary         3.5%
Cash Equivalents/Receivables   1.2%
Metal & Mining                 0.7%
Transportation                 0.6%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   General Electric Co.                                             4.0%
                   2.   Exxon Mobil Corp.                                                2.5%
                   3.   Pfizer, Inc. (with rights)                                       2.4%
                   4.   Cisco Systems, Inc.                                              2.3%
                   5.   Citigroup, Inc.                                                  2.2%
                   6.   Wal-Mart Stores, Inc.                                            2.0%
                   7.   Microsoft Corp.                                                  2.0%
                   8.   American International Group, Inc.                               1.9%
                   9.   Merck & Co., Inc.                                                1.8%
                  10.   Intel Corp.                                                      1.7%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                    ELIMINATIONS:
Applied Micro Circuits Corp.  Atlantic Richfield Co.
Broadcom Corp. Class A        Bestfoods
Calpine Corp.                 Columbia Energy Group
Dynegy, Inc. Class A          Mirage Resorts, Inc.
JDS Uniphase Corp.            Nabisco Group Holdings Corp.
Linear Technology Corp.       Owens-Illinois, Inc.
Maxim Integrated              Paine Webber Group, Inc.
 Products, Inc.               Republic New York Corp.
MetLife, Inc.                 Rite Aid Corp.
Siebel Systems, Inc.          Seagram Co. Ltd.
VERITAS Software Corp.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 INDEX.

For the year ended December 31, 2000, this fund had a return of -9.53%. In contrast, the S&P 500 Index, the fund's benchmark, produced a return of -9.10% for the same period. The difference between the fund's return and the index is primarily fund expenses. The fund is designed to passively replicate the large capitalization U.S equity market as represented by the S&P 500 Index. The fund utilizes a strategy of full replication, which entails holding all stocks in direct proportion to their weight in the index.

From the beginning of the year through mid-March 2000, technology stocks continued their strong performance and contributed to the strong performance of the index and therefore the fund. Beginning in mid-March, technology started a decline that continued through the end of the year. Investors had grown concerned about a resurgence in inflation and slower earnings growth. As questions arose about the sustainability of corporate earnings growth, investors turned away from technology and toward value-oriented stocks.

Among the top performing industries in the index were utilities, financial, energy and tobacco companies. The worst performing industries were from the technology sector which includes computer software, communication equipment and semiconductor companies.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 INDEX SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  SINCE MAY 1, 1996**
-9.53%              +17.34%

        S&P 500 INDEX***  S&P 500 INDEX SERIES
5/1/96           $10,000               $10,000
96               $11,504               $11,429
97               $15,342               $15,123
98               $19,727               $19,374
99               $23,877               $23,314
00               $21,704               $21,093

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       37.0%
Finance-Depository Credit Banking                           10.0%
Health Care-Pharmaceutical & Medicine Manufacturing          9.9%
Finance-Nondepository Credit Banking                         8.7%
Computer Manufacturing-Semiconductor, Electronic Component   8.1%
Finance-Insurance Carriers                                   5.0%
Information-Software Publishers                              4.5%
Petroleum and Coal-Products Manufacturing                    4.4%
Computer Manufacturing-Communications Equipment              3.6%
Cash Equivalents/Receivables                                 3.0%
Electrical Equipment Manufacturing                           3.0%
Computer Manufacturing-Computer and Peripheral Equipment     2.8%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Pfizer, Inc. (with rights)                                       4.0%
                   2.   Citigroup, Inc.                                                  3.8%
                   3.   Freddie Mac                                                      3.3%
                   4.   General Electric Co.                                             3.0%
                   5.   Cisco Systems, Inc.                                              2.4%
                   6.   Fannie Mae                                                       2.4%
                   7.   Microsoft Corp.                                                  2.2%
                   8.   Safeway, Inc.                                                    1.8%
                   9.   Exxon Mobil Corp.                                                1.7%
                  10.   Mellon Financial Corp.                                           1.5%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                      ELIMINATIONS:
Baker Hughes, Inc.              BMC Software, Inc.
BJ Services Co.                 Bristol-Myers Squibb Co.
El Paso Energy Corp.            Computer Associates International, Inc.
Juniper Networks, Inc.          Lilly (Eli) & Co.
McGraw-Hill Companies, Inc.     Lucent Technologies, Inc.
MedImmune, Inc.                 MCI WorldCom, Inc.
Nortel Networks Corp.           MediaOne Group, Inc.
Pharmacia Corp. (with rights)   Sprint Corp.
Siebel Systems, Inc.            Time Warner, Inc.
Waters Corp.                    Yahoo!, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

Equity markets corrected significantly in the second half of 2000 after a relatively flat first-half performance. The confluence of the Federal Reserve's (the Fed) six interest rate increases, a sharp increase in energy costs, and the prolonged Presidential election dispute seemed to derail investor confidence, stock market performance, and ultimately economic growth. However, performance in various sectors was mixed. Value stocks outperformed growth stocks by a wide margin, and technology stocks were badly mauled in the fourth quarter.

Although the Fed now acknowledges that the risks support an easing bias, it did not start reducing interest rates until early January 2001. We are carefully evaluating the influence of the economic environment (including the Fed's recent action) on specific holdings as we position the fund for 2001 and beyond.

In this volatile and generally difficult environment, our portfolio held up relatively well. Although performance was modestly negative for the year, it far exceeded the S&P 500 in the first half of 2000, enabling the fund to surpass the broad index for the year as a whole. The fund had a total return of -2.47% versus -9.10% for the S&P 500 Index.

Your fund has more exposure to the financial services sector than the average growth fund, and these holdings performed particularly well in the second half of 2000. Freddie Mac, Citigroup, Fannie Mae, ACE Limited, and State Street were among the standouts in this area. A slowing economy and the prospect for Fed rate cuts were powerful factors driving performance of financial stocks. Many of these companies should continue to generate solid earnings gains in the current economic environment.

Health care represented another area where the prospects for relative earnings growth appear quite good in a slowing economy. UnitedHealth Group was our top performing stock for the year, and health care service providers, CIGNA, and Wellpoint Health Networks both generated strong earnings growth and investment performance in the second half of 2000. Our old standbys in the pharmaceutical sector, particularly Pfizer, also generated solid gains throughout the year.

Considering these solid performers, it would be logical to ask why the fund was down in the second half and for the year. Technology and telecommunications stocks were the culprits, accounting for most of the 20 worst contributors to performance. While there were disappointments in media stocks and other sectors, the damage in technology was severe. We limited our losses by selling stocks where we had fundamental concerns and, in total, sustained much less damage than the average growth fund, which was down substantially for the year. However, we did redeploy some sale proceeds into higher-conviction names such as Analog Devices and EMC, which may have performed less poorly but still declined.

The worst contributors in the second half of 2000 included Intel, Dell Computer, Microsoft, Cisco Systems, Oracle, Corning, Applied Materials, WorldCom, Nortel Networks, and America Online. Frankly, losing money in these stocks disappointed us, but we have learned that it generally pays to weed out companies with disappointing fundamentals while adding to higher-conviction names in the sector. In our view, now is a relatively good time to go against the crowd and buy select technology stocks, and that is what we are doing.

Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations reasonable. Consequently, we invested opportunistically in existing holdings.

There were several notable sales in the second half of 2000. We eliminated Yahoo! at prices substantially above current (early January) levels due to concerns about its on-line advertising model. Eli Lilly was also eliminated, as we became aware that an unsuccessful Prozac patent defense would slow the company's growth significantly for well over a year. We deployed the proceeds in several other pharmaceutical stocks.

The Fed appears to have achieved its goal of slowing the economy to a more sustainable growth rate compatible with low inflation. The key question is whether a soft landing, hard landing, or recession will result. We try to limit the time we spend on economic prediction and focus our energy on finding solid growth companies with above-average growth prospects. This is where we have some expertise and feel we can add the most value.

As always, we seek blue chip companies with leading market positions, seasoned management, and strong financial fundamentals as we continue to believe they will provide superior investment results. We appreciate your continued support in this endeavor.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BLUE CHIP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  SINCE MAY 1, 1996**
-2.47%              +18.53%

        S&P 500***  BLUE CHIP STOCK SERIES
5/1/96     $10,000                 $10,000
96         $11,504                 $11,624
97         $15,342                 $14,763
98         $19,727                 $18,906
99         $23,877                 $22,664
00         $21,704                 $22,105

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       33.3%
Health Care-Pharmaceutical and Medicine Manufacturing       13.9%
Cash Equivalents/Receivables                                 9.0%
Computer Manufacturing-Semiconductor, Electronic Component   7.2%
Computer Manufacturing-Computer and Peripheral Equipment     6.5%
Finance-Depository Credit Banking                            5.9%
Electrical Equipment Manufacturing                           5.0%
Computer Manufacturing-Communications Equipment              4.8%
Finance-Nondepository Credit Banking                         4.1%
Information-Other Telecommunications                         3.7%
Finance-Insurance Carriers                                   3.3%
Petroleum and Coal-Products Manufacturing                    3.3%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   General Electric Co.                                             5.0%
                   2.   Pfizer, Inc. (with rights)                                       3.8%
                   3.   Tyco International Ltd.                                          3.2%
                   4.   Cisco Systems, Inc.                                              3.0%
                   5.   Exxon Mobil Corp.                                                2.9%
                   6.   Citigroup, Inc.                                                  2.9%
                   7.   American International Group, Inc.                               2.7%
                   8.   EMC Corp.                                                        2.5%
                   9.   Pharmacia Corp. (with rights)                                    2.2%
                  10.   Merck & Co., Inc.                                                2.0%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                   ELIMINATIONS:
Air Products and             Carnival Corp.
 Chemicals, Inc.             Clear Channel Communications, Inc.
Applera Corp. -- Applied     Comcast Corp. Special Class A
 Biosystems Group            Dell Computer Corp.
Calpine Corp.                Guidant Corp.
Duke Energy Corp.            Lucent Technologies, Inc.
Dynegy, Inc. Class A         MCI WorldCom, Inc.
Juniper Networks, Inc.       MediaOne Group, Inc.
PMC -- Sierra, Inc.          Nextel Communications, Inc. Class A
SYSCO Corp.                  Yahoo!, Inc.
UnitedHealth Group, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES II
(SUBADVISED BY AIM)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT LONG-TERM GROWTH OF CAPITAL WITH INCOME AS A SECONDARY OBJECTIVE BY INVESTING IN COMMON STOCKS OF BLUE CHIP COMPANIES.

Since its first public offering on May 1, 2000, the Fortis Blue Chip Stock Series II fund posted a -11.95% return for the period ended December 31, 2000, versus a return of -8.38% for the S&P 500 Index. The fund's holdings in technology hurt its performance compared to the S&P 500 Index.

After several years of hefty returns, the overall market suffered through a volatile year that ended in negative returns for many of the broader indices. A number of forces conspired against equity investors including rate hikes by the Fed that slowed the U.S. economy, higher energy prices, a weak Euro, and the uncertainty of the U.S election.

In a reversal of fortunes, the "stars" of 2000 included many sectors that underperformed in 1999. Utility, health-care, financial and transportation stocks which were weak in 1999 were some of the better performers in 2000. Conversely, technology and consumer-cyclical stocks disappointed in 2000 after providing investors with strong returns in 1999. We do believe, however, that well-established, market-leading technology companies have long-term appreciation potential and have become much more attractively valued in the recent sell off.

Health-care stocks generally, and major pharmaceutical stocks in particular, contributed positively to fund performance, as did the fund's utility and capital-goods stocks. Shareholders further benefited from the fund's underweight position in communication-services, basic-materials and consumer-staples stocks.

As investors come to grip with the slowing U.S. economy and choppy markets, we expect to see more volatility in the first half of 2001. The surprise .50% rate cut by the Federal Reserve on January 3, 2001 should bode well for the markets for the second half of the year as the stimulus from the cut flows through in the next 6-9 months. The bad news from the fourth quarter of 2000 is probably not all out, however, and we expect continued downward earnings revisions during the first half of the year.

Nevertheless, we do not believe that we will approach recessionary levels, and we feel that real Gross Domestic Product (GDP) growth will pick up in the second half of the year with modest growth for the full year 2001.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BLUE CHIP STOCK SERIES II
TOTAL RETURN*
SINCE MAY 1, 2000** -11.95%

        S&P 500 INDEX***  BLUE CHIP STOCK SERIES II
5/1/00           $10,000                    $10,000
00                $9,162                     $8,805

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                25.5%
Japan                         18.6%
France                        13.0%
Netherlands                    9.7%
Germany                        7.0%
Other                          4.5%
Sweden                         4.4%
Switzerland                    4.3%
Cash Equivalents/Receivables   3.6%
Singapore                      3.4%
Italy                          3.2%
Spain                          2.8%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   ING Groep N.V. (Netherlands)                                     2.8%
                   2.   Akzo Nobel N.V. (Netherlands)                                    2.6%
                   3.   BP Amoco plc (United Kingdom)                                    2.5%
                   4.   Total Fina Elf S.A. (France)                                     2.4%
                   5.   Allianz AG (Germany)                                             2.4%
                   6.   GlaxoSmithKline plc (United Kingdom)                             2.3%
                   7.   Aventis S.A. (France)                                            2.3%
                   8.   Bayerische Hypo- und Vereinsbank AG (Germany)                    2.1%
                   9.   Nissan Motor Co. Ltd. (Japan)                                    1.9%
                  10.   Diageo plc (United Kingdom)                                      1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:               ELIMINATIONS:
Akzo Nobel N.V.          Asahi Breweries Ltd.
Bayerische Hypo- und     DaimlerChrysler AG
 Vereinsbank AG          Deutsche Lufthansa AG
British                  Granada Group plc
 Telecommunications plc  HSBC Holdings plc
HSBC Holdings plc        Imperial Chemical Industries plc
Investor AB Class B      Metro AG
Lagardere S.C.A.         National Westminster Bank plc
National Grid Group plc  Royal & Sun Alliance Insurance Group plc
Sakura Bank Ltd.         Siemens AG
Vodafone Group plc
Wolters Kluwer N.V.

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

The International Stock Series defended well in a tumultuous year 2000 as rising energy prices currency volatility and slowing economic growth triggered losses in most global equity markets. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. While expensive technology and telecommunications stocks soared in 1999 and dominated market returns, these same sectors were hard hit in 2000 as investors began to focus on company fundamentals and long-term business models. Meanwhile, financially productive traditional companies rebounded strongly after being ignored for most of 1999. The actual turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the U.K. on March 7th, which raised far more money than expected. The remarkable sums bid for the licenses, and the huge cost to build the networks, called into question the potential to generate returns from these investments and introduced an element of skepticism that had been sorely missing in 1999. While absolute performance was disappointing in 2000, the fund's total return was -9.79%, adherence to our investment discipline of focusing on financially productive yet inexpensive stocks helped the fund outperform the MSCI EAFE Index which had a return of -13.96%, especially since the March 7th market peak.

There were also reversals from a regional perspective in 2000 as the Japanese market, which rose strongly in 1999, fell amid slumping consumer spending and weak business confidence. While individual companies in Japan continue to take the difficult steps to restructure and improve their profitability, the political system is less open to change and is hampering the economy's recovery. While European markets were roughly flat for the year in local currency terms, the weakness in the euro compressed these returns for a U.S. dollar denominated investor. The euro weakness also magnified the impact of sharply rising oil prices on European companies since oil is a U.S. dollar-traded commodity. However, after a persistent decline since its launch in January 1999, the currency made a remarkable recovery in December 2000. Investors are shifting their interest and capital to Europe where valuations are more compelling and economic growth looks set to outpace the U.S. for the first time in several years.

While the euro decline and high oil prices received the attention of the media, the event that we view as having more long-term implications for European economies was German tax reform. A significant reduction in corporate tax rates is widely expected to improve corporate profitability, while the elimination of capital gains tax on the sale of shares by corporations will allow companies with extensive holdings, such as Hypovereinsbank, to redeploy this capital to strengthen their core businesses or to return the capital to shareholders. Importantly, Germany's landmark tax reform sparked change throughout the Eurozone as France, Italy, the Netherlands and Belgium unveiled their own tax reform proposals. Lowering tax rates will allow more vibrant capital formation and will facilitate the transition to the information economy.

Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. In the financial sector, Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings. Vivendi, Seagram, and Canal Plus combined to form a fusion of content and distribution. Before year-end, the new entity, Vivendi Universal disposed of its spirits operations and IPO'd its environmental businesses to focus on the production and multi-access delivery of media content globally. In the food and beverage industry, Cadbury Schweppes, the UK-based confectionery and drinks group, bought Snapple, the non-carbonated soft drinks company to drive its return on equity higher by bolstering its beverage portfolio and more efficiently deploying capital.

Equity markets fluctuate with news flow and changing sentiment but to produce superior long-term portfolio performance, one must adhere to an investment discipline with a demonstrated record of success. We will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel going forward, as we believe that the renewed emphasis on old-fashioned fundamental analysis will persist.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR   SINCE JANUARY 3, 1995***
-9.79%  +10.70%                   +11.32%

        MSCI EAFE**  INTERNATIONAL STOCK SERIES
1/3/95      $10,000                     $10,000
95          $11,155                     $11,435
96          $11,865                     $13,038
97          $12,109                     $14,601
98          $14,572                     $17,006
99          $18,550                     $21,087
00          $15,961                     $19,051

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   ** An unmanaged index of the stocks of Europe, Australia, and the Far East.
                  ***  Date shares were first offered to the public.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                25.70%
Japan                         16.50%
France                        13.80%
Other                         10.40%
Netherlands                    6.10%
Italy                          5.90%
Switzerland                    4.70%
Germany                        3.90%
Cash Equivalents/Receivables   3.80%
Sweden                         3.70%
Spain                          3.00%
Finland                        2.50%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Securities                                                                            Net Assets
------------------------------------------------------------------------------------------------
                   1.   GlaxoSmithKline plc (United Kingdom)                             3.4%
                   2.   Royal Bank of Scotland Group plc (United Kingdom)                3.0%
                   3.   Nokia Oyj (Finland)                                              2.5%
                   4.   Vodafone Group plc (United Kingdom)                              2.3%
                   5.   Shell Transport & Trading Company (United Kingdom)               2.0%
                   6.   Total Fina Elf S.A. (France)                                     2.0%
                   7.   Aventis S.A. (France)                                            1.9%
                   8.   Reed International plc (United Kingdom)                          1.7%
                   9.   Nestle S.A. (Switzerland)                                        1.7%
                  10.   ING Groep N.V. (Netherlands)                                     1.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

STOCK ADDITIONS:     STOCK ELIMINATIONS:
Axa                  Albertson's, Inc.
Banca Intesa S.p.A.  Bank of Ireland
GlaxoSmithKline plc  Basf AG
Granada Compass plc  Fuji Photo Film
Nokia Oyj            Groupe Danone
Reed International   Houghton Mifflin Co.
 plc                 MBIA, Inc.
Shell Transport &    Philip Morris Companies, Inc.
 Trading Company     Telecom Italia S.p.A
Sony Corp.           Unicom Corp.
Vivendi Universal
 S.A.
Vodafone Group plc

FORTIS SERIES FUND, INC.: INTERNATIONAL STOCK SERIES II
(SUBADVISED BY T. ROWE PRICE)

THIS PORTFOLIO IS DESIGNED TO PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN THE COMMON STOCKS OF WELL ESTABLISHED NON-U.S. COMPANIES.

On September 1, 2000, Global Asset Allocation Series changed its name to International Stock Series II and its subadviser from Morgan Stanley Asset Management Ltd., to T. Rowe Price International. The objective changed from maximum total return, derived primarily from a capital appreciation, dividends and interest, by following a flexible asset allocation strategy of investing in global securities to long-term growth of capital by investing primarily in common stock of well established non-U.S. companies.

International stocks fell sharply during the second half of 2000, contributing to steep losses for the full year. In the first quarter, telecom, media, and technology stocks carried over their heady performance of 1999. But leadership began to change in the spring as a severe correction hit these sectors, while the more defensive consumer staple, pharmaceutical and banking stocks found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks.

Broader concerns weighing on the equity markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, but the euro staged a recovery in the fourth quarter, cutting its losses to just 6% against the U.S. dollar for the year. In Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although financial instability and political turmoil plagued Korea and Taiwan.

Fund performance during the 12-month period ended December 31, 2000 was -8.17% verses a return of -13.96% for the MSCI EAFE Index. The fund's underweighted position in Japan aided results, but the underweighting in Switzerland (where the financial sector was strong) and the overweighting in Taiwan and Korea (where technology stocks were weak) crimped performance. Within the telecom, media, and technology sectors, however, your fund's stocks outperformed those of the index.

The fund is underweighted in Europe and Japan relative to the MSCI EAFE Index and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of non-European stocks. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services. We also added to selected technology and media stocks with valuable assets that we thought were oversold, and reduced positions we found fully valued.

In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and we remain cautiously optimistic about the prospects for the fund in the year ahead.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL STOCK SERIES II
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR  SINCE JANUARY 3, 1995**
-8.17%  +6.20%          +8.01%

        SALOMON BROTHERS WORLD                       INTERNATIONAL
          GOV'T BOND INDEX+     MSCI WORLD INDEX++  STOCK SERIES II  MSCI EAFE+++
1/3/95                 $10,000             $10,000          $10,000       $10,000
95                     $11,904             $12,132          $11,747       $11,155
96                     $12,335             $13,830          $13,241       $11,865
97                     $12,364             $16,074          $15,031       $12,109
98                     $14,256             $20,059          $17,430       $14,572
99                     $13,648             $25,142          $17,277       $18,550
00                     $13,899             $21,894          $15,866       $15,961

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the
Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    *  SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                    +  An unmanaged index of world government bonds with maturities of at least one year.
                   ++  An unmanaged index of the world's major equity markets in
                       U.S. dollars, weighted by stock market value.
                  +++  An unmanaged index of the stocks of Europe, Australia and the Far East. Going forward, the Series will be using the
                       MSCI EAFE Index because it is better suited for the new
                       investment objective of the Series.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending              30.6%
Finance                       16.5%
Health Care                   14.7%
Energy & Related               9.3%
Basic Industry                 9.2%
Consumer Cyclical              8.0%
Utilities                      8.0%
Consumer Staples               2.8%
Cash Equivalents/Receivables   0.9%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Quest Diagnostics, Inc.                                          1.8%
                   2.   Millennium Pharmaceuticals, Inc.                                 1.4%
                   3.   DST Systems, Inc.                                                1.3%
                   4.   SunGard Data Systems, Inc.                                       1.3%
                   5.   IDEC Pharmaceuticals Corp.                                       1.3%
                   6.   BJ Services Co.                                                  1.2%
                   7.   PMI Group, Inc.                                                  1.2%
                   8.   Waters Corp.                                                     1.2%
                   9.   Genzyme Corp. -- General Division                                1.2%
                  10.   ENSCO International, Inc.                                        1.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                     ELIMINATIONS:
BJ Services Co.                Altera Corp.
ENSCO International, Inc.      Biogen, Inc.
Genzyme Corp. -- General       Check Point Software Technologies Ltd.
 Division                      Maxim Integrated Products, Inc.
IDACORP, Inc.                  MedImmune, Inc.
IDEC Pharmaceuticals Corp.     Sabre Holdings Corp.
IVAX Corp.                     Sanmina Corp.
Millennium                     VeriSign, Inc.
 Pharmaceuticals, Inc.         VERITAS Software Corp.
PPL Corp.                      Vitesse Semiconductor Corp.
Quest Diagnostics, Inc.
SunGard Data Systems, Inc.
 (with rights)

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

Although the performance of the Fund was 8.71% for the ended December 31, 2000, we were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index, which had a return of 17.51%. For the year, midcap stocks noticeably outperformed both large and small capitalization issues.

Factors which detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a Fund designed to be sector neutral and holding between 150-175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. The fund uses both growth and value based inputs to select stocks. Growth stocks did not perform as well as value stocks, therefore, performance of the fund was negatively influenced.

During the year, the fund had a positive exposure to companies that exhibited above-average earnings growth and positive earnings surprises; but with the exception of early 2000, these exposures were not well-rewarded in a market environment that eventually focused so narrowly on value-type factors. The portfolio also had a modest exposure to low P/E stocks, which provided very strong performance over the course of the year. Unfortunately, our exposure was not large enough for the fund to fully profit from this strategy.

Superior stocks which contributed to performance included healthcare related holdings such as Universal Health Services and Waters Corporation. Universal Health operates acute care hospitals and in 2000 saw an improving pricing environment, while Waters manufactures equipment used in medical research, and benefited from the explosive growth in traditional and genomic based new pharmaceutical product research. Two financial service holdings that added to performance were Golden West Financial and Cullen/Frost Bankers. Both of these mid sized organizations appeared to benefit from high quality reputations along with a fairly benign interest rate environment. Two other superior stock choices were holdings in the natural gas industry. Questar Corporation and Keyspan Corporation both exhibited strong price performance based upon the increase in natural gas prices that was seen in 2000.

Two issues that negatively influenced return were Zale Corporation and Univision Communications. Zale is the national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. We will continue to manage the fund using our market-sensitive valuation model, and consolidate our stock selection skills with our disciplined portfolio construction process. The fund will remain economic sector and capitalization neutral relative to the S&P MidCap 400 Index; the goal is to add consistent value through superior stock selection and systematic risk control.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MID CAP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  SINCE MAY 1, 1998**
+8.71%               +6.11%

        S&P 400 MID CAP INDEX***  MID CAP STOCK SERIES
5/1/98                   $10,000               $10,000
98                       $10,536                $9,711
99                       $12,085               $10,776
00                       $14,200               $11,715

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         45.4%
Finance-Real Estate Investment Trust                           9.7%
Finance-Depository Credit Banking                              6.4%
Cash Equivalents/Receivables                                   5.9%
Finance-Insurance Carriers                                     5.2%
Petroleum and Coal-Oil & gas Extraction                        5.2%
Information-Software Publishers                                4.9%
Fabricated Metal Manuacturing-Other                            3.8%
Professional Service-Computer System Design and Related        3.8%
Machinery Manufacturing-Engine, Turbine, Power Transmission
Equipment                                                      3.3%
Machinery Manufacturing-Other General Purpose                  3.2%
Construction-Residential Building                              3.2%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Briggs & Stratton Corp.                                          3.3%
                   2.   CNF, Inc.                                                        3.0%
                   3.   Rayonier, Inc.                                                   2.9%
                   4.   Key Energy Services, Inc.                                        2.4%
                   5.   Associated Banc-Corp.                                            2.3%
                   6.   Wolverine World Wide, Inc.                                       2.2%
                   7.   The Manitowoc Company, Inc.                                      2.1%
                   8.   La-Z-Boy, Inc.                                                   2.0%
                   9.   Home Properties of New York, Inc.                                2.0%
                  10.   Old Republic International Corp.                                 1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                  ELIMINATIONS:
Associated Banc-Corp.       CCB Financial Group
Briggs & Stratton Corp.     Flowserve Corp.
CNF, Inc.                   Jostens, Inc.
Horace Mann Educators       Keystone Financial, Inc.
 Corp.                      Marine Drilling Companies, Inc.
La-Z-Boy Inc.               Payless ShoeSource, Inc.
Manitowoc Company, Inc.     Peoples Heritage Financial Group
Manor Care, Inc.            Pier 1 Imports, Inc.
Noble Affiliates, Inc.      Pittway Corp. Class A
Ross Stores, Inc.           Sola International, Inc.
Tecumseh Products Co.
 Class A

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

The Fortis Small Cap Value Fund had a total return of 27.00% for the year ended December 31, 2000, compared with -2.91% for the Russell 2000 Index. After six straight years of underperformance, the Russell 2000 Index outperformed large cap indexes this fiscal year.

Our best-performing sector this year was energy. As crude and natural gas prices continued to reach levels not seen since the Gulf War, stock prices climbed to new highs. Consistent with our philosophy of buying these stocks when commodity prices are at new lows and selling when they reach new highs, we were net sellers of energy stocks this year. We eliminated Evergreen Resources and Barrett Resources, but continue to like Key Energy, Noble Affiliates and Mitchell Energy.

We continued to pare back our Real Estate Investment Trust (REIT) holdings. As spreads between REIT yields and 10-year Treasuries continue to narrow, we believe many stocks in the group are now fairly valued and we have reduced our exposure accordingly. We remain focused, however, on those names that trade at a discount to net asset value and their peer group, such as Home Properties of New York and Highwoods Properties.

Other industries that performed well included homebuilders, banks and insurance. As the Federal Reserve Board increased interest rates in the first half of the year, investors shunned industries most directly impacted by higher rates, namely homebuilders and financial institutions. We used this weakness to build positions in homebuilding companies. As investors gained confidence that interest rate hikes were nearing an end, money began to flow into these beaten down industries. Homebuilders more than doubled off their lows, and financial stocks rallied more than 30% off their lows. We then decreased our exposure, eliminating Lennar and reducing Pulte, and used the proceeds to initiate a position in Fleetwood Enterprises, which had a more attractive valuation.

Healthcare stocks contributed positively in the second half of the year. Legislative relief for skilled nursing facilities benefited holdings such as Manor Care and Omnicare, both of which more than doubled off their lows.

Generally, stocks in the consumer industries were disappointing. Specifically, our holdings in retailers Ann Taylor, Ross and La-Z-boy struggled through most of the year. While we feel each of these companies' problems are short-term in nature and will eventually reverse course, we believe that near-term caution is warranted and selectivity is of the utmost importance. We took advantage of market conditions, and purchased new positions in companies such as Briggs & Stratton, Tecumseh Products, Manitowoc, and A.O. Smith. All of these companies were 30-60% off their 52-week highs yet had strong balance sheets and excellent earnings recovery probability.

One group that proved challenging was fallen growth stocks, particularly those in the technology sector. After being our best performing group first quarter, technology stocks had a negative effect on Fund performance for the year. We attribute this to a noticeable slowdown in information technology spending by major corporations as they struggled to digest Web-enabling projects. We believe spending will pick up as these companies seek to integrate Web applications with existing systems, thereby benefiting IT staffing companies. Despite the negative returns during this period, we continue to add to our holdings in companies such as Computer Horizons, Spherion and Kronos, which should benefit from the next wave of spending.

We are encouraged by the recent resurgence in small cap stocks and value investing. We remain optimistic that the renewed emphasis on valuation marks the beginning of a longer-term trend towards the value style. While small caps as a group have been closing the valuation gap with their large cap peers, we continue to believe that risk/reward characteristics still favor small caps. This is evidenced by the growing rate of merger and acquisition activity in the small cap arena. In the past year, 10% of the fund's holdings were taken over by larger corporate entities or taken private at significant premiums. We believe heightened merger and acquisition activity highlights how inexpensive these stocks have become, and that, one way or another, value will be realized.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALL CAP VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR   SINCE MAY 1, 1998**
+27.00%              +12.96%

        RUSSELL 2000***  SMALL CAP VALUE SERIES
5/1/98          $10,000                 $10,000
98               $8,814                  $9,452
99              $10,696                 $10,901
00              $10,385                 $13,844

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 47.8%
Japan                         12.2%
Cash Equivalents/Receivables   8.1%
Other                          8.1%
United Kingdom                 6.4%
France                         2.8%
Israel                         2.8%
Netherlands                    2.7%
Italy                          2.3%
Spain                          2.3%
Switzerland                    2.3%
Finland                        2.2%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Applera Corp. -- Applied Biosystems Group (US)                   4.7%
                   2.   Vodafone Group plc (United Kingdom)                              3.8%
                   3.   EOG Resources, Inc. (US)                                         3.7%
                   4.   Cheesecake Factory, Inc. (US)                                    3.4%
                   5.   Teva Pharmaceutical Industries Ltd. ADR (Israel)                 2.8%
                   6.   Tellabs, Inc. (US)                                               2.5%
                   7.   Nokia Oyj (Finland)                                              2.2%
                   8.   Xilinx, Inc. (US)                                                2.2%
                   9.   Cisco Systems, Inc. (US)                                         2.2%
                  10.   Bed Bath & Beyond, Inc. (US)                                     2.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                     ELIMINATIONS:
AstraZeneca Group plc          Agile Software Corp.
Aurora Biosciences Corp.       Alcoa, Inc.
Brocade Communications         Citrix Systems, Inc.
 Systems, Inc.                 Fujitsu Ltd.
China Mobile (Hong Kong) Ltd.  Hikari Tsushin, Inc.
Chubb Corp. (with rights)      Motorola, Inc.
Hutchison Whampoa Ltd.         Petroleum Geo-Services ADR
Nestle S.A.                    SAP AG Preferred
Openwave Systems Inc.          Synopsys, Inc.
PeopleSoft, Inc.               Univision Communications, Inc. Class A
Riunione Adriatica di Sicurta
 S.p.A.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS DIVERSIFIED PORTFOLIO.

For the year ended December 31, 2000, the Global Growth Series declined 17.81%. This compares to a loss of 12.92% for the MSCI World Index.

Many global growth-oriented equities experienced a sharp correction in 2000, beginning in March. Investors have been concerned about increased interest rates, rising energy prices, slowing economic growth and reduced earnings prospects for many companies. The rising U.S. dollar versus both European and Japanese currencies also hurt returns in 2000.

The Fortis Global Growth Series portfolio invests in companies with above-average earnings growth prospects anywhere in the world. At the end of 2000, the portfolio was allocated 55.9% in U.S. holdings and 44.1% in foreign holdings. Overall, the fund is well diversified among global growth segments. Assets were invested as follows:

- 21.3% consumer-related areas
- 13.3% energy
- 11.8% health care
- 7.4%  finance
- 12.5% telecommunications
- 23.8% technology

Over the past year, the world's major economies experienced a synchronized recovery, leading to concerns of rising inflation, especially in the United States. The Federal Reserve Board and the world's central banks have responded by increasing interest rates substantially since June 1999. This strategy has been effective in slowing economic growth and keeping inflation at reasonable levels.

In the months ahead, we anticipate a slowing global economy, with weakness in consumer spending and business investment. Japan, the world's second largest economy, continues to be troubled by structural problems and delays in implementing economic reforms. Europe has been affected by rising interest rates, rising energy prices and a weak currency.

We expect the world's central banks to respond by lowering interest rates in the coming months. This, and the significant valuation correction that took place recently, set the stage for a substantial recovery for global growth companies.

We have focused our investments in companies involved in biotechnology, consumer electronics, wireless communications, natural gas production, petroleum service providers, and suppliers to the telecommunications industry. Over the longer-term, companies with above-average growth prospects should do well in a growing global economy with low inflation.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR   5 YEAR   SINCE MAY 1, 1992**
-17.81%  +12.92%              +13.69%

        MSCI WORLD INDEX***  GLOBAL GROWTH SERIES
5/1/92              $10,000               $10,000
92                  $10,223               $11,089
93                  $12,588               $13,075
94                  $13,291               $12,685
95                  $16,124               $16,553
96                  $18,381               $19,715
97                  $21,363               $21,059
98                  $26,660               $23,451
99                  $33,416               $36,978
00                  $29,099               $30,393

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 36.3%
Japan                         12.8%
United Kingdom                12.6%
Netherlands                    8.2%
France                         7.5%
Other                          6.3%
Switzerland                    4.7%
Canada                         3.4%
Singapore                      2.7%
Sweden                         2.3%
Germany                        2.2%
Receivables/Cash Equivalents   1.0%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Akzo Nobel N.V. (Netherlands)                                    2.7%
                   2.   Novartis AG (Switzerland)                                        2.6%
                   3.   Vodafone Group plc (United Kingdom)                              2.5%
                   4.   ProSieben Sat.1 Media AG Preferred (Germany)                     2.2%
                   5.   Diageo plc (United Kingdom)                                      2.1%
                   6.   QBE Insurance Group Ltd. (Australia)                             2.0%
                   7.   St. Paul Companies, Inc. (US)                                    1.8%
                   8.   Canon, Inc. (Japan)                                              1.8%
                   9.   NTT DoCoMo, Inc.(Japan)                                          1.8%
                  10.   Sanofi-Synthelabo S.A. (France)                                  1.7%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                  ELIMINATIONS:
Alcatel S.A.                Bausch & Lomb, Inc.
American Home Products      BP Amoco plc
 Corp.                      Motorola, Inc.
Boeing Co.                  Reliastar Financial Corp.
Elsevier NV                 Telecom Italia Mobile S.p.A.
HSBC Holdings plc           Time Warner, Inc.
Royal Dutch Petroleum       United Business Media plc
St. Paul Companies, Inc.    Vivendi S.A.
Standard Chartered PLC      Walt Disney Co.
Tokyo Broadcasting System   Warner-Lambert Co.
Viacom, Inc. Class B

FORTIS SERIES FUND: GLOBAL EQUITY SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS AND EQUITY RELATED SECURITIES OF U.S. AND FOREIGN (INCLUDING EMERGING MARKETS) ISSUERS.

For the eight month period ended December 31, 2000, the fund provided a total return of -6.55%. These returns, which include the reinvestment of any distributions, compares to returns for the same period of -10.07% for the Morgan Stanley Capital International (MSCI) World Index.

The strongest sectors since last spring have been areas outside of technology characterized by slower growth but steadier earnings, such as financial services and health care. The fund's strategy of diversification across market sectors served us well in this environment, performance since the spring correction has been aided by our holdings in insurance, health care, and energy companies.

In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years, and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings in companies such as Hartford Financial Services and QBE Insurance appreciated. We also profited from our position in ReliaStar, an American life insurance company that was bought out by ING Group, a Dutch financial services firm.

In the health care area, our research indicated that some of these companies would continue to grow earnings steadily, albeit not at the torrid pace expected of technology companies but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris and CIGNA, a U.S. health maintenance organization
(HMO) that we believe is better managed than many other HMOs.

In 1999, when energy stocks were out of favor due to low oil and gas prices, MFS analysts identified several exploration and production companies as undervalued opportunities. Holdings such as Anderson Exploration in Canada and EOG Resources in Texas have been huge performers from March through the end of the period. Recently, however, we have been reducing our exposure to some parts of the energy sector as stocks in those areas have reached what we consider to be full valuations.

Looking ahead, we see health care continuing to have solid long-term growth prospects, with projected earnings growth in the mid-teens for our holdings in the sector. Although valuations for these companies have risen as the market has recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings.

Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier. When we received cash for our ReliaStar shares in the buyout by ING Group, we reinvested the money into other insurance companies such as St. Paul Companies.

In financial services, we believe one attractive area is banking firms that are heavily involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.-headquartered emerging market bank with most of its business in Asia; and Overseas Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us what we felt were bargain prices on firms that our research indicated were still fundamentally strong companies with great long-term prospects and although performance of telecommunications stocks was poor in the second half of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo.

We believe the coming year may be a good time to be invested globally, for several reasons. First, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, increased productivity -- appear to us to be spreading around the world. Second, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have often sold for lower valuations than what we feel are equally good companies in the United States. And finally, we have seen increasing growth in other regions that may serve to counterbalance slowing growth in the U.S. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to us to be accelerating.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL EQUITY SERIES
TOTAL RETURN*
SINCE MAY 1, 2000** -6.55%

        MSCI WORLD INDEX***  GLOBAL EQUITY SERIES
5/1/00        $10,000              $10,000
00                   $8,993                $9,345

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the
Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    *  SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of the world's major equity markets in U.
                       S. dollars, weigthed by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         22.7%
Health Care-Pharmaceutical and Medicine Manufacturing         12.7%
Computer Manufacturing-Semiconductor, Electonic Component     10.9%
Computer Manufacturing-Communications Equipment                9.8%
Finance-Nondepository Credit Banking                           9.6%
Finance-Depository Credit Banking                              9.2%
Computer Manufacturing-Computer and Peripheral Equipment       6.4%
Entertainment-Motion Picture and Video Industry                5.6%
Information-Other Telecommunications                           4.9%
Retail-Building Material and Supplies Dealers                  3.7%
Entertainment-Newspaper, Periodical, Book and Database
Publishers                                                     3.6%
Cash Equivalents/Receivables                                   0.9%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Citigroup, Inc.                                                  7.4%
                   2.   Pfizer, Inc. (with rights)                                       6.4%
                   3.   Cisco Systems, Inc.                                              5.1%
                   4.   Nokia Oyj Corp. ADR                                              4.7%
                   5.   EMC Corp.                                                        4.5%
                   6.   Schering-Plough Corp.                                            4.3%
                   7.   MBNA Corp.                                                       4.1%
                   8.   Tyco International Ltd.                                          4.1%
                   9.   Home Depot, Inc.                                                 3.7%
                  10.   Time Warner, Inc.                                                3.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                    ELIMINATIONS:
Amdocs Ltd.                   American International Group, Inc.
Applied Micro Circuits Corp.  Bristol-Myers Squibb Co.
AT&T Wireless Group           Costco Wholesale Corp.
BP Amoco plc ADR              Gap, Inc.
Corning, Inc.                 Kroger Co.
Micron Technology, Inc.       Lowe's Companies, Inc.
Nortel Networks Corp.         Masco Corp.
Pharmacia Corp. (with         Philip Morris Companies, Inc.
 rights)                      Sprint Corp.
Viacom, Inc. Class B          United Technologies Corp.
Vodafone Group plc ADR

FORTIS SERIES: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.

The Fund finished the year with a -17.95% return that trailed the S&P 500 Index return of -9.10%.

The Fund underperformed the S&P 500 benchmark due primarily to an overweighting in the poor performing technology sector and the unfavorable relative stock performance of the Fund's media and entertainment holdings.

The year 2000 started where 1999 left off with the U.S. equity bull market steaming ahead in part fueled by a highly, speculative technology bubble in dot-com stocks which carried with it, although not to the same degree, all technology stocks. This speculation was not grounded in any historical parameters of proven performance but represented an extreme article of faith that companies could withstand heavy early losses to attain a dominant position in the Internet revolution. The first crack in the Internet bubble occurred in mid-March when market sentiment began to change as investors pulled money out of technology stocks in favor of beaten-down blue chip stocks. The sell-off in technology stocks early in the year was confined mostly to dot-com companies that took a beating.

The market regained some stability during the summer months. However, in September, technology bellwether, Intel, unexpectedly announced a third-quarter revenue shortfall citing weaker-than-expected demand in Europe. This proved to be the beginning of a punishing series of earnings warnings from prominent, blue chip companies across virtually every industry sector from industrial stalwart Alcoa to retail giant Home Depot to financial titan Morgan Stanley Dean Witter. Technology stocks were punished most severely, and almost indiscriminately, since earnings growth expectations and valuations were the highest. No sector of technology was immune from the rout as stock prices for PC makers, communications equipment and optical components companies, semiconductor producers, software makers and data storage providers all suffered losses.

As economic growth slowed, the inevitable deceleration in earnings growth became evident as the year progressed. Adding to the uncertainty was a mix of higher energy prices, a lower Euro and inventory imbalances primarily in the technology sector. The stock market decline intensified as the year drew to a close culminating in the one of deepest bear markets for technology stocks.

Despite the losses suffered by most stock market investors in 2000, our outlook for the U.S. economy and the financial markets remains favorable. Looking out over the next six to twelve months, the most ideal, and we believe the most likely, economic scenario continues to be a "soft-landing." We expect GDP growth of 2.0-3.0% in 2001, with growth accelerating in the second half of the year. Importantly, productivity growth remains strong, unemployment is at record lows and consumer confidence while shaken remains positive. Expected core inflation, the market's key fundamental indicator, should remain moderate at 2.0-2.5%. In an economic environment of solid, albeit lower, growth and benign inflation, high quality, industry dominant growth companies traditionally outperform.

We believe that the unexpected interest rate cut by the Federal Reserve on January 3, 2001, was a tacit admission that the slowdown in economic growth has been faster and deeper than expected. We expect additional interest rate decreases totaling 1.0-1.5%, which should provide a positive tailwind for the market.

Although the market is likely to remain volatile as sentiment vacillates with the economic data and corporate earnings reports, we believe the stage is set for a rebound during 2001. Importantly, it will be a stock picker's market more than ever, with those stocks that deliver on their fundamentals outperforming. We look forward to the challenge of trying to keep the fund optimally structured for success based on the marriage of our fundamental analysis and price considerations -- a management creed we have successfully followed for the last two decades.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR   SINCE MAY 1, 1998**
-17.95%               +8.34%

        S&P 500 INDEX***  LARGE CAP GROWTH SERIES
5/1/98           $10,000                  $10,000
98               $11,171                  $11,861
99               $13,522                  $15,090
00               $12,291                  $12,382

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       40.7%
Cash Equivalents/Receivables                                10.2%
Health Care-Pharmaceutical and Medicine Manufacturing        8.3%
Computer Manufacturing-Semiconductor, Electronic Component   7.0%
Finance-Insurance Carriers                                   6.3%
Information-Software Publishers                              5.6%
Computer Manufacturing-Computer and Peripheral Equipment     4.5%
Computer Manufacturing-Communications Equipment              4.3%
Aerospace Product and Parts Manufacturing                    3.6%
Finance-Nondepository Credit Banking                         3.4%
Petroleum and Coal-Mining Support Activities                 3.4%
Finance-Depository Credit Banking                            2.7%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Tyco International Ltd.                                          3.0%
                   2.   American International Group, Inc.                               2.9%
                   3.   Cisco Systems, Inc.                                              2.9%
                   4.   Freddie Mac                                                      2.7%
                   5.   CVS Corp.                                                        2.3%
                   6.   Citigroup, Inc.                                                  2.1%
                   7.   Bristol-Myers Squibb Co.                                         1.9%
                   8.   Viacom, Inc. Class B                                             1.9%
                   9.   Pfizer, Inc. (with rights)                                       1.9%
                  10.   American Home Products Corp.                                     1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                        ELIMINATIONS:
AFLAC, Inc.                       Altera Corp.
Bristol-Myers Squibb Co.          Automatic Data Processing, Inc.
Cardinal Health, Inc.             BMC Software, Inc.
Coastal Corp.                     Computer Associates International, Inc.
General Dynamics Corp.            Infinity Broadcasting Corp. Class A
HCA -- The Healthcare Co.         LSI Logic Corp.
Philip Morris Companies, Inc.     Marsh & McLennan Companies, Inc.
Quaker Oats Co.                   Motorola, Inc.
Qwest Communications              Time Warner, Inc.
 International, Inc.              Waters Corp.
Viacom, Inc. Class B

FORTIS SERIES FUND: INVESTOR GROWTH SERIES
(SUBADVISED BY MASSACHUSETTS FINANCIAL SERVICES)

THIS PORTFOLIO IS DESIGNED TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME BY INVESTING IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS.

From the first public offering on May 1, 2000 to December 31, 2000, the fund provided a total return of -10.16% compared to a -8.38% return over the same period for the S&P 500 Index.

The market environment was extremely volatile during the final few months of the period. Overall market performance was greatly influenced by the technology sector, which had its ups and downs. Investors grew more cautious of the speculative style that drove the technology sector gains in late 1999 and early 2000. Instead, market participants refocused on how much they were paying for a company's potential earnings growth. Investors also turned their attention to less-aggressive growth pockets of the market. As a result, sectors such as energy, business services, and transportation fared best during this timeframe.

Despite the volatile market conditions, the fund's overall investment strategy remained the same, as we continued to pursue a fundamental, research-driven, bottom-up, valuation-sensitive approach to stock picking. That being said, we made some significant tactical moves because the market shifted dramatically as the year progressed.

As the Federal Reserve Board (the Fed) continued to ratchet up short-term interest rates in order to slow growth and head off inflation, we became concerned about corporate profitability in the technology sector. Accordingly, we cut back the fund's technology exposure and redeployed the proceeds into investments in relatively defensive areas where we felt earnings growth would be less economically sensitive.

Financial services was one sector that bounced back well when the Fed shifted gears midyear and stopped raising interest rates. Looking more closely within the sector, an improved pricing environment helped propel the performance of commercial lines insurers, such as AIG. We also took advantage of political controversy that depressed the share price of the Federal Home Loan Mortgage Corporation (Freddie Mac), which our research indicated was a high quality, stable growth financial services company.

In our opinion, pharmaceutical firms such as American Home Products and Pfizer also offered solid growth prospects despite a weakening economic environment. While the retail sector generally reeled from reduced consumer spending, defensive characteristics and positive comparable store sales helped certain food and drug retailers, such as Safeway, Kroger, and CVS.

Finally, business services firms continued to profit from the move by many companies to outsource some basic functions in order to lower costs and maintain their focus on main lines of business. In an uncertain market environment, investors believed that these companies' businesses should remain steady and could even grow if the economy weakens.

On the negative side, the most disappointing sector for the fund and among the weakest pockets of the market -- was telecommunications. Companies like Sprint PCS, Vodafone, and Metromedia Fiber suffered as the sector fell out of favor. Even though these companies delivered growth, it wasn't sufficient to offset extremely negative sentiment in this area of the market.

Despite the pounding taken by the technology sector in the second half of the year, we remained enthusiastic. We still feel very optimistic about the technology sector over the long-term, believing that it could offer significant investment opportunities. Our job at this point is to try to decipher which pockets of the sector will thrive, building positions among our top choices and shunning those areas that we feel may disappoint. We've been avoiding semiconductor and electronics stocks because they have suffered from weaker cyclical demand. At the same time, we've stuck by some of our software company investments.

Looking ahead, it is always difficult, if not impossible, to predict the future of the economy and the markets. Therefore, we don't intend to predicate our investment approach on any great macroeconomic vision. Rather, we will continue to stick to our fundamental approach. During this difficult market, we've maintained our investment discipline and have aimed to discover attractive companies selling at reasonable prices. In the kind of market environment we saw at the end of 2000, we think the best way to win is often by not losing. We believe that investing in companies that offer the brightest growth prospects at a reasonable valuation is the key to long-term investment success.

VALUE OF $10,000 INVESTED MAY 1, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INVESTORS GROWTH SERIES
TOTAL RETURN*

    SINCE
MAY 1, 2000**  -10.16%

        S&P 500 INDEX***  INVESTORS GROWTH SERIES
5/1/00           $10,000                  $10,000
00                $9,162                   $8,984

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  ***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         23.2%
Cash Equivalents/Receivables                                  12.7%
Health Care-Pharmaceutical and Medicine Manufacturing         11.0%
Petroleum and Coal-Mining Support Activities                   9.2%
Information-Software Publishers                                8.7%
Computer Manufacturing-Navigational, Measuring and Control
Instruments                                                    8.1%
Computer Manufacturing-Semiconductor, Electronic Component     6.2%
Finance-Insurance Carriers                                     5.0%
Electrical Equipment Manufacturing-Component Other             4.5%
Utilities-Electric Generation, Transmission and Distribution   4.1%
Professional Services-Computer Systems Design and Related      3.7%
Finance-Depository Credit Banking                              3.6%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Calpine Corp.                                                    2.4%
                   2.   Waters Corp.                                                     2.3%
                   3.   Nabors Industries, Inc.                                          2.3%
                   4.   King Pharmaceuticals, Inc.                                       2.3%
                   5.   Biovail Corp.                                                    2.1%
                   6.   CIENA Corp.                                                      2.1%
                   7.   TriQuint Semiconductor, Inc.                                     2.0%
                   8.   Concord EFS, Inc.                                                1.9%
                   9.   Ambac Financial Group, Inc.                                      1.9%
                  10.   Comverse Technology, Inc.                                        1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                       ELIMINATIONS:
ACE Ltd.                         Cox Radio, Inc.
EOG Resources, Inc.              i2 Technologies, Inc.
Golden West Financial Corp.      Infinity Broadcasting Corp. Class A
Internet Security                Intertrust Technologies Corp.
 Systems, Inc.                   Portal Software, Inc.
L-3 Communications               QUALCOMM, Inc.
 Holdings, Inc.                  SDL, Inc.
MBIA, Inc.                       Siebel Systems, Inc.
Perkin Elmer, Inc.               VeriSign, Inc.
SunGard Data Systems, Inc.       Young & Rubicam, Inc.
 (with rights)
Tektronix, Inc.
TriQuint Semiconductor, Inc.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO INVEST IN MEDIUM-SIZED GROWTH COMPANIES THAT HAVE MOVED BEYOND THE VENTURE STAGE.

For the year ended December 31, 2000, the Fortis Growth Stock Series earned a 3.99% return, underperforming its benchmark, the S&P Mid Cap 400 Index, which posted a 17.51% return. This underperformance was attributable to several factors. The S&P Mid Cap 400 Index has a significant weighting in value stocks, which materially outperformed growth stocks in the second half of last year. Investors looked for safer havens, sensing that economic growth would slow in 2001. The fund outperformed its peers, as the average mid-cap growth fund had a double-digit decline in 2000.

In addition, the fund maintained an overweighting in technology stocks throughout the year. Technology stocks sold off dramatically last year, as evidenced by the 39% decline in the technology-heavy NASDAQ Composite Index. Despite this, a number of the fund's technology holdings performed extremely well in 2000, including CIENA, which develops and manufactures fiber optic telecommunication systems, BEA Systems, which produces web-enabling application software, and Mercury Interactive, which produces application testing software.

The fund also benefited from an overweighting in the energy sector, particularly the oil service and drilling companies. Nabors Industries, a land-based oil/gas driller and Weatherford International, a manufacturer of oilfield equipment, both did very well. The fund also saw good performance from several health care holdings, primarily ALZA, a manufacturer of ethical drugs.

Overall, the fund is well diversified while heavily overweighted in energy and modestly overweighted in technology and health care stocks. We are market weighted in financial services and underweighted in business services, consumer cyclical, and capital goods stocks.

Going forward, we expect domestic economic growth to slow sharply in the first half of 2001 as a result of high energy prices and the Federal Reserve's (the
Fed) interest rate hikes throughout 1999 and 2000. Earnings growth is likely to be very difficult early in 2001. On the positive side, the Fed recently began to reduce interest rates, and the Bush Administration vows to cut taxes. The combination of these monetary and fiscal easings may improve market conditions in the second half of 2001.

VALUE OF $10,000 INVESTED JANUARY 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*

1 YEAR  5 YEAR   10 YEAR
+3.99%  +20.24%  +18.28%

        S&P MID CAP 400 INDEX**  GROWTH STOCK SERIES
1/1/91                  $10,000              $10,000
91                      $14,659              $15,350
92                      $16,055              $15,801
93                      $18,286              $17,189
94                      $17,629              $16,704
95                      $23,081              $21,326
96                      $27,516              $24,827
97                      $36,386              $27,911
98                      $43,332              $33,219
99                      $49,700              $51,545
00                      $58,402              $53,599

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the
Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    *  SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U. S. stock
                       market.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       26.4%
Cash Equivalents/Receivables                                17.5%
Health Care-Pharmaceutical & Medicine Manufacturing         15.2%
Computer Manufacturing-Semiconductor, Electronic Component  12.9%
Finance-Depository Credit Banking                            4.6%
Health Care-Scientific Research & Development Services       4.2%
Information-Software Publishers                              4.2%
Professional Services-Computer System Design & Related       3.6%
Education-Colleges, Universities and Professional Schools    3.3%
Health Care-Health and Personal Care Stores                  3.1%
Health Care-Medical and Diagnostic Labortories               2.5%
Information-Other Telecommunications                         2.5%

TOP 10 HOLDINGS AS OF 12/31/2000

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   TriQuint Semiconductor, Inc.                                     2.7%
                   2.   Laboratory Corporation of America Holdings                       2.5%
                   3.   Aeroflex, Inc.                                                   2.5%
                   4.   Accredo Health, Inc.                                             2.1%
                   5.   Macrovision Corp.                                                2.0%
                   6.   Noven Pharmaceuticals, Inc.                                      1.9%
                   7.   Eaton Vance Corp.                                                1.8%
                   8.   Advance Paradigm, Inc.                                           1.8%
                   9.   Career Education Corp.                                           1.8%
                  10.   Myriad Genetics, Inc.                                            1.8%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/2000

ADDITIONS:                    ELIMINATIONS:
Advance Paradigm, Inc.        Art Technology Group, Inc.
Aeroflex, Inc.                ArthroCare Corp.
Cell Therapeutics, Inc.       Business Objects S.A. ADR
Corinthian Colleges, Inc.     Cognizant Technology Solutions Corp.
First Horizon Pharmaceutical  Emulex Corp.
 Corp.                        iXL Enterprises, Inc.
Investors Financial Services  Micromuse, Inc.
 Corp.                        Open Market, Inc.
Laboratory Corporation of     Ortel Corp.
 America Holdings             Proxicom, Inc.
Myriad Genetics, Inc.
Precise Software Solutions
 Ltd.
Tanox, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE INVESTOR WHO WISHES TO INVEST IN SMALLER, EMERGING GROWTH COMPANIES.

The year ended December 31, 2000, was an extremely volatile period for small-cap stocks. For the year, the Aggressive Growth Series with a return of -15.08%, underperformed the Russell 2000 Index which had a return of -2.91%.

The fund underperformed the Russell 2000 Index because of its relative overweight in technology, telecommunications, and healthcare/biotech shares. However, the fund did benefit from some big gainers in those sectors. First Horizon Pharmaceutical Corporation and PRAECIS Pharmaceuticals, Inc. were up 284% and 193%, respectively, from their 2000 initial public offerings. Cell Therapeutics and Newport Corporation, a designer and manufacturer of fiber optic testing and measuring equipment more than quadrupled in 2000.

We continue to favor select technology and biotech stocks for their high growth potential. However, given more difficult economic and market conditions, we have also added some steadier growers such as Performance Food Group Company, a retail and wholesale food distributor.

Currently, the fund is well diversified with an overweighing in health care, particularly biotech and genomic-related stocks. These stocks should continue to demonstrate strong growth regardless of a slowing economy. We are cautious about the near-term outlook for small-cap growth stocks. The economy appears to be slowing rapidly due to Federal Reserve rate hikes and higher energy costs in 2000. Recently however, the Federal Reserve began to cut rates and the incoming Bush Administration favors tax cuts. This combination of monetary and fiscal stimulus could set up a healthier market environment in the second half of 2001.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGRESSIVE GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*

                     SINCE
1 YEAR    5 YEAR  MAY 2,1994**
-15.08%  +18.64%       +17.89%

        RUSSELL 2000***  AGGRESSIVE GROWTH SERIES
1/2/94          $10,000                   $10,000
94              $10,126                    $9,811
95              $13,006                   $12,743
96              $15,157                   $13,718
97              $18,529                   $13,913
98              $18,113                   $16,858
99              $21,982                   $35,277
2000            $21,342                   $29,958

                          Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
                   **  Date shares were first offered to the public.
                  *** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

FORTIS SERIES FUND, INC.
FORTIS MONEY MARKET SERIES
Schedule of Investments
December 31, 2000

SHORT-TERM INVESTMENTS-99.97%
--------------------------------------------------------------------------------

                                                                                   Standard
                                                                                   & Poor's
   Principal                                                           Maturity     Rating
     Amount                                                    Yield     Date     (Unaudited)    Value (a)
   ----------                                                  -----   --------   -----------   -----------
               FINANCE-CAPITIVE EQUIPMENT-13.17%
   $4,100,000  IBM Credit Corp..............................   6.67%   01/17/01   A1            $ 4,087,357
   4,300,000   John Deere Capital Corp......................   6.73%   01/17/01   A1              4,286,659
   4,000,000   PACCAR Financial Corp........................   6.69%   02/08/01   A1+             3,971,877
                                                                                                -----------
                                                                                                 12,345,893
                                                                                                -----------
               FINANCE-CAPTIVE AUTO-12.73%
   4,000,000   DaimlerChrysler North America Holding........   6.71%   02/20/01   A1              3,963,110
   4,000,000   Ford Motor Credit Co.........................   6.71%   01/25/01   A1              3,981,917
   4,000,000   General Motors Acceptance Corp...............   6.65%   01/22/01   A1              3,984,062
                                                                                                -----------
                                                                                                 11,929,089
                                                                                                -----------
               FINANCE-COMMERCIAL BANKING-8.51%
   4,000,000   Bank One Corp................................   6.59%   01/26/01   A1              3,981,367
   4,000,000   Wells Fargo & Co.............................   6.68%   01/05/01   A1              3,996,378
                                                                                                -----------
                                                                                                  7,977,745
                                                                                                -----------
               FINANCE-CONSUMER LENDING-17.44%
   4,122,000   Associates Corp. Master Variable Rate Note...   6.48%   01/01/01   A1              4,122,000
   4,000,000   CIT Group, Inc...............................   6.75%   01/12/01   A1              3,991,213
   4,300,000   Household Finance Corp.......................   6.59%   02/09/01   A1              4,269,279
   4,000,000   Prudential Funding Corp......................   6.52%   02/16/01   A1              3,966,786
                                                                                                -----------
                                                                                                 16,349,278
                                                                                                -----------
               FINANCE-CREDIT CARD ISSUING-4.25%
   4,000,000   American Express Credit Corp.................   6.61%   01/19/01   A1              3,986,299
                                                                                                -----------
               FINANCE-DEPOSITORY CREDIT BANKING-6.52%
   3,500,000   First Union National Bank(d).................   6.67%   05/16/01   A+              3,500,000
   2,613,508   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit...............................   6.43%   01/01/01   A1+             2,613,508
                                                                                                -----------
                                                                                                  6,113,508
                                                                                                -----------
               FINANCE-INSURANCE CARRIERS-4.15%
   3,900,000   American General Finance Corp................   6.71%   01/18/01   A1              3,887,266
                                                                                                -----------
               FINANCE-INTERNATIONAL TRADE FINANCING-8.60%
   4,100,000   Deutsche Bank Financial......................   6.67%   02/06/01   A1+             4,072,610
   4,000,000   Toronto Dominion Holding.....................   6.72%   01/11/01   A1+             3,992,037
                                                                                                -----------
                                                                                                  8,064,647
                                                                                                -----------
               FINANCE-OTHER FINANCIAL INVESTMENT
               ACTIVITIES-4.37%
   4,100,000   General Electric Capital Corp................   6.72%   01/10/01   A1+             4,092,529
                                                                                                -----------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-3.20%
   3,000,000   Merrill Lynch & Co., Inc.(d).................   6.71%   09/13/01   AA-             3,000,415
                                                                                                -----------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-4.26%
   4,000,000   Texaco, Inc..................................   6.71%   01/09/01   A1              3,993,460
                                                                                                -----------
               TOBACCO MANUFACTURING-4.24%
   4,000,000   Philip Morris Companies, Inc.................   6.71%   02/12/01   A1              3,968,897
                                                                                                -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-8.53%
   4,000,000   Duke Energy Corp.............................   6.60%   01/04/01   A1              3,997,120
   4,000,000   Wisconsin Electric Fuel Trust................   6.70%   01/08/01   A1+             3,994,160
                                                                                                -----------
                                                                                                  7,991,280
                                                                                                -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $93,700,306) (b)...........................                                    $93,700,306
                                                                                                ===========

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Variable Rate Securities; the yield reported is the rate in effect as of December 31, 2000.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 2000

ASSET BACKED SECURITIES-1.82%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (a)      Value (b)
   -----------                                                  -----------   ------------   ------------
                FINANCE-ACTIVITIES RELATED TO CREDIT
                BANKING-1.82%
   $2,500,000   Citibank Credit Card, 6.90% Issuance Trust
                  Global 2000 Class A 10-17-2005.............   AAA           $  2,498,542   $  2,579,090
                                                                              ------------   ------------

U.S. GOVERNMENT SECURITIES-89.99%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-6.34%
                MORTGAGE BACKED SECURITIES:
   $1,194,718   7.00% 2030...................................   $  1,155,842   $  1,196,846
                                                                ------------   ------------
                NOTES:
    4,100,000   5.00% 2004...................................      3,917,509      4,029,373
    3,600,000   6.625% 2009..................................      3,523,742      3,742,290
                                                                ------------   ------------
                                                                   7,441,251      7,771,663
                                                                ------------   ------------
                TOTAL FEDERAL HOME LOAN MORTGAGE
                  CORPORATION................................      8,597,093      8,968,509
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-39.32%
                MORTGAGE BACKED SECURITIES:
    2,500,000   5.50% 2015 (e)...............................      2,406,641      2,428,125
    1,663,955   5.89% 2008...................................      1,478,013      1,639,730
   12,087,074   6.00% 2013-2029..............................     11,659,122     11,761,117
      979,934   6.01% 2009...................................        996,737        969,391
    1,887,975   6.20% 2006...................................      1,892,738      1,898,688
      766,653   6.36% 2008...................................        765,707        775,886
    6,001,096   6.50% 2013-2024..............................      5,863,843      5,999,213
    2,508,931   6.52% 2008...................................      2,384,858      2,560,222
    1,277,061   6.63% 2005...................................      1,303,158      1,303,562
   11,783,196   7.00% 2011-2030..............................     11,174,333     11,800,053
    1,551,966   7.50% 2023...................................      1,597,070      1,573,921
       94,109   8.50% 2017...................................         96,087         96,730
       59,292   9.00% 2020-2021..............................         59,172         61,176
      358,474   9.75% 2020...................................        386,704        388,024
                                                                ------------   ------------
                                                                  42,064,183     43,255,838
                                                                ------------   ------------
                NOTES:
    2,880,000   6.50% 2004...................................      2,833,152      2,954,635
    5,400,000   6.625% 2009..................................      5,469,541      5,613,435
    2,200,000   7.00% 2005...................................      2,281,546      2,308,849
    1,335,000   7.25% 2010-2030..............................      1,374,379      1,465,487
                                                                ------------   ------------
                                                                  11,958,618     12,342,406
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     54,022,801     55,598,244
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION-10.86%
                MORTGAGE BACKED SECURITIES:
    9,680,922   7.00% 2028-2030..............................      9,412,856      9,702,066
    4,511,127   7.50% 2027...................................      4,540,366      4,585,232
      841,437   9.00% 2020...................................        881,405        872,912
      184,957   9.50% 2018-2020..............................        187,423        192,627
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................     15,022,050     15,352,837
                                                                ------------   ------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                OTHER DIRECT FEDERAL OBLIGATIONS-18.21%
                FEDERAL HOME LOAN BANK:
   $7,895,000   7.31% 2004...................................   $  7,907,138   $  8,295,008
                                                                ------------   ------------
                TENNESSEE VALLEY AUTHORITY:
    2,200,000   5.375% 2008..................................      2,063,030      2,110,475
   15,000,000   6.375% 2005..................................     14,613,579     15,352,665
                                                                ------------   ------------
                                                                  16,676,609     17,463,140
                                                                ------------   ------------
                TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......     24,583,747     25,758,148
                                                                ------------   ------------
                U.S. TREASURY SECURITIES-15.26%
                BONDS:
    8,050,000   6.04% 2021 Zero Coupon Strip (d).............      2,327,272      2,461,279
    2,100,000   8.00% 2021...................................      2,449,565      2,717,203
    4,590,000   8.125% 2021..................................      5,895,692      5,993,567
    2,700,000   8.75% 2017...................................      3,395,884      3,625,066
    2,000,000   10.375% 2012.................................      2,388,505      2,571,562
                                                                ------------   ------------
                                                                  16,456,918     17,368,677
                                                                ------------   ------------
                NOTES:
    4,000,000   6.125% 2007..................................      4,219,453      4,210,936
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     20,676,371     21,579,613
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............    122,902,062    127,257,351
                                                                ============   ============
                TOTAL LONG-TERM INVESTMENTS..................   $125,400,604   $129,836,441
                                                                ============   ============

SHORT-TERM INVESTMENTS-9.14%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (b)
   ----------                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-2.11%
   $3,000,000  FHLMC, 6.57% 1-23-2001.......................   $  2,987,695
                                                               ------------
               FINANCE-CONSUMER LENDING-0.75%
   1,052,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.48%......................      1,052,000
                                                               ------------
               FINANCE-DEPOSITORY CREDIT BANKING-3.46%
   4,898,373   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........      4,898,373
                                                               ------------
               OTHER DIRECT FEDERAL OBLIGATIONS-2.82%
   4,000,000   Federal Home Loan Bank, 6.45% 1-17-2001......      3,988,043
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     12,926,111
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $138,326,715) (a)..........................   $142,762,552
                                                               ============

 (a) At December 31, 2000, the cost of securities for federal income tax purposes was $138,326,715 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  4,636,257
Unrealized depreciation.....................................      (200,420)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  4,435,837
--------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at December 31, 2000, was $2,406,641.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 2000

ASSET BACKED SECURITIES-6.45%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                      Market
     Amount                                                    (Unaudited)    Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               FINANCE-CAPTIVE AUTO-0.01%
   $   7,229   Fifth Third Auto Grantor Trust, 6.70% Ser
                 1996-B Class B 3-15-2002...................   A             $    7,228    $     7,230
                                                                             -----------   -----------
               FINANCE-CAPTIVE RETAIL-1.10%
   1,000,000   Citibank Credit Card Master Trust I, 6.90%
                 Ser 1999-7 Class B 11-15-2006..............   A                985,875      1,021,126
                                                                             -----------   -----------
               FINANCE-COMMERCIAL BANKING-1.91%
   1,650,000   Mortgage Capital Funding, Inc., 7.90% Ser
                 1996-MC1 Class B 2-15-2006.................   AA+            1,660,622      1,762,335
                                                                             -----------   -----------
               FINANCE-HOME IMPROVEMENT-0.83%
     750,000   Money Store Home Improvement Trust, 7.41% Ser
                 1997-1 Class M1 5-15-2017..................   AA               752,778        766,230
                                                                             -----------   -----------
               FINANCE-MANUFACTURED HOME-0.98%
     919,654   Green Tree Financial Corp., 7.20% Ser 1993-4
                 Class B1 1-15-2019.........................   Baa3*            913,627        909,390
                                                                             -----------   -----------
               FINANCE-MULTI-FAMILY LOANS-1.62%
   1,500,000   DLJ Mortgage Acceptance Corp., 8.80%
                 Multifamily Mtg Pass Thru Certificate Ser
                 1993-12 Class B1 9-18-2003.................   BBB**          1,473,750      1,494,560
                                                                             -----------   -----------
               TOTAL ASSET BACKED SECURITIES................                 $5,793,880    $ 5,960,871
                                                                             ===========   ===========

CORPORATE BONDS-INVESTMENT GRADE-36.39%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-0.47%
   $ 500,000   Equistar Chemicals, L.P., 8.75% Sr Note
                 2-15-2009..................................   BBB-          $   521,971    $   432,328
                                                                             -----------    -----------
               COMPUTER MANUFACTURING-COMMUNICATIONS
               EQUIPMENT-0.55%
     750,000   Lucent Technologies, Inc., 6.45% Deb
                 3-15-2029..................................   BBB+              746,042        510,333
                                                                             -----------    -----------
               COMPUTER MANUFACTURING-NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-1.54%
     500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-              502,608        528,975
   1,000,000   Raytheon Corp., 6.40%, 12-15-2018............   BBB-              829,736        896,527
                                                                             -----------    -----------
                                                                               1,332,344      1,425,502
                                                                             -----------    -----------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-0.51%
     500,000   Tyco International Group S.A., 6.875% Yankee
                 Bond 1-15-2029.............................   A-                428,528        469,160
                                                                             -----------    -----------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.76%
   1,000,000   Comcast Cable Communications, 8.875% Note
                 5-1-2017...................................   BBB             1,092,706      1,104,299
     500,000   Cox Communications, Inc., 7.875% 8-15-2009...   BBB+              502,752        521,562
                                                                             -----------    -----------
                                                                               1,595,458      1,625,861
                                                                             -----------    -----------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-2.23%
   1,000,000   News America Holdings, 8.875% Deb
                 4-26-2023..................................   BBB-              993,221      1,037,094
   1,000,000   Westinghouse Electric Corp., 7.875% Deb
                 9-1-2023...................................   BBB+            1,102,364      1,022,283
                                                                             -----------    -----------
                                                                               2,095,585      2,059,377
                                                                             -----------    -----------
               ENTERTAINMENT-RADIO AND TELEVISION
               BROADCASTING-0.99%
   1,000,000   Liberty Media Group, Inc., 8.25% Deb
                 2-1-2030...................................   BBB-              992,050        912,341
                                                                             -----------    -----------
               FINANCE-CAPTIVE AUTO-2.19%
   1,000,000   Ford Motor Co., 6.375% Deb 2-1-2029..........   A                 929,269        818,224
     750,000   General Motors Acceptance Corp., 6.15% Bond
                 4-5-2007...................................   A                 747,922        712,645
     500,000   Toyota Motor Credit Corp., 5.625% Global Note
                 11-13-2003.................................   AAA               499,506        494,490
                                                                             -----------    -----------
                                                                               2,176,697      2,025,359
                                                                             -----------    -----------
               FINANCE-COMMERCIAL BANKING-3.64%
     750,000   Citigroup Capital III, 7.625% 12-1-2036......   A+                698,800        708,226
     500,000   KeyCorp Capital II, 6.875% Bond 3-17-2029....   BBB               494,782        387,470
   1,356,000   Mellon Financial Co., 6.375% Sub Note
                 2-15-2010..................................   A               1,265,158      1,313,394
     500,000   National City Corp., 6.875% Sub Note
                 5-15-2019..................................   A-                499,156        454,849

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
   $ 500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                 2-15-2004..................................   Baa1*         $   498,827    $   503,115
                                                                             -----------    -----------
                                                                               3,456,723      3,367,054
                                                                             -----------    -----------
               FINANCE-CONSUMER LENDING-0.82%
     750,000   CIT Group, Inc., 7.375% Note 3-15-2003.......   A+                749,400        758,500
                                                                             -----------    -----------
               FINANCE-INSURANCE CARRIERS-1.90%
   1,250,000   Prudential Insurance Co., 6.375% Sr Note
                 7-23-2006 (e)..............................   A+              1,245,867      1,231,184
     500,000   ReliaStar Financial Corp., 8.00% Note
                 10-30-2006.................................   A+                498,442        530,900
                                                                             -----------    -----------
                                                                               1,744,309      1,762,084
                                                                             -----------    -----------
               FINANCE-SALES FINANCING-0.55%
     500,000   Textron Financial Corp., 7.125% Note
                 12-9-2004..................................   A-                497,943        505,990
                                                                             -----------    -----------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-2.75%
   1,500,000   Bear Stearns Capital Trust, 7.00% Variable
                 Rate Note 1-15-2027........................   BBB             1,499,169      1,505,614
   1,000,000   Lehman Brothers Holdings, 7.875% Note
                 11-1-2009..................................   A               1,020,384      1,036,703
                                                                             -----------    -----------
                                                                               2,519,553      2,542,317
                                                                             -----------    -----------
               FOREIGN GOVERNMENTS-1.92%
     500,000   British Columbia (Province of), 6.50% Yankee
                 Bond 1-15-2026.............................   AA-               511,432        477,276
     500,000   Korea (Republic of), 8.875% Global Bond
                 4-15-2008..................................   BBB               523,457        538,750
     750,000   Poland (Republic of), 7.125% Yankee Note
                 7-1-2004...................................   BBB+              747,854        761,250
                                                                             -----------    -----------
                                                                               1,782,743      1,777,276
                                                                             -----------    -----------
               FOREIGN GOVERNMENTS-SUPRA-NATIONAL-0.27%
     250,000   Corp Andina de Fomento, 7.10% Yankee Bond
                 2-1-2003...................................   A                 249,942        251,099
                                                                             -----------    -----------
               INFORMATION-CABLE AND OTHER PROGRAM
               DISTRIBUTION-0.49%
     500,000   Time Warner Inc., 6.625% 5-15-2029...........   BBB               421,198        453,279
                                                                             -----------    -----------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.26%
     250,000   Telecomunicaciones de Puerto Rico, 6.65% Sub
                 Note 5-15-2006.............................   BBB               249,926        243,823
                                                                             -----------    -----------
               INFORMATION-WIRED TELECOMMUNICATIONS
               CARRIERS-2.64%
     750,000   GTE Corp., 7.51% Note 4-1-2009...............   A+                745,269        776,475
     500,000   Sprint Capital Corp., 6.875% 11-15-2028......   BBB+              408,195        399,974
     500,000   Telefonica Europe BV, 7.35% 9-15-2005........   A+                499,814        504,162
     750,000   US West Communications, 7.20% Note
                 11-1-2004..................................   BBB+              751,335        757,093
                                                                             -----------    -----------
                                                                               2,404,613      2,437,704
                                                                             -----------    -----------
               MANUFACTURING-MOTOR VEHICLE PARTS-1.08%
   1,000,000   TRW, Inc., 6.45% Note 6-15-2001..............   BBB               999,979        997,606
                                                                             -----------    -----------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-0.54%
     500,000   Southern Union Co., 8.25% Sr Note
                 11-15-2029.................................   BBB+              493,958        496,612
                                                                             -----------    -----------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.63%
   1,000,000   Anadarko Petroleum Corp., 8.25% Deb
                 11-15-2001.................................   BBB+            1,014,167      1,015,698
     500,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-                469,112        489,830
                                                                             -----------    -----------
                                                                               1,483,279      1,505,528
                                                                             -----------    -----------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-2.28%
   1,500,000   Tosco Corp., 7.80% Deb 1-1-2027..............   BBB             1,498,387      1,557,221
     500,000   Valero Energy Corp., 8.75% 6-15-2030.........   BBB-              522,519        554,050
                                                                             -----------    -----------
                                                                               2,020,906      2,111,271
                                                                             -----------    -----------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-0.54%
     500,000   Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...   BBB+              492,760        499,647
                                                                             -----------    -----------
               RETAIL-DEPARTMENT STORES-0.49%
     500,000   Federated Department Stores, 6.30% Note
                 4-1-2009...................................   BBB+              498,820        454,360
                                                                             -----------    -----------
               TRANSPORTATION-AIR SCHEDULED-1.60%
   1,300,000   Delta Air Lines, 10.50% Pass Thru Certificate
                 4-30-2016..................................   BBB             1,559,292      1,479,374
                                                                             -----------    -----------

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-2.26%
   $1,000,000  Empresa Nacional de Electricidad S.A., 7.325%
                 Yankee Bond 2-1-2037.......................   A-            $ 1,000,000    $   937,168
   1,250,000   TXU Electric Capital V, 8.175% Deb
                 1-30-2037..................................   BBB-            1,250,000      1,149,571
                                                                             -----------    -----------
                                                                               2,250,000      2,086,739
                                                                             -----------    -----------
               WHOLESALERS-GROCERY AND RELATED
               PRODUCTS-0.49%
     500,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-               498,470        458,053
                                                                             -----------    -----------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $34,262,489    $33,648,577
                                                                             ===========    ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-21.11%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-0.79%
   $ 250,000   Hercules, Inc., 11.125% 11-15-2007 (e).......   BB-           $   250,000    $   250,000
     500,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                 Ser B 5-1-2007.............................   BB                500,000        485,000
                                                                             -----------    -----------
                                                                                 750,000        735,000
                                                                             -----------    -----------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-0.51%
     500,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                 Note 10-1-2007.............................   B                 507,155        470,000
                                                                             -----------    -----------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.53%
     750,000   Adelphia Communications Corp., 10.875% Sr
                 Note 10-1-2010.............................   B+                689,602        723,750
     250,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................   BB-               253,439        271,250
     500,000   eKabel Hessen GMBH, 14.50% Sr Note 9-1-2010
                 (e)........................................   B-                493,566        422,500
                                                                             -----------    -----------
                                                                               1,436,607      1,417,500
                                                                             -----------    -----------
               ENTERTAINMENT-RADIO AND TELEVISION
               BROADCASTING-0.77%
     250,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                 1-15-2009..................................   B                 233,358        218,750
   1,008,177   Australis Media Ltd., 15.75% Sr Disc Note
                 5-15-2003 (with warrants) (a) (e)..........   D                 796,220             10
     250,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                 Note 9-30-2005.............................   B                 250,000        242,500
     250,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                 11-15-2004.................................   B                 251,857        251,875
                                                                             -----------    -----------
                                                                               1,531,435        713,135
                                                                             -----------    -----------
               FINANCE-INSURANCE CARRIERS-0.22%
     275,000   Conseco, Inc., 8.75% Note 2-9-2004...........   BB-               274,881        200,750
                                                                             -----------    -----------
               FINANCE-OTHER FINANCIAL INVESTMENT
               ACTIVITIES-0.27%
     250,000   Sovereign Bancorp, 10.50% Sr Note
                 11-15-2006.................................   BB+               238,203        246,250
                                                                             -----------    -----------
               FOOD SERVICE-LIMITED-SERVICE EATING
               PLACES-0.27%
     250,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-               247,022        250,312
                                                                             -----------    -----------
               FOREIGN GOVERNMENTS-0.28%
     250,000   Brazil (Republic of), 11.625% Global Bond
                 4-15-2004..................................   B+                248,316        259,875
                                                                             -----------    -----------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-1.14%
     500,000   HealthSouth Corp., 10.75% Sr Sub Note
                 10-1-2008 (f)..............................   BB+               496,762        525,035
     500,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                 Note Ser B 5-15-2009.......................   B-                520,889        528,125
                                                                             -----------    -----------
                                                                               1,017,651      1,053,160
                                                                             -----------    -----------
               HEALTH CARE-MEDICAL AND DIAGNOSTIC
               LABORATORIES-0.12%
     100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                 10-1-2009..................................   B-                 97,454        108,500
                                                                             -----------    -----------
               INFORMATION-CABLE AND OTHER PROGRAM
               DISTRIBUTION-2.27%
     775,000   Charter Communications Holdings LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004, thereafter 9.92%) (g)............   B+                572,514        449,500
     750,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                 2-15-2011..................................   B+                740,503        631,875
   1,250,000   NTL Communications Corp., 14.09% Sr Note Ser
                 B 10-1-2008 (Zero coupon through 10-1-2003,
                 thereafter 12.375%) (g)....................   B                 815,332        675,000

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
   $ 500,000   United International Holdings, Inc., 10.53%
                 Sr Disc Note Ser B 2-15-2008 (Zero coupon
                 through 2-15-2003, thereafter 10.75%)
                 (g)........................................   B-            $   405,798    $   205,000
     500,000   United Pan-Europe Communications N.V., 19.44%
                 Sr Disc Note 2-1-2010 (Zero coupon through
                 2-1-2005, thereafter 13.75%) (g)...........   B                 193,866        142,500
                                                                             -----------    -----------
                                                                               2,728,013      2,103,875
                                                                             -----------    -----------
               INFORMATION-OTHER INFORMATION SERVICES-1.05%
     750,000   Exodus Communications, Inc., 11.625% Sr Note
                 7-15-2010 (f)..............................   B                 673,537        667,500
     250,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-                251,742         92,500
     800,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   CCC               634,442        208,000
                                                                             -----------    -----------
                                                                               1,559,721        968,000
                                                                             -----------    -----------
               INFORMATION-OTHER TELECOMMUNICATIONS-2.18%
     250,000   Asia Global Crossing, 13.375% Sr Note
                 10-15-2010 (e).............................   B+                245,029        215,625
     500,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                 11-15-2009.................................   BB                485,858        472,500
   1,000,000   Level 3 Communications, Inc., 14.29% Sr Disc
                 Note 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (g).........   B                 533,153        465,000
     250,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note 12-15-2009............................   B+                248,140        207,500
     500,000   Spectrasite Holdings, Inc., 10.75% Sr Note
                 Ser B 3-15-2010............................   B-                435,899        463,750
     250,000   Williams Communications Group, Inc., 11.875%
                 Sr Note 8-1-2010...........................   B+                196,289        192,500
                                                                             -----------    -----------
                                                                               2,144,368      2,016,875
                                                                             -----------    -----------
               INFORMATION-TELECOMMUNICATIONS CARRIERS-2.18%
     250,000   Dobson Communications Corp., 10.875% Sr Note
                 7-1-2010 (f)...............................   B                 248,171        246,250
     250,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Note
                 12-1-2006..................................   B+                260,280        246,875
     250,000   Microcell Telecommunication, Inc., 11.80% Sr
                 Disc Note Ser B 6-1-2006 (Zero coupon
                 through 12-1-2001, thereafter 14.00%)
                 (g)........................................   B3*               242,306        238,750
     500,000   Nextel Communications, Inc., 11.65% Sr Disc
                 Note 9-15-2007 (Zero coupon through
                 9-15-2002, thereafter 10.65%) (g)..........   B                 401,563        395,000
     500,000   PTC International Finance II S.A., 11.25% Sr
                 Sub Note 12-1-2009.........................   B+                493,116        475,000
     350,000   TeleCorp PCS, Inc., 11.41% Sr Sub Note
                 4-15-2009 (Zero coupon through 4-15-2004,
                 thereafter
                 11.625%) (g)...............................   B3*               245,752        239,312
     161,188   Voicestream Wireless Corp., 10.375% Sr Note
                 11-15-2009.................................   B-                148,405        172,673
                                                                             -----------    -----------
                                                                               2,039,593      2,013,860
                                                                             -----------    -----------
               INFORMATION-TELECOMMUNICATIONS
               SATELLITE-0.80%
     750,000   EchoStar Broadband Corp., 10.375% Sr Note
                 10-1-2007 (e)..............................   B                 750,000        736,875
                                                                             -----------    -----------
               INFORMATION-WIRED TELECOMMUNICATIONS
               CARRIERS-2.78%
     500,000   Alaska Communications SY, 9.375% Sr Sub Note
                 5-15-2009..................................   B+                500,000        418,750
     500,000   Allegiance Telecom, Inc., 12.875% Sr Note
                 5-15-2008..................................   B                 474,185        487,500
     250,000   Focal Communications Corp., 11.875% Sr Note
                 Ser B 1-15-2010............................   B-                244,564        170,000
     500,000   Intermedia Communications, Inc., 15.52% Sr
                 Disc Note Ser B 7-15-2007 (Zero Coupon
                 through 7-15-2002, thereafter 11.25%)
                 (g)........................................   B                 342,295        325,000
     360,000   Intermedia Communications, Inc., 8.50% Sr
                 Note Ser B 1-15-2008.......................   B                 367,382        270,000
     250,000   Madison River Communications, 13.25% Sr Note
                 3-1-2010...................................   CCC+              246,731        162,500
     500,000   Nextlink Communications, Inc., 10.50% Sr Note
                 12-1-2009..................................   B                 500,000        400,000
     750,000   Nextlink Communications, Inc., 13.18% Sr Disc
                 Note 12-1-2009 (Zero coupon through
                 12-1-2004, thereafter 12.125%) (g).........   B                 443,837        337,500
                                                                             -----------    -----------
                                                                               3,118,994      2,571,250
                                                                             -----------    -----------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-0.08%
     100,000   Better Minerals & Aggregates, 13.00% Sr Sub
                 Note 9-15-2009.............................   B-                100,000         75,500
                                                                             -----------    -----------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-0.84%
     250,000   Pioneer Natural Resources Co., 9.625% Sr Note
                 4-1-2010...................................   BB+               249,158        266,890
     500,000   Swift Energy Co., 10.25% Sr Sub Note
                 8-1-2009...................................   B                 502,769        513,750
                                                                             -----------    -----------
                                                                                 751,927        780,640
                                                                             -----------    -----------
               PRINTING AND RELATED SUPPORT ACTIVITIES-0.19%
     250,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser B
                 12-15-2008.................................   B+                219,429        175,000
                                                                             -----------    -----------

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                       Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   -----------
               RECREATION-AMUSEMENT PARKS AND ARCADES-0.37%
   $ 500,000   Six Flags, Inc., 13.06% Sr Disc Note
                 4-1-2008 (Zero coupon through 4-1-2003,
                 thereafter 10.00%) (g).....................   B-            $   334,988    $   345,000
                                                                             -----------    -----------
               RECREATION-GAMBLING INDUSTRIES-1.38%
     150,000   Isle of Capri Casinos, Inc., 8.75%
                 4-15-2009..................................   B                 135,253        132,750
     250,000   Mandalay Resort Group, 10.25% Sr Sub Note
                 8-1-2007...................................   BB-               248,756        246,875
     500,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                 7-15-2013..................................   BB-               433,069        395,000
     250,000   Station Casinos, Inc., 8.875% Sr Sub Note
                 12-1-2008..................................   B+                235,405        245,000
     250,000   Station Casinos, Inc., 9.875% Sr Sub Note
                 7-1-2010...................................   B+                249,045        256,563
                                                                             -----------    -----------
                                                                               1,301,528      1,276,188
                                                                             -----------    -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-0.56%
     500,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB                502,019        517,500
                                                                             -----------    -----------
               UTILITIES-WATER, SEWAGE AND OTHER
               SYSTEMS-0.53%
     500,000   Azurix Corp., 10.75% Sr Note Ser B
                 2-15-2010..................................   BB                462,752        490,000
                                                                             -----------    -----------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $22,362,056    $19,525,045
                                                                             ===========    ===========

U.S. GOVERNMENT SECURITIES-32.95%
--------------------------------------------------------------------------------

   Principal                                                                    Market
     Amount                                                      Cost (b)      Value (c)
   ----------                                                  ------------   -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-4.27%
               NOTES:
   $3,800,000  6.625% 2009..................................   $ 3,727,255    $ 3,950,195
                                                               -----------    -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-15.52%
               MORTGAGE BACKED SECURITIES:
     645,434   6.00% 2013...................................       647,079        636,674
     267,966   6.30% 2008...................................       268,245        270,363
   7,017,811   6.50% 2014-2030..............................     6,721,625      6,955,694
     761,748   7.50% 2022-2027..............................       785,733        772,524
                                                               -----------    -----------
                                                                 8,422,682      8,635,255
                                                               -----------    -----------
               NOTES:
   3,000,000   6.625% 2009..................................     2,982,777      3,118,575
   2,300,000   7.25% 2010-2030..............................     2,397,445      2,594,759
                                                               -----------    -----------
                                                                 5,380,222      5,713,334
                                                               -----------    -----------
               TOTAL FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION................................    13,802,904     14,348,589
                                                               -----------    -----------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION-5.62%
               MORTGAGE BACKED SECURITIES:
   4,235,020   7.00% 2028-2030..............................     4,143,467      4,242,205
     906,163   9.00% 2020...................................       949,206        940,059
      13,150   9.50% 2019...................................        13,043         13,696
                                                               -----------    -----------
               TOTAL GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION................................   $ 5,105,716    $ 5,195,960
                                                               -----------    -----------
               U.S. TREASURY SECURITIES-7.54%
               BONDS:
   1,750,000   5.25% 2029...................................     1,464,604      1,680,273
   3,500,000   6.03% 2021 Zero Coupon Strip(g)..............     1,013,494      1,070,122
     150,000   8.00% 2021...................................       174,969        194,086
   2,000,000   8.125% 2021..................................     2,569,149      2,611,576
                                                               -----------    -----------
                                                                 5,222,216      5,556,057
                                                               -----------    -----------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

   Principal                                                                    Market
     Amount                                                      Cost (b)      Value (c)
   ----------                                                  ------------   -----------
               NOTES:
   $ 850,000   5.75% 2010...................................   $   856,359    $   890,840
     500,000   6.00% 2009...................................       493,824        527,743
                                                               -----------    -----------
                                                                 1,350,183      1,418,583
                                                               -----------    -----------
               TOTAL U.S. TREASURY SECURITIES...............     6,572,399      6,974,640
                                                               -----------    -----------
               TOTAL U.S. GOVERNMENT SECURITIES.............   $29,208,274    $30,469,384
                                                               ===========    ===========

COMMON STOCKS-0.00%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   ------                                                  ------------   -----------
           INFORMATION-OTHER TELECOMMUNICATIONS-0.00%
   1,000   Iridium LLC/Capital Corp. (Warrants) (a)
             (e)........................................   $    96,501    $        10
                                                           -----------    -----------
           TOTAL LONG-TERM INVESTMENTS..................   $91,723,200    $89,603,887
                                                           ===========    ===========

SHORT-TERM INVESTMENTS-1.48%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-1.48%
   $1,369,895  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $ 1,369,895
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $93,093,095) (b)...........................   $90,973,782
                                                               ===========

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $93,138,427 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  2,291,380
Unrealized depreciation.....................................    (4,456,025)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (2,164,645)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.92% of total net assets as of December 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by fund management as illiquid securities:

Date Acquired    Shares/Par  Security                                  Cost Basis
-------------    ----------  --------                                  ----------
2000               250,000   Asia Global Crossing due 2010 - 144A      $  245,029
1997             1,008,177   Australis Media Ltd. due 2003                796,220
2000               750,000   EchoStar Broadband Corp. due 2007 - 144A     750,000
2000               500,000   eKabel Hessen GMBH due 2010 - 144A           493,566
2000               250,000   Hercules, Inc. due 2007 - 144A               250,000
1997                 1,000   Irridium LLC/Capital Corp. (Warrants) -
                               144A                                        96,501
1998             1,250,000   Prudential Insurance Co. due 2006 - 144A   1,245,867

        The aggregate value of these securities at December 31, 2000, was $2,856,204, which represents 3.09% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 2000, was $1,438,785, which represents 1.56% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES
Schedule of Investments
December 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-54.46%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                       Market
   Amount (h)                                                   (Unaudited)   Cost (b)(h)   Value (c)(h)
   -----------                                                  -----------   -----------   ------------
                AEROSPACE PRODUCT AND PARTS
                MANUFACTURING-0.93%
   $  200,000   Honeywell International, Inc., 7.50% Note
                  3-1-2010...................................   A             $  208,134    $   215,810
                                                                              -----------   -----------
                CONSTRUCTION-OTHER HEAVY CONSTRUCTION-0.26%
       80,000   Morrison Knudsen Corp., 11.00% Sr Note
                  7-1-2010 (e)...............................   BBB-              79,426         60,800
                                                                              -----------   -----------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-1.37%
      150,000   Comcast Cable Communications, Inc., 8.50%
                  Note 5-1-2027 (with rights)................   BBB              159,603        165,373
      150,000   COX Enterprises, Inc., 8.00% Note 2-15-2007
                  (f)........................................   BBB              150,345        154,189
                                                                              -----------   -----------
                                                                                 309,948        319,562
                                                                              -----------   -----------
                ENTERTAINMENT-MOTION PICTURE AND VIDEO
                INDUSTRIES-2.20%
      150,000   Clear Channel Communication, Inc., 7.25%
                  10-15-2027.................................   BBB-             130,720        136,466
      200,000   News America Holdings, Inc., 8.45% Note
                  8-1-2034...................................   BBB-             204,640        213,284
      150,000   News America Holdings, Inc., 9.25% Sr Deb
                  2-1-2013...................................   BBB-             161,221        162,982
                                                                              -----------   -----------
                                                                                 496,581        512,732
                                                                              -----------   -----------
                ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
                DATABASE PUBLISHERS-1.11%
      150,000   Time Warner, Inc., 7.57% Deb 2-1-2024........   BBB              144,756        150,004
      100,000   Time Warner, Inc., 8.05% Deb 1-15-2016.......   BBB              101,289        108,464
                                                                              -----------   -----------
                                                                                 246,045        258,468
                                                                              -----------   -----------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.81%
       80,000   Liberty Media Group, Inc., 7.875% Bond
                  7-15-2009..................................   BBB-              79,869         78,796
      120,000   Liberty Media Group, Inc., 8.25% Deb
                  2-1-2030...................................   BBB-             112,084        109,481
                                                                              -----------   -----------
                                                                                 191,953        188,277
                                                                              -----------   -----------
                FINANCE-CAPTIVE AUTO-1.31%
      150,000   Ford Motor Credit Co., 7.375% Note
                  10-28-2009.................................   A                146,786        149,862
      150,000   General Motors Acceptance Corp., 7.75% Global
                  Note 1-19-2010.............................   A                150,043        154,564
                                                                              -----------   -----------
                                                                                 296,829        304,426
                                                                              -----------   -----------
                FINANCE-COMMERCIAL BANKING-3.21%
      100,000   BSCH Issuance Ltd., 7.625% Sub Note
                  9-14-2010..................................   A                 99,696        101,963
      150,000   Mercantile Bancorp, 7.30% Sub Note
                  6-15-2007..................................   A-               143,053        153,257
      150,000   NCNB Corp., 9.375% Sub Note 9-15-2009........   BB+              163,260        171,440
      200,000   Republic New York Corp., 9.70% Sub Note
                  2-1-2009...................................   A                220,034        229,567
      100,000   Union Planters Bank, N.A., 6.50% 3-15-2008...   BBB               88,779         91,330
                                                                              -----------   -----------
                                                                                 714,822        747,557
                                                                              -----------   -----------
                FINANCE-DEPOSITORY CREDIT BANKING-4.22%
       70,000   Banponce Trust I, 8.327% Ser A 2-1-2027......   BBB-              63,728         62,711
      150,000   BB&T Corp., 6.375% Sub Note 6-30-2005........   BBB+             141,068        146,794
      100,000   Citigroup, Inc., 7.25% Sub Note 10-1-2010....   A+                99,549        103,037
      100,000   First Union Corp., 6.55% Sub Deb
                  10-15-2035.................................   A-                95,047         97,643
      100,000   First Union Corp., 7.50% Sub Deb 4-15-2035...   A-                98,887        100,675
      150,000   NBD Bank N.A. Michigan, 8.25% Sub Deb
                  11-1-2024..................................   A                155,536        159,720
      150,000   Regions Financial Corp., 7.75% Sub Note
                  9-15-2024..................................   A-               151,528        154,833
      150,000   Washington Mutual, Inc., 8.25% Sub Note
                  4-1-2010...................................   BBB              145,551        158,696
                                                                              -----------   -----------
                                                                                 950,894        984,109
                                                                              -----------   -----------
                FINANCE-INSURANCE CARRIERS-1.05%
      200,000   GE Global Insurance, 7.75% Note 6-15-2030....   AA               198,997        211,857
       35,000   Torchmark Corp., 7.875% Note 5-15-2023.......   A                 33,228         32,802
                                                                              -----------   -----------
                                                                                 232,225        244,659
                                                                              -----------   -----------
                FINANCE-NONDEPOSITORY CREDIT BANKING-3.39%
       50,000   Associates Corp., N.A. 6.95% Deb 11-1-2018...   AA-               46,436         47,374
      150,000   Associates Corp., N.A. 7.95% Sr Deb
                  2-15-2010..................................   AA-              150,816        160,602
      150,000   Commercial Credit Co., 7.875% 2-1-2025.......   AA-              154,720        158,435

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                       Market
   Amount (h)                                                   (Unaudited)   Cost (b)(h)   Value (c)(h)
   -----------                                                  -----------   -----------   ------------
   $  170,000   General Motors Acceptance Corp., 6.85% Note
                  6-17-2004..................................   A             $  168,847    $   169,945
      100,000   Heller Financial, Inc., 8.00% Global Note
                  6-15-2005..................................   A-                99,774        103,877
      150,000   Household Finance Corp., 6.875% Note
                  3-1-2007...................................   A                142,705        148,764
                                                                              -----------   -----------
                                                                                 763,298        788,997
                                                                              -----------   -----------
                FINANCE-OTHER FINANCIAL INVESTMENT
                ACTIVITIES-2.79%
      250,000   AIG SunAmerica, 7.40% Sr Note 5-5-2003 (e)...   AAA              253,803        257,189
      200,000   Citicorp Lease, 8.04% Pass Thru Certificate
                  Ser 1999-1 Class A2 12-15-2019 (e).........   AA-              198,945        213,794
      150,000   Hutchison Delta Finance Corp., 7.00% Conv.
                  11-25-2001.................................   A                179,782        179,625
                                                                              -----------   -----------
                                                                                 632,530        650,608
                                                                              -----------   -----------
                FINANCE-SECURITIES AND COMMODITY CONTRACTS
                AND BROKERAGE-2.77%
      200,000   Lehman Brothers Holdings, Inc., 7.375% Sr Sub
                  Note 1-15-2007.............................   A                194,860        201,580
      200,000   Lehman Brothers Holdings, Inc., 8.50% Note
                  8-1-2015...................................   A                203,055        211,709
      100,000   Lehman Brothers Holdings, Inc., 8.80% Sr Note
                  3-1 -2015..................................   A                103,604        109,266
      300,000   Lehman Brothers Holdings, Inc., 9.00% Note
                  2-10-2028 (zero coupon) (g)................   A                 29,361         27,586
      100,000   Merrill Lynch & Co., 6.875% 11-15-2018.......   AA-               90,702         94,274
                                                                              -----------   -----------
                                                                                 621,582        644,415
                                                                              -----------   -----------
                FOREIGN GOVERNMENTS-SUPRA-NATIONAL-5.57%
    1,300,000   European Investment Bank, 6.50% Floating Rate
                  Note 11-26-2002 (g)........................   AAA            1,296,359      1,297,629
                                                                              -----------   -----------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-1.25%
      100,000   Time Warner, Inc., 9.125% Deb 1-15-2013......   BBB              109,539        116,183
      150,000   Time Warner, Inc., 9.15% Deb 2-1-2023........   BBB              166,551        175,438
                                                                              -----------   -----------
                                                                                 276,090        291,621
                                                                              -----------   -----------
                INFORMATION-OTHER TELECOMMUNICATIONS-1.46%
      150,000   AT&T Canada, Inc., 7.65% Note 9-15-2006......   BBB              147,736        146,937
       90,000   Deutsche Telekom Finance, 8.00% Bond
                  6-15-2010..................................   A-                89,702         91,634
      100,000   Qwest Capital Funding, Inc., 7.90% Note
                  8-15-2010 (e)..............................   BBB+             100,314        102,578
                                                                              -----------   -----------
                                                                                 337,752        341,149
                                                                              -----------   -----------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-1.08%
      150,000   Bell Atlantic Financial Services, Inc., 4.25%
                  Conv. 9-15-2005............................   A+               226,953        155,070
      100,000   Royal KPN N.V., 7.50% Sr Note 10-1-2005
                  (e)........................................   A-                99,939         97,326
                                                                              -----------   -----------
                                                                                 326,892        252,396
                                                                              -----------   -----------
                INFORMATION-WIRELESS TELECOMMUNICATIONS
                CARRIERS-0.45%
      100,000   Centel Capital Corp., 9.00% Deb 10-15-2019...   BBB+             110,566        105,568
                                                                              -----------   -----------
                MACHINERY MANUFACTURING-INDUSTRIAL
                MACHINERY-1.13%
      250,000   Emerson Electric Co., 7.125% Note
                  8-15-2010..................................   AA-              249,156        264,139
                                                                              -----------   -----------
                MANUFACTURING-MOTOR VEHICLE-0.65%
      150,000   DaimlerChrysler N.A., 8.00% Global Note
                  6-15-2010..................................   A                150,941        151,321
                                                                              -----------   -----------
                PETROLEUM AND COAL-NATURAL GAS
                DISTRIBUTION-1.92%
      200,000   Enron Corp., 8.375% Medium Term Note
                  5-23-2005..................................   BBB+             209,911        214,662
      100,000   KeySpan Corp., 7.25% Note 11-15-2005.........   A                 99,788        103,949
      125,000   Sonat, Inc., 7.625% Note 7-15-2011...........   BBB              117,619        129,516
                                                                              -----------   -----------
                                                                                 427,318        448,127
                                                                              -----------   -----------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-3.46%
      130,000   Anadarko Petroleum Corp., 7.73% Deb
                  9-15-2096..................................   BBB+             125,624        135,601
      150,000   Louis Dreyfus Natural Gas Corp., 6.875% Note
                  12-1-2007..................................   BBB              150,316        148,643
      100,000   Noble Affiliates, Inc., 8.00% Sr Note
                  4-1-2027...................................   BBB               97,211         99,945
      200,000   Occidental Peteroleum Corp., 8.45% Sr Note
                  2-15-2029..................................   BBB-             208,375        220,430
      200,000   Union Pacific Resources, 7.50% Deb
                  10-15-2026.................................   BBB+             173,221        201,038
                                                                              -----------   -----------
                                                                                 754,747        805,657
                                                                              -----------   -----------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                       Market
   Amount (h)                                                   (Unaudited)   Cost (b)(h)   Value (c)(h)
   -----------                                                  -----------   -----------   ------------
                PETROLEUM AND COAL-PRODUCTS
                MANUFACTURING-2.27%
   $  150,000   Amerada Hess Corp., 7.875% Bond 10-1-2029....   BBB+          $  147,626    $   156,840
      150,000   Coastal Corp., 6.70% Deb 2-15-2027...........   BBB              143,564        148,590
       70,000   Petroleum Geo-Services ASA, 7.125% Yankee Sr
                  Note 3-30-2028.............................   BBB               60,298         56,415
      170,000   Petroleum Geo-Services ASA, 7.50% Note
                  3-31-2007..................................   BBB              167,146        166,988
                                                                              -----------   -----------
                                                                                 518,634        528,833
                                                                              -----------   -----------
                PIPELINE-TRANSPORTATION OF NATURAL GAS-2.12%
      200,000   NGC Corp., 7.125% Deb 5-15-2018..............   BBB+             179,104        185,924
      150,000   Northern Border Partners L.P., 8.875% Sr Note
                  6-15-2010..................................   BBB+             155,674        158,191
      150,000   Williams Companies, Inc., 7.625% Note
                  7-15-2019..................................   BBB-             149,060        149,742
                                                                              -----------   -----------
                                                                                 483,838        493,857
                                                                              -----------   -----------
                REAL ESTATE, RENTAL AND LEASING-ACTIVITIES
                RELATED TO REAL ESTATE-0.31%
       80,000   ERP Operating L.P., 7.125% Note 10-15-2017...   BBB+              69,224         71,710
                                                                              -----------   -----------
                RETAIL-AUTOMOBILE DEALERS-0.24%
       50,000   Ford Holdings, Inc., 9.30% 3-1-2030..........   A                 55,266         56,409
                                                                              -----------   -----------
                TRANSPORTATION-AIR SCHEDULED-0.87%
      100,000   Delta Air Lines, Inc., 10.375% Deb
                  12-15-2022.................................   BBB-             111,408        107,381
      100,000   Delta Air Lines, Inc., 7.90% Note
                  12-15-2009.................................   BBB-              93,464         95,542
                                                                              -----------   -----------
                                                                                 204,872        202,923
                                                                              -----------   -----------
                TRANSPORTATION-RAIL-0.66%
      150,000   CSX Corp., 7.25% Deb 5-1-2027................   BBB              144,128        152,495
                                                                              -----------   -----------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-3.95%
      100,000   El Paso Electric Co., 8.90% First Mtg Note
                  2-1-2006...................................   BBB-             105,178        108,214
      100,000   El Paso Electric Co., 9.40% Ser E 5-1-2011...   BBB-             106,632        109,673
      160,000   Israel Electric Corp. Ltd., 7.75% Deb
                  12-15-2027 (e).............................   A-               140,572        135,581
      100,000   Israel Electric Corp. Ltd., 7.75% Sr Secured
                  3-1-2009 (e)...............................   A-                97,346         99,324
      200,000   Kincaid Generation LLC, 7.33% Bond 6-15-2020
                  (e)........................................   BBB-             176,413        197,638
      113,415   Niagara Mohawk Power Co., 7.625% Sr Note
                  10-1-2005..................................   BBB-             111,961        117,195
      100,000   Pinnacle Partners, 8.83% Sr Note 8-15-2004
                  (e)........................................   BBB-             100,000        102,442
       50,000   Public Service Company of New Mexico, 7.10%
                  Sr Note 8-1-2005...........................   BBB-              47,525         49,920
                                                                              -----------   -----------
                                                                                 885,627        919,987
                                                                              -----------   -----------
                WASTE MANAGEMENT, ADMINISTRATIVE-WASTE
                COLLECTION-1.65%
      100,000   USA Waste Management, Inc., 7.125% Sr Note
                  12-15-2017.................................   BBB               78,144         88,070
      300,000   WMX Technologies, Inc., 7.10% Note
                  8-1-2026...................................   BBB              285,611        295,951
                                                                              -----------   -----------
                                                                                 363,755        384,021
                                                                              -----------   -----------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $12,399,432   $12,688,262
                                                                              ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-19.21%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
   Amount (h)                                                  (Unaudited)   Cost (b) (h)   Value (c) (h)
   ----------                                                  -----------   ------------   -------------
               ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.45%
    $ 50,000   Hollywood Casino Corp., 11.25% 5-1-2007......   B             $    51,576     $    51,625
      50,000   MGM Grand, Inc., 9.75% Sr Sub Note
                 6-1-2007...................................   BB+                49,419          52,250
                                                                             -----------     -----------
                                                                                 100,995         103,875
                                                                             -----------     -----------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-0.24%
      75,000   Texas Petrochemical Corp., 11.125% Sr Sub
                 Note 7-1-2006..............................   B                  70,872          56,625
                                                                             -----------     -----------

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
   Amount (h)                                                  (Unaudited)   Cost (b) (h)   Value (c) (h)
   ----------                                                  -----------   ------------   -------------
               CHEMICAL MANUFACTURING-OTHER CHEMICAL AND
               PREPARATION-0.09%
    $ 40,000   Polaroid Corp., 11.50% Sr Note 2-15-2006.....   B+            $    40,768     $    22,000
                                                                             -----------     -----------
               CONSTRUCTION-RESIDENTIAL BUILDING-0.26%
      65,000   K Hovnanian Enterprises, 10.50% Sr Note
                 10-1-2007 (e)..............................   BB-                63,478          60,125
                                                                             -----------     -----------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-3.85%
     100,000   Adelphia Communications Corp., 10.875% Sr
                 Note 10-1-2010.............................   B+                 98,567          96,500
      65,000   Callahan Nordrhein-Westfalen, 14.00% Sr Note
                 7-15-2010 (e)..............................   B-                 64,996          58,175
     200,000   CSC Holdings, Inc., 7.625% Deb 7-15-2018.....   BB+               181,849         182,291
     200,000   CSC Holdings, Inc., 7.875% Deb 2-15-2018.....   BB+               183,889         186,884
     220,000   CSC Holdings, Inc., 7.875% Sr Note
                 12-15-2007.................................   BB+               205,787         221,346
     150,000   CSC Holdings, Inc., 8.125% Sr Note Ser B
                 7-15-2009..................................   BB+               149,176         152,820
                                                                             -----------     -----------
                                                                                 884,264         898,016
                                                                             -----------     -----------
               ENTERTAINMENT-RADIO AND TELEVISION
               BROADCASTING-0.51%
     150,000   Fox Family Worldwide, Inc., 14.47% Sr Disc
                 Note 11-1-2007 (Zero coupon through
                 11-1-2002, thereafter 10.25%) (g)..........   B                 104,862         119,250
                                                                             -----------     -----------
               FARMING-OILSEED AND GRAIN-0.16%
      40,000   Actuant Corp., 13.00% Sr Sub Note 5-1-2009...   B                  39,529          36,400
                                                                             -----------     -----------
               FINANCE-DEPOSITORY CREDIT BANKING-0.38%
     100,000   Union Planters Capital Trust A, 8.20% Note
                 12-15-2026.................................   BB+                89,933          88,376
                                                                             -----------     -----------
               FINANCE-NONDEPOSITORY CREDIT BANKING-2.55%
     200,000   Beaver Valley Funding Corp., 9.00% Deb
                 6-1-2017...................................   BB-               197,000         215,000
     300,000   Capital One Financial Corp., 7.25% Note
                 5-1-2006...................................   BB+               284,693         278,883
     125,000   MBNA Capital I, 8.278% Ser A 12-1-2026.......   BB+               116,029         100,367
                                                                             -----------     -----------
                                                                                 597,722         594,250
                                                                             -----------     -----------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-0.38%
      60,000   DJ Orthopedics LLC/Capital Corp., 12.625%
                 6-15-2009..................................   B-                 56,348          55,800
      40,000   Tekni-Plex, Inc., 12.75% Sr Sub Note
                 6-15-2010..................................   B-                 39,698          32,000
                                                                             -----------     -----------
                                                                                  96,046          87,800
                                                                             -----------     -----------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-0.43%
     100,000   Warner Chilcott, Inc., 12.625%
                 2-15-2008 (e)..............................   B+                102,608         101,000
                                                                             -----------     -----------
               INFORMATION-CABLE AND OTHER PROGRAM
               DISTRIBUTION-1.21%
     150,000   British Sky Broadcasting Group plc, 8.20%
                 7-15-2009..................................   Baa3*             148,106         141,881
     100,000   Charter Communications Holdings, LLC 10.25%
                 Sr Note 1-15-2010..........................   B+                 98,165          97,500
     150,000   United Pan-Europe Communications N.V., 15.41%
                 Sr Disc Note 2-1-2010 (Zero coupon through
                 12-1-2005, thereafter 13.75%) (g)..........   B                  77,201          42,750
                                                                             -----------     -----------
                                                                                 323,472         282,131
                                                                             -----------     -----------
               INFORMATION-OTHER INFORMATION SERVICES-0.19%
      50,000   Exodus Communications, Inc., 11.25% Sr Note
                 7-1-2008...................................   B                  50,058          44,500
                                                                             -----------     -----------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.87%
      70,000   Crown Castle International Corp., 10.75% Sr
                 Note 8-1-2011..............................   B                  70,248          72,800
     100,000   Econophone, Inc., 13.50% Sr Note 7-15-2007...   NR                102,190          35,500
      70,000   Enitel ASA (Euro), 12.50% Sr Note
                 4-15-2010..................................   CCC+               66,769          40,255
      60,000   Tele1 Europe B.V., 13.00% Sr Note
                 5-15-2009..................................   B-                 63,703          53,400
                                                                             -----------     -----------
                                                                                 302,910         201,955
                                                                             -----------     -----------
               INFORMATION-WIRED TELECOMMUNICATIONS
               CARRIERS-0.83%
      60,000   CFW Communications Co., 13.00% Sr Note
                 8-15-2010 (e)..............................   B-                 58,678          42,000
     100,000   Grapes Communications N.V. (Euro), 13.50%
                 5-15-2010 (e)..............................   CCC                89,220          45,537
     100,000   Intermedia Communications, Inc., 11.83% Sr
                 Disc Note 7-15-2007 (Zero coupon through
                 7-15-2002, thereafter 11.25%) (g)..........   B                  84,197          65,000

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
   Amount (h)                                                  (Unaudited)   Cost (b) (h)   Value (c) (h)
   ----------                                                  -----------   ------------   -------------
    $ 50,000   Worldwide Fiber, Inc., 12.50% Sr Note
                 12-15-2005.................................   B             $    49,370     $    40,750
                                                                             -----------     -----------
                                                                                 281,465         193,287
                                                                             -----------     -----------
               INFORMATION-WIRELESS TELECOMMUNICATIONS
               CARRIERS-0.62%
     100,000   AirGate PCS, Inc., 13.70% Sub Note (Zero
                 coupon through 10-1-2004, thereafter
                 13.50%) (g)................................   CCC                57,399          57,000
     100,000   Alamosa PCS Holdings, Inc., 14.44%
                 2-15-2010 (Zero coupon through 2-15-2005,
                 thereafter 12.875%) (g)....................   CCC                50,728          46,500
      50,000   Nextel International, Inc., 12.75% Sr Note
                 8-1-2010 (e)...............................   B-                 48,859          40,000
                                                                             -----------     -----------
                                                                                 156,986         143,500
                                                                             -----------     -----------
               MANAGEMENT OF COMPANIES AND ENTERPRISES-0.09%
     100,000   Knology Holdings, Inc., 15.28% Sr Disc Note
                 10-15-2007 (Zero coupon through 10-15-2002,
                 thereafter 11.875%) (g)....................   NR                 71,437          20,250
                                                                             -----------     -----------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-0.67%
     165,000   R&B Falcon Corp., 6.95% Sr Note 4-15-2008....   B+                153,407         155,925
                                                                             -----------     -----------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.19%
      70,000   Parker & Parsley Petroleum Co., 8.25% Sr Note
                 8-15-2007..................................   BB+                66,648          68,839
     100,000   Petroleos Mexicanos, 9.50% Note 9-15-2027....   BB+               102,864         103,000
      60,000   Pioneer Natural Resources Co., 9.625% Sr Note
                 4-1-2010...................................   BB+                59,798          64,053
      40,000   Triton Energy Ltd., 8.875% Sr Note 10-1-2007
                 (e)........................................   BB-                40,090          40,450
                                                                             -----------     -----------
                                                                                 269,400         276,342
                                                                             -----------     -----------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-0.42%
     100,000   YPF Sociedad Anonima, 8.00% Yankee Note
                 2-15-2004..................................   BBB-               99,642          98,400
                                                                             -----------     -----------
               REAL ESTATE, RENTAL AND LEASING-AUTOMOTIVE
               EQUIPMENT RENTAL AND LEASING-0.35%
      75,000   Avis Rent A Car, Inc., 11.00% Sr Sub Note
                 5-1-2009...................................   BB-                75,704          80,812
                                                                             -----------     -----------
               RECREATION-GAMBLING INDUSTRIES-0.43%
     100,000   Park Place Entertainment Corp., 8.875% Sr Sub
                 Note 9-15-2008.............................   BB+               100,000         101,000
                                                                             -----------     -----------
               TRANSPORTATION-AIR SCHEDULED-0.46%
     105,000   Atlas Air, Inc., 10.75% Sr Note 8-1-2005.....   B                 108,126         108,150
                                                                             -----------     -----------
               TRANSPORTATION-RAIL-0.19%
      50,000   RailAmerica Transportation Corp., 12.875%
                 8-15-2010..................................   B-                 46,882          45,250
                                                                             -----------     -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-1.99%
     100,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB                102,017         103,500
     100,000   Cilcorp, Inc., 9.375% Sr Note 10-15-2029.....   BB+               108,816         110,310
     100,000   Cleveland Electric Illuminating Co., 6.86%
                 First Mtg 10-1-2008........................   BB+                95,392          97,797
     150,000   Cleveland Electric Illuminating Co., 7.88% Sr
                 Note 11-1-2017.............................   BB+               148,033         150,922
                                                                             -----------     -----------
                                                                                 454,258         462,529
                                                                             -----------     -----------
               WASTE MANAGEMENT, ADMINSTRATIVE-WASTE
               TREATMENT AND DISPOSAL-0.40%
     100,000   Allied Waste of North America, 10.00% Ser B
                 8-1-2009...................................   B+                 79,912          94,250
                                                                             -----------     -----------
               TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE...                 $ 4,764,736     $ 4,475,998
                                                                             ===========     ===========

U.S. GOVERNMENT SECURITIES-19.69%
--------------------------------------------------------------------------------

   Principal                                                                   Market
     Amount                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-3.47%
               NOTES:
   $ 800,000   6.25% 2002...................................   $  790,176    $   809,181
                                                               -----------   -----------
               OTHER DIRECT FEDERAL OBLIGATIONS-7.10%
               FEDERAL FARM CREDIT BANK:
     750,000   5.15% 2003...................................      724,459        742,690
                                                               -----------   -----------

FORTIS SERIES FUND, INC.
MULTISECTOR BOND SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

   Principal                                                                   Market
     Amount                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               FEDERAL HOME LOAN BANK:
   $ 900,000   6.125% 2003..................................   $  881,336    $   911,472
                                                               -----------   -----------
               TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......    1,605,795      1,654,162
                                                               -----------   -----------
               U.S. TREASURY SECURITIES-9.12%
               BONDS:
     750,000   6.125% 2027-2029.............................      769,581        812,338
                                                               -----------   -----------
                                                                  769,581        812,338
                                                               -----------   -----------
               NOTES:
   1,200,000   6.50% 2010...................................    1,230,432      1,313,342
                                                               -----------   -----------
               TOTAL U.S. TREASURY SECURITIES...............    2,000,013      2,125,680
                                                               -----------   -----------
               TOTAL U.S. GOVERNMENT SECURITIES.............   $4,395,984    $ 4,589,023
                                                               ===========   ===========

COMMON STOCKS AND WARRANTS-0.03%
--------------------------------------------------------------------------------

                                                                             Market
   Shares                                                  Cost (b) (h)   Value (c) (h)
   ------                                                  ------------   -------------
           INFORMATION-OTHER TELECOMMUNICATIONS-0.00%
     70    Enitel ASA (Euro), (Warrants) (a)............   $       674     $       493
                                                           -----------     -----------
           INFORMATION-TELECOMMUNICATIONS
           RESELLERS-0.02%
   1,056   Tele1 Europe Holdings AB ADR (a).............        25,275           4,884
                                                           -----------     -----------
           INFORMATION-WIRED TELECOMMUNICATIONS
           CARRIERS-0.00%
     60    CFW Communications Co. (Warrants) (a)(e).....           833             180
                                                           -----------     -----------
           TRANSPORTATION-RAIL-0.01%
     50    RailAmerica, Inc. (Warrants) (a).............           499             500
                                                           -----------     -----------
           TOTAL COMMON STOCKS..........................        27,281           6,057
                                                           ===========     ===========
           TOTAL LONG-TERM INVESTMENTS..................   $21,587,433     $21,759,340
                                                           ===========     ===========

SHORT-TERM INVESTMENTS-4.77%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-0.08%
   $  18,980   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $    18,980
                                                               -----------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-4.69%
   1,092,634   First American Institutional Government Fund,
                 Current rate -- 6.15%......................     1,092,634
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     1,111,614
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $22,699,047)(b)............................   $22,870,954
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $22,699,047 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    701,234
Unrealized depreciation.....................................      (529,327)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $    171,907
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.66% of net assets as of December 31, 2000.

--------------------------------------------------------------------------------
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period
Acquired         Shares/Par  Security                                  Cost Basis
--------         ----------  --------                                  ----------
2000              250,000    AIG SunAmerica due 2003 - 144A             $253,803
2000               60,000    CFW Communications Co. due 2010 - 144A       58,678
2000                   60    CFW Communications Co. (Warrants) - 144A        833
2000               65,000    Callahan Nordrhein-Westfalen due 2010 -
                               144A                                       64,996
2000              200,000    Citicorp Lease due 2019 - 144A              198,945
2000              100,000    Grapes Communications N.V. due 2010 -
                               144A                                       89,220
2000              100,000    Israel Electric Corp. Ltd. due 2009 -
                               144A                                       97,346
2000              160,000    Israel Electric Corp. due 2027 - 144A       140,572
2000               65,000    K Hovnanian Enterprises due 2007 - 144A      63,478
2000              200,000    Kincaid Generation LLC due 2020 - 144A      176,413
2000               80,000    Morrison Knudsen Corp. due 2010 - 144A       79,426
2000               50,000    Nextel International, Inc. due 2010 -
                               144A                                       48,859
2000              100,000    Pinnacle Partners due 2004 - 144A           100,000
2000              100,000    Qwest Capital Funding, Inc. due 2010 -
                               144A                                      100,314
2000              100,000    Royal KPN N.V. due 2005 - 144A               99,939
2000               40,000    Triton Energy Ltd. due 2007 - 144A           40,090
2000              100,000    Warner Chilcott, Inc. due 2008 - 144A       102,608

        The aggregate value of these securities at December 31, 2000, was $1,654,139, which represents 7.10% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 2000, was $154,189, which represents 0.66% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) Cost and market value are stated in U.S. dollars; principal amount is stated in U.S. dollars unless otherwise noted.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-91.01%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                      Market
     Amount                                                     (Unaudited)    Cost (b)      Value (c)
   -----------                                                  -----------   -----------   -----------
                ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.43%
   $  250,000   Boca Resorts, Inc., 9.875% Sr Sub Note
                  4-15-2009..................................   B-            $  250,000    $   230,000
                                                                              -----------   -----------
                CHEMICAL MANUFACTURING-BASIC CHEMICAL
                MANUFACTURING-2.28%
      500,000   Hercules, Inc., 11.125% 11-15-2007 (e).......   BB-              505,922        500,000
      750,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                  Ser B 5-1-2007.............................   BB               745,579        727,500
                                                                              -----------   -----------
                                                                               1,251,501      1,227,500
                                                                              -----------   -----------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-1.74%
    1,000,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                  Note 10-1-2007.............................   B              1,015,862        940,000
                                                                              -----------   -----------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-5.30%
    1,500,000   Adelphia Communications Corp., 10.875% Sr
                  Note 10-1-2010.............................   B+             1,430,515      1,447,500
      500,000   Callahan Nordrhein-Westfalen, 14.00% Sr Note
                  7-15-2010 (e)..............................   B-               500,000        447,500
      500,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                  5-15-2016..................................   BB-              532,005        542,500
      500,000   eKabel Hessen GMBH, 14.50% Sr Note 9-1-2010
                  (e)........................................   B-               493,566        422,500
                                                                              -----------   -----------
                                                                               2,956,086      2,860,000
                                                                              -----------   -----------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-4.39%
    1,000,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                  1-15-2009..................................   B                950,075        875,000
    3,033,461   Australis Media Ltd., 15.75% Sr Disc Note
                  5-15-2003 (with warrants) (a) (e)..........   D              2,277,149             30
      500,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                  Note 9-30-2005.............................   B                516,150        485,000
    1,000,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                  11-15-2004.................................   B              1,055,774      1,007,500
                                                                              -----------   -----------
                                                                               4,799,148      2,367,530
                                                                              -----------   -----------
                FINANCE-OTHER FINANCIAL INVESTMENT
                ACTIVITIES-0.91%
      500,000   Sovereign Bancorp, 10.50% Sr Note
                  11-15-2006.................................   BB+              476,406        492,500
                                                                              -----------   -----------
                FOOD SERVICE-LIMITED-SERVICE EATING
                PLACES-1.39%
      750,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-              741,066        750,937
                                                                              -----------   -----------
                HEALTH CARE-GENERAL MEDICAL AND SURGICAL
                HOSPITALS-4.44%
      250,000   HCA - The Healthcare Co., 8.75% Note
                  9-1-2010...................................   BB+              248,852        263,990
      750,000   HealthSouth Corp., 10.75% Sr Sub Note
                  10-1-2008 (f)..............................   BB+              745,142        787,553
      750,000   Tenet Healthcare Corp., 9.25% Sr Note Ser B
                  9-1-2010...................................   BB+              757,264        814,688
      500,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                  Note Ser B 5-15-2009.......................   B-               520,889        528,125
                                                                              -----------   -----------
                                                                               2,272,147      2,394,356
                                                                              -----------   -----------
                HEALTH CARE-MEDICAL AND DIAGNOSTIC
                LABORATORIES-1.51%
      750,000   Unilab Finance Corp., 12.75% Sr Sub Note
                  10-1-2009..................................   B-               741,747        813,750
                                                                              -----------   -----------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-7.84%
    1,250,000   Charter Communications Holdings LLC, 9.92% Sr
                  Disc Note 4-1-2011 (Zero coupon through
                  4-1-2004, thereafter 9.92%) (g)............   B+               923,410        725,000
      500,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                  2-15-2011..................................   B+               450,161        421,250
    1,750,000   NTL Communications Corp., 12.375% Sr Note
                  10-1-2008 (Zero coupon through 10-1-2003,
                  thereafter 12.375%) (g)....................   B              1,276,310        945,000
      500,000   Olympus Communications L.P., 10.625% Sr Note
                  Ser B 11-15-2006...........................   B+               500,000        460,000
    2,000,000   United International Holdings, Inc., 12.49%
                  Sr Disc Note Ser B 2-15-2008 (Zero coupon
                  through 2-15-2003, thereafter 10.75%)
                  (g)........................................   B-             1,494,384        820,000
    3,000,000   United Pan-Europe Communications N.V., 17.07%
                  Sr Disc Note 2-1-2010 (Zero coupon through
                  2-1-2005, thereafter 13.75%) (g)...........   B              1,399,037        855,000
                                                                              -----------   -----------
                                                                               6,043,302      4,226,250
                                                                              -----------   -----------
                INFORMATION-OTHER INFORMATION SERVICES-2.96%
    1,250,000   Exodus Communications, Inc., 11.625% Sr Note
                  7-15-2010 (f)..............................   B              1,256,255      1,112,500
      500,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-               503,485        185,000
    1,150,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   CCC              936,032        299,000
                                                                              -----------   -----------
                                                                               2,695,772      1,596,500
                                                                              -----------   -----------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                      Market
     Amount                                                     (Unaudited)    Cost (b)      Value (c)
   -----------                                                  -----------   -----------   -----------
                INFORMATION-OTHER TELECOMMUNICATIONS-9.75%
   $  750,000   Asia Global Crossing, 13.375% Sr Note
                  10-15-2010 (e).............................   B+            $  735,088    $   646,875
    1,000,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                  11-15-2009.................................   BB               991,821        945,000
      375,000   Impsat Fiber Networks, Inc., 13.75% Sr Note
                  2-15-2005..................................   B                375,000        247,500
    2,000,000   Level 3 Communications, Inc., 13.83% Sr Disc
                  Note 3-15-2010 (Zero coupon through
                  3-15-2005, thereafter 12.875%) (g).........   B              1,101,788        930,000
      500,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note 12-15-2009............................   B+               496,280        415,000
      500,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note Ser B 11-15-2008......................   B+               500,000        415,000
      750,000   Spectrasite Holdings, Inc., 10.75% Sr Note
                  Ser B 3-15-2010............................   B-               652,290        695,625
    1,250,000   Williams Communications Group, Inc., 11.875%
                  Sr Note 8-1-2010...........................   B+               981,445        962,500
                                                                              -----------   -----------
                                                                               5,833,712      5,257,500
                                                                              -----------   -----------
                INFORMATION-TELECOMMUNICATIONS
                SATELLITE-1.82%
    1,000,000   EchoStar Broadband Corp., 10.375% Sr Note
                  10-1-2007 (e)..............................   B              1,000,000        982,500
                                                                              -----------   -----------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-9.85%
    1,000,000   Allegiance Telecom, Inc., 12.875% Sr Note
                  5-15-2008..................................   B              1,016,397        975,000
      750,000   Focal Communications Corp., 11.875% Sr Note
                  Ser B 1-15-2010............................   B-               741,161        510,000
      625,000   Hyperion Telecommunications, 12.25% Sr Note
                  Ser B 9-1-2004.............................   BB-              624,954        487,500
      750,000   Intermedia Communications, Inc., 11.19% Sr
                  Disc Note Ser B 7-15-2007 (Zero coupon
                  through 7-15-2002, thereafter 11.25%)
                  (g)........................................   B                648,068        487,500
      700,000   Intermedia Communications, Inc., 8.50% Sr
                  Note Ser B 1-15-2008.......................   B                685,981        525,000
    1,000,000   Madison River Communications, 13.25% Sr Note
                  3-1-2010...................................   CCC+             986,925        650,000
    1,250,000   Nextlink Communications, Inc., 10.50% Sr Note
                  12-1-2009..................................   B              1,250,000      1,000,000
    1,500,000   Nextlink Communications, Inc., 13.18% Sr Disc
                  Note 12-1-2009 (Zero coupon through
                  12-1-2004, thereafter 12.125%) (g).........   B                887,674        675,000
                                                                              -----------   -----------
                                                                               6,841,160      5,310,000
                                                                              -----------   -----------
                INFORMATION-WIRELESS TELECOMMUNICATIONS
                CARRIERS-12.67%
    1,000,000   Dobson Communications Corp., 10.875% Sr Note
                  7-1-2010 (f)...............................   B                992,684        985,000
    1,000,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Note
                  12-1-2006..................................   B+             1,023,310        987,500
      250,000   Leap Wireless International, Inc., 14.50% Sr
                  Disc Note 4-15-2010 (Zero coupon through
                  4-15-2005, thereafter 14.50%) (g)..........   CCC              137,411         45,000
      750,000   Microcell Telecommunications, Inc., 11.80% Sr
                  Disc Note Ser B 6-1-2006 (Zero coupon
                  through 12-1-2001, thereafter 14.00%)
                  (g)........................................   B3*              726,692        716,250
      750,000   Nextel Communications, Inc., 11.65% Sr Disc
                  Note 9-15-2007 (Zero coupon through
                  9-15-2002, thereafter 10.65%) (g)..........   B                602,345        592,500
      500,000   Nextel Communications, Inc., 9.375% Sr Note
                  11-15-2009.................................   B                480,048        466,250
      250,000   PTC International Finance II S.A., 11.25% Sr
                  Sub Note 12-1-2009.........................   B+               256,683        237,500
    3,000,000   TeleCorp PCS, Inc., 11.625% Sr Sub Note
                  4-15-2009 (Zero coupon through 4-15-2004,
                  thereafter 11.625%) (g)....................   B3*            2,091,869      2,051,250
      698,483   Voicestream Wireless Corp., 10.375% Sr Note
                  11-15-2009.................................   B-               641,367        748,250
                                                                              -----------   -----------
                                                                               6,952,409      6,829,500
                                                                              -----------   -----------
                MACHINERY MANUFACTURING-INDUSTRIAL
                MACHINERY-0.63%
      450,000   Better Minerals & Aggregates, 13.00% Sr Sub
                  Note 9-15-2009.............................   B-               450,000        339,750
                                                                              -----------   -----------
                MANUFACTURING-SOAP, CLEANING COMPOUND,
                TOILET-0.45%
      250,000   Chattem, Inc., 12.75% Sr Sub Note Ser B
                  6-15-2004..................................   B-               255,221        245,000
                                                                              -----------   -----------
                PETROLEUM AND COAL-MINING SUPPORT
                ACTIVITIES-1.61%
      750,000   RBF Finance Co., 11.375% Sr Secured Note
                  3-15-2009..................................   BB-              750,000        866,250
                                                                              -----------   -----------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-3.34%
      750,000   Nuevo Energy Co., 9.375% Sr Sub Note
                  10-1-2010 (e)..............................   B+               750,000        751,875
      500,000   Pioneer Natural Resources Co., 9.625% Sr Note
                  4-1-2010...................................   BB+              498,315        533,780
      500,000   Swift Energy Co., 10.25% Sr Sub Note
                  8-1-2009...................................   B                502,769        513,750
                                                                              -----------   -----------
                                                                               1,751,084      1,799,405
                                                                              -----------   -----------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                      Market
     Amount                                                     (Unaudited)    Cost (b)      Value (c)
   -----------                                                  -----------   -----------   -----------
                PRINTING AND RELATED SUPPORT ACTIVITIES-1.77%
   $  500,000   Cadmus Communications Corp., 9.75% Sr Sub
                  Note 6-1-2009..............................   B             $  500,000    $   430,000
      750,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser B
                  12-15-2008.................................   B+               750,000        525,000
                                                                              -----------   -----------
                                                                               1,250,000        955,000
                                                                              -----------   -----------
                RECREATION-AMUSEMENT PARKS AND ARCADES-1.60%
    1,250,000   Six Flags, Inc., 11.67% Sr Disc Note
                  4-1-2008 (Zero coupon through 4-1-2003,
                  thereafter 10.00%) (g).....................   B-               903,159        862,500
                                                                              -----------   -----------
                RECREATION-GAMBLING INDUSTRIES-8.32%
      750,000   Argosy Gaming Co., 10.75% Sr Sub Note
                  6-1-2009...................................   B                750,000        781,875
      375,000   Isle of Capri Casinos, Inc., 8.75%
                  4-15-2009..................................   B                347,123        331,875
      250,000   Mandalay Resort Group, 10.25% Sr Sub Note
                  8-1-2007...................................   BB-              250,000        246,875
      750,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                  7-15-2013..................................   BB-              649,604        592,500
    1,000,000   Park Place Entertainment Corp., 9.375% Sr Sub
                  Note 2-15-2007.............................   BB+              985,957      1,030,000
      750,000   Station Casinos, Inc., 8.875% Sr Sub Note
                  12-1-2008..................................   B+               706,216        735,000
      750,000   Station Casinos, Inc., 9.875% Sr Sub Note
                  7-1-2010...................................   B+               747,136        769,688
                                                                              -----------   -----------
                                                                               4,436,036      4,487,813
                                                                              -----------   -----------
                RETAIL-ELECTRONIC SHOPPING AND MAIL-ORDER
                HOUSES-0.89%
      500,000   Shop at Home, Inc., 11.00% Sr Secured Note
                  4-1-2005...................................   CCC+             500,000        480,625
                                                                              -----------   -----------
                TRANSPORTATION-RAIL-0.48%
      250,000   Kansas City Southern RY, 9.50% Sr Note
                  10-1-2008 (e)..............................   BB-              250,000        256,250
                                                                              -----------   -----------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-1.92%
    1,000,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB               954,421      1,035,000
                                                                              -----------   -----------
                UTILITIES-WATER, SEWAGE AND OTHER
                SYSTEMS-1.82%
    1,000,000   Azurix Corp., 10.75% Sr Note Ser B
                  2-15-2010..................................   BB               928,394        980,000
                                                                              -----------   -----------
                WOOD PRODUCT MANUFACTURING-ENGINEERED
                WOOD-0.90%
      500,000   Doman Industries, 12.00% Note 7-1-2004.......   B+               490,993        485,000
                                                                              -----------   -----------
                TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE...                 $56,789,626   $49,071,416
                                                                              ===========   ===========

COMMON STOCKS AND WARRANTS-0.76%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   ------                                                  ------------   -----------
           APPAREL MANUFACTURING-CUT AND SEW
           APPAREL-0.02%
    250    Hosiery Corp. of America, Inc. Class A (a)
             (e)........................................   $     4,230    $    10,000
                                                           -----------    -----------
           ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
           DATABASE PUBLISHERS-0.00%
   2,217   Marvel Enterprises, Inc.
             Class A (Warrants) (a).....................       149,757             22
   3,755   Marvel Enterprises, Inc.
             Class C (Warrants) (a).....................       507,311             38
                                                           -----------    -----------
                                                               657,068             60
                                                           -----------    -----------
           INFORMATION-OTHER TELECOMMUNICATIONS-0.23%
    250    @Track Communications, Inc. (Warrants) (a)
             (e)........................................         2,500            281
   2,560   Powertel, Inc. (Warrants) (a) (e)............        18,824        122,598
                                                           -----------    -----------
                                                                21,324        122,879
                                                           -----------    -----------
           INFORMATION-WIRELESS TELECOMMUNICATIONS
           CARRIERS-0.21%
   3,300   Clearnet Communications,
             Inc. (Warrants) (a) (e)....................        42,075        109,260
    250    Leap Wireless (Warrants) (a) (e).............            72          1,000
                                                           -----------    -----------
                                                                42,147        110,260
                                                           -----------    -----------
           PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
           AND RELATED-0.30%
   1,250   Splitrock Service (Warrants) (a) (e).........        15,398        163,594
                                                           -----------    -----------
           TOTAL COMMON STOCKS AND WARRANTS.............       740,167        406,793
                                                           -----------    -----------
           TOTAL LONG-TERM INVESTMENTS..................   $57,529,793    $49,478,209
                                                           ===========    ===========

SHORT-TERM INVESTMENTS-5.85%
--------------------------------------------------------------------------------

    Principal                                                      Market
      Amount                                                      Value (c)
   ------------                                                  -----------
                 FINANCE-CONSUMER LENDING-4.15%
   $ 2,240,000   Associates Corp. Master Variable Rate Note,
                   Current rate -- 6.48%......................   $ 2,240,000
                                                                 -----------
                 FINANCE-DEPOSITORY CREDIT BANKING-1.70%
       916,118   U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 6.43%........       916,118
                                                                 -----------
                 TOTAL SHORT-TERM INVESTMENTS.................     3,156,118
                                                                 -----------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $60,685,911) (b)...........................   $52,634,327
                                                                 ===========

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $60,710,286 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  1,191,101
Unrealized depreciation.....................................    (9,267,060)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $ (8,075,959)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.90% of total net assets as of December 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par  Security                                  Cost Basis
---------------  ----------  --------                                  ----------
1998                   250   @Track Communications, Inc. (Warrants) -
                               144A                                    $    2,500
2000               750,000   Asia Global Crossing due 2010-144A           735,088
1996-1998        3,033,461   Australis Media Ltd. due 2003              2,277,149
2000               500,000   Callahan Nordahein-Westfalen due
                               2010-144A                                  500,000
1996                 3,300   Clearnet Communcations, Inc. (Warrants)
                               - 144A                                      42,075
2000             1,000,000   EchoStar Broadband Corp. due 2007-144A     1,000,000
2000               500,000   eKabel Hessen GMBH due 2010 - 144A           493,566
2000               500,000   Hercules, Inc. due 2007-144A                 505,922
1994                   250   Hosiery Corp. of America, Inc. Class A -
                               144A                                         4,230
2000               250,000   Kansas City Southern RY due 2008-144A        250,000
2000                   250   Leap Wireless (Warrants) - 144A                   72
2000               750,000   Nuevo Energy Co. due 2010-144A               750,000
1997                 2,560   Powertel, Inc. (Warrants) - 144A              18,824
1998                 1,250   Splitrock Service (Warrants) - 144A           15,398

        The aggregate value of these securities at December 31, 2000, was $4,414,263, which represents 8.19% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2000, was $2,885,053, which represents 5.35% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-64.87%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               AEROSPACE PRODUCT AND PARTS
               MANUFACTURING-1.09%
       60,200  General Dynamics Corp........................   $  3,906,434   $  4,695,600
       32,400  United Technologies Corp.....................      2,269,458      2,547,450
                                                               ------------   ------------
                                                                  6,175,892      7,243,050
                                                               ------------   ------------
               BEVERAGE MANUFACTURING-1.16%
      112,300  Panamerican Beverages, Inc. Class A..........      1,990,211      1,593,256
      123,500  PepsiCo, Inc.................................      5,415,479      6,120,969
                                                               ------------   ------------
                                                                  7,405,690      7,714,225
                                                               ------------   ------------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-0.58%
      106,000  Dow Chemical Co..............................      3,385,368      3,882,250
                                                               ------------   ------------
               COMPUTER MANUFACTURING-COMPUTER AND
               PERIPHERAL EQUIPMENT-0.63%
       44,000  Hewlett-Packard Co...........................      2,466,010      1,388,750
       99,000  Palm, Inc. (a)...............................      4,982,595      2,802,937
                                                               ------------   ------------
                                                                  7,448,605      4,191,687
                                                               ------------   ------------
               COMPUTER MANUFACTURING-NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-0.83%
       59,000  Applied Biosystems Group-Applera Corp........      2,983,297      5,549,687
                                                               ------------   ------------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-2.17%
       30,300  JDS Uniphase Corp. (a).......................      2,851,324      1,263,131
       39,000  Texas Instruments, Inc.......................      2,225,077      1,847,625
      203,500  Tyco International Ltd.......................     10,866,703     11,294,250
                                                               ------------   ------------
                                                                 15,943,104     14,405,006
                                                               ------------   ------------
               COURIERS-0.32%
       36,000  United Parcel Service, Inc. Class B..........      2,177,316      2,117,250
                                                               ------------   ------------
               ELECTRICAL EQUIPMENT MANUFACTURING-0.94%
      130,500  General Electric Co..........................      6,741,382      6,255,844
                                                               ------------   ------------
               ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
               OTHER-0.37%
       30,000  CIENA Corp. (a)..............................      2,540,688      2,441,250
                                                               ------------   ------------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-0.80%
       59,000  Viacom, Inc. Class B (a).....................      2,587,342      2,758,250
       88,500  Walt Disney Co...............................      2,885,231      2,560,969
                                                               ------------   ------------
                                                                  5,472,573      5,319,219
                                                               ------------   ------------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-1.75%
       70,000  McGraw-Hill Companies, Inc...................      4,411,845      4,103,750
      152,000  Reader's Digest Association, Inc. Class A....      4,746,668      5,947,000
       31,000  Time Warner, Inc.............................      2,527,129      1,619,440
                                                               ------------   ------------
                                                                 11,685,642     11,670,190
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               FINANCE-DEPOSITORY CREDIT BANKING-3.53%
       69,000  Bank of New York Co., Inc....................   $  3,462,305   $  3,807,937
       76,800  Citigroup, Inc...............................      3,146,705      3,921,600
       59,400  Dime Bancorp, Inc............................      1,524,696      1,756,012
       93,500  Golden West Financial Corp...................      4,966,027      6,311,250
       32,500  J.P. Morgan & Co., Inc.......................      5,746,315      5,378,750
       41,000  Wells Fargo & Co.............................      2,175,300      2,283,187
                                                               ------------   ------------
                                                                 21,021,348     23,458,736
                                                               ------------   ------------
               FINANCE-INSURANCE CARRIERS-4.82%
      205,000  ACE Ltd......................................      4,646,071      8,699,687
       60,000  AFLAC, Inc...................................      4,158,297      4,331,250
       41,000  American General Corp........................      3,159,469      3,341,500
       85,500  American International Group, Inc............      5,126,163      8,427,094
       40,500  Hartford Financial Services Group, Inc.......      2,250,180      2,860,312
      125,500  MetLife, Inc.................................      2,248,937      4,392,500
                                                               ------------   ------------
                                                                 21,589,117     32,052,343
                                                               ------------   ------------
               FINANCE-NONDEPOSITORY CREDIT BANKING-0.89%
       57,300  American Express Co..........................      2,413,107      3,147,919
       32,000  Fannie Mae...................................      2,438,810      2,776,000
                                                               ------------   ------------
                                                                  4,851,917      5,923,919
                                                               ------------   ------------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-1.89%
       96,000  S & P 500 Depositary Receipt.................     12,485,318     12,594,000
                                                               ------------   ------------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-0.71%
       70,000  Lehman Brothers Holdings, Inc................      4,136,460      4,733,750
                                                               ------------   ------------
               FOOD MANUFACTURING-GRAIN AND OILSEED
               MILLING-0.78%
      116,500  General Mills, Inc...........................      4,865,971      5,191,531
                                                               ------------   ------------
               HEALTH CARE-ELECTROMEDICAL
               MANUFACTURING-1.01%
      111,000  Medtronic, Inc...............................      4,574,853      6,701,625
                                                               ------------   ------------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-2.84%
      276,000  HCA-The Healthcare Co........................      7,443,824     12,146,760
      152,200  Tenet Healthcare Corp. (a)...................      5,608,486      6,763,387
                                                               ------------   ------------
                                                                 13,052,310     18,910,147
                                                               ------------   ------------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-2.50%
       82,400  Baxter International, Inc. (with rights).....      6,380,484      7,276,950
       62,500  Becton, Dickinson and Co.....................      2,121,975      2,164,062
       68,600  Johnson & Johnson............................      6,929,999      7,207,287
                                                               ------------   ------------
                                                                 15,432,458     16,648,299
                                                               ------------   ------------
               HEALTH CARE-OUTPATIENT CARE CENTERS-0.55%
      225,000  HEALTHSOUTH Corp. (a)........................      3,087,751      3,670,313
                                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-7.57%
       60,000  Abbott Laboratories..........................   $  2,700,983   $  2,906,250
       99,700  ALZA Corp. (a)...............................      2,887,245      4,237,250
      110,000  American Home Products Corp..................      5,960,405      6,990,500
       33,700  Amgen, Inc. (with rights) (a)................      1,820,871      2,154,694
      196,000  Biovail Corp. (a)............................      5,124,239      7,612,640
       58,500  Bristol-Myers Squibb Co......................      4,216,780      4,325,344
       16,200  Forest Laboratories, Inc. (a)................      2,214,169      2,152,575
       35,000  ICN Pharmaceuticals, Inc.....................      1,353,431      1,074,063
       31,500  Merck & Co., Inc.............................      2,894,565      2,949,188
      164,000  Pfizer, Inc. (with rights)...................      5,993,618      7,544,000
      138,000  Pharmacia Corp. (with rights)................      7,733,893      8,418,000
                                                               ------------   ------------
                                                                 42,900,199     50,364,504
                                                               ------------   ------------
               HEALTH CARE-SCIENTIFIC RESEARCH AND
               DEVELOPMENT SERVICES-1.54%
       51,600  Genentech, Inc. (a)..........................      2,481,119      4,205,400
       22,400  IDEC Pharmaceuticals Corp. (a)...............      4,269,939      4,246,200
       29,000  Millennium Pharmaceuticals, Inc. (a)               2,308,681      1,794,375
                                                               ------------   ------------
                                                                  9,059,739     10,245,975
                                                               ------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-0.23%
       12,300  Juniper Networks, Inc. (a)...................      2,749,398      1,550,569
                                                               ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.90%
          250  @Track Communications, Inc. (Warrants) (a)
                 (e)........................................          4,547            281
      218,700  AT&T Wireless Group (a)......................      4,289,757      3,786,244
       46,000  SBC Communications, Inc......................      2,593,910      2,196,500
                                                               ------------   ------------
                                                                  6,888,214      5,983,025
                                                               ------------   ------------
               INFORMATION-SOFTWARE PUBLISHERS-0.28%
       42,700  Microsoft Corp. (a)..........................      4,035,062      1,857,450
                                                               ------------   ------------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-1.23%
      104,000  Emerson Electric Co..........................      7,636,832      8,196,500
                                                               ------------   ------------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-1.19%
       65,000  Colgate-Palmolive Co.........................      2,924,887      4,195,750
       47,700  Procter & Gamble Co..........................      3,743,825      3,741,469
                                                               ------------   ------------
                                                                  6,668,712      7,937,219
                                                               ------------   ------------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-0.76%
       29,000  Kimberly-Clark Corp..........................      1,953,089      2,050,010
       25,000  Minnesota Mining and Manufacturing Co........      2,471,903      3,012,500
                                                               ------------   ------------
                                                                  4,424,992      5,062,510
                                                               ------------   ------------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-1.46%
       79,000  Baker Hughes, Inc............................      3,252,296      3,283,438
       80,000  Schlumberger Ltd.............................      5,741,977      6,395,000
                                                               ------------   ------------
                                                                  8,994,273      9,678,438
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-2.30%
      121,000  Enron Corp...................................   $  3,969,316   $ 10,058,125
      100,000  Kinder Morgan, Inc...........................      4,500,006      5,218,750
                                                               ------------   ------------
                                                                  8,469,322     15,276,875
                                                               ------------   ------------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.28%
       33,000  Anadarko Petroleum Corp......................      2,229,893      2,345,640
       52,000  EOG Resources, Inc...........................      1,477,226      2,843,750
      192,000  Ocean Energy, Inc............................      2,909,494      3,336,000
                                                               ------------   ------------
                                                                  6,616,613      8,525,390
                                                               ------------   ------------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-3.62%
       70,000  BP Amoco plc ADR.............................      3,531,965      3,351,250
       95,000  Coastal Corp.................................      5,437,573      8,389,688
       90,000  Exxon Mobil Corp.............................      7,317,653      7,824,375
       80,000  Phillips Petroleum Co........................      5,129,247      4,550,000
                                                               ------------   ------------
                                                                 21,416,438     24,115,313
                                                               ------------   ------------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-1.51%
      179,000  Dynegy, Inc. Class A.........................      2,970,039     10,035,188
                                                               ------------   ------------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-2.22%
       92,000  Automatic Data Processing, Inc...............      4,946,697      5,824,750
       82,000  Cadence Design Systems, Inc. (a).............      2,224,840      2,255,000
       19,300  Check Point Software Technologies
                 Ltd. (a)...................................      3,050,792      2,577,756
       70,700  Electronic Data Systems Corp.................      4,227,747      4,082,925
                                                               ------------   ------------
                                                                 14,450,076     14,740,431
                                                               ------------   ------------
               PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
               QUALITY PROGRAMS-0.62%
      148,000  Waste Management, Inc........................      3,687,590      4,107,000
                                                               ------------   ------------
               RETAIL-DEPARTMENT STORES-0.36%
       75,000  Target Corp..................................      2,074,703      2,418,750
                                                               ------------   ------------
               RETAIL-GROCERY STORES-0.65%
       69,000  Safeway, Inc. (a)............................      2,767,795      4,312,500
                                                               ------------   ------------
               RETAIL-HOME FURNISHINGS STORES-0.26%
       78,000  Bed Bath & Beyond, Inc. (a)..................      2,010,987      1,745,250
                                                               ------------   ------------
               RETAIL-OTHER GENERAL MERCHANDISE STORES-0.48%
       60,000  Wal-Mart Stores, Inc.........................      2,217,282      3,187,500
                                                               ------------   ------------
               TOBACCO MANUFACTURING-1.16%
      175,500  Philip Morris Companies, Inc.................      5,072,648      7,722,000
                                                               ------------   ------------
               TRANSPORTATION EQUIPMENT MANUFACTURING-SHIP
               AND BOAT BUILDING-0.42%
       53,500  Newport News Shipbuilding (a)...............       2,619,716      2,782,000
                                                               ------------   ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-3.94%
      158,000  AES Corp. (a)................................   $  3,719,865   $  8,749,250
       80,000  Calpine Corp. (a)............................      2,780,000      3,605,000
       57,400  Duke Energy Corp.............................      4,073,360      4,893,350
       68,500  NiSource, Inc................................      1,999,949      2,106,375
       93,000  Reliant Energy, Inc..........................      4,144,375      4,028,063
       85,800  Southern Co..................................      2,800,226      2,852,850
                                                               ------------   ------------
                                                                 19,517,775     26,234,888
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               WASTE MANAGEMENT, ADMINISTRATIVE-SERVICES TO
               BUILDINGS AND DWELLINGS-0.30%
       46,000  Ecolab, Inc..................................   $  1,930,238   $  1,986,625
                                                               ------------   ------------
               WHOLESALERS-GROCERY AND RELATED
               PRODUCTS-0.43%
       96,000  SYSCO Corp...................................      2,246,016      2,880,000
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $368,481,719   $431,620,221
                                                               ============   ============

ASSET BACKED SECURITIES-2.31%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
     Amount                                                    (Unaudited)      Cost (b)        Value (c)
   ----------                                                  -----------   ---------------   ------------
               FINANCE-ACTIVITIES RELATED TO CREDIT
               BANKING-0.54%
   $3,400,000  Citibank Credit Card Issuance Trust, 7.05%
                 Ser 2000-B1 9-15-2005......................   A             $     3,394,353   $  3,557,665
                                                                             ---------------   ------------
               FINANCE-CAPTIVE AUTO-0.00%
      12,252   Fifth Third Auto Grantor Trust, 6.70% Ser
                 1996-B Class B 3-15-2002...................   A                      12,250         12,254
                                                                             ---------------   ------------
               FINANCE-CAPTIVE RETAIL-1.10%
   4,000,000   Citibank Credit Card Master Trust I, 6.90%
                 Ser 1999-7 Class B 11-15-2006..............   A                   3,943,502      4,084,504
   3,000,000   Standard Credit Card Master Trust, 8.45% Ser
                 1995-1 Class B 1-7-2007....................   A                   3,157,154      3,214,452
                                                                             ---------------   ------------
                                                                                   7,100,656      7,298,956
                                                                             ---------------   ------------
               FINANCE-COMMERCIAL BANKING-0.34%
     860,000   J.P. Morgan Commercial Mortgage Finance
                 Corp., 7.47% Variable Rate Ser 1997-C4
                 Class B 12-26-2028.........................   AA                    866,223        899,010
     274,261   Merrill Lynch Mortgage Investors, Inc., 6.86%
                 Variable Rate Ser 1995-C2 Class A1
                 6-15-2021..................................   Aaa*                  277,820        276,259
   1,000,000   Mortgage Capital Funding, Inc., 7.90% Ser
                 1996-MC1 Class B 2-15-2006.................   AA+                 1,006,438      1,068,082
                                                                             ---------------   ------------
                                                                                   2,150,481      2,243,351
                                                                             ---------------   ------------
               FINANCE-HOME IMPROVEMENT-0.08%
     500,000   Money Store Home Improvement Trust, 7.41% Ser
                 1997-1 Class M1 5-15-2017..................   AA                    501,852        510,820
                                                                             ---------------   ------------
               FINANCE-MULTI-FAMILY LOANS-0.22%
   1,500,000   DLJ Mortgage Acceptance Corp., 8.80%
                 Multifamily Mtg Pass Thru Certificate Ser
                 1993-12 Class B1 9-18-2003.................   BBB**               1,473,750      1,494,560
                                                                             ---------------   ------------
               FINANCE-WHOLE LOAN RESIDENTIAL-0.03%
     226,193   Blackrock Capital Finance L.P., 7.75% Ser
                 1997-R1 Class A1 3-25-2037 (e).............   Aaa*                  228,241        226,653
                                                                             ---------------   ------------
               TOTAL ASSET BACKED SECURITIES................                 $    14,861,583   $ 15,344,259
                                                                             ===============   ============

CORPORATE BONDS-INVESTMENT GRADE-12.66%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                           Market
     Amount                                                     (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -----------   ---------------   ------------
                ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.19%
   $1,250,000   Park Place Entertainment, 8.50% Sr Note
                  11-15-2006.................................   BBB-          $     1,239,258   $  1,290,985
                                                                              ---------------   ------------
                BEVERAGE MANUFACTURING -0.45%
      750,000   Anheuser-Busch, 7.55% Deb 10-1-2030..........   A+                    749,925        819,850
      750,000   Coca-Cola Bottling Co., 6.375% Deb
                  5-1-2009...................................   BBB                   744,739        688,358

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                           Market
     Amount                                                     (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -----------   ---------------   ------------
   $1,500,000   Pepsi Bottling Group, Inc., 7.00% Sr Note
                  3-1-2029...................................   A-            $     1,489,997   $  1,488,955
                                                                              ---------------   ------------
                                                                                    2,984,661      2,997,163
                                                                              ---------------   ------------
                CHEMICAL MANUFACTURING-BASIC CHEMICAL
                MANUFACTURING-0.10%
      750,000   Equistar Chemicals, L.P., 8.75% Sr Note
                  2-15-2009..................................   BBB-                  782,956        648,492
                                                                              ---------------   ------------
                COMPUTER MANUFACTURING-COMMUNICATIONS
                EQUIPMENT-0.13%
    1,250,000   Lucent Technologies, Inc., 6.45% Deb
                  3-15-2029..................................   BBB+                1,243,404        850,555
                                                                              ---------------   ------------
                COMPUTER MANUFACTURING-NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-0.41%
    1,500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-                1,507,823      1,586,926
    1,195,000   Raytheon Co., 7.20% Deb 8-15-2027............   BBB-                1,054,562      1,154,821
                                                                              ---------------   ------------
                                                                                    2,562,385      2,741,747
                                                                              ---------------   ------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-0.14%
    1,000,000   Tyco International Group S.A., 6.875% Yankee
                  Bond 1-15-2029.............................   A-                  1,008,805        938,320
                                                                              ---------------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-0.27%
      750,000   Comcast Cable Communications, 8.875% Note
                  5-1-2017...................................   BBB                   819,530        828,224
    1,000,000   COX Communications, Inc., 6.40% Note
                  8-1-2008...................................   BBB                 1,020,932        954,849
                                                                              ---------------   ------------
                                                                                    1,840,462      1,783,073
                                                                              ---------------   ------------
                ENTERTAINMENT-MOTION PICTURE AND VIDEO
                INDUSTRIES-0.35%
      750,000   Clear Channel Communications, Inc., 7.65%
                  Note 9-15-2010.............................   BBB-                  747,510        766,347
    1,500,000   Viacom, Inc., 7.625% Sr Deb 1-15-2016........   BBB+                1,622,135      1,556,905
                                                                              ---------------   ------------
                                                                                    2,369,645      2,323,252
                                                                              ---------------   ------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.10%
      750,000   Liberty Media Group, Inc., 8.25% Deb
                  2-1-2030...................................   BBB-                  744,037        684,256
                                                                              ---------------   ------------
                FINANCE-CAPTIVE AUTO-0.63%
    1,000,000   DaimlerChrysler N.A. Holding Corp., 7.40%
                  Note 1-20-2005.............................   A                     999,381      1,004,280
    1,500,000   Ford Motor Co., 6.375% Deb 2-1-2029..........   A                   1,453,069      1,227,336
    1,250,000   General Motors Acceptance Corp., 6.15% Bond
                  4-5-2007...................................   A                   1,246,536      1,187,742
      750,000   Toyota Motor Credit Corp., 5.625% Global Note
                  11-13-2003.................................   AAA                   749,258        741,735
                                                                              ---------------   ------------
                                                                                    4,448,244      4,161,093
                                                                              ---------------   ------------
                FINANCE-COMMERCIAL BANKING-1.12%
    1,000,000   BankAmerica Corp., 6.20% Sub Note
                  2-15-2006..................................   A                     957,152        983,598
      750,000   Citicorp Capital I, 7.933% 2-15-2027.........   A                     701,711        712,831
      750,000   KeyCorp Capital II, 6.875% Bond 3-17-2029....   BBB                   742,173        581,205
    1,500,000   Mellon Financial Co., 6.375% Sub Note
                  2-15-2010..................................   A                   1,505,498      1,452,870
      750,000   National City Corp., 6.875% Sub Note
                  5-15-2019..................................   A-                    748,735        682,273
    1,500,000   NBD Bancorp, 7.125% Sub Note 5-15-2007.......   A-                  1,485,555      1,534,339
    1,500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                  2-15-2004..................................   Baa1*               1,496,480      1,509,346
                                                                              ---------------   ------------
                                                                                    7,637,304      7,456,462
                                                                              ---------------   ------------
                FINANCE-CONSUMER LENDING-0.53%
    1,000,000   Aristar, Inc., 7.25% Sr Note 6-15-2006.......   A-                    996,796      1,021,498
    1,500,000   CIT Group, Inc., 7.375% Note 3-15-2003.......   A+                  1,498,800      1,516,999
    1,000,000   Household Finance Corp., 6.00% Note
                  5-1-2004...................................   A                     999,846        981,504
                                                                              ---------------   ------------
                                                                                    3,495,442      3,520,001
                                                                              ---------------   ------------
                FINANCE-CREDIT CARD ISSUING-0.23%
    1,500,000   Providian National Bank, 6.75% Sr Note
                  3-15-2002..................................   BBB-                1,499,581      1,498,024
                                                                              ---------------   ------------
                FINANCE-DEPOSITORY CREDIT BANKING-0.13%
    1,000,000   Republic NY Capital I, 7.75% Deb
                  11-15-2026.................................   A-                    883,704        894,956
                                                                              ---------------   ------------
                FINANCE-INSURANCE CARRIERS-0.41%
      500,000   American General Corp., 6.625% Sr Note
                  2-15-2029..................................   AA-                   477,017        443,505
    1,250,000   Prudential Insurance Co., 6.375% Sr Note
                  7-23-2006 (e)..............................   A+                  1,245,882      1,231,184

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                           Market
     Amount                                                     (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -----------   ---------------   ------------
   $1,000,000   ReliaStar Financial Corp., 8.00% Note
                  10-30-2006.................................   A+            $       996,885   $  1,061,801
                                                                              ---------------   ------------
                                                                                    2,719,784      2,736,490
                                                                              ---------------   ------------
                FINANCE-INTERNATIONAL TRADE FINANCING-0.27%
    1,250,000   BSCH Issuance Ltd., 7.625% Yankee Note
                  11-3-2009..................................   A                   1,219,079      1,273,125
      500,000   UBS Preferred Funding Trust I, 8.622%
                  Variable Rate Bond 10-1-2010...............   AA-                   500,000        524,767
                                                                              ---------------   ------------
                                                                                    1,719,079      1,797,892
                                                                              ---------------   ------------
                FINANCE-SALES FINANCING-0.15%
    1,000,000   Textron Financial Corp., 7.125% Note
                  12-9-2004..................................   A-                    995,887      1,011,981
                                                                              ---------------   ------------
                FINANCE-SECURITIES AND COMMODITY CONTRACTS
                AND BROKERAGE-0.81%
    1,500,000   Bear Stearns Capital Trust, 7.00% Variable
                  Rate Note 1-15-2027........................   BBB                 1,499,169      1,505,614
    1,000,000   Goldman Sachs Group, Inc., 6.65% Note
                  5-15-2009..................................   A+                    998,233        976,745
    1,000,000   Lehman Brothers Holdings, 7.875% Note
                  11-1-2009..................................   A                   1,020,384      1,036,703
    1,750,000   Morgan Stanley Dean Witter & Co., 7.75% Note
                  6-15-2005..................................   AA-                 1,766,428      1,838,897
                                                                              ---------------   ------------
                                                                                    5,284,214      5,357,959
                                                                              ---------------   ------------
                FOREIGN GOVERNMENTS-0.88%
    1,000,000   British Columbia (Province of), 6.50% Yankee
                  Bond 1-15-2026.............................   AA-                 1,022,864        954,552
    1,000,000   Korea (Republic of), 8.875% Global Bond
                  4-15-2008..................................   BBB                 1,046,914      1,077,500
    1,500,000   Ontario (Province of), 5.50% Sr Global Bond
                  10-1-2008..................................   AA-                 1,492,717      1,448,457
      750,000   Poland (Republic of), 7.125% Yankee Note
                  7-1-2004...................................   BBB+                  747,854        761,250
    1,500,000   Quebec (Province of), 7.50% Deb 9-15-2029....   A+                  1,497,012      1,614,950
                                                                              ---------------   ------------
                                                                                    5,807,361      5,856,709
                                                                              ---------------   ------------
                FOREIGN GOVERNMENTS-AGENCIES-0.07%
      500,000   Korea Development Bank, 7.125% Global Note
                  4-22-2004..................................   BBB                   497,444        496,250
                                                                              ---------------   ------------
                FOREIGN GOVERNMENTS-SUPRA-NATIONAL-0.56%
      500,000   Corp Andina de Fomento, 7.10% Yankee Bond
                  2-1-2003...................................   A                     499,884        502,199
    1,500,000   Inter-American Development Bank, 7.375% Bond
                  1-15-2010..................................   AAA                 1,494,677      1,641,245
    1,500,000   International Bank for Reconstruction &
                  Development, 7.00% Global Bond 1-27-2005...   AAA                 1,493,627      1,568,066
                                                                              ---------------   ------------
                                                                                    3,488,188      3,711,510
                                                                              ---------------   ------------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-0.14%
    1,000,000   Time Warner, Inc., 6.875% Sr Deb 6-15-2018...   BBB                 1,012,484        942,544
                                                                              ---------------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.30%
      750,000   Telecomunicaciones de Puerto Rico, 6.65% Sub
                  Note 5-15-2006.............................   BBB                   749,776        731,468
    1,250,000   WorldCom, Inc., 6.125% Note 4-15-2002........   A-                  1,231,678      1,233,875
                                                                              ---------------   ------------
                                                                                    1,981,454      1,965,343
                                                                              ---------------   ------------
                INFORMATION-TELECOMMUNICATIONS CARRIERS-0.18%
    1,250,000   AirTouch Communications, 6.65% Note
                  5-1-2008...................................   A                   1,268,051      1,214,449
                                                                              ---------------   ------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-0.98%
    1,500,000   ALLTEL Corp., 6.80% Deb 5-1-2029.............   A                   1,490,841      1,282,220
    1,750,000   AT&T Corp., 6.00% Note 3-15-2009.............   A                   1,746,451      1,559,521
      500,000   GTE Corp., 7.51% Note 4-1-2009...............   A+                    496,846        517,650
      500,000   Sprint Capital Corp., 6.875% 11-15-2028......   BBB+                  408,195        399,974
    1,250,000   Telefonica Europe BV, 7.35% 9-15-2005........   A+                  1,249,536      1,260,405
    1,500,000   US West Communications, 7.20% Note
                  11-1-2004..................................   BBB+                1,499,380      1,514,186
                                                                              ---------------   ------------
                                                                                    6,891,249      6,533,956
                                                                              ---------------   ------------
                MANUFACTURING-MOTOR VEHICLE PARTS-0.18%
    1,250,000   TRW, Inc., 6.50% Sr Note 6-1-2002............   BBB                 1,243,285      1,225,079
                                                                              ---------------   ------------
                MANUFACTURING-SOAP, CLEANING COMPOUND,
                TOILET-0.12%
      750,000   Proctor & Gamble Co., 6.875% Global Bond
                  9-15-2009..................................   AA                    753,147        783,893
                                                                              ---------------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                           Market
     Amount                                                     (Unaudited)      Cost (b)        Value (c)
   -----------                                                  -----------   ---------------   ------------
                PETROLEUM AND COAL-MINING SUPPORT
                ACTIVITIES-0.09%
   $  750,000   Petroleum Geo-Services ASA, 7.125% Yankee Sr
                  Note 3-30-2028.............................   BBB           $       747,889   $    604,447
                                                                              ---------------   ------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.15%
    1,000,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-                    934,781        979,660
                                                                              ---------------   ------------
                PETROLEUM AND COAL-PRODUCTS
                MANUFACTURING-0.17%
    1,000,000   Texaco Capital, Inc., 8.625% Deb 6-30-2010...   A+                  1,096,790      1,152,644
                                                                              ---------------   ------------
                PIPELINE-TRANSPORTATION OF NATURAL GAS-0.52%
    1,000,000   CMS Panhandle Holding Co., 7.00% Sr Note
                  7-15-2029..................................   BBB-                  991,606        852,533
    1,300,000   PG&E Gas Transmission, 7.10% Sr Note
                  6-1-2005...................................   A-                  1,277,365      1,134,064
      750,000   Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...   BBB+                  739,140        749,471
      750,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                  Bond 1-21-2009.............................   A-                    754,592        734,558
                                                                              ---------------   ------------
                                                                                    3,762,703      3,470,626
                                                                              ---------------   ------------
                REAL ESTATE, RENTAL AND LEASING-INDUSTRIAL
                MACHINERY AND EQUIPMENT-0.18%
    1,500,000   Comdisco, Inc., 9.50% Note 8-15-2003.........   BBB                 1,497,043      1,170,000
                                                                              ---------------   ------------
                RETAIL-DEPARTMENT STORES-0.10%
      750,000   Federated Department Stores, 6.30% Note
                  4-1-2009...................................   BBB+                  748,231        681,539
                                                                              ---------------   ------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-0.27%
    1,750,000   Wal-Mart Stores, Inc., 6.875% Note
                  8-1-2002...................................   AA                  1,749,410      1,773,616
                                                                              ---------------   ------------
                TRANSPORTATION-RAIL-0.23%
    1,500,000   CSX Corp., 7.90% Deb 5-1-2017................   BBB                 1,477,008      1,520,130
                                                                              ---------------   ------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-1.02%
    1,000,000   Alabama Power Co., 7.125% Sr Note
                  10-1-2007..................................   A                     996,883      1,019,400
    1,500,000   Detroit Edison Co., 7.50% Note 2-1-2005......   A-                  1,497,987      1,548,441
    1,000,000   Duke Energy Corp., 6.00% Sr Note 12-1-2028...   A+                    976,729        834,650
    1,500,000   Madison Gas & Electric Co., 6.02% Sr Note
                  9-15-2008..................................   AA-                 1,500,000      1,423,163
      567,073   Niagara Mohawk Power Co., 7.625% Sr Note
                  10-1-2005..................................   BBB-                  556,609        585,978
    1,500,000   TXU Electric Capital V, 8.175% Deb
                  1-30-2037..................................   BBB-                1,500,000      1,379,486
                                                                              ---------------   ------------
                                                                                    7,028,208      6,791,118
                                                                              ---------------   ------------
                WHOLESALERS-GROCERY AND RELATED
                PRODUCTS-0.10%
      750,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-                   753,668        687,079
                                                                              ---------------   ------------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $    86,197,246   $ 84,253,293
                                                                              ===============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE-7.35%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
     Amount                                                    (Unaudited)      Cost (b)        Value (c)
   ----------                                                  -----------   ---------------   ------------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-0.15%
   $ 250,000   Hercules, Inc., 11.125% 11-15-2007 (e).......   BB-           $       250,000   $    250,000
     750,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                 Ser B 5-1-2007.............................   BB                    750,000        727,500
                                                                             ---------------   ------------
                                                                                   1,000,000        977,500
                                                                             ---------------   ------------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-0.07%
     500,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                 Note 10-1-2007.............................   B                     507,155        470,000
                                                                             ---------------   ------------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-0.61%
   2,000,000   Adelphia Communications Corp., 10.875% Sr
                 Note 10-1-2010.............................   B+                  1,830,654      1,930,000
   1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................   BB-                 1,013,756      1,085,000
   1,250,000   eKabel Hessen GMBH, 14.50% Sr Note 9-1-2010
                 (e)........................................   B-                  1,233,914      1,056,250
                                                                             ---------------   ------------
                                                                                   4,078,324      4,071,250
                                                                             ---------------   ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
     Amount                                                    (Unaudited)      Cost (b)        Value (c)
   ----------                                                  -----------   ---------------   ------------
               ENTERTAINMENT-RADIO AND TELEVISION
               BROADCASTING-0.29%
   $ 500,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                 1-15-2009..................................   B             $       466,717   $    437,500
   1,008,177   Australis Media Ltd., 15.75% Sr Disc Note
                 5-15-2003 (with warrants) (a) (e)..........   D                     802,731             10
   1,250,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                 Note 9-30-2005.............................   B                   1,230,608      1,212,500
     250,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                 11-15-2004.................................   B                     251,857        251,875
                                                                             ---------------   ------------
                                                                                   2,751,913      1,901,885
                                                                             ---------------   ------------
               FINANCE-INSURANCE CARRIERS-0.03%
     275,000   Conseco, Inc., 8.75% Note 2-9-2004...........   BB-                   274,881        200,750
                                                                             ---------------   ------------
               FINANCE-OTHER FINANCIAL INVESTMENT
               ACTIVITIES-0.07%
     500,000   Sovereign Bancorp, 10.50% Sr Note
                 11-15-2006.................................   BB+                   476,406        492,500
                                                                             ---------------   ------------
               FOOD SERVICE-LIMITED-SERVICE EATING
               PLACES-0.15%
   1,000,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-                   988,088      1,001,250
                                                                             ---------------   ------------
               FOREIGN GOVERNMENTS-0.12%
     800,000   Brazil (Republic of), 11.625% Global Bond
                 4-15-2004..................................   B+                    794,612        831,600
                                                                             ---------------   ------------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-0.28%
     750,000   HCA-The Healthcare Co., 8.75% Note
                 9-1-2010...................................   BB+                   746,556        791,971
     500,000   HealthSouth Corp., 10.75% Sr Sub Note
                 10-1-2008 (f)..............................   BB+                   496,762        525,035
     500,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                 Note Ser B 5-15-2009.......................   B-                    520,889        528,125
                                                                             ---------------   ------------
                                                                                   1,764,207      1,845,131
                                                                             ---------------   ------------
               HEALTH CARE-MEDICAL AND DIAGNOSTIC
               LABORATORIES-0.14%
     850,000   Unilab Finance Corp., 12.75% Sr Sub Note
                 10-1-2009..................................   B-                    840,466        922,250
                                                                             ---------------   ------------
               INFORMATION-CABLE AND OTHER PROGRAM
               DISTRIBUTION-0.83%
     250,000   Cablevision S.A., 13.75% Note 4-30-2007......   BB                    247,361        186,250
   2,000,000   Charter Communications Holding LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004, thereafter 9.92%) (g)............   B+                  1,477,456      1,160,000
   1,750,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                 2-15-2011..................................   B+                  1,727,840      1,474,375
   2,500,000   NTL Communications Corp., 13.39% Sr Note Ser
                 B 10-1-2008 (Zero coupon through 10-1-2003,
                 thereafter 12.375%) (g)....................   B                   1,702,531      1,350,000
   1,750,000   United International Holdings, Inc., 11.95%
                 Sr Disc Note Ser B 2-15-2008 (Zero coupon
                 through 2-15-2003, thereafter 10.75%)
                 (g)........................................   B-                  1,326,486        717,500
   2,250,000   United Pan-Europe Communications N.V., 19.44%
                 Sr Disc Note 2-1-2010 (Zero coupon through
                 2-1-2005, thereafter 13.75%) (g)...........   B                     872,398        641,250
                                                                             ---------------   ------------
                                                                                   7,354,072      5,529,375
                                                                             ---------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-0.34%
   2,000,000   Exodus Communications, Inc., 11.625% Sr Note
                 7-15-2010 (f)..............................   B                   1,980,768      1,780,000
     250,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-                    251,742         92,500
   1,500,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   CCC                 1,170,724        390,000
                                                                             ---------------   ------------
                                                                                   3,403,234      2,262,500
                                                                             ---------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.99%
   1,250,000   Asia Global Crossing, 13.375% Sr Note
                 10-15-2010 (e).............................   B+                  1,225,146      1,078,125
   1,250,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                 11-15-2009.................................   BB                  1,229,093      1,181,250
     750,000   Impsat Fiber Networks, Inc., 13.75% Sr Note
                 2-15-2005..................................   B                     750,000        495,000
   2,000,000   Level 3 Communications, Inc., 13.99% Sr Disc
                 Note 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (g).........   B                   1,089,569        930,000
     750,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note 12-15-2009............................   B+                    744,420        622,500
   1,250,000   Spectrasite Holdings, Inc., 10.75% Sr Note
                 Ser B 3-15-2010............................   B-                  1,088,189      1,159,375
   1,500,000   Williams Communications Group, Inc., 11.875%
                 Sr Note 8-1-2010...........................   B+                  1,177,734      1,155,000
                                                                             ---------------   ------------
                                                                                   7,304,151      6,621,250
                                                                             ---------------   ------------
               INFORMATION-TELECOMMUNICATIONS CARRIERS-0.90%
   1,250,000   Dobson Communications Corp., 10.875% Sr Note
                 7-1-2010 (f)...............................   B                   1,240,848      1,231,250
     750,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Note
                 12-1-2006..................................   B+                    778,871        740,625

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                           Market
     Amount                                                    (Unaudited)      Cost (b)        Value (c)
   ----------                                                  -----------   ---------------   ------------
   $1,000,000  Microcell Telecommunications, Inc., 12.34% Sr
                 Disc Note Ser B 6-1-2006 (Zero coupon
                 through 12-1-2001, thereafter 14.00%)
                 (g)........................................   B3*           $       972,106   $    955,000
     750,000   Nextel Communications, Inc., 11.65% Sr Disc
                 Note 9-15-2007 (Zero coupon through
                 9-15-2002, thereafter 10.65%) (g)..........   B                     602,345        592,500
   1,000,000   PTC International Finance II S.A., 11.25% Sr
                 Sub Note 12-1-2009.........................   B+                  1,026,732        950,000
   1,150,000   TeleCorp PCS, Inc., 11.41% Sr Sub Note
                 4-15-2009 (Zero coupon through 4-15-2004,
                 thereafter 11.625%) (g)....................   B3*                   807,472        786,312
     750,000   Vodafone Group plc, 7.875% 2-15-2030.........   A                     740,295        761,713
                                                                             ---------------   ------------
                                                                                   6,168,669      6,017,400
                                                                             ---------------   ------------
               INFORMATION-TELECOMMUNICATIONS
               SATELLITE-0.22%
   1,500,000   EchoStar Broadband Corp., 10.375% Sr Note
                 10-1-2007 (e)..............................   B                   1,500,000      1,473,750
                                                                             ---------------   ------------
               INFORMATION-WIRED TELECOMMUNICATIONS
               CARRIERS-0.89%
     750,000   Alaska Communications SY, 9.375% Sr Sub Note
                 5-15-2009..................................   B+                    750,000        628,125
   1,000,000   Allegiance Telecom, Inc., 12.875% Sr Note
                 5-15-2008..................................   B                     948,371        975,000
     750,000   Focal Communications Corp., 11.875% Sr Note
                 Ser B 1-15-2010............................   B-                    733,690        510,000
   1,250,000   Hyperion Telecommunications, 12.25% Sr Note
                 Ser B 9-1-2004.............................   BB-                 1,262,612        975,000
     750,000   Intermedia Communications, Inc., 15.52% Sr
                 Disc Note Ser B 7-15-2007 (Zero Coupon
                 through 7-15-2002, thereafter 11.25%)
                 (g)........................................   B                     513,442        487,500
     900,000   Intermedia Communications, Inc., 8.50% Sr
                 Note Ser B 1-15-2008.......................   B                     840,248        675,000
     750,000   Madison River Communications, 13.25% Sr Note
                 3-1-2010...................................   CCC+                  740,194        487,500
     750,000   Nextlink Communications, Inc., 10.50% Sr Note
                 12-1-2009..................................   B                     750,000        600,000
   1,250,000   Nextlink Communications, Inc., 12.76% Sr Disc
                 Note 12-1-2009 (Zero coupon through
                 12-1-2004, thereafter 12.125%) (g).........   B                     761,693        562,500
                                                                             ---------------   ------------
                                                                                   7,300,250      5,900,625
                                                                             ---------------   ------------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-0.06%
     500,000   Better Minerals & Aggregates, 13.00% Sr Sub
                 Note 9-15-2009.............................   B-                    500,000        377,500
                                                                             ---------------   ------------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-0.20%
     500,000   Pioneer Natural Resources Co., 9.625% Sr Note
                 4-1-2010...................................   BB+                   498,315        533,780
     750,000   Swift Energy Co., 10.25% Sr Sub Note
                 8-1-2009...................................   B                     757,281        770,625
                                                                             ---------------   ------------
                                                                                   1,255,596      1,304,405
                                                                             ---------------   ------------
               PRINTING AND RELATED SUPPORT ACTIVITIES-0.11%
   1,000,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser B
                 12-15-2008.................................   B+                    877,717        700,000
                                                                             ---------------   ------------
               RECREATION-AMUSEMENT PARKS AND ARCADES-0.10%
   1,000,000   Six Flags, Inc., 11.67% Sr Disc Note
                 4-1-2008 (Zero coupon through 4-1-2003,
                 thereafter 10.00%) (g).....................   B-                    722,527        690,000
                                                                             ---------------   ------------
               RECREATION-GAMBLING INDUSTRIES-0.48%
     375,000   Isle of Capri Casinos, Inc., 8.75%
                 4-15-2009..................................   B                     338,132        331,875
     500,000   Mandalay Resort Group, 10.25% Sr Sub Note
                 8-1-2007...................................   BB-                   497,512        493,750
     750,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                 7-15-2013..................................   BB-                   649,604        592,500
   1,250,000   Park Place Entertainment Corp., 9.375% Sr Sub
                 Note 2-15-2007.............................   BB+                 1,270,878      1,287,500
     250,000   Station Casinos, Inc., 8.875% Sr Sub Note
                 12-1-2008..................................   B+                    235,405        245,000
     250,000   Station Casinos, Inc., 9.875% Sr Sub Note
                 7-1-2010...................................   B+                    249,045        256,563
                                                                             ---------------   ------------
                                                                                   3,240,576      3,207,188
                                                                             ---------------   ------------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-0.17%
   1,100,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB                  1,105,308      1,138,500
                                                                             ---------------   ------------
               UTILITIES-WATER, SEWAGE AND OTHER
               SYSTEMS-0.15%
   1,000,000   Azurix Corp., 10.75% Sr Note Ser B
                 2-15-2010..................................   BB                    920,210        980,000
                                                                             ---------------   ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $    55,128,362   $ 48,916,609
                                                                             ===============   ============

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

U.S. GOVERNMENT SECURITIES-11.63%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-1.65%
                MORTGAGE BACKED SECURITIES:
   $3,985,383   7.00% 2030...................................   $  3,855,699   $  3,992,481
                                                                ------------   ------------
                NOTES:
    6,750,000   6.625% 2009..................................      6,645,866      7,016,794
                                                                ------------   ------------
                TOTAL FEDERAL HOME LOAN MORTGAGE
                  CORPORATION................................     10,501,565     11,009,275
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-6.84%
                MORTGAGE BACKED SECURITIES:
    6,626,700   6.00% 2013-2014..............................      6,422,135      6,539,241
      717,766   6.30% 2008...................................        718,511        724,186
   17,612,424   6.50% 2015-2030..............................     17,108,142     17,449,917
      858,838   7.00% 2011...................................        845,039        867,579
    1,021,007   7.50% 2022-2027..............................      1,053,736      1,035,451
      402,785   8.00% 2025...................................        408,889        412,045
       16,463   9.00% 2021...................................         16,426         16,986
                                                                ------------   ------------
                                                                  26,572,878     27,045,405
                                                                ------------   ------------
                NOTES:
    8,000,000   6.625% 2009..................................      7,954,072      8,316,200
    1,500,000   7.125% 2030..................................      1,560,478      1,674,286
    7,500,000   7.25% 2010-2030..............................      7,810,717      8,441,025
                                                                ------------   ------------
                                                                  17,325,267     18,431,511
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     43,898,145     45,476,916
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION-0.66%
                MORTGAGE BACKED SECURITIES:
    1,469,762   7.00% 2028...................................      1,440,826      1,475,994
    1,597,018   7.50% 2023...................................      1,521,659      1,623,252
    1,178,193   9.00% 2022-2023..............................      1,216,484      1,222,264
       78,350   9.50% 2020...................................         78,154         81,599
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................      4,257,123      4,403,109
                                                                ------------   ------------
                U.S. TREASURY SECURITIES-2.48%
                BONDS:
    8,250,000   5.25% 2029...................................      7,050,966      7,921,287
   13,000,000   6.03% 2021Zero Coupon Strip (g)..............      3,763,025      3,974,737
    2,750,000   10.375% 2012.................................      3,284,194      3,535,898
                                                                ------------   ------------
                                                                  14,098,185     15,431,922
                                                                ------------   ------------
                NOTES:
    1,000,000   6.00% 2009...................................        976,718      1,055,486
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     15,074,903     16,487,408
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............   $ 73,731,736   $ 77,376,708
                                                                ============   ============
                TOTAL LONG-TERM INVESTMENTS..................   $598,400,646   $657,511,090
                                                                ============   ============

SHORT-TERM INVESTMENTS-0.15%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-0.15%
   $1,012,284  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $  1,012,284
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $599,412,930)(b)...........................   $658,523,374
                                                               ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $599,522,660 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 86,100,203
Unrealized depreciation.....................................   (27,099,489)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 59,000,714
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.64% of net assets as of December 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired           Shares/Par          Security                                                             Cost Basis
-------------           ----------          --------                                                             ----------
1997                           250          @Track Communications, Inc. (Warrants)                               $    4,547
2000                     1,250,000          Asia Global Crossing due 2010 - 144A                                  1,225,146
1997 - 1998              1,008,177          Australis Media Ltd. due 2003                                           802,731
1997                       226,193          Blackrock Capital Finance L.P. due 2037 - 144A                          228,241
2000                     1,500,000          EchoStar Broadband Corp. due 2007 - 144A                              1,500,000
2000                     1,250,000          eKabel Hessen GMBH due 2010 - 144A                                    1,233,914
2000                       250,000          Hercules, Inc. due 2007 - 144A                                          250,000
1998                     1,250,000          Prudential Insurance Co. due 2006 - 144A                              1,245,882

       The aggregate value of these securities at December 31, 2000, was $5,316,253, which represents .80% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 2000, was $3,536,285, which represents .53% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
AMERICAN LEADERS SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-93.81%
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            AEROSPACE PRODUCT AND PARTS
            MANUFACTURING-3.46%
     2,300  Boeing Co....................................   $  104,341   $  151,800
     1,100  General Dynamics Corp........................       73,107       85,800
       700  Honeywell International, Inc.................       31,706       33,119
                                                            ----------   ----------
                                                               209,154      270,719
                                                            ----------   ----------
            APPAREL MANUFACTURING-CUT AND SEW
            APPAREL-0.80%
     1,500  Liz Claiborne, Inc...........................       63,179       62,437
                                                            ----------   ----------
            BEVERAGE MANUFACTURING -1.34%
     2,300  Anheuser-Busch Companies, Inc................       85,259      104,650
                                                            ----------   ----------
            CHEMICAL MANUFACTURING-BASIC CHEMICAL
            MANUFACTURING-0.47%
       900  Air Products and Chemicals, Inc..............       32,291       36,900
                                                            ----------   ----------
            CHEMICAL MANUFACTURING-PAINT, COATING AND
            ADHESIVE-0.18%
       300  PPG Industries, Inc..........................       12,614       13,894
                                                            ----------   ----------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT-1.03%
       755  General Motors Corp. Class H-Hughes
              Electronics Corp. (a)......................       21,548       17,365
     1,700  Lucent Technologies, Inc.....................       71,912       22,950
     2,000  Motorola, Inc................................       75,394       40,500
                                                            ----------   ----------
                                                               168,854       80,815
                                                            ----------   ----------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-4.74%
     3,700  Compaq Computer Corp.........................      102,952       55,685
     1,100  International Business Machines Corp.........      125,245       93,500
     1,400  Lexmark International, Inc. (a)..............      113,683       62,037
     3,500  Sun Microsystems, Inc. (a)...................      166,185       97,562
       714  VERITAS Software Corp. (a)...................       69,028       62,475
                                                            ----------   ----------
                                                               577,093      371,259
                                                            ----------   ----------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-2.33%
       500  Micron Technology, Inc. (a)..................       33,059       17,750
     2,700  Tyco International Ltd.......................      127,715      149,850
     1,800  Viasystems Group, Inc. (a)...................       23,911       14,962
                                                            ----------   ----------
                                                               184,685      182,562
                                                            ----------   ----------
            CONTRACTORS-OTHER SPECIAL TRADE-0.77%
     1,300  Textron, Inc.................................       71,783       60,450
                                                            ----------   ----------
            ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
            OTHER-1.36%
     2,931  Philips Electronics N.V......................      126,856      106,249
                                                            ----------   ----------
            ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
            PROGRAMMING-0.81%
     2,800  Charter Communications, Inc. (a).............       43,947       63,525
                                                            ----------   ----------
            ENTERTAINMENT-DATA PROCESSING, HOSTING AND
            RELATED SERVICES-1.55%
     2,300  First Data Corp..............................      108,319      121,181
                                                            ----------   ----------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-1.27%
     1,400  AT&T Corp.-Liberty Media Corp. (a)...........       32,844       18,987
     1,719  Viacom, Inc. Class B (a).....................       97,681       80,363
                                                            ----------   ----------
                                                               130,525       99,350
                                                            ----------   ----------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            FARMING-OTHER CORPS-1.65%
     4,600  UST, Inc.....................................   $   82,017   $  129,087
                                                            ----------   ----------
            FINANCE-AGENCIES, BROKERAGE AND OTHER
            INSURANCE ACTIVITIES-1.34%
       900  Marsh & McLennan Companies, Inc..............       96,233      105,300
                                                            ----------   ----------
            FINANCE-DEPOSITORY CREDIT BANKING-5.66%
     1,600  Bank of America Corp.........................       79,607       73,400
     1,550  Chase Manhattan Corp.........................       77,138       70,428
     2,000  PNC Financial Services Group.................      109,783      146,125
     2,900  Washington Mutual, Inc.......................       99,009      153,881
                                                            ----------   ----------
                                                               365,537      443,834
                                                            ----------   ----------
            FINANCE-INSURANCE CARRIERS-12.05%
     3,600  Allstate Corp................................      104,004      156,825
       900  CIGNA Corp...................................       83,179      119,070
     6,300  Conseco, Inc.................................       44,383       83,081
     2,300  Lincoln National Corp........................       84,469      108,819
     1,400  Loews Corp...................................       92,434      144,987
     1,700  MBIA, Inc....................................       97,778      126,013
     2,400  Oxford Health Plans, Inc. (a)................       56,292       94,800
     1,800  UnitedHealth Group, Inc......................       65,288      110,475
                                                            ----------   ----------
                                                               627,827      944,070
                                                            ----------   ----------
            FINANCE-NONDEPOSITORY CREDIT BANKING-0.83%
     1,300  Countrywide Credit Industries, Inc...........       45,282       65,325
                                                            ----------   ----------
            FINANCE-OTHER FINANCIAL INVESTMENT
            ACTIVITIES-0.45%
       900  Stilwell Financial, Inc......................       38,472       35,494
                                                            ----------   ----------
            FINANCE-SECURITIES AND COMMODITY CONTRACTS
            AND BROKERAGE-1.42%
     2,200  Bear Stearns Companies, Inc..................      104,159      111,513
                                                            ----------   ----------
            FOOD MANUFACTURING-BAKERIES AND
            TORTILLA-1.25%
     4,000  Sara Lee Corp................................       74,233       98,250
                                                            ----------   ----------
            FOOD MANUFACTURING-GRAIN AND OILSEED
            MILLING-0.89%
     2,400  Corn Products International, Inc.............       58,361       69,750
                                                            ----------   ----------
            HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
            MANUFACTURING-1.35%
     1,200  Baxter International, Inc. (with rights).....       80,009      105,975
                                                            ----------   ----------
            HEALTH CARE-OUTPATIENT CARE CENTERS-2.10%
    10,100  HEALTHSOUTH Corp. (a)........................       84,767      164,756
                                                            ----------   ----------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-5.76%
     2,300  Abbott Laboratories..........................       93,117      111,406
     1,800  Bristol-Myers Squibb Co......................      104,463      133,088
     2,000  Pharmacia Corp. (with rights)................      108,228      122,000
     1,500  Schering-Plough Corp.........................       70,448       85,125
                                                            ----------   ----------
                                                               376,256      451,619
                                                            ----------   ----------
            INFORMATION-OTHER TELECOMMUNICATIONS-3.87%
       871  Nortel Networks Corp.........................       49,245       27,926
     2,202  Qwest Communications International,
              Inc. (a)...................................       91,908       90,282
     2,400  SBC Communications, Inc......................      109,593      114,600

--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
       500  Telephone & Data Systems, Inc................   $   51,070   $   45,000
     1,800  WorldCom, Inc. (a)...........................       71,754       25,200
                                                            ----------   ----------
                                                               373,570      303,008
                                                            ----------   ----------
            INFORMATION-SOFTWARE PUBLISHERS-0.32%
     1,300  Computer Associates International, Inc.......       64,801       25,350
                                                            ----------   ----------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-2.21%
     2,800  AT&T Corp....................................      101,079       48,475
     2,486  Verizon Communications.......................      136,863      124,611
                                                            ----------   ----------
                                                               237,942      173,086
                                                            ----------   ----------
            MACHINERY MANUFACTURING-AGRICULTURE,
            CONSTRUCTION AND MINING-1.02%
     1,900  Ingersoll-Rand Co............................       82,702       79,563
                                                            ----------   ----------
            MANUFACTURING-MOTOR VEHICLE-1.42%
     3,372  Ford Motor Co................................       96,119       79,031
       626  General Motors Corp..........................       51,437       31,887
                                                            ----------   ----------
                                                               147,556      110,918
                                                            ----------   ----------
            MANUFACTURING-MOTOR VEHICLE PARTS-0.20%
       400  TRW, Inc.....................................       19,989       15,500
                                                            ----------   ----------
            OTHER SERVICES-PERSONAL SERVICES-0.39%
     3,200  Cendant Corp. (a)............................       47,337       30,800
                                                            ----------   ----------
            PAPER (CONVERTED) PRODUCT MANUFACTURING-2.25%
     1,300  Kimberly-Clark Corp..........................       77,468       91,897
       700  Minnesota Mining and Manufacturing Co........       63,084       84,350
                                                            ----------   ----------
                                                               140,552      176,247
                                                            ----------   ----------
            PETROLEUM AND COAL-MINING SUPPORT
            ACTIVITIES-2.72%
     2,300  Diamond Offshore Drilling, Inc...............       87,082       92,000
     1,400  Schlumberger Ltd.............................      104,550      111,913
       200  Transocean Sedco Forex, Inc..................        9,125        9,200
                                                            ----------   ----------
                                                               200,757      213,113
                                                            ----------   ----------
            PETROLEUM AND COAL-NATURAL GAS
            DISTRIBUTION-0.56%
     1,100  Williams Companies, Inc......................       43,582       43,931
                                                            ----------   ----------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-6.94%
     1,500  Coastal Corp.................................       83,836      132,469
     1,700  Exxon Mobil Corp.............................      136,940      147,794
     1,700  Royal Dutch Petroleum Co. NY Shares..........       98,598      102,956
     1,200  Sunoco, Inc..................................       34,292       40,425
     1,100  Ultramar Diamond Shamrock Corp...............       28,896       33,963
     3,100  USX-Marathon Group (with rights).............       81,740       86,025
                                                            ----------   ----------
                                                               464,302      543,632
                                                            ----------   ----------

                                                                           Market
   Shares                                                    Cost (b)    Value (c)
   -------                                                  ----------   ----------
            PRIMARY METAL MANUFACTURING-PRODUCT FROM
            PURCHASED STEEL-0.76%
     1,500  Nucor Corp...................................   $   55,325   $   59,531
                                                            ----------   ----------
            PROFESSIONAL SERVICES-ACCOUNTING, TAX
            PREPARATION AND PAYROLL-1.21%
     2,300  H & R Block, Inc.............................       86,683       95,163
                                                            ----------   ----------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-2.74%
     1,000  Computer Sciences Corp. (a)..................       76,084       60,125
     1,900  Electronic Data Systems Corp.................      115,052      109,725
     2,500  Novell, Inc. (a).............................       47,922       13,047
     2,200  Unisys Corp. (a).............................       48,649       32,175
                                                            ----------   ----------
                                                               287,707      215,072
                                                            ----------   ----------
            PROFESSIONAL SERVICES-SPECIALIZED
            DESIGN-0.38%
     2,900  Avaya, Inc. (a)..............................       42,416       29,906
                                                            ----------   ----------
            PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
            QUALITY PROGRAMS-1.20%
     3,400  Waste Management, Inc........................       68,056       94,350
                                                            ----------   ----------
            RETAIL-BUILDING MATERIALS AND SUPPLIES
            DEALERS-1.08%
     1,900  Lowe's Companies, Inc........................       87,069       84,550
                                                            ----------   ----------
            RETAIL-DEPARTMENT STORES-0.89%
     2,000  Federated Department Stores, Inc. (a)........       68,072       70,000
                                                            ----------   ----------
            RETAIL-OTHER GENERAL MERCHANDISE STORES-1.40%
     3,700  Kmart Corp. (a)..............................       30,486       19,656
     1,700  Wal-Mart Stores, Inc.........................       90,956       90,313
                                                            ----------   ----------
                                                               121,442      109,969
                                                            ----------   ----------
            RETAIL-SPORTING GOODS, HOBBY AND MUSICAL
            INSTRUMENT STORES-1.24%
     5,800  Toys 'R' Us, Inc. (a)........................       90,109       96,788
                                                            ----------   ----------
            TOBACCO MANUFACTURING - 1.46%
     2,600  Philip Morris Companies, Inc.................       68,179      114,400
                                                            ----------   ----------
            TRANSPORTATION EQUIPMENT MANUFACTURING-SHIP
            AND BOAT BUILDING-0.36%
     1,700  Brunswick Corp...............................       31,576       27,944
                                                            ----------   ----------
            UTILITIES-ELECTRIC GENERATION, TRANSMISSION
            AND DISTRIBUTION-4.33%
     3,400  Edison International.........................       73,076       53,125
     3,000  Entergy Corp.................................       86,576      126,938
     1,900  FPL Group, Inc...............................       96,921      136,325
     1,100  Montana Power Co.............................       41,730       22,825
                                                            ----------   ----------
                                                               298,303      339,213
                                                            ----------   ----------
            TOTAL COMMON STOCKS..........................   $6,975,739   $7,350,998
                                                            ==========   ==========

PREFERRED STOCKS - 3.88%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           ENTERTAINMENT-MOTION PICTURE AND VIDEO
           INDUSTRIES-1.37%
   3,700   News Corp. Ltd.(The) Preferred ADR...........   $ 152,717    $  107,531
                                                           ----------   ----------

FORTIS SERIES FUND, INC.
AMERICAN LEADERS SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

PREFERRED STOCKS - 3.88%-CONTINUED
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)    Value (c)
   ------                                                  ----------   ----------
           FINANCE-INSURANCE CARRIERS-1.12%
    800    Metropolitan Life Insurance, Conv. Pfd. 8.00%
             5-15-2003..................................   $  48,629    $   87,600
                                                           ----------   ----------
           OTHER SERVICES-PERSONAL SERVICES - 0.26%
   1,500   Cendant Corp., Conv. Pfd. 7.50% 2-16-2001....      28,239        20,438
                                                           ----------   ----------
           TRANSPORTATION-RAIL - 1.13%
   1,900   Union Pacific Corp., Conv. Pfd. 6.25%
             4-1-2028...................................      79,050        88,825
                                                           ----------   ----------
           TOTAL PREFERRED STOCKS.......................   $ 308,635    $  304,394
                                                           ==========   ==========

CORPORATE BONDS - NON-INVESTMENT GRADE - 0.78%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (b)     Value (c)
   ---------                                                  -----------   -----------   ----------
              ENTERTAINMENT-RADIO AND TELEVISION
              BROADCASTING - 0.78%
    $50,000   Charter Communications, Conv. Bond 5.75%
                10-15-2005 (e).............................   NR            $   50,000    $   61,062
                                                                            ----------    ----------
              TOTAL LONG-TERM INVESTMENTS..................                 $7,334,374    $7,716,454
                                                                            ==========    ==========

SHORT-TERM INVESTMENTS - 1.18%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              FINANCE-DEPOSITORY CREDIT BANKING - 1.18%
    $92,501   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate - 6.43%.........   $   92,501
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $7,426,875) (B)............................   $7,808,955
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $7,450,822 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  1,237,905
Unrealized depreciation.....................................      (879,772)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $    358,133
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.40% of total net assets as of December 31, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities;

Period Acquired         Shares/Par          Security                                                             Cost Basis
---------------         ----------          --------                                                             ----------
2000                      50,000            Charter Communications, Conv. Bond due 2005-144A                       $50,000

        The aggregate value of these securities at December 31, 2000, was $61,062, which represents .78% of total net assets.

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-85.16%
--------------------------------------------------------------------------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             CHEMICAL MANUFACTURING-BASIC CHEMICAL
             MANUFACTURING-5.70%
     80,000  Air Products and Chemicals, Inc..............   $ 2,697,433   $  3,280,000
     84,000  Dow Chemical Co..............................     2,403,398      3,076,500
                                                             -----------   ------------
                                                               5,100,831      6,356,500
                                                             -----------   ------------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT-2.95%
     19,000  Symbol Technologies, Inc.....................       696,050        684,000
     64,000  Zebra Technologies Corp. Class A (a).........     2,680,509      2,611,000
                                                             -----------   ------------
                                                               3,376,559      3,295,000
                                                             -----------   ------------
             COURIERS-2.29%
     64,000  FedEx Corp. (a)..............................     2,611,272      2,557,440
                                                             -----------   ------------
             ELECTRICAL EQUIPMENT MANUFACTURING-1.59%
     37,000  General Electric Co..........................     2,161,497      1,773,687
                                                             -----------   ------------
             ENTERTAINMENT-DATA PROCESSING, HOSTING AND
             RELATED SERVICES-4.63%
     39,000  Affiliated Computer Services, Inc. (a) (f)        1,386,285      2,366,812
     39,200  First Data Corp..............................     1,639,376      2,065,350
     15,000  NCR Corp. (a)................................       679,207        736,875
                                                             -----------   ------------
                                                               3,704,868      5,169,037
                                                             -----------   ------------
             ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
             DATABASE PUBLISHERS-1.58%
     30,000  McGraw-Hill Companies, Inc...................     1,940,046      1,758,750
                                                             -----------   ------------
             FINANCE-CONSUMER LENDING-0.59%
     12,000  Household International, Inc.................       424,418        660,000
                                                             -----------   ------------
             FINANCE-DEPOSITORY CREDIT BANKING-10.80%
     90,400  Chase Manhattan Corp.........................     3,602,596      4,107,550
    100,500  Citigroup, Inc...............................     2,883,931      5,131,781
     17,000  J.P. Morgan & Co., Inc.......................     2,482,049      2,813,500
                                                             -----------   ------------
                                                               8,968,576     12,052,831
                                                             -----------   ------------
             FINANCE-INSURANCE CARRIERS-3.27%
     32,000  ACE Ltd......................................       708,349      1,358,000
     34,000  MGIC Investment Corp.........................     1,661,153      2,292,875
                                                             -----------   ------------
                                                               2,369,502      3,650,875
                                                             -----------   ------------
             HEALTH CARE-DRUGS & DRUGGISTS SUNDRIES
             WHOLESALERS-1.53%
    108,000  Bergen Brunswig Corp. Class A................     1,096,675      1,709,640
                                                             -----------   ------------
             HEALTH CARE-GENERAL MEDICAL AND SURGICAL
             HOSPITALS-3.61%
     38,500  HCA-The Healthcare Co........................       966,511      1,694,385
     52,500  Tenet Healthcare Corp. (a)...................     1,266,776      2,332,969
                                                             -----------   ------------
                                                               2,233,287      4,027,354
                                                             -----------   ------------
             INFORMATION-SOFTWARE PUBLISHERS-1.65%
     94,400  Computer Associates International, Inc.           3,410,702      1,840,800
                                                             -----------   ------------
             INFORMATION-WIRED TELECOMMUNICATIONS
             CARRIERS-2.67%
    116,900  AT&T Corp....................................     3,876,056      2,023,831
     19,000  Verizon Communications.......................     1,061,796        952,375
                                                             -----------   ------------
                                                               4,937,852      2,976,206
                                                             -----------   ------------

                                                                              Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   ------------
             MANUFACTURING-MOTOR VEHICLE-0.64%
     14,000  General Motors Corp. (e).....................   $ 1,025,704   $    713,125
                                                             -----------   ------------
             PAPER (CONVERTED) PRODUCT MANUFACTURING-8.77%
    266,000  Abitibi-Consolidated, Inc....................     2,514,603      2,443,875
    111,000  Georgia-Pacific Group........................     3,227,455      3,454,875
     55,000  Kimberly-Clark Corp..........................     3,226,525      3,887,950
                                                             -----------   ------------
                                                               8,968,583      9,786,700
                                                             -----------   ------------
             PAPER, PULP AND PAPERBOARD MILLS-2.96%
     81,000  International Paper Co.......................     2,678,621      3,305,813
                                                             -----------   ------------
             PETROLEUM AND COAL- MINING SUPPORT
             ACTIVITIES-5.58%
     67,000  Diamond Offshore Drilling, Inc...............     2,238,053      2,680,000
     30,000  Halliburton Co...............................     1,109,248      1,087,500
     55,500  Tidewater, Inc...............................     1,843,855      2,462,813
                                                             -----------   ------------
                                                               5,191,156      6,230,313
                                                             -----------   ------------
             PETROLEUM AND COAL-PRODUCTS
             MANUFACTURING-2.13%
     83,000  Conoco, Inc. Class A.........................     2,002,166      2,375,875
                                                             -----------   ------------
             PRIMARY METAL MANUFACTURING-ALUMINA AND
             ALUMINUM PRODUCTION-2.52%
     84,000  Alcoa, Inc...................................     2,614,364      2,814,000
                                                             -----------   ------------
             PROFESSIONAL SERVICES-ADVERTISING AND RELATED
             SERVICES-2.75%
     72,000  Interpublic Group of Companies, Inc..........     2,948,350      3,064,500
                                                             -----------   ------------
             PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
             AND RELATED-5.55%
     60,300  Convergys Corp. (a)..........................     2,390,865      2,732,344
     60,000  Electronic Data Systems Corp.................     3,577,771      3,465,000
                                                             -----------   ------------
                                                               5,968,636      6,197,344
                                                             -----------   ------------
             PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
             QUALITY PROGRAMS-2.46%
     99,000  Waste Management, Inc........................     1,819,874      2,747,250
                                                             -----------   ------------
             RETAIL-DEPARTMENT STORES-2.93%
     93,500  Federated Department Stores, Inc. (a)             3,699,548      3,272,500
                                                             -----------   ------------
             RETAIL-ELECTRONICS AND APPLIANCE STORES-1.45%
     37,700  RadioShack Corp..............................     1,766,895      1,614,031
                                                             -----------   ------------
             TOBACCO MANUFACTURING-1.60%
     40,500  Philip Morris Companies, Inc.................     1,661,911      1,782,000
                                                             -----------   ------------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-1.30%
     17,000  Duke Energy Corp.............................       985,927      1,449,250
                                                             -----------   ------------
             WASTE MANAGEMENT, ADMINISTRATIVE-
             INVESTIGATION AND SECURITY SERVICES-1.66%
     92,000  Sensormatic Electronics Corp. (a)............     1,560,372      1,845,750
                                                             -----------   ------------
             TOTAL COMMON STOCKS..........................   $85,228,192   $ 95,026,571
                                                             ===========   ============

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

SHORT-TERM INVESTMENTS - 14.89%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-5.36%
   $3,000,000  FHLMC, 6.33% 1-23-2001.......................   $  2,988,098
   3,000,000   FHLMC, 6.54% 1-9-2001........................      2,995,185
                                                               ------------
                                                                  5,983,283
                                                               ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.79%
   2,000,000   FNMA, 6.53% 1-22-2001........................      1,995,727
                                                               ------------
               FINANCE-CONSUMER LENDING-4.59%
   5,123,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.48%......................      5,123,000
                                                               ------------
               FINANCE-DEPOSITORY CREDIT BANKING-3.15%
   3,516,574   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........      3,516,574
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     16,618,584
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $101,846,776) (b)..........................   $111,645,155
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $102,741,081 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 15,602,718
Unrealized depreciation.....................................    (6,698,644)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  8,904,074
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.41% of total net assets as of December 31, 2000.
 (e) At December 31, 2000, securities valued at $341,281 were designated to cover open put options written as follows (see Note 1 to accompanying Notes to Financial Statements):

                                                                           Exercise    Expiration
Issuer                                                        Contracts      Price        Date       Value (c)
------------------------------------------------------------  ----------   ---------   -----------   ---------
General Motors Corp.                                              67          $55      03/01/2001     $47,738

 (f) At December 31, 2000, securities valued at $801,075 were designated to cover open call options written as follows (see Note 1 of accompanying Notes to Financial Statements):

                                                                           Exercise    Expiration
Issuer                                                        Contracts      Price        Date       Value (c)
------------------------------------------------------------  ----------   ---------   -----------   ---------
Affiliated Computer Services, Inc.                               132          $60      04/01/2001     $85,800

FORTIS SERIES FUND, INC.
CAPITAL OPPORTUNITIES SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-93.62%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            ACCOMMODATION AND FOOD SERVICE-
            TRAVELER-0.59%
     3,600  Harrah's Entertainment, Inc. (a).............   $    89,292   $    94,950
                                                            -----------   -----------
            AEROSPACE PRODUCT AND PARTS
            MANUFACTURING-3.45%
     2,600  Boeing Co....................................       122,100       171,600
     1,500  Honeywell International, Inc.................        58,278        70,969
     4,000  United Technologies Corp.....................       243,845       314,500
                                                            -----------   -----------
                                                                424,223       557,069
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT-3.93%
     6,900  ADC Telecommunications, Inc. (with
              rights) (a)................................       215,473       125,062
     7,100  Cisco Systems, Inc. (a)......................       385,530       271,575
     2,100  Extreme Networks, Inc. (a)...................       125,571        82,162
     5,400  General Motors Corp. Class H-Hughes
              Electronics Corp. (a)......................       165,128       124,200
     2,800  WinStar Communications, Inc. (a).............        99,315        32,725
                                                            -----------   -----------
                                                                991,017       635,724
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-4.39%
     4,800  Cabletron Systems, Inc. (a)..................       110,769        72,300
     7,600  Compaq Computer Corp.........................       191,669       114,380
     5,700  Dell Computer Corp. (a)......................       168,881        99,394
     3,170  EMC Corp. (a)................................       241,838       210,805
       900  Network Appliance, Inc. (a)..................        58,086        57,811
     1,768  VERITAS Software Corp. (a)...................       175,988       154,700
                                                            -----------   -----------
                                                                947,231       709,390
                                                            -----------   -----------
            COMPUTER MANUFACTURING-NAVIGATIONAL,
            MEASURING AND CONTROL INSTRUMENTS-1.20%
     2,060  Applied Biosystems Group-Applera Corp.              186,622       193,769
                                                            -----------   -----------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-6.31%
     2,500  Fairchild Semiconductor Corp. Class A (a)            77,138        36,094
     8,800  Flextronics International Ltd. (a)...........       284,847       250,800
     1,900  Intel Corp...................................       112,338        57,475
     3,500  Micron Technology, Inc. (a)..................       120,744       124,250
     1,200  QLogic Corp. (a).............................        99,112        92,625
     8,100  Tyco International Ltd.......................       392,997       449,550
       200  Xilinx, Inc. (a).............................         9,700         9,225
                                                            -----------   -----------
                                                              1,096,876     1,020,019
                                                            -----------   -----------
            ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
            OTHER-2.72%
     1,230  CIENA Corp. (a)..............................        94,218       100,091
     5,190  Corning, Inc.................................       347,298       274,097
     6,500  Metromedia Fiber Network, Inc.
              Class A (a)................................       157,201        65,812
                                                            -----------   -----------
                                                                598,717       440,000
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
            PROGRAMMING-1.24%
     3,800  Comcast Corp. Special Class A (a)............   $   133,151   $   158,650
     4,100  United Pan-Europe Communications N.V. (a)....       106,693        41,882
                                                            -----------   -----------
                                                                239,844       200,532
                                                            -----------   -----------
            ENTERTAINMENT-DATA PROCESSING, HOSTING AND
            RELATED SERVICES-0.08%
       810  Inrange Technologies Corp. (a)...............        17,546        13,719
                                                            -----------   -----------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-1.34%
     2,200  AT&T Corp.-Liberty Media Corp. (a)...........        48,520        29,837
     1,600  Clear Channel Communications, Inc. (a).......        78,319        77,500
     4,600  UnitedGlobalCom, Inc. (a)....................       177,716        62,675
     1,000  Viacom, Inc. Class B (a).....................        62,951        46,750
                                                            -----------   -----------
                                                                367,506       216,762
                                                            -----------   -----------
            ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
            DATABASE PUBLISHERS-0.31%
       800  Gannett Co., Inc.............................        42,769        50,450
                                                            -----------   -----------
            ENTERTAINMENT-RADIO AND TELEVISION
            BROADCASTING-0.85%
     4,900  Infinity Broadcasting Corp. Class A (a)......       153,596       136,894
                                                            -----------   -----------
            FINANCE-DEPOSITORY CREDIT BANKING-6.44%
     2,900  Bank of America Corp.........................       124,391       133,037
     5,700  Chase Manhattan Corp.........................       266,676       258,994
     4,366  Citigroup, Inc...............................       178,923       222,939
     1,300  First Union Corp.............................        35,107        36,156
     4,000  FleetBoston Financial Corp...................       144,115       150,250
     6,600  HSBC Holdings plc............................        81,839        97,112
     4,900  U.S. Bancorp.................................       119,827       143,019
                                                            -----------   -----------
                                                                950,878     1,041,507
                                                            -----------   -----------
            FINANCE-INSURANCE CARRIERS-4.92%
     1,000  ACE Ltd......................................        36,466        42,437
     1,700  AFLAC, Inc...................................       106,316       122,719
       800  American International Group, Inc............        63,065        78,850
       280  CIGNA Corp...................................        31,514        37,044
     3,130  Hartford Financial Services Group, Inc.......       179,489       221,056
     1,450  St. Paul Companies, Inc......................        67,667        78,753
     8,000  UnumProvident Corp...........................       189,709       215,000
                                                            -----------   -----------
                                                                674,226       795,859
                                                            -----------   -----------
            FINANCE-NONDEPOSITORY CREDIT BANKING-1.90%
       240  Fannie Mae...................................        12,502        20,820
     4,150  Freddie Mac..................................       187,598       285,831
                                                            -----------   -----------
                                                                200,100       306,651
                                                            -----------   -----------
            FINANCE-REAL ESTATE INVESTMENT TRUST-0.20%
     3,500  Pinnacle Holdings, Inc. (a)..................        94,936        31,719
                                                            -----------   -----------
            FINANCE-SECURITIES AND COMMODITY CONTRACTS
            AND BROKERAGE-2.38%
       990  Goldman Sachs Group, Inc.....................        95,937       105,868
     1,900  Lehman Brothers Holdings, Inc................        99,097       128,487
     1,440  Morgan Stanley Dean Witter & Co..............       105,126       114,120

FORTIS SERIES FUND, INC.
CAPITAL OPPORTUNITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     1,300  Schwab (Charles) Corp........................   $    37,647   $    36,887
                                                            -----------   -----------
                                                                337,807       385,362
                                                            -----------   -----------
            HEALTH CARE-ELECTROMEDICAL
            MANUFACTURING-0.49%
     1,300  Medtronic, Inc. (with rights)................        65,534        78,487
                                                            -----------   -----------
            HEALTH CARE-HEALTH AND PERSONAL CARE
            STORES-0.76%
     2,050  CVS Corp.....................................        91,133       122,872
                                                            -----------   -----------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-5.27%
     3,000  American Home Products Corp..................       169,997       190,650
     3,800  Bristol-Myers Squibb Co......................       220,227       280,962
        43  Novartis AG..................................        73,561        76,023
     3,950  Pfizer, Inc. (with rights)...................       167,374       181,700
     2,000  Pharmacia Corp. (with rights)................       109,661       122,000
                                                            -----------   -----------
                                                                740,820       851,335
                                                            -----------   -----------
            INFORMATION-OTHER INFORMATION
            SERVICES-0.28%
     1,500  Art Technology Group, Inc. (a)...............        64,249        45,844
                                                            -----------   -----------
            INFORMATION-OTHER
            TELECOMMUNICATIONS-4.52%
     2,600  Completel Europe N.V. (a)....................        41,508         8,959
     4,300  Nortel Networks Corp.........................       237,283       137,869
     3,214  NTL, Inc. (a)................................       173,783        76,932
     4,600  Qwest Communications International,
              Inc. (a)...................................       181,989       188,600
     9,100  Sprint Corp. (PCS Group) (a).................       301,106       185,981
     2,600  Tekelec (a)..................................        89,171        78,000
       270  VoiceStream Wireless Corp. (a)...............        29,741        27,169
     2,300  Williams Communications Group, Inc. (a)......        58,572        27,025
                                                            -----------   -----------
                                                              1,113,153       730,535
                                                            -----------   -----------
            INFORMATION-SOFTWARE PUBLISHERS-2.84%
     1,425  E.piphany, Inc. (a)..........................        66,210        76,861
     4,880  Microsoft Corp. (a)..........................       305,957       212,280
     3,540  Oracle Corp. (a).............................       111,684       102,881
     1,700  Rational Software Corp. (a)..................        70,851        66,194
                                                            -----------   -----------
                                                                554,702       458,216
                                                            -----------   -----------
            INFORMATION-TELECOMMUNICATIONS
            RESELLERS-0.70%
     6,800  McLeodUSA, Inc. Class A (a)..................        94,866        96,050
     3,400  Tele1 Europe Holding AB (a)..................        41,574        16,396
       100  Tele1 Europe Holdings AB ADR (a).............         1,225           462
                                                            -----------   -----------
                                                                137,665       112,908
                                                            -----------   -----------
            INFORMATION-TELECOMMUNICATIONS
            SATELLITE-0.87%
     6,200  EchoStar Communications Corp.
              Class A (a)................................       232,583       141,050
                                                            -----------   -----------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-3.46%
    37,600  Cable & Wireless Optus Ltd. (a)..............       108,956        77,727
       700  Cox Communications, Inc. Class A (a).........        26,215        32,594
    14,400  Global Crossing Ltd. (a).....................       337,810       206,100
       400  Redback Networks, Inc. (a)...................        35,845        16,400

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
    12,700  XO Communications, Inc. Class A (a)..........   $   328,694   $   226,219
                                                            -----------   -----------
                                                                837,520       559,040
                                                            -----------   -----------
            INFORMATION-WIRELESS TELECOMMUNICATIONS
            CARRIERS-3.40%
    24,000  China Mobile (Hong Kong) Ltd. (a)............       157,334       131,079
     1,100  China Mobile Ltd. (a)........................        32,888        29,837
     3,600  Libertel N.V. (a)............................        60,204        40,391
     3,200  Nextel Partners, Inc. Class A (a)............        77,740        53,800
    12,225  Partner Communications Co. Ltd. ADR (a)              82,803        71,822
     1,800  Telesystem International Wireless, Inc. (a)          43,991         9,225
    58,400  Vodafone Group plc...........................       253,470       214,169
                                                            -----------   -----------
                                                                708,430       550,323
                                                            -----------   -----------
            MACHINERY MANUFACTURING-AGRICULTURE,
            CONSTRUCTION AND MINING-1.20%
     1,900  Deere & Co...................................        73,178        87,044
     2,550  Ingersoll-Rand Co............................       105,515       106,781
                                                            -----------   -----------
                                                                178,693       193,825
                                                            -----------   -----------
            MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
            SERVICES-0.98%
     7,100  Allegiance Telecom, Inc. (a).................       273,488       158,086
                                                            -----------   -----------
            PETROLEUM AND COAL- MINING SUPPORT
            ACTIVITIES-11.69%
     5,300  Baker Hughes, Inc............................       180,213       220,281
     2,600  Cooper Cameron Corp. (a).....................       157,926       171,763
     8,800  Global Marine, Inc. (a)......................       233,463       249,700
    13,700  Grant Prideco, Inc. (a)......................       266,737       300,544
     2,900  Noble Drilling Corp. (a).....................       112,835       125,969
     9,400  Santa Fe International Corp..................       319,754       301,388
     5,200  Transocean Sedco Forex, Inc..................       242,986       239,200
     5,950  Weatherford International, Inc. (a)..........       234,754       281,138
                                                            -----------   -----------
                                                              1,748,668     1,889,983
                                                            -----------   -----------
            PETROLEUM AND COAL-NATURAL GAS
            DISTRIBUTION-1.68%
     1,240  Enron Corp...................................        90,865       103,075
     4,200  Williams Companies, Inc......................       171,958       167,738
                                                            -----------   -----------
                                                                262,823       270,813
                                                            -----------   -----------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-2.10%
     2,100  Coastal Corp.................................       126,717       185,456
     5,300  Conoco, Inc. Class B.........................       130,912       153,369
                                                            -----------   -----------
                                                                257,629       338,825
                                                            -----------   -----------
            PIPELINE-TRANSPORTATION OF NATURAL GAS-0.24%
       700  Dynegy, Inc. Class A.........................        32,144        39,244
                                                            -----------   -----------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-1.62%
       420  Brocade Communications Systems, Inc. (a).....        30,121        38,561
       200  Check Point Software Technologies
              Ltd. (a)...................................        25,270        26,713
     1,200  Computer Sciences Corp. (a)..................        85,955        72,150
       900  Digex, Inc. (a)..............................        58,382        20,250
       790  i2 Technologies, Inc. (a)....................        44,764        42,956

--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     2,700  JNI Corp. (a)................................   $   147,204   $    61,256
                                                            -----------   -----------
                                                                391,696       261,886
                                                            -----------   -----------
            RETAIL-BUILDING MATERIALS AND SUPPLIES
            DEALERS-0.57%
     2,000  Home Depot, Inc..............................        73,695        91,375
                                                            -----------   -----------
            RETAIL-CLOTHING STORES-0.76%
     4,800  Gap, Inc.....................................       117,812       122,400
                                                            -----------   -----------
            RETAIL-ELECTRONICS AND APPLIANCE
            STORES-0.85%
     3,200  RadioShack Corp..............................       155,184       137,000
                                                            -----------   -----------
            RETAIL-GROCERY STORES-1.92%
     5,250  Kroger Co. (a)...............................       106,595       142,078
     2,700  Safeway, Inc. (a)............................       126,950       168,750
                                                            -----------   -----------
                                                                233,545       310,828
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            RETAIL-OTHER GENERAL MERCHANDISE STORES-1.08%
     3,300  Wal-Mart Stores, Inc.........................   $   158,229   $   175,313
                                                            -----------   -----------
            UTILITIES-ELECTRIC GENERATION, TRANSMISSION
            AND DISTRIBUTION-3.88%
     4,400  AES Corp. (a)................................       204,435       243,650
     6,740  Calpine Corp. (a)............................       258,823       303,721
     3,900  Edison International.........................        74,751        60,938
       600  NiSource, Inc................................        15,150        18,450
                                                            -----------   -----------
                                                                553,159       626,759
                                                            -----------   -----------
            WHOLESALERS-ELECTRICAL GOODS-0.21%
       900  American Tower Corp. (a).....................        31,775        34,088
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $16,427,515   $15,131,411
                                                            ===========   ===========

SHORT-TERM INVESTMENTS-7.87%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-7.87%
   $1,271,627  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $ 1,271,627
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $17,699,142) (b)...........................   $16,403,038
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $17,762,425 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,294,954
Unrealized depreciation.....................................   (2,654,341)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,359,387)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.41% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-87.29%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             AEROSPACE PRODUCT AND PARTS
             MANUFACTURING-1.19%
     44,400  General Dynamics Corp........................   $  2,797,200   $  3,463,200
                                                             ------------   ------------
             BEVERAGE MANUFACTURING-2.37%
     63,000  Anheuser-Busch Companies, Inc................      2,172,641      2,866,500
     82,000  PepsiCo, Inc.................................      3,503,536      4,064,125
                                                             ------------   ------------
                                                                5,676,177      6,930,625
                                                             ------------   ------------
             CHEMICAL MANUFACTURING-BASIC CHEMICAL
             MANUFACTURING-0.85%
     68,000  Dow Chemical Co..............................      2,169,758      2,490,500
                                                             ------------   ------------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT-0.32%
     11,000  International Business Machines Corp.........      1,396,972        935,000
                                                             ------------   ------------
             COMPUTER MANUFACTURING-SEMICONDUCTOR,
             ELECTRONIC COMPONENT-2.94%
     31,100  Texas Instruments, Inc.......................      1,774,356      1,473,362
    128,000  Tyco International Ltd.......................      6,933,173      7,104,000
                                                             ------------   ------------
                                                                8,707,529      8,577,362
                                                             ------------   ------------
             COURIERS-0.46%
     23,000  United Parcel Service, Inc. Class B..........      1,391,063      1,352,687
                                                             ------------   ------------
             ELECTRICAL EQUIPMENT
             MANUFACTURING-1.40%
     85,000  General Electric Co..........................      4,218,037      4,074,687
                                                             ------------   ------------
             ENTERTAINMENT-MOTION PICTURE AND VIDEO
             INDUSTRIES-0.94%
     14,500  Viacom, Inc. Class B (a).....................        659,631        677,875
     71,000  Walt Disney Co...............................      2,191,800      2,054,562
                                                             ------------   ------------
                                                                2,851,431      2,732,437
                                                             ------------   ------------
             ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
             DATABASE PUBLISHERS-4.36%
    107,500  McGraw-Hill Companies, Inc...................      4,640,214      6,302,187
    139,000  Reader's Digest Association, Inc. Class A....      4,412,895      5,438,375
     19,000  Time Warner, Inc.............................      1,548,886        992,560
                                                             ------------   ------------
                                                               10,601,995     12,733,122
                                                             ------------   ------------
             FINANCE-DEPOSITORY CREDIT BANKING-6.28%
     56,400  Citigroup, Inc...............................      2,176,949      2,879,925
     47,500  Dime Bancorp, Inc............................      1,219,241      1,404,219
     57,600  Golden West Financial Corp...................      3,062,901      3,888,000
     22,800  J.P. Morgan & Co., Inc.......................      3,266,348      3,773,400
     60,000  Northern Trust Corp..........................      3,007,228      4,893,750
     27,000  Wells Fargo & Co.............................      1,432,515      1,503,562
                                                             ------------   ------------
                                                               14,165,182     18,342,856
                                                             ------------   ------------
             FINANCE-INSURANCE CARRIERS-8.76%
     45,000  ACE Ltd......................................      1,504,687      1,909,687
     28,000  AFLAC, Inc...................................      1,864,183      2,021,250
     30,000  American General Corp........................      2,311,192      2,445,000
     60,000  American International Group, Inc............      2,337,503      5,913,750

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     27,500  Hartford Financial Services Group, Inc.......   $  1,527,900   $  1,942,187
    133,200  John Hancock Financial Services, Inc.              2,264,400      5,011,650
    181,000  MetLife, Inc.................................      2,579,250      6,335,000
                                                             ------------   ------------
                                                               14,389,115     25,578,524
                                                             ------------   ------------
             FINANCE-OTHER FINANCIAL INVESTMENT
             ACTIVITIES-0.97%
    108,800  W.P. Stewart & Co., Ltd. (a).................      2,176,000      2,828,800
                                                             ------------   ------------
             FINANCE-SECURITIES AND COMMODITY CONTRACTS
             AND BROKERAGE-1.16%
     50,000  Lehman Brothers Holdings, Inc................      2,954,624      3,381,250
                                                             ------------   ------------
             FOOD MANUFACTURING-GRAIN AND OILSEED
             MILLING-1.27%
     83,500  General Mills, Inc...........................      3,487,600      3,720,969
                                                             ------------   ------------
             HEALTH CARE-ELECTROMEDICAL
             MANUFACTURING-0.58%
     28,000  Medtronic, Inc. (with rights)................      1,720,690      1,690,500
                                                             ------------   ------------
             HEALTH CARE-GENERAL MEDICAL AND SURGICAL
             HOSPITALS-4.17%
    202,000  HCA-The Healthcare Co........................      5,291,847      8,890,020
     74,000  Tenet Healthcare Corp. (a)...................      2,662,176      3,288,375
                                                             ------------   ------------
                                                                7,954,023     12,178,395
                                                             ------------   ------------
             HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING-1.45%
     48,000  Baxter International, Inc. (with rights)           3,641,102      4,239,000
                                                             ------------   ------------
             HEALTH CARE-OUTPATIENT CARE CENTERS-0.88%
    157,000  HEALTHSOUTH Corp. (a)........................      2,153,963      2,561,063
                                                             ------------   ------------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-8.39%
     51,000  Abbott Laboratories..........................      2,397,500      2,470,313
     89,000  American Home Products Corp..................      4,073,404      5,655,950
     39,000  Bristol-Myers Squibb Co......................      2,811,186      2,883,563
     14,500  Forest Laboratories, Inc. (a)................      1,778,424      1,926,688
     18,000  Merck & Co., Inc.............................      1,649,335      1,685,250
     94,000  Pfizer, Inc. (with rights)...................      3,214,407      4,324,000
     91,000  Pharmacia Corp. (with rights)................      3,339,811      5,551,000
                                                             ------------   ------------
                                                               19,264,067     24,496,764
                                                             ------------   ------------
             INFORMATION-OTHER TELECOMMUNICATIONS-2.05%
    125,000  SBC Communications, Inc......................      4,388,501      5,968,750
                                                             ------------   ------------
             INFORMATION-SOFTWARE PUBLISHERS-0.59%
     39,400  Microsoft Corp. (a)..........................      3,194,343      1,713,900
                                                             ------------   ------------
             MACHINERY MANUFACTURING-INDUSTRIAL
             MACHINERY-1.91%
     70,700  Emerson Electric Co..........................      5,131,561      5,572,044
                                                             ------------   ------------
             MANUFACTURING-SOAP, CLEANING COMPOUND,
             TOILET-2.11%
     65,000  Avon Products, Inc...........................      2,135,678      3,111,875
     47,400  Colgate-Palmolive Co.........................      2,693,414      3,059,670
                                                             ------------   ------------
                                                                4,829,092      6,171,545
                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             PAPER (CONVERTED) PRODUCT MANUFACTURING-1.22%
     21,500  Kimberly-Clark Corp..........................   $  1,448,199   $  1,519,835
     17,000  Minnesota Mining and Manufacturing Co........      1,681,267      2,048,500
                                                             ------------   ------------
                                                                3,129,466      3,568,335
                                                             ------------   ------------
             PETROLEUM AND COAL- MINING SUPPORT
             ACTIVITIES-2.34%
     54,000  Baker Hughes, Inc............................      2,223,088      2,244,375
     57,500  Schlumberger Ltd.............................      3,946,518      4,596,406
                                                             ------------   ------------
                                                                6,169,606      6,840,781
                                                             ------------   ------------
             PETROLEUM AND COAL-NATURAL GAS
             DISTRIBUTION-3.45%
     90,000  Enron Corp...................................      2,726,727      7,481,250
     49,500  Kinder Morgan, Inc...........................      2,149,216      2,583,281
                                                             ------------   ------------
                                                                4,875,943     10,064,531
                                                             ------------   ------------
             PETROLEUM AND COAL-PRODUCTS
             MANUFACTURING-5.70%
     54,000  BP Amoco plc ADR.............................      2,802,081      2,585,250
     59,500  Coastal Corp.................................      3,553,861      5,254,594
     65,000  Exxon Mobil Corp.............................      4,221,659      5,650,938
     55,500  Phillips Petroleum Co........................      3,557,410      3,156,563
                                                             ------------   ------------
                                                               14,135,011     16,647,345
                                                             ------------   ------------
             PIPELINE-TRANSPORTATION OF NATURAL GAS-3.27%
    170,000  Dynegy, Inc. Class A.........................      2,815,780      9,530,625
                                                             ------------   ------------
             PROFESSIONAL SERVICES-ADVERTISING AND RELATED
             SERVICES-0.97%
     34,000  Omnicom Group, Inc...........................      1,479,000      2,817,750
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
             AND RELATED-2.50%
     90,000  Automatic Data Processing, Inc...............   $  4,313,915   $  5,698,125
     58,000  Cadence Design Systems, Inc. (a).............      1,573,668      1,595,000
                                                             ------------   ------------
                                                                5,887,583      7,293,125
                                                             ------------   ------------
             PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
             QUALITY PROGRAMS-1.03%
    108,700  Waste Management, Inc........................      2,723,583      3,016,425
                                                             ------------   ------------
             RETAIL-DEPARTMENT STORES-0.60%
     54,000  Target Corp..................................      1,493,786      1,741,500
                                                             ------------   ------------
             RETAIL-HOME FURNISHINGS
             STORES-0.41%
     54,000  Bed Bath & Beyond, Inc. (a)..................      1,392,265      1,208,250
                                                             ------------   ------------
             RETAIL-OTHER GENERAL MERCHANDISE STORES-0.87%
     48,000  Wal-Mart Stores, Inc.........................      2,722,650      2,550,000
                                                             ------------   ------------
             TOBACCO MANUFACTURING-1.80%
    119,500  Philip Morris Companies, Inc.................      3,631,028      5,258,000
                                                             ------------   ------------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-7.24%
    126,644  AES Corp. (a)................................      2,292,282      7,012,912
     44,000  Duke Energy Corp.............................      2,954,842      3,751,000
     71,500  NiSource, Inc................................      2,087,538      2,198,625
    262,000  OGE Energy Corp..............................      5,386,720      6,402,625
     52,800  Southern Co..................................      1,732,987      1,755,600
                                                             ------------   ------------
                                                               14,454,369     21,120,762
                                                             ------------   ------------
             WASTE MANAGEMENT, ADMINISTRATIVE-SERVICES TO
             BUILDINGS AND DWELLINGS-0.49%
     33,000  Ecolab, Inc..................................      1,384,746      1,425,188
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $195,554,841   $254,816,597
                                                             ============   ============

PREFERRED STOCKS-5.67%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
             PROGRAMMING-0.94%
    76,500   MediaOne Group, Inc. Conv. 7.00%.............   $  3,322,969   $  2,725,312
                                                             ------------   ------------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-3.65%
   149,000   Biovail Corp., Conv. 6.75%...................      7,450,000     10,653,500
                                                             ------------   ------------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-1.08%
    43,500   Calpine Capital Trust III, Conv. 5.00% (d)...      2,175,000      2,615,438
     8,700   Southern Energy, Conv. 6.25%.................        435,000        539,400
                                                             ------------   ------------
                                                                2,610,000      3,154,838
                                                             ------------   ------------
             TOTAL PREFERRED STOCKS.......................   $ 13,382,969   $ 16,533,650
                                                             ============   ============

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

CORPORATE BONDS-INVESTMENT GRADE-1.33%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-1.33%
   $4,500,000  Tribune Co., 2.00% Conv. (PHONES-America
                 Online) 5-15-2029 (f)......................   A-            $  7,065,000   $  3,892,500
                                                                             ------------   ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-3.32%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.01%
   $3,850,000  Echostar Communications Corp., 4.875% Conv.
                 1-1-2007 (g)...............................   NR            $  3,850,000   $  2,945,250
                                                                             ------------   ------------
               HEALTH CARE-COMMUNITY CARE FACILITIES FOR THE
               ELDERLY-0.26%
   1,700,000   Assisted Living Concepts, Inc., 5.625% Conv.
                 5-1-2003 (g)...............................   NR               1,700,000        762,875
                                                                             ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-1.39%
   3,400,000   Invitrogen Corp., 5.50% Conv. 3-1-2007 (g)...   NR               3,400,000      4,058,750
                                                                             ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.66%
   1,740,000   L-3 Communications Holdings, 5.25% Conv.
                 6-1-2009 (d)...............................   B+               1,740,000      1,931,400
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE...                   10,690,000      9,698,275
                                                                             ============   ============
               TOTAL LONG-TERM INVESTMENTS..................                 $226,692,810   $284,941,022
                                                                             ============   ============

SHORT-TERM INVESTMENTS-1.81%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-1.81%
   $5,272,155  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $  5,272,155
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $231,964,965) (b)..........................   $290,213,177
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $231,964,965 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $68,667,468
Unrealized depreciation.....................................  (10,419,256)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $58,248,212
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
2000                   43,500    Calpine Capital Trust III, Conv. - 144A                 $2,175,000
2000                1,740,000    L-3 Communications Holdings, Conv. due 2009 - 144A       1,740,000

       The aggregate value of these securities at December 31, 2000, was $4,546,838, which represents 1.56% of total net assets.

 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.19% of total net assets as of December 31, 2000.
 (f) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.
 (g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2000 was $7,766,875 which represents 2.66% of total net assets.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-98.84%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            BASIC INDUSTRY-3.59%
     7,600  Air Products and Chemicals, Inc..............   $    292,381   $    311,600
     3,600  Allegheny Energy, Inc........................        148,617        173,475
     6,400  American Power Conversion Corp. (a)                  227,219         79,200
     2,300  Ashland, Inc.................................        106,589         82,547
     3,600  Avery Dennison Corp..........................        182,722        197,550
     1,800  Bemis Co., Inc...............................         69,726         60,412
     1,900  Boise Cascade Corp...........................         64,687         63,887
     2,000  Centex Corp..................................         55,586         75,125
    22,500  Dow Chemical Co..............................        719,626        824,062
    34,384  Du Pont (E.I.) De Nemours & Co...............      2,150,891      1,661,177
     2,500  Eastman Chemical Co..........................        140,075        121,875
     4,200  Ecolab, Inc..................................        124,552        181,387
     4,200  Engelhard Corp...............................         82,505         85,575
     1,000  FMC Corp. (a)................................         70,894         71,687
     7,497  Georgia-Pacific Group........................        243,884        233,344
     1,800  Great Lakes Chemical Corp.(with rights)......         73,900         66,937
     3,600  Hercules, Inc. (a)...........................        139,411         68,625
    10,000  Illinois Tool Works, Inc.....................        592,056        595,625
    15,933  International Paper Co.......................        656,085        650,266
     1,400  Kaufman & Broad Home Corp....................         29,404         47,162
     3,133  Kerr-McGee Corp..............................        171,717        209,715
    17,600  Kimberly-Clark Corp..........................        904,103      1,244,144
     3,500  Louisiana-Pacific Corp.......................         67,423         35,437
    14,700  Masco Corp...................................        394,997        377,606
     3,400  Mead Corp....................................        111,684        106,675
    13,000  Minnesota Mining and Manufacturing Co........      1,131,464      1,566,500
     5,200  Pactiv Corp. (a).............................        169,794         64,350
    42,544  Pharmacia Corp. (with rights)................      1,782,349      2,595,184
       900  Potlatch Corp................................         40,976         30,206
     5,600  PPG Industries, Inc..........................        335,381        259,350
     5,200  Praxair, Inc.................................        235,680        230,750
     1,300  Pulte Corp...................................         28,644         54,844
     7,164  Rohm & Haas Co...............................        244,175        260,143
     2,743  Sealed Air Corp. (a).........................        146,115         83,661
     5,400  Sherwin-Williams Co..........................        156,946        142,087
     1,600  Temple-Inland, Inc...........................         99,839         85,800
     4,500  Union Carbide Corp...........................        221,114        242,156
     3,300  Vulcan Materials Co..........................        157,671        157,987
     3,300  Westvaco Corp................................         97,093         96,319
     7,200  Weyerhaeuser Co..............................        391,512        365,400
     3,600  Williamette Industries, Inc..................        133,965        168,975
     2,900  Worthington Industries, Inc..................         49,062         23,381
                                                            ------------   ------------
                                                              13,242,514     14,052,188
                                                            ------------   ------------
            CAPITAL SPENDING-26.22%
     3,300  Adaptec, Inc. (a)............................        129,619         33,825
    25,500  ADC Telecommunications, Inc. (with
              rights) (a)................................        434,654        462,187
     7,900  Adobe Systems, Inc...........................        125,249        459,681
    10,200  Advanced Micro Devices, Inc. (a).............        140,668        140,887
    14,900  Agilent Technologies, Inc. (a)...............        678,898        815,775
    13,200  Altera Corp. (a).............................        559,234        347,325
    77,000  America Online, Inc. (a).....................      3,629,476      2,679,600
    11,800  Analog Devices, Inc. (a).....................        362,653        604,012
     2,700  Andrew Corp. (with rights) (a)...............         65,233         58,725
    10,700  Apple Computer, Inc. (a).....................        199,830        159,162
     6,900  Applied Biosystems Group-Applera Corp........        139,090        649,031
    26,800  Applied Materials, Inc. (a)..................        747,977      1,023,425

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
     9,800  Applied Micro Circuits Corp. (a).............   $    734,847   $    735,459
     1,900  Autodesk, Inc................................         65,114         51,181
    20,800  Automatic Data Processing, Inc...............        685,441      1,316,900
     9,178  Avaya, Inc. (a)..............................        259,309         94,648
     8,100  BMC Software, Inc. (a).......................        433,591        113,400
    29,306  Boeing Co....................................      1,312,765      1,934,196
       700  Briggs & Stratton Corp.......................         33,508         31,062
     7,800  Broadcom Corp. Class A (a)...................      1,644,116        659,100
     8,900  BroadVision, Inc. (a)........................        317,548        105,131
     6,100  Cabletron Systems, Inc. (a)..................        114,156         91,881
    11,300  Caterpillar, Inc.............................        583,434        534,631
     4,800  Ceridian Corp. (a)...........................        122,880         95,700
   237,200  Cisco Systems, Inc. (a)......................      5,428,649      9,072,900
     6,200  Citrix Systems, Inc. (a).....................        286,012        139,500
    56,105  Compaq Computer Corp.........................      1,552,052        844,380
    19,100  Computer Associates International, Inc.              868,170        372,450
     5,500  Computer Sciences Corp. (a)..................        291,093        330,687
    12,000  Compuware Corp. (a)..........................        431,346         75,000
     5,400  Comverse Technology, Inc. (a)................        334,190        586,575
     7,500  Conexant Systems, Inc. (a)...................        627,691        115,312
     5,100  Convergys Corp. (a)..........................        238,830        231,094
     3,100  Cooper Industries, Inc.......................        164,717        142,406
    30,300  Corning, Inc.................................        934,627      1,600,219
     1,975  Crane Co.....................................         57,680         56,164
     1,400  Cummins Engine Co., Inc......................         68,286         53,112
     4,700  Danaher Corp.................................        227,379        321,362
     7,700  Deere & Co...................................        361,398        352,756
    85,300  Dell Computer Corp. (a)......................      1,984,822      1,487,419
     6,700  Dover Corp...................................        223,507        271,769
     2,300  Eaton Corp...................................        186,285        172,931
    15,400  Electronic Data Systems Corp.................        691,107        889,350
    72,100  EMC Corp. (a)................................      1,470,571      4,794,650
    14,100  Emerson Electric Co..........................        823,443      1,111,256
    13,000  First Data Corp..............................        465,961        684,937
     2,500  Fluor Corp. (a)..............................         87,450         82,656
    10,600  Gateway, Inc. (a)............................        349,024        190,694
     6,600  General Dynamics Corp........................        371,573        514,800
     5,850  Genuine Parts Co.............................        187,766        153,197
     3,300  Goodrich (B.F.) Co...........................        134,561        120,037
    65,100  Hewlett-Packard Co...........................      1,727,262      2,054,719
    26,262  Honeywell International, Inc.................      1,142,229      1,242,521
     5,350  Ingersoll-Rand Co............................        244,028        224,031
   221,800  Intel Corp...................................      5,900,737      6,709,450
    57,800  International Business Machines Corp.              4,309,692      4,913,000
    10,100  Interpublic Group of Companies, Inc..........        314,859        429,881
     6,800  Intuit, Inc. (a).............................        333,625        268,175
     2,900  ITT Industries, Inc..........................        101,991        112,375
    31,700  JDS Uniphase Corp. (a).......................      4,242,217      1,321,494
     2,800  Johnson Controls, Inc........................        150,045        145,600
     6,100  KLA-Tencor Corp. (a)........................         174,787        205,494
     4,200  Lexmark International, Inc. (a)..............        282,393        186,112
    10,400  Linear Technology Corp.......................        573,253        481,000
    14,200  Lockheed Martin Corp.........................        625,109        482,090
    10,500  LSI Logic Corp. (a)..........................        191,466        179,445
   110,144  Lucent Technologies, Inc.....................      4,146,222      1,486,944
     9,400  Maxim Integrated Products, Inc. (a)..........        599,119        449,437
     2,000  McDermott International, Inc. (a)............         56,108         21,500
     2,700  Mercury Interactive Corp. (a)................        255,247        243,675
    18,600  Micron Technology, Inc. (a)..................        504,753        660,300
   175,700  Microsoft Corp. (a)..........................      9,726,297      7,642,950
     1,500  Millipore Corp...............................         56,648         94,500
     6,425  Molex, Inc...................................        261,054        228,087

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
     5,300  Moody's Corp.................................   $    113,676   $    136,144
    71,876  Motorola, Inc................................      1,571,614      1,455,489
     5,900  National Semiconductor Corp. (a).............        144,639        118,737
     3,200  NCR Corp. (a)................................        123,240        157,200
    10,400  Network Appliance, Inc. (a)..................        197,502        668,037
   102,080  Nortel Networks Corp.........................      2,163,095      3,272,940
     2,400  Northrop Grumman Corp........................        207,178        199,200
    11,000  Novell, Inc. (a).............................        147,282         57,406
     4,300  Novellus Systems, Inc. (a)...................        234,887        154,531
     5,800  Omnicom Group, Inc...........................        307,556        480,675
   184,500  Oracle Corp. (a).............................      1,299,767      5,362,031
     4,100  Pall Corp....................................         90,256         87,381
    18,601  Palm, Inc. (a)...............................        384,499        526,641
     9,200  Parametric Technology Corp. (a)..............        190,775        123,625
     3,800  Parker-Hannifin Corp.........................        148,058        167,675
    12,225  Paychex, Inc.................................        278,717        594,441
     9,400  PeopleSoft, Inc. (a).........................        242,486        349,562
     1,600  PerkinElmer, Inc.............................         46,528        168,000
     8,400  Pitney Bowes, Inc............................        411,512        278,250
     2,600  Power-One, Inc. (a)..........................        215,626        102,212
     3,000  QLogic Corp. (a).............................        356,550        231,562
    24,600  QUALCOMM, Inc. (a)...........................      1,306,781      2,021,812
     3,800  Quintiles Transnational Corp. (a)............         82,816         79,562
    11,300  Raytheon Co. Class B.........................        615,727        351,006
     5,900  Robert Half International, Inc. (a)..........        188,684        156,350
     6,000  Rockwell International Corp..................        274,824        285,750
     4,313  Sabre Holdings Corp. (a).....................        205,003        185,998
     5,000  Sanmina Corp. (a)............................        421,200        383,125
     3,900  Sapient Corp. (a)............................        199,882         46,556
     5,300  Scientific-Atlanta, Inc......................         80,950        172,581
    14,200  Siebel Systems, Inc. (a).....................        958,833        962,050
     1,900  Snap-On, Inc.................................         71,887         52,962
    20,900  Solectron Corp. (a)..........................        579,090        708,510
     2,900  Stanley Works................................        107,657         90,444
   106,100  Sun Microsystems, Inc. (a)...................      1,127,307      2,957,537
     4,900  Symbol Technologies, Inc.....................        178,703        176,400
     3,200  Tektronix, Inc. (a)..........................         58,988        107,800
    13,500  Tellabs, Inc. (a)............................        526,079        762,750
     5,700  Teradyne, Inc. (a)...........................        280,473        212,325
    57,000  Texas Instruments, Inc.......................      1,351,296      2,700,375
     4,700  Textron, Inc.................................        319,398        218,550
     5,900  Thermo Electron Corp. (a)...................         152,211        175,525
     1,900  Thomas & Betts Corp..........................         86,882         30,756
     2,000  Timken (The) Co..............................         48,568         30,250
     4,100  TRW, Inc.....................................        217,805        158,875
    57,670  Tyco International Ltd.......................      1,918,980      3,200,685
    10,400  Unisys Corp. (a).............................        272,488        152,100
    15,400  United Technologies Corp.....................        760,888      1,210,825
    12,893  VERITAS Software Corp. (a)...................      1,461,133      1,128,137
     5,900  Vitesse Semiconductor Corp. (a)..............        379,075        326,344
    22,000  Xerox Corp...................................        964,682        101,750
    10,900  Xilinx, Inc. (a).............................        495,201        502,762
    18,400  Yahoo!, Inc. (a).............................      3,101,607        555,162
                                                            ------------   ------------
                                                              95,957,162    102,644,670
                                                            ------------   ------------
            CONSUMER CYCLICAL-7.80%
    13,855  Albertson's, Inc.............................        622,257        367,157
     4,200  AutoZone, Inc. (a)...........................        121,452        119,700
     9,300  Bed Bath & Beyond, Inc. (a)..................        161,988        208,087
     6,800  Best Buy Co., Inc. (a).......................        448,027        201,025
     2,700  Black & Decker Corp..........................        138,678        105,975

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
     2,900  Brunswick Corp...............................   $     76,210   $     47,669
     6,800  Circuit City Stores -- CIRCUIT CITY GROUP            171,440         78,200
     3,700  Consolidated Stores Corp. (a)................        123,913         39,312
     2,500  Cooper Tire & Rubber Co......................         53,587         26,562
    14,700  Costco Wholesale Corp. (a)...................        404,545        587,081
    12,900  CVS Corp.....................................        486,410        773,194
     4,922  Dana Corp....................................        218,304         75,368
     3,900  Darden Restaurants, Inc......................         56,135         89,212
    18,699  Delphi Automotive Systems Corp...............        307,013        210,364
     3,100  Dillard's, Inc. Class A......................        103,946         36,619
    10,945  Dollar General Corp..........................        220,681        206,587
     9,900  Eastman Kodak Co.............................        718,155        389,812
     6,700  Federated Department Stores, Inc. (a)                291,423        234,500
    61,775  Ford Motor Co................................      1,580,181      1,447,852
    28,062  Gap, Inc.....................................        684,976        715,581
    18,600  General Motors Corp..........................      1,084,915        947,437
     3,100  Grainger (W.W.), Inc.........................        138,851        113,150
    10,000  Harley-Davidson, Inc.........................        354,911        397,500
     3,800  Harrah's Entertainment, Inc. (a).............         75,198        100,225
     5,700  Hasbro, Inc..................................        132,029         60,562
    12,200  Hilton Hotels Corp...........................        182,001        128,100
    76,350  Home Depot, Inc..............................      2,243,774      3,488,241
     8,700  J.C. Penney Co., Inc.........................        457,810         94,612
    16,000  Kmart Corp. (a)..............................        231,138         85,000
    10,900  Kohl's Corp. (a).............................        336,402        664,900
    27,200  Kroger Co. (a)...............................        621,713        736,100
    14,000  Limited (The), Inc...........................        197,189        238,875
     1,800  Liz Claiborne, Inc...........................         77,424         74,925
     1,300  Longs Drug Stores Corp.......................         41,324         31,362
    12,600  Lowe's Companies, Inc........................        472,141        560,700
     7,900  Marriott International, Inc. Class A.........        266,939        333,775
    14,200  Mattel, Inc..................................        422,798        205,048
     9,800  May Department Stores Co.....................        372,061        320,950
     2,600  Maytag Corp..................................        114,736         84,012
    43,200  McDonald's Corp..............................      1,363,816      1,468,800
     2,000  Navistar International Corp. (a).............         59,260         52,375
     8,900  Nike, Inc. Class B...........................        459,840        496,731
     4,300  Nordstrom, Inc...............................        127,879         78,206
    10,100  Office Depot, Inc. (a).......................        218,548         71,963
     2,500  PACCAR, Inc..................................        115,783        123,125
     6,100  RadioShack Corp..............................        147,355        261,156
     1,900  Reebok International Ltd. (a)................         45,752         51,946
    16,500  Safeway, Inc. (a)............................        873,491      1,031,250
    11,000  Sears, Roebuck & Co..........................        543,274        382,250
    15,000  Staples, Inc. (a)............................        324,375        177,188
     6,200  Starbucks Corp. (a)..........................        214,916        274,350
     6,400  Starwood Hotels & Resorts Worldwide, Inc.....        210,608        225,600
    29,500  Target Corp..................................        654,731        951,375
     4,800  Tiffany & Co.................................        154,449        151,800
     9,300  TJX Companies, Inc...........................        235,327        258,075
     6,800  Toys 'R' Us, Inc. (a)........................        170,021        113,475
     4,900  Tricon Global Restaurants, Inc. (a)..........        186,989        161,700
     4,315  Visteon Corp.................................         62,317         49,623
   147,200  Wal-Mart Stores, Inc.........................      4,360,457      7,820,000
    33,300  Walgreen Co..................................        657,586      1,392,356
     3,800  Wendy's International, Inc...................         90,279         99,750
     2,200  Whirlpool Corp...............................        126,905        104,913
     4,800  Winn-Dixie Stores, Inc.......................        189,088         93,000
                                                            ------------   ------------
                                                              26,405,721     30,516,338
                                                            ------------   ------------

--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            CONSUMER DISCRETIONARY-3.49%
     6,300  Allied Waste Industries, Inc. (a)............   $    110,051   $     91,744
    10,300  ALLTEL Corp..................................        539,463        643,106
     2,100  American Greetings Corp. Class A.............         76,095         19,819
    19,400  Carnival Corp................................        849,630        597,763
    29,800  Comcast Corp. Special Class A (a)............        839,282      1,244,150
     2,400  Deluxe Corp..................................         81,544         60,648
     4,100  Donnelley (R.R.) & Sons Co...................        151,842        110,700
     2,900  Dow Jones & Co., Inc.........................        138,381        164,213
     8,700  Gannett Co., Inc.............................        517,032        548,644
     5,200  Goodyear Tire & Rubber Co....................        297,639        119,548
     2,400  Harcourt General, Inc........................        100,428        137,280
     2,400  Knight-Ridder, Inc...........................        129,043        136,500
     6,500  Leggett & Platt, Inc.........................        142,775        123,094
     6,400  McGraw-Hill Companies, Inc...................        254,808        375,200
     1,700  Meredith Corp................................         56,530         54,719
     5,400  New York Times Co. Class A...................        162,253        216,338
    25,100  Nextel Communications, Inc. Class A (a)......        619,778        621,225
     2,000  Ryder System, Inc............................         58,541         33,250
    30,600  Sprint Corp. (PCS Group) (a).................        527,911        625,388
    43,700  Time Warner, Inc.............................      2,066,014      2,282,888
    10,000  Tribune Co...................................        291,828        422,500
     3,800  V.F. Corp....................................        172,864        137,712
    49,889  Viacom, Inc. Class B (a).....................      1,440,399      2,332,311
    68,800  Walt Disney Co...............................      2,116,110      1,990,900
    20,505  Waste Management, Inc........................        927,932        569,014
                                                            ------------   ------------
                                                              12,668,173     13,658,654
                                                            ------------   ------------
            CONSUMER STAPLES-6.91%
     1,900  Alberto-Culver Co............................         51,567         81,344
    29,700  Anheuser-Busch Companies, Inc................        797,806      1,351,350
    20,989  Archer-Daniels-Midland Co....................        341,013        314,835
     7,800  Avon Products, Inc...........................        297,765        373,425
     2,300  Brown-Forman Corp. Class B...................        128,476        152,950
    14,000  Campbell Soup Co.............................        667,135        484,750
    19,300  Clear Channel Communications, Inc. (a).......      1,222,324        934,844
     7,700  Clorox Co....................................        349,012        273,350
    81,700  Coca-Cola Co.................................      5,328,863      4,978,594
    13,800  Coca-Cola Enterprises, Inc...................        418,289        262,200
    18,900  Colgate-Palmolive Co.........................        748,046      1,219,995
    17,700  ConAgra Foods, Inc...........................        504,515        460,200
     1,200  Coors (Adolph) Co. Class B...................         55,173         96,375
     5,100  Fortune Brands, Inc..........................        182,239        153,000
     9,300  General Mills, Inc...........................        336,019        414,431
    34,700  Gillette Co..................................      1,678,523      1,253,538
    11,400  Heinz (H.J.) Co..............................        566,861        540,788
     4,500  Hershey Foods Corp...........................        269,563        289,688
     3,400  International Flavors & Fragrances, Inc.             152,089         69,063
    13,500  Kellogg Co...................................        514,850        354,375
     1,400  National Service Industries, Inc.............         53,967         35,963
     8,889  Newell Rubbermaid, Inc.......................        356,579        202,225
    47,600  PepsiCo, Inc.................................      1,700,736      2,359,175
    73,300  Philip Morris Companies, Inc.................      3,038,341      3,225,200
    43,000  Procter & Gamble Co..........................      3,425,412      3,372,813
     4,300  Quaker Oats Co...............................        224,597        418,713
    10,200  Ralston Purina Group.........................        222,629        266,475
    27,500  Sara Lee Corp................................        687,108        675,469
     4,400  Supervalu, Inc...............................         91,346         61,050
    22,000  SYSCO Corp...................................        264,394        660,000
     1,900  Tupperware Corp..............................         55,559         38,831

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    18,796  Unilever N.V. NY Shares......................   $  1,294,696   $  1,182,973
     5,400  UST, Inc.....................................        163,459        151,538
     3,700  Wrigley (Wm.) Jr. Co.........................        285,524        354,506
                                                            ------------   ------------
                                                              26,474,475     27,064,026
                                                            ------------   ------------
            ENERGY & RELATED-7.77%
     3,450  Ambac Financial Group, Inc...................        193,902        201,178
     2,900  Amerada Hess Corp............................        158,833        211,881
     8,163  Anadarko Petroleum Corp......................        319,556        580,226
     4,100  Apache Corp..................................        145,763        287,256
    10,900  Baker Hughes, Inc............................        308,866        453,031
     7,105  Burlington Resources, Inc....................        294,252        358,803
    21,200  Chevron Corp.................................      1,710,877      1,790,075
     4,000  CMS Energy Corp..............................        168,610        126,750
     7,100  Coastal Corp.................................        227,731        627,019
    20,502  Conoco, Inc. Class B.........................        530,825        593,277
     4,200  Devon Energy Corp............................        255,413        256,074
    12,153  Duke Energy Corp.............................        652,702      1,036,043
     7,700  El Paso Energy Corp..........................        311,794        551,513
    24,600  Enron Corp...................................        729,559      2,044,875
     3,900  EOG Resources, Inc...........................        165,071        213,281
   114,548  Exxon Mobil Corp.............................      7,416,847      9,958,517
    14,700  Halliburton Co...............................        584,169        532,875
     4,400  KeySpan Corp.................................        153,219        186,450
     3,800  Kinder Morgan, Inc...........................        180,822        198,313
     4,800  Nabors Industries, Inc. (a)..................        256,324        283,920
     1,500  NICOR, Inc...................................         57,154         64,781
     6,800  NiSource, Inc................................        169,379        209,100
    12,300  Occidental Petroleum Corp....................        285,858        298,275
     1,000  ONEOK, Inc...................................         32,259         48,188
     1,200  Peoples Energy Corp..........................         42,745         53,700
     8,400  Phillips Petroleum Co........................        379,002        477,750
     3,100  Rowan Companies, Inc. (a)....................         64,953         83,700
    70,700  Royal Dutch Petroleum Co. NY Shares                3,665,267      4,281,769
    18,900  Schlumberger Ltd.............................      1,075,138      1,510,819
     2,900  Sunoco, Inc..................................        102,222         97,694
    18,100  Texaco, Inc..................................      1,030,213      1,124,463
     4,800  Tosco Corp...................................        127,821        162,900
     8,000  Unocal Corp..................................        299,314        309,500
    10,200  USX-Marathon Group (with rights).............        308,775        283,050
    14,600  Williams Companies, Inc......................        462,289        583,088
    11,245  Xcel Energy, Inc.............................        309,033        326,808
                                                            ------------   ------------
                                                              23,176,557     30,406,942
                                                            ------------   ------------
            FINANCE-21.35%
     4,644  Aetna, Inc. (a)..............................        127,150        190,694
     8,700  AFLAC, Inc...................................        445,875        628,031
    24,100  Allstate Corp................................        951,788      1,049,856
    43,800  American Express Co..........................      1,392,881      2,406,263
     8,310  American General Corp........................        502,584        677,265
    76,672  American International Group, Inc............      3,471,674      7,556,984
    12,400  AmSouth Bancorporation.......................        330,642        189,100
     8,425  Aon Corp.....................................        320,397        288,556
    53,594  Bank of America Corp.........................      3,489,638      2,458,625
    24,400  Bank of New York Co., Inc....................        721,956      1,346,575
    38,132  Bank One Corp................................      1,870,126      1,396,585
    13,200  BB&T Corp....................................        432,244        492,525
     3,547  Bear Stearns Companies, Inc..................        162,351        179,789
     8,700  C.I.T. Group, Inc. Class A...................        175,818        175,088
     6,500  Capital One Financial Corp...................        278,748        427,781
    24,036  Cendant Corp. (a)............................        552,183        231,347
     6,950  Charter One Financial, Inc...................        161,567        200,681

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    43,150  Chase Manhattan Corp.........................   $  1,983,682   $  1,960,628
     5,800  Chubb Corp.(with rights).....................        380,612        501,700
     5,100  CIGNA Corp...................................        362,448        674,730
     5,300  Cincinnati Financial Corp....................        221,307        209,681
   165,658  Citigroup, Inc...............................      4,825,623      8,458,912
     5,150  Comerica, Inc................................        285,215        305,781
    10,782  Conseco, Inc.................................        402,054        142,188
     3,800  Countrywide Credit Industries, Inc...........        155,746        190,950
     4,700  Equifax, Inc.................................        161,506        134,831
    33,200  Fannie Mae...................................      1,918,431      2,880,100
    15,237  Fifth Third Bancorp..........................        577,214        910,411
    32,270  First Union Corp.............................      1,591,803        897,509
    31,273  Firstar Corp.................................        908,921        727,097
    29,725  FleetBoston Financial Corp...................      1,107,403      1,116,545
     8,000  Franklin Resources, Inc......................        369,108        304,800
    22,900  Freddie Mac..................................      1,035,050      1,577,238
   326,500  General Electric Co..........................      9,384,473     15,651,594
     5,200  Golden West Financial Corp...................        151,859        351,000
     3,000  H & R Block, Inc.............................        127,058        124,125
     7,400  Hartford Financial Services Group, Inc.              374,327        522,625
    15,473  Household International, Inc.................        616,012        851,015
     8,090  Huntington Bancshares, Inc...................        211,106        130,957
     5,300  J.P. Morgan & Co., Inc.......................        632,007        877,150
     3,350  Jefferson-Pilot Corp.........................        192,583        250,413
    14,000  KeyCorp......................................        444,868        392,000
     7,900  Lehman Brothers Holdings, Inc................        230,029        534,238
     6,300  Lincoln National Corp........................        254,397        298,069
     3,200  Loews Corp...................................        296,342        331,400
     9,050  Marsh & McLennan Companies, Inc..............        541,409      1,058,850
     3,200  MBIA, Inc....................................        201,104        237,200
    28,075  MBNA Corp....................................        623,428      1,037,020
    16,100  Mellon Financial Corp........................        481,213        791,919
    26,700  Merrill Lynch & Co., Inc.....................      1,026,342      1,820,606
    25,300  MetLife, Inc.................................        917,884        885,500
     3,500  MGIC Investment Corp.........................        167,244        236,031
    36,930  Morgan Stanley Dean Witter & Co..............      1,363,395      2,926,703
    20,000  National City Corp...........................        649,546        575,000
     7,300  Northern Trust Corp..........................        285,378        595,406
     4,520  Old Kent Financial Corp......................        171,491        197,750
     9,500  PNC Financial Services Group.................        481,075        694,094
     4,000  Price (T. Rowe) Associates, Inc..............        128,769        169,060
     2,400  Progressive Corp.............................        292,510        248,700
     9,400  Providian Financial Corp.....................        265,428        540,500
     7,300  Regions Financial Corp.......................        260,136        199,381
     4,200  SAFECO Corp..................................        187,862        138,075
    45,500  Schwab (Charles) Corp........................        748,687      1,291,063
     5,500  SouthTrust Corp..............................        217,406        223,781
     7,158  St. Paul Companies, Inc......................        268,608        388,769
     5,300  State Street Corp............................        341,500        658,313
     7,400  Stilwell Financial, Inc......................        195,026        291,838
     5,800  Summit Bancorp...............................        261,092        221,488
     9,800  SunTrust Banks, Inc..........................        686,923        617,400
     9,350  Synovus Financial Corp. (with rights)........        201,321        251,866
     4,300  Torchmark Corp...............................        142,864        165,281
    24,771  U.S. Bancorp.................................        828,867        723,004
     4,400  Union Planters Corp..........................        210,373        157,300
     7,966  UnumProvident Corp...........................        380,195        214,086
     5,400  USA Education, Inc...........................        256,586        367,200
     6,700  Wachovia Corp................................        522,924        389,438
    17,772  Washington Mutual, Inc.......................        719,150        943,027

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    56,300  Wells Fargo & Co.............................   $  2,005,439   $  3,135,206
                                                            ------------   ------------
                                                              60,619,981     83,594,287
                                                            ------------   ------------
            HEALTH CARE-13.18%
    51,000  Abbott Laboratories..........................      1,949,467      2,470,313
     4,300  Allergan, Inc................................        123,109        416,294
     7,800  ALZA Corp. (a)...............................        180,075        331,500
    43,200  American Home Products Corp..................      1,999,499      2,745,360
    34,000  Amgen, Inc. (with rights) (a)................        750,214      2,173,875
     1,800  Bausch & Lomb, Inc...........................         90,308         72,788
     9,700  Baxter International, Inc. (with rights).....        540,095        856,631
     8,400  Becton, Dickinson and Co.....................        252,085        290,850
     4,900  Biogen, Inc. (a).............................        451,719        294,306
     5,900  Biomet, Inc..................................        116,744        234,156
    13,400  Boston Scientific Corp. (a)..................        409,602        183,413
    64,400  Bristol-Myers Squibb Co......................      3,338,775      4,761,575
     1,700  C.R. Bard, Inc...............................         66,283         79,156
     9,200  Cardinal Health, Inc.........................        577,675        916,550
     6,300  Chiron Corp. (a).............................        276,671        280,350
     2,900  Forest Laboratories, Inc. (a)................        387,790        385,338
    10,100  Guidant Corp. (a)............................        377,313        544,769
    18,250  HCA -- THE HEALTHCARE CO.....................        482,307        803,183
    12,800  HEALTHSOUTH Corp. (a)........................        262,405        208,800
     5,600  Humana, Inc..................................        104,437         85,400
     9,700  IMS Health, Inc..............................        212,776        261,900
    45,800  Johnson & Johnson............................      3,438,212      4,811,863
     5,600  King Pharmaceuticals, Inc. (a)...............        201,956        289,450
    37,100  Lilly (Eli) & Co.............................      2,486,891      3,452,619
     3,400  Manor Care, Inc. (a).........................        100,459         70,125
     9,418  McKesson HBOC, Inc...........................        616,781        338,012
     6,900  MedImmune, Inc. (a)..........................        454,106        329,044
    39,600  Medtronic, Inc...............................      1,218,319      2,390,850
    76,000  Merck & Co., Inc.............................      4,768,912      7,115,500
   207,900  Pfizer, Inc. (with rights)...................      5,642,383      9,563,400
    48,200  Schering-Plough Corp.........................      1,862,660      2,735,350
     2,500  Sigma-Aldrich Corp...........................         84,260         98,281
     2,800  St. Jude Medical, Inc. (a)...................         93,812        172,025
     6,400  Stryker Corp.................................        334,464        323,776
    10,400  Tenet Healthcare Corp. (a)...................        279,498        462,150
    10,600  UnitedHealth Group, Inc......................        278,755        650,575
     3,400  Watson Pharmaceuticals, Inc. (a).............        151,750        174,038
     2,100  Wellpoint Health Networks, Inc. (a)..........        181,176        242,025
                                                            ------------   ------------
                                                              35,143,743     51,615,590
                                                            ------------   ------------
            METAL & MINING-0.67%
    10,700  Alcan Aluminium, Ltd.........................        326,341        365,806
    28,652  Alcoa, Inc...................................        636,685        959,842
     2,646  Allegheny Technologies, Inc..................        111,543         42,005
     1,000  Ball Corp....................................         39,046         46,063
    13,200  Barrick Gold Corp............................        270,057        216,216
     5,300  Freeport-McMoRan Copper & Gold, Inc.
              Class B (a)................................        106,353         45,381
     8,700  Homestake Mining Co..........................         93,157         36,431
     6,000  Inco Ltd. (a)................................        114,984        100,560
     5,601  Newmont Mining Corp..........................        154,107         95,567
     2,700  Nucor Corp...................................        133,004        107,156
     2,560  Phelps Dodge Corp............................        145,307        142,880
    10,900  Placer Dome, Inc.............................        149,265        104,913
     6,900  Transocean Sedco Forex, Inc..................        241,969        317,400
     2,900  USX-U.S. Steel Group.........................         85,306         52,200
                                                            ------------   ------------
                                                               2,607,124      2,632,420
                                                            ------------   ------------

--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            TRANSPORTATION-0.65%
     4,900  AMR Corp. (a)................................   $    139,356   $    192,019
    13,000  Burlington Northern Santa Fe Corp............        415,705        368,063
     7,300  CSX Corp.....................................        346,414        189,344
     4,100  Delta Air Lines, Inc.........................        232,821        205,769
     9,360  FedEx Corp. (a)..............................        335,786        374,026
    12,700  Norfolk Southern Corp........................        389,904        169,069
    16,537  Southwest Airlines Co........................        217,729        554,486
     8,200  Union Pacific Corp...........................        460,150        416,150
     2,200  US Airways Group, Inc. (a)...................        124,762         89,238
                                                            ------------   ------------
                                                               2,662,627      2,558,164
                                                            ------------   ------------
            UTILITIES-7.21%
    15,100  AES Corp. (a)................................        380,099        836,163
     4,500  Ameren Corp..................................        173,814        208,406
    10,600  American Electric Power Co., Inc.............        451,922        492,900
   123,680  AT&T Corp....................................      4,532,238      2,141,210
    61,600  BellSouth Corp...............................      2,056,716      2,521,750
     9,300  Calpine Corp. (a)............................        331,214        419,081
     4,700  CenturyTel, Inc..............................        208,209        168,025
     5,200  Cinergy Corp.................................        171,487        182,650
     7,000  Consolidated Edison, Inc.....................        283,884        269,500
     5,000  Constellation Energy Group...................        144,775        225,313
     7,894  Dominion Resources, Inc......................        301,149        528,898
     4,700  DTE Energy Co................................        169,384        183,006
    10,600  Dynegy, Inc. Class A.........................        561,175        594,263
    10,700  Edison International.........................        275,716        167,188

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
     7,400  Entergy Corp.................................   $    204,917   $    313,113
    10,475  Exelon Corp..................................        357,634        735,450
     7,500  FirstEnergy Corp.............................        207,286        236,719
     5,800  FPL Group, Inc...............................        317,409        416,150
    29,090  Global Crossing Ltd. (a).....................        695,793        416,351
     4,000  GPU, Inc.....................................        151,509        147,250
     5,300  Niagara Mohawk Holdings, Inc. (a)............         73,544         88,444
    12,800  PG&E Corp....................................        366,303        256,000
     2,800  Pinnacle West Capital Corp...................        104,457        133,350
     4,800  PPL Corp.....................................        119,090        216,900
     6,772  Progress Energy, Inc.........................        255,312        333,098
     7,100  Public Service Enterprise Group, Inc.........        231,972        345,238
    54,604  Qwest Communications International,
              Inc. (a)...................................      2,331,955      2,238,764
     9,674  Reliant Energy, Inc..........................        252,087        419,005
   111,536  SBC Communications, Inc......................      4,291,904      5,325,844
     6,755  Sempra Energy................................        170,784        157,054
    22,200  Southern Co..................................        560,780        738,150
    29,100  Sprint Corp..................................        975,907        591,094
     8,502  TXU Corp.....................................        344,900        376,745
    88,946  Verizon Communications.......................      4,122,572      4,458,418
    94,736  WorldCom, Inc. (a)...........................      3,439,959      1,326,304
                                                            ------------   ------------
                                                              29,617,856     28,207,794
                                                            ------------   ------------
            TOTAL COMMON STOCKS..........................   $328,575,933   $386,951,073
                                                            ============   ============

SHORT-TERM INVESTMENTS-1.32%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-1.23%
   $4,812,743  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $  4,812,743
                                                               ------------
               U.S. TREASURY BILLS-0.09%
     360,000   U.S. Treasury Bill, 5.62% 3-22-2001 (e)......        355,505
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      5,168,248
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $333,744,181)(b)...........................   $392,119,321
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $333,978,623 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $107,800,387
Unrealized depreciation.....................................  (49,659,689)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $58,140,698
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.60% of total net assets as of December 31, 2000.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

Financial Futures-Long
                                                                             Market                  Unrealized
                                                                             Value                   Appreciation/
                                                                            Covered                  (Depreciation)
                                                              Number of        by                        at
Issuer                                                        Contract(s)  Contract(s)  Expiration   12/31/2000
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500                                             14       $4,672,500   March 2001    ($186,625)

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-96.95%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            ACCOMMODATION AND FOOD SERVICE-
            TRAVELER-0.33%
    34,000  MGM Mirage, Inc..............................   $    901,000   $    958,375
                                                            ------------   ------------
            AEROSPACE PRODUCT AND PARTS MANUFACTURING
            -0.15%
     5,600  United Technologies Corp.....................        355,149        440,300
                                                            ------------   ------------
            BEVERAGE MANUFACTURING -2.27%
    50,800  Coca-Cola Co.................................      2,839,240      3,095,625
    71,800  PepsiCo, Inc.................................      2,667,727      3,558,587
                                                            ------------   ------------
                                                               5,506,967      6,654,212
                                                            ------------   ------------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT -3.61%
   182,900  Cisco Systems, Inc. (a)......................      6,277,362      6,995,925
    71,000  Nokia Oyj Corp. ADR..........................      1,720,186      3,088,500
     1,600  QUALCOMM, Inc. (a)...........................        117,384        131,500
     6,700  Tellabs, Inc. (a)............................        439,140        378,550
                                                            ------------   ------------
                                                               8,554,072     10,594,475
                                                            ------------   ------------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-2.76%
    63,600  Dell Computer Corp. (a)......................      2,582,044      1,109,025
    40,800  EMC Corp. (a)................................      2,567,628      2,713,200
    31,900  Hewlett-Packard Co...........................      1,424,440      1,006,844
    45,900  Sun Microsystems, Inc. (a)...................        816,639      1,279,462
    11,000  Symbol Technologies, Inc.....................        413,139        396,000
    18,350  VERITAS Software Corp. (a)...................      1,449,897      1,605,625
                                                            ------------   ------------
                                                               9,253,787      8,110,156
                                                            ------------   ------------
            COMPUTER MANUFACTURING-NAVIGATIONAL,
            MEASURING AND CONTROL INSTRUMENTS-1.22%
       400  Agilent Technologies, Inc. (a)...............         19,795         21,900
    13,000  Applied Biosystems Group-Applera Corp........      1,201,410      1,222,812
    34,300  Danaher Corp.................................      1,351,338      2,345,262
                                                            ------------   ------------
                                                               2,572,543      3,589,974
                                                            ------------   ------------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT -8.10%
    67,800  Altera Corp. (a).............................      1,758,790      1,783,987
    46,000  Analog Devices, Inc. (a).....................      2,932,991      2,354,625
    14,000  Applied Micro Circuits Corp. (a).............      1,052,137      1,050,656
    97,700  Flextronics International Ltd. (a)...........      2,586,946      2,784,450
    68,100  Intel Corp...................................      2,847,363      2,060,025
     8,800  JDS Uniphase Corp. (a).......................        815,224        366,850
    38,200  LSI Logic Corp. (a)..........................      1,360,582        652,838
    31,900  Maxim Integrated Products, Inc. (a)..........        914,834      1,525,219
     9,400  QLogic Corp. (a).............................        884,565        725,562
     8,800  SDL, Inc. (a)................................      2,156,975      1,304,050
    60,800  Solectron Corp. (a)..........................      2,139,169      2,061,120
    42,800  Texas Instruments, Inc.......................      1,421,507      2,027,650
    63,772  Tyco International Ltd.......................      2,577,803      3,539,346
    33,700  Xilinx, Inc. (a).............................      1,141,787      1,554,412
                                                            ------------   ------------
                                                              24,590,673     23,790,790
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            ELECTRICAL EQUIPMENT MANUFACTURING - 2.97%
   182,200  General Electric Co..........................   $  6,877,196   $  8,734,212
                                                            ------------   ------------
            ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
            OTHER-1.21%
    67,300  Corning, Inc.................................      1,488,262      3,554,281
                                                            ------------   ------------
            ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
            PROGRAMMING-0.49%
    34,400  Comcast Corp. Special Class A (a)............      1,342,965      1,436,200
                                                            ------------   ------------
            ENTERTAINMENT-DATA PROCESSING, HOSTING AND
            RELATED SERVICES-1.14%
    63,700  First Data Corp..............................      2,618,830      3,356,194
                                                            ------------   ------------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-2.73%
    60,200  AT&T Corp.-Liberty Media Corp. (a)...........      1,319,225        816,462
    56,600  Clear Channel Communications, Inc. (a).......      3,594,359      2,741,562
    82,896  Viacom, Inc. Class B (a).....................      2,739,025      3,875,388
    19,900  Walt Disney Co...............................        703,686        575,856
                                                            ------------   ------------
                                                               8,356,295      8,009,268
                                                            ------------   ------------
            ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
            DATABASE PUBLISHER-0.46%
    23,000  McGraw-Hill Companies, Inc...................      1,369,019      1,348,375
                                                            ------------   ------------
            ENTERTAINMENT-RADIO AND TELEVISION
            BROADCASTING-0.55%
    57,800  Infinity Broadcasting Corp. Class A (a)            1,456,424      1,614,787
                                                            ------------   ------------
            FINANCE-ACTIVITIES RELATED TO CREDIT
            BANKING-0.16%
    10,600  Concord EFS, Inc. (a)........................        428,965        465,737
                                                            ------------   ------------
            FINANCE-AGENCIES, BROKERAGE AND OTHER
            INSURANCE ACTIVITIES-1.16%
    29,100  Marsh & McLennan Companies, Inc..............      2,197,382      3,404,700
                                                            ------------   ------------
            FINANCE-DEPOSITORY CREDIT BANKING-9.96%
    75,200  Bank of New York Co., Inc....................      2,557,106      4,150,100
    39,050  Chase Manhattan Corp.........................      1,849,953      1,774,334
   219,160  Citigroup, Inc...............................      6,866,901     11,190,858
    32,600  Firstar Corp.................................        756,027        757,950
    89,700  Mellon Financial Corp........................      2,908,209      4,412,119
    27,100  State Street Corp............................      2,099,596      3,366,091
    64,700  Wells Fargo & Co.............................      2,341,697      3,602,981
                                                            ------------   ------------
                                                              19,379,489     29,254,433
                                                            ------------   ------------
            FINANCE-INSURANCE CARRIERS-4.99%
    90,000  ACE Ltd......................................      2,422,545      3,819,375
    17,100  American International Group, Inc............      1,121,299      1,685,419
    18,700  CIGNA Corp...................................      1,474,932      2,474,010
     9,900  Hartford Financial Services Group, Inc.              680,181        699,188
    67,400  UnitedHealth Group, Inc......................      1,891,498      4,136,675
    16,000  Wellpoint Health Networks, Inc. (a)..........      1,190,632      1,844,000
                                                            ------------   ------------
                                                               8,781,087     14,658,667
                                                            ------------   ------------
            FINANCE-NONDEPOSITORY CREDIT BANKING-8.73%
    57,200  American Express Co..........................      2,104,371      3,142,425
    47,100  Capital One Financial Corp...................      1,848,659      3,099,769

--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    73,700  Fannie Mae...................................   $  4,380,804   $  6,393,475
   142,200  Freddie Mac..................................      7,149,571      9,794,025
    56,000  Providian Financial Corp.....................      2,619,700      3,220,000
                                                            ------------   ------------
                                                              18,103,105     25,649,694
                                                            ------------   ------------
            FINANCE-OTHER FINANCIAL INVESTMENT
            ACTIVITIES-0.61%
    45,700  Stilwell Financial, Inc......................      1,533,411      1,802,294
                                                            ------------   ------------
            FINANCE-SECURITIES AND COMMODITY CONTRACTS
            AND BROKERAGE-1.41%
     8,000  Goldman Sachs Group, Inc.....................        613,888        855,500
    32,900  Morgan Stanley Dean Witter & Co..............      1,390,684      2,607,325
    24,150  Schwab (Charles) Corp........................        803,066        685,256
                                                            ------------   ------------
                                                               2,807,638      4,148,081
                                                            ------------   ------------
            FOOD MANUFACTURING-GRAIN AND OILSEED
            MILLING-0.13%
     4,000  Quaker Oats Co...............................        266,070        389,500
                                                            ------------   ------------
            HEALTH CARE-ELECTROMEDICAL
            MANUFACTURING-1.35%
     3,900  Medtronic, Inc. (with rights)................        211,641        235,463
    44,500  Waters Corp. (a).............................      1,591,902      3,715,750
                                                            ------------   ------------
                                                               1,803,543      3,951,213
                                                            ------------   ------------
            HEALTH CARE-HEALTH AND PERSONAL CARE
            STORES-1.07%
    52,242  CVS Corp.....................................      2,173,353      3,131,255
                                                            ------------   ------------
            HEALTH CARE-MEDICAL AND DIAGNOSTIC
            LABORATORIES-0.10%
     1,600  Laboratory Corporation of America
              Holdings (a)...............................        246,480        281,600
                                                            ------------   ------------
            HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
            MANUFACTURING-2.48%
    46,900  Baxter International, Inc. (with rights).....      3,236,316      4,141,856
    29,900  Johnson & Johnson............................      2,857,340      3,141,369
                                                            ------------   ------------
                                                               6,093,656      7,283,225
                                                            ------------   ------------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-9.87%
     9,400  Allergan, Inc................................        747,520        910,038
    65,300  American Home Products Corp..................      3,327,682      4,149,815
    20,200  Amgen, Inc. (with rights) (a)................        812,314      1,291,538
    27,400  MedImmune, Inc. (a)..........................      1,457,930      1,306,638
    33,600  Merck & Co., Inc.............................      2,466,786      3,145,800
   255,400  Pfizer, Inc. (with rights)...................      7,406,650     11,748,400
    54,757  Pharmacia Corp. (with rights)................      2,649,331      3,340,177
    54,600  Schering-Plough Corp.........................      2,502,199      3,098,550
                                                            ------------   ------------
                                                              21,370,412     28,990,956
                                                            ------------   ------------
            HEALTH CARE-SCIENTIFIC RESEARCH AND
            DEVELOPMENT SERVICES-1.11%
    24,800  Genentech, Inc. (a)..........................        971,135      2,021,200
     4,000  IDEC Pharmaceuticals Corp. (a)...............        705,875        758,250
    12,000  Immunex Corp. (a)............................        480,801        487,500
                                                            ------------   ------------
                                                               2,157,811      3,266,950
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            INFORMATION-OTHER INFORMATION SERVICES-1.89%
   110,600  America Online, Inc. (a).....................   $  5,402,500   $  3,848,880
    13,400  Juniper Networks, Inc. (a)...................      1,883,920      1,689,238
                                                            ------------   ------------
                                                               7,286,420      5,538,118
                                                            ------------   ------------
            INFORMATION-OTHER TELECOMMUNICATIONS-1.40%
    19,900  Crown Castle International Corp. (a).........        598,218        538,544
    19,900  Exodus Communications, Inc. (a)..............        904,959        398,000
    16,000  Nextel Communications, Inc. Class A (a)......        775,591        396,000
    49,400  Nortel Networks Corp.........................      3,033,724      1,583,888
    13,900  SBC Communications, Inc......................        622,583        663,725
    25,600  Sprint Corp. (PCS Group) (a).................      1,042,842        523,200
                                                            ------------   ------------
                                                               6,977,917      4,103,357
                                                            ------------   ------------
            INFORMATION-SOFTWARE PUBLISHERS-4.47%
    20,000  Intuit, Inc. (a).............................        824,854        788,750
    10,900  Macromedia, Inc. (a).........................        929,461        662,175
   120,200  Microsoft Corp. (a)..........................      8,471,086      5,228,700
   147,700  Oracle Corp. (a).............................      1,767,304      4,292,531
     1,600  Peregrine Systems, Inc. (a)..................        124,115         31,600
    27,300  Siebel Systems, Inc. (a).....................      1,574,639      1,849,575
     3,800  VeriSign, Inc. (a)...........................        350,675        281,913
                                                            ------------   ------------
                                                              14,042,134     13,135,244
                                                            ------------   ------------
            INFORMATION-TELECOMMUNICATIONS CARRIERS-1.19%
    25,800  China Mobile Ltd. (a)........................        792,022        699,825
    77,900  Vodafone Group plc ADR.......................      3,191,230      2,789,794
                                                            ------------   ------------
                                                               3,983,252      3,489,619
                                                            ------------   ------------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-0.11%
    18,800  XO Communications, Inc. Class A (a)..........        950,149        334,875
                                                            ------------   ------------
            MACHINERY MANUFACTURING-INDUSTRIAL
            MACHINERY-0.69%
    38,700  Applied Materials, Inc. (a)..................      1,811,063      1,477,856
    15,900  KLA-Tencor Corp. (a)........................         660,878        535,631
                                                            ------------   ------------
                                                               2,471,941      2,013,487
                                                            ------------   ------------
            PAPER (CONVERTED) PRODUCT MANUFACTURING-0.24%
     9,900  Kimberly-Clark Corp..........................        605,750        699,831
                                                            ------------   ------------
            PETROLEUM AND COAL-MINING SUPPORT
            ACTIVITIES-2.27%
   105,100  Baker Hughes, Inc............................      3,260,153      4,368,219
    19,400  BJ Services Co. (a)..........................      1,178,077      1,336,175
     2,700  Schlumberger Ltd.............................        208,424        215,831
    16,500  Transocean Sedco Forex, Inc..................        684,720        759,000
                                                            ------------   ------------
                                                               5,331,374      6,679,225
                                                            ------------   ------------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-4.39%
    12,100  Amerada Hess Corp............................        778,144        884,056
    26,400  BP Amoco plc ADR.............................      1,331,420      1,263,900
    40,500  Chevron Corp.................................      3,554,395      3,419,719
    56,680  Exxon Mobil Corp.............................      3,856,728      4,927,618

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    39,600  Royal Dutch Petroleum Co. NY Shares             $  2,370,141   $  2,398,275
                                                            ------------   ------------
                                                              11,890,828     12,893,568
                                                            ------------   ------------
            PIPELINE-TRANSPORTATION OF NATURAL GAS-0.52%
    21,500  El Paso Energy Corp..........................      1,376,277      1,539,938
                                                            ------------   ------------
            PROFESSIONAL SERVICES-ADVERTISING AND RELATED
            SERVICES-0.77%
    27,200  Omnicom Group, Inc...........................      1,712,899      2,254,200
                                                            ------------   ------------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-1.52%
    14,700  Ariba, Inc. (a)..............................      1,278,537        790,125
    55,500  Automatic Data Processing, Inc...............      1,939,670      3,513,844
     1,000  Brocade Communications Systems, Inc. (a).....         96,263         91,813
       400  Check Point Software Technologies
              Ltd. (a)...................................         55,691         53,425
                                                            ------------   ------------
                                                               3,370,161      4,449,207
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            RETAIL-BUILDING MATERIALS AND SUPPLIES
            DEALERS-0.81%
    51,800  Home Depot, Inc..............................   $  2,193,222   $  2,366,613
                                                            ------------   ------------
            RETAIL-DEPARTMENT STORES-0.44%
    39,900  Target Corp..................................      1,229,798      1,286,775
                                                            ------------   ------------
            RETAIL-GROCERY STORES-2.68%
   107,700  Kroger Co. (a)...............................      2,623,793      2,914,631
    79,500  Safeway, Inc. (a)............................      3,309,333      4,968,750
                                                            ------------   ------------
                                                               5,933,126      7,883,381
                                                            ------------   ------------
            RETAIL-OTHER GENERAL MERCHANDISE STORES-1.23%
    67,800  Wal-Mart Stores, Inc.........................      2,622,182      3,601,875
                                                            ------------   ------------
            TOBACCO MANUFACTURING-1.21%
    80,800  Philip Morris Companies, Inc.................      3,104,440      3,555,200
                                                            ------------   ------------
            TOTAL COMMON STOCKS..........................   $237,667,454   $284,694,417
                                                            ============   ============

SHORT-TERM INVESTMENTS-3.01%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-3.01%
   $ 886,124   First American Prime Obligation Fund, Current
                 rate -- 6.24%..............................   $    886,124
   7,951,555   T Rowe Price Reserve Money Market Mutual
                 Fund-Current Rate -- 6.68%.................      7,951,554
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      8,837,678
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $246,505,132)(b)...........................   $293,532,095
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $247,521,371 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $64,076,843
Unrealized depreciation.....................................  (18,066,119)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $46,010,724
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.11% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES II
Schedule of Investments
December 31, 2000

COMMON STOCKS-90.98%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            AEROSPACE PRODUCT AND PARTS
            MANUFACTURING-1.04%
     2,000  United Technologies Corp.....................   $   124,319   $   157,250
                                                            -----------   -----------
            BEVERAGE MANUFACTURING-0.44%
     1,100  Coca-Cola Co.................................        59,913        67,031
                                                            -----------   -----------
            CHEMICAL MANUFACTURING-BASIC CHEMICAL
            MANUFACTURING-0.86%
     1,900  Air Products and Chemicals, Inc..............        64,087        77,900
     1,100  Du Pont (E.I.) De Nemours & Co...............        54,727        53,144
                                                            -----------   -----------
                                                                118,814       131,044
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT-4.77%
    12,100  Cisco Systems, Inc. (a)......................       720,301       462,825
     1,000  Comverse Technology, Inc. (a)................        89,366       108,625
     3,500  Nokia Oyj Corp. ADR..........................       167,830       152,250
                                                            -----------   -----------
                                                                977,497       723,700
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-6.47%
     5,600  EMC Corp. (a)................................       439,926       372,400
     1,000  International Business Machines Corp.........       113,841        85,000
     8,800  Sun Microsystems, Inc. (a)...................       432,553       245,300
     3,200  VERITAS Software Corp. (a)...................       351,380       280,000
                                                            -----------   -----------
                                                              1,337,700       982,700
                                                            -----------   -----------
            COMPUTER MANUFACTURING-NAVIGATIONAL,
            MEASURING AND CONTROL INSTRUMENTS - 0.62%
     1,000  Applied Biosystems Group-Applera Corp.               95,414        94,062
                                                            -----------   -----------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-7.22%
     2,500  Intel Corp...................................       171,979        75,625
     3,400  JDS Uniphase Corp. (a).......................       310,806       141,737
       350  PMC-Sierra, Inc. (a).........................        72,844        27,519
     2,500  Sanmina Corp. (a)............................       191,885       191,562
     1,400  Texas Instruments, Inc.......................        87,220        66,325
     8,700  Tyco International Ltd.......................       431,645       482,850
     2,400  Xilinx, Inc. (a).............................       165,435       110,700
                                                            -----------   -----------
                                                              1,431,814     1,096,318
                                                            -----------   -----------
            ELECTRICAL EQUIPMENT
            MANUFACTURING - 4.96%
    15,700  General Electric Co..........................       823,839       752,619
                                                            -----------   -----------
            ENTERTAINMENT-DATA PROCESSING, HOSTING AND
            RELATED SERVICES-1.70%
     3,100  First Data Corp..............................       147,597       163,331
     2,000  Fiserv, Inc. (a).............................        90,150        94,875
                                                            -----------   -----------
                                                                237,747       258,206
                                                            -----------   -----------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-1.38%
     6,500  AT&T Corp.-Liberty Media Corp. (a)...........       140,966        88,156
     2,600  Viacom, Inc. Class B (a).....................       157,332       121,550
                                                            -----------   -----------
                                                                298,298       209,706
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
            DATABASE PUBLISHERS - 0.96%
     2,800  Time Warner, Inc.............................   $   211,402   $   146,272
                                                            -----------   -----------
            FINANCE-DEPOSITORY CREDIT
            BANKING - 5.85%
     4,500  Chase Manhattan Corp.........................       220,500       204,469
     8,500  Citigroup, Inc...............................       433,698       434,031
     2,300  Fifth Third Bancorp..........................       107,902       137,425
       900  State Street Corp............................        98,950       111,789
                                                            -----------   -----------
                                                                861,050       887,714
                                                            -----------   -----------
            FINANCE-INSURANCE CARRIERS-3.27%
     4,100  American International Group, Inc............       338,901       404,106
     1,500  UnitedHealth Group, Inc......................        90,840        92,062
                                                            -----------   -----------
                                                                429,741       496,168
                                                            -----------   -----------
            FINANCE-NONDEPOSITORY CREDIT BANKING-4.14%
     4,600  American Express Co..........................       251,406       252,712
     2,500  Fannie Mae...................................       157,047       216,875
     2,300  Freddie Mac..................................       118,859       158,412
                                                            -----------   -----------
                                                                527,312       627,999
                                                            -----------   -----------
            FINANCE-SECURITIES AND COMMODITY CONTRACTS
            AND BROKERAGE-3.14%
     2,700  Merrill Lynch & Co., Inc.....................       157,967       184,106
     3,700  Morgan Stanley Dean Witter & Co..............       302,640       293,225
                                                            -----------   -----------
                                                                460,607       477,331
                                                            -----------   -----------
            HEALTH CARE-ELECTROMEDICAL
            MANUFACTURING-1.83%
     4,600  Medtronic, Inc. (with rights)................       241,678       277,725
                                                            -----------   -----------
            HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
            MANUFACTURING-0.69%
     1,000  Johnson & Johnson............................        90,630       105,063
                                                            -----------   -----------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-13.92%
     2,900  Allergan, Inc................................       212,655       280,756
     1,600  American Home Products Corp..................        91,565       101,680
     4,600  Amgen, Inc. (with rights) (a)................       300,598       294,113
     3,200  Merck & Co., Inc.............................       262,288       299,600
    12,500  Pfizer, Inc. (with rights)...................       533,007       575,000
     5,400  Pharmacia Corp. (with rights)................       303,484       329,400
     4,100  Schering-Plough Corp.........................       186,547       232,675
                                                            -----------   -----------
                                                              1,890,144     2,113,224
                                                            -----------   -----------
            INFORMATION-OTHER INFORMATION SERVICES -
            0.89%
     2,800  America Online, Inc. (a).....................       145,020        97,440
       300  Juniper Networks, Inc. (a)...................        38,213        37,819
                                                            -----------   -----------
                                                                183,233       135,259
                                                            -----------   -----------
            INFORMATION-OTHER TELECOMMUNICATIONS-3.67%
     9,200  Nortel Networks Corp.........................       513,203       294,975
     5,500  SBC Communications, Inc......................       264,264       262,625
                                                            -----------   -----------
                                                                777,467       557,600
                                                            -----------   -----------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES II (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            INFORMATION-SOFTWARE
            PUBLISHERS - 3.23%
     4,400  Microsoft Corp. (a)..........................   $   322,796   $   191,400
    10,300  Oracle Corp. (a).............................       374,106       299,344
                                                            -----------   -----------
                                                                696,902       490,744
                                                            -----------   -----------
            INFORMATION-TELECOMMUNICATIONS CARRIERS-1.04%
     4,400  Vodafone Group plc ADR.......................       182,857       157,575
                                                            -----------   -----------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-0.46%
     1,700  BellSouth Corp...............................        74,901        69,594
                                                            -----------   -----------
            MACHINERY MANUFACTURING-INDUSTRIAL
            MACHINERY-0.43%
     1,700  Applied Materials, Inc. (a)..................       132,278        64,919
                                                            -----------   -----------
            MANUFACTURING-SOAP, CLEANING COMPOUND,
            TOILET-0.85%
     2,000  Colgate-Palmolive Co.........................       110,228       129,100
                                                            -----------   -----------
            PAPER, PULP AND PAPERBOARD
            MILLS-0.26%
       700  Bowater, Inc.................................        35,902        39,463
                                                            -----------   -----------
            PETROLEUM AND COAL-MINING SUPPORT
            ACTIVITIES-1.24%
     1,900  Halliburton Co...............................        84,218        68,875
     1,500  Schlumberger Ltd.............................       110,923       119,906
                                                            -----------   -----------
                                                                195,141       188,781
                                                            -----------   -----------
            PETROLEUM AND COAL-NATURAL GAS
            DISTRIBUTION-1.09%
     2,000  Enron Corp...................................       149,519       166,250
                                                            -----------   -----------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-3.34%
     5,000  Exxon Mobil Corp.............................       417,358       434,688
     1,200  Royal Dutch Petroleum Co. NY Shares..........        70,598        72,675
                                                            -----------   -----------
                                                                487,956       507,363
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            PIPELINE-TRANSPORTATION OF NATURAL GAS-1.19%
     1,300  Dynegy, Inc. Class A.........................   $    69,230   $    72,881
     1,500  El Paso Energy Corp..........................        77,733       107,438
                                                            -----------   -----------
                                                                146,963       180,319
                                                            -----------   -----------
            PROFESSIONAL SERVICES-ADVERTISING AND RELATED
            SERVICES-0.70%
     2,500  Interpublic Group of Companies, Inc..........        99,990       106,406
                                                            -----------   -----------
            RETAIL-BUILDING MATERIALS AND SUPPLIES
            DEALERS-1.71%
     5,700  Home Depot, Inc..............................       296,769       260,419
                                                            -----------   -----------
            RETAIL-DEPARTMENT STORES-1.02%
     4,800  Target Corp..................................       149,649       154,800
                                                            -----------   -----------
            RETAIL-GROCERY STORES-1.44%
     3,500  Safeway, Inc. (a)............................       170,534       218,750
                                                            -----------   -----------
            RETAIL-OTHER GENERAL MERCHANDISE STORES-2.50%
     2,600  Costco Wholesale Corp. (a)...................       108,619       103,838
     5,200  Wal-Mart Stores, Inc.........................       280,036       276,250
                                                            -----------   -----------
                                                                388,655       380,088
                                                            -----------   -----------
            TRANSIT-URBAN TRANSIT SYSTEMS-0.27%
     1,400  Canadian National Railway Co.................        41,967        41,563
                                                            -----------   -----------
            TRANSPORTATION-AIR SCHEDULED-0.23%
       700  Delta Air Lines, Inc.........................        35,105        35,130
                                                            -----------   -----------
            UTILITIES-ELECTRIC GENERATION, TRANSMISSION
            AND DISTRIBUTION-1.27%
     2,200  Calpine Corp. (a)............................        95,420        99,139
     1,100  Duke Energy Corp.............................        91,777        93,775
                                                            -----------   -----------
                                                                187,197       192,914
                                                            -----------   -----------
            WHOLESALERS-GROCERY AND RELATED
            PRODUCTS-0.89%
     4,500  SYSCO Corp...................................       117,978       135,000
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $14,879,110   $13,816,169
                                                            ===========   ===========

SHORT-TERM INVESTMENTS-13.09%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING 0.34%
   $  51,341   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $    51,341
                                                               -----------
               OTHER DIRECT FEDERAL OBLIGATIONS-12.10%
   1,838,000   Federal Home Loan Bank, 5.70% 1-2-2001.......     1,837,426
                                                               -----------
               U.S. TREASURY BILLS-0.65%
      50,000   U.S. Treasury Bill, 5.68% 3-22-2001(e).......        49,376
      50,000   U.S. Treasury Bill, 6.10% 3-1-2001...........        49,540
                                                               -----------
                                                                    98,916
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     1,987,683
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $16,866,793) (b)...........................   $15,803,852
                                                               ===========

--------------------------------------------------------------------------------
 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $16,913,851 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,000,478
Unrealized depreciation.....................................   (2,110,477)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,109,999)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.73% of total net assets as of December 31, 2000.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

        FINANCIAL FUTURES-LONG
                                                                            Market                   Unrealized
                                                                             Value                   Appreciation/
                                                                            Covered                  (Depreciation)
                                                              Number of       by                        at
        Issuer                                                Contract(s)  Contract(s)  Expiration   12/31/2000
----------------------------------------------------------------------------------------------------------------
        Standard & Poor's 500                                     12        $801,000    March 2001    ($17,745)

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-96.49%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               AUSTRALIA-1.25%
     176,670   BHP Ltd. -- PETROLEUM AND COAL -- OIL AND GAS
                 EXTRACTION.................................   $  1,710,909   $  1,861,015
                                                               ------------   ------------
               DENMARK-0.85%
      31,000   Tele Danmark A/S -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,014,905      1,263,412
                                                               ------------   ------------
               FINLAND-1.00%
      43,600   UPM-Kymmene Oyj -- PAPER, PULP AND PAPERBOARD
                 MILLS......................................      1,281,785      1,496,212
                                                               ------------   ------------
               FRANCE-13.01%
      20,700   Alcatel S.A. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................        880,861      1,175,832
      38,594   Aventis S.A. -- CHEMICAL
                 MANUFACTURING -- OTHER CHEMICAL AND
                 PREPARATION................................      2,369,555      3,388,058
      16,490   Axa -- FINANCE -- INSURANCE CARRIERS.........      1,652,877      2,384,299
      20,000   BNP Paribas S.A. -- FINANCE -- INTERNATIONAL
                 TRADE FINANCING............................      1,160,814      1,755,743
       9,710   Compagnie de
               Saint-Gobain -- MANUFACTURING -- MISCELLANEOUS...    1,363,952    1,525,227
      32,100   Lagardere S.C.A. -- MANAGEMENT OF COMPANIES
                 AND ENTERPRISES............................      2,173,754      1,862,571
      11,800   Suez Lyonnaise des Eaux
                 S.A. -- UTILITIES -- WATER, SEWAGE AND
                 OTHER SYSTEMS..............................      1,735,128      2,154,870
      24,307   Total Fina Elf S.A. -- PETROLEUM AND
                 COAL -- PRODUCTS MANUFACTURING.............      2,091,481      3,614,980
      23,754   Vivendi Universal S.A. -- OTHER
                 SERVICES -- COMMERCIAL AND INDUSTRIAL
                 MACHINERY AND EQUIPMENT....................      1,293,834      1,563,415
                                                               ------------   ------------
                                                                 14,722,256     19,424,995
                                                               ------------   ------------
               GERMANY-6.97%
       9,334   Allianz AG -- FINANCE -- INSURANCE
                 CARRIERS...................................      3,225,308      3,523,005
      55,100   Bayerische Hypo-und Vereinsbank
                 AG -- FINANCE -- INTERNATIONAL TRADE
                 FINANCING..................................      3,548,247      3,093,657
      44,100   E.On AG -- MANUFACTURING -- MISCELLANEOUS....      2,394,915      2,683,076
      70,200   ThyssenKrupp AG -- PRIMARY METAL
                 MANUFACTURING -- IRON, STEEL MILLS AND
                 FERROALLY..................................      1,277,518      1,100,710
                                                               ------------   ------------
                                                                 10,445,988     10,400,448
                                                               ------------   ------------
               ITALY-3.24%
      68,471   Alleanza
                 Assicurazioni -- FINANCE -- INSURANCE AND
                 EMPLOYEE BENEFIT FUNDS.....................        891,510      1,126,229
     296,400   ENI S.p.A. -- PETROLEUM AND COAL -- OIL AND
                 GAS EXTRACTION.............................      1,625,625      1,892,372
     112,500   San Paolo-IMI S.p.A. -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      1,686,488      1,818,884
                                                               ------------   ------------
                                                                  4,203,623      4,837,485
                                                               ------------   ------------
               JAPAN-18.58%
       7,500   Acom Co. Ltd. -- FINANCE -- OTHER FINANCIAL
                 INVESTMENT ACTIVITIES......................        823,867        553,634
      44,000   Canon, Inc. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      1,330,461      1,541,156
     122,000   Fujitsu Ltd. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      3,380,313      1,799,019
     200,000   Hitachi Ltd. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      2,277,810      1,782,837
      71,000   Kao Corp. -- RETAIL -- OTHER GENERAL
                 MERCHANDISE STORES.........................      1,640,694      2,064,098
         346   Mizuho Holdings,
                 Inc. -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      2,989,437      2,145,079
     165,000   Nikko Securities Co.
                 Ltd. -- FINANCE -- INSURANCE AND EMPLOYEE
                 BENEFIT FUNDS..............................      1,567,165      1,278,678
         214   Nippon Telegraph and Telephone
                 Corp. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,554,756      1,542,224
     501,000   Nissan Motor Co.
                 Ltd. (a) -- MANUFACTURING -- MOTOR
                 VEHICLE....................................      2,121,006      2,886,673
          68   NTT DoCoMo,
                 Inc. -- INFORMATION -- TELECOMMUNICATIONS
                 CARRIERS...................................        589,281      1,173,030
      15,900   Orix Corp. -- REAL ESTATE, RENTAL AND
                 LEASING -- ACTIVITIES RELATED TO REAL
                 ESTATE.....................................        863,159      1,595,569
     363,000   Sakura Bank Ltd. -- FINANCE -- INTERNATIONAL
                 TRADE FINANCING............................      2,270,069      2,193,257
      61,000   Sankyo Co. Ltd. -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      1,374,071      1,463,573
      33,500   Sony Corp. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      2,018,579      2,317,426
     212,000   Sumitomo Trust & Banking Co.
                 Ltd. -- FINANCE -- INTERNATIONAL TRADE
                 FINANCING..................................        814,417      1,442,417
      20,000   TDK Corp. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      2,103,612      1,947,461
                                                               ------------   ------------
                                                                 28,718,697     27,726,131
                                                               ------------   ------------
               NETHERLANDS-9.68%
      73,400   Akzo Nobel N.V. -- CHEMICAL
                 MANUFACTURING -- BASIC CHEMICAL
                 MANUFACTURING..............................      3,241,792      3,941,953
     114,900   Getronics N.V. -- PROFESSIONAL
                 SERVICES -- COMPUTER SYSTEMS DESIGN AND
                 RELATED....................................      2,418,301        675,326
      38,950   Heineken N.V. -- BEVERAGE MANUFACTURING......      1,393,166      2,356,947
      52,500   ING Groep N.V. -- FINANCE -- INTERNATIONAL
                 TRADE FINANCING............................      3,097,600      4,193,785
      38,804   Koninklijke (Royal) Philips Electronics
                 N.V. -- ELECTRICAL EQUIPMENT
                 MANUFACTURING -- COMPONENT OTHER...........        728,656      1,421,614
      68,300   Wolters Kluwer
                 N.V. -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      1,596,079      1,862,245
                                                               ------------   ------------
                                                                 12,475,594     14,451,870
                                                               ------------   ------------
               PORTUGAL-1.42%
     231,800   Portugal Telecom, SGRS, S.A. (with
                 rights) -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,484,308      2,119,785
                                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SINGAPORE-3.35%
     293,000   Oversea-Chinese Banking Corp.
                 Ltd. -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................   $  2,103,649   $  2,179,758
     377,304   United Overseas Bank
                 Ltd. -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      2,236,485      2,828,692
                                                               ------------   ------------
                                                                  4,340,134      5,008,450
                                                               ------------   ------------
               SPAIN-2.79%
     140,800   Endesa S.A. -- UTILITIES -- ELECTRIC
                 GENERATION, TRANSMISSION AND
                 DISTRIBUTION...............................      3,109,589      2,399,378
     106,544   Telefonica
               S.A. (a) -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................      1,455,441      1,760,602
                                                               ------------   ------------
                                                                  4,565,030      4,159,980
                                                               ------------   ------------
               SWEDEN-4.44%
     144,300   Electrolux AB Class B -- HEALTH
                 CARE -- HEALTH AND PERSONAL CARE STORES....      2,121,726      1,873,430
     190,500   Investor AB Class B -- FINANCE -- OTHER
                 INVESTMENT POOLS AND FUNDS.................      2,712,758      2,846,749
     111,100   Svenska Handelsbanken AB
                 Class A -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      1,025,509      1,901,611
                                                               ------------   ------------
                                                                  5,859,993      6,621,790
                                                               ------------   ------------
               SWITZERLAND-4.34%
      14,564   ABB Ltd. -- ELECTRICAL EQUIPMENT
                 MANUFACTURING..............................      1,559,629      1,552,565
         204   Roche Holding AG -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      2,301,400      2,078,396
       4,710   Zurich Financial Services
                 AG -- FINANCE -- INSURANCE CARRIERS........      2,050,375      2,839,661
                                                               ------------   ------------
                                                                  5,911,404      6,470,622
                                                               ------------   ------------
               UNITED KINGDOM-25.57%
      30,863   AstraZeneca plc -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      1,224,696      1,552,292
     316,732   BAE SYSTEMS plc -- AEROSPACE PRODUCT AND
                 PARTS MANUFACTURING........................      1,660,297      1,807,372
     460,500   BP Amoco plc -- PETROLEUM AND COAL -- OIL AND
                 GAS EXTRACTION.............................      3,642,159      3,693,994
     251,300   British Telecommunications
                 plc -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      3,725,670      2,139,733
     326,220   Cadbury Schweppes plc -- BEVERAGE
                 MANUFACTURING..............................      1,860,987      2,256,232
     255,614   Diageo plc -- BEVERAGE MANUFACTURING.........      2,157,239      2,854,224
      86,700   GKN plc -- MANUFACTURING -- MOTOR VEHICLE
                 PARTS......................................      1,167,177        920,186
     123,450   GlaxoSmithKline plc (a) -- HEALTH
                 CARE -- MEDICAL AND DIAGNOSTIC
                 LABORATORIES...............................      3,551,100      3,485,347
     271,500   Great Universal Stores
                 plc -- RETAIL -- ELECTRONIC SHOPPING AND
                 MAIL-ORDER HOUSES..........................      2,368,450      2,137,335
     166,800   Halifax Group plc -- FINANCE -- OTHER
                 FINANCIAL INVESTMENT ACTIVITIES............      1,918,623      1,648,231
     187,215   HSBC Holdings plc -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      2,068,662      2,754,667
   1,027,300   Invensys
                 plc -- MANUFACTURING -- MISCELLANEOUS......      3,449,194      2,401,618
     207,100   National Grid Group
                 plc -- UTILITIES -- ELECTRIC GENERATION,
                 TRANSMISSION AND DISTRIBUTION..............      1,758,976      1,882,491
      94,400   Prudential plc -- FINANCE -- INSURANCE
                 CARRIERS...................................      1,319,975      1,515,907
     157,100   Reed International
                 plc -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      1,151,047      1,639,211
     692,900   Tesco plc -- RETAIL -- OTHER GENERAL
                 MERCHANDISE STORES.........................      2,212,091      2,828,284
     719,000   Vodafone Group
                 plc -- INFORMATION -- TELECOMMUNICATIONS
                 CARRIERS...................................      3,394,740      2,636,772
                                                               ------------   ------------
                                                                 38,631,083     38,153,896
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $137,365,709   $143,996,091
                                                               ============   ============

SHORT-TERM INVESTMENTS-3.33%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-DEPOSITORY CREDIT BANKING-3.33%
   $4,976,402  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $  4,976,402
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $142,342,111) (b)..........................   $148,972,493
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $143,304,194 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $19,589,019
Unrealized depreciation.....................................  (13,920,720)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,668,299
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES II
Schedule of Investments
December 31, 2000

COMMON STOCKS-95.75%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
               AUSTRALIA-1.38%
       5,000   Brambles Industries
                 Ltd. -- TRANSPORTATION -- OTHER SUPPORT
                 ACTIVITIES.................................  $   137,386    $   116,697
      36,000   News Corp. Ltd. -- ENTERTAINMENT -- MOTION
                 PICTURE AND VIDEO INDUSTRIES...............      404,619        256,067
      19,000   Publishing & Broadcasting
                 Ltd. -- ENTERTAINMENT -- RADIO AND
                 TELEVISION BROADCASTING....................      153,072        137,754
      36,000   Telstra Corp. Ltd. -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................      122,307        128,493
                                                              -----------    -----------
                                                                  817,384        639,011
                                                              -----------    -----------
               BELGIUM-0.38%
         840   Dexia -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      114,252        151,899
         630   UCB S.A. -- HEALTH CARE -- PHARMACEUTICAL AND
                 MEDICINE MANUFACTURING.....................       21,635         23,353
                                                              -----------    -----------
                                                                  135,887        175,252
                                                              -----------    -----------
               BRAZIL-0.84%
      13,000   Petroleo Brasileiro
                 S.A. -- WHOLESALERS -- PETROLEUM AND
                 PETROLEUM PRODUCTS.........................      347,651        328,250
       2,000   Uniao de Bancos Brasileiros S.A.
                 GDR -- FINANCE -- OTHER FINANCIAL
                 INVESTMENT ACTIVITIES......................       67,370         58,875
                                                              -----------    -----------
                                                                  415,021        387,125
                                                              -----------    -----------
               CANADA-1.40%
       3,890   Alcan Aluminium Ltd. -- PRIMARY METAL
                 MANUFACTURING -- ALUMINA AND ALUMINUM
                 PRODUCTION.................................      122,627        132,990
       6,344   Celestica, Inc. (a) -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      546,675        344,162
       2,810   Nortel Networks Corp. -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................      187,140         90,213
       2,280   Royal Bank of Canada -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................       68,979         77,189
                                                              -----------    -----------
                                                                  925,421        644,554
                                                              -----------    -----------
               DENMARK-0.06%
         680   Tele Danmark A/S -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................       37,678         27,714
                                                              -----------    -----------
               FINLAND-2.48%
      25,751   Nokia Oyj -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................    1,243,475      1,148,437
                                                              -----------    -----------
               FRANCE-13.83%
       7,680   Alcatel S.A. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      480,109        436,251
         420   Altran Technologies
                 S.A. -- CONSTRUCTION -- OTHER HEAVY AND
                 CIVIL ENGINEERING..........................       91,392         95,035
       9,840   Aventis S.A. -- CHEMICAL
                 MANUFACTURING -- OTHER CHEMICAL AND
                 PREPARATION................................      510,144        861,647
       4,210   Axa -- FINANCE -- INSURANCE CARRIERS.........      615,636        608,727
       5,430   BNP Paribas S.A. -- FINANCE -- INTERNATIONAL
                 TRADE FINANCING............................      491,393        476,684
       1,860   Bouygues S.A. -- MANAGEMENT OF COMPANIES AND
                 ENTERPRISES................................      108,741         84,262
         900   Cap Gemini S.A. -- PROFESSIONAL
                 SERVICES -- COMPUTER SYSTEMS DESIGN AND
                 RELATED....................................      169,123        145,173
       1,300   Compagnie de
               Saint-Gobain -- MANUFACTURING -- MISCELLANEOUS...     180,591     204,201
         870   Equant N.V. (a) -- ENTERTAINMENT -- DATA
                 PROCESSING, HOSTING AND RELATED SERVICES...       32,384         22,749
         450   Groupe Danone -- FOOD
                 MANUFACTURING -- OTHER.....................       54,569         67,854
         640   Hermes International -- APPAREL
                 MANUFACTURING -- ACCESSORIES AND OTHER.....       91,147         90,675
         300   LaFarge S.A. -- NONMETALLIC
                 MANUFACTURING -- CEMENT AND CONCRETE
                 PRODUCT....................................       24,151         25,153
       1,090   Legrand S.A. -- WHOLESALERS -- ELECTRICAL &
                 ELECTRONIC GOODS MERCHANT..................      197,362        220,031
         750   L'Oreal S.A. -- WHOLESALERS -- MISCELLANEOUS
                 NONDURABLE GOODS MERCHANT..................       56,866         64,291
         820   LVMN (Louis Vuitton Moet
                 Hennessy) -- WHOLESALERS -- BEER, WINE,
                 DISTILLED ALOCHOLIC BEVERAGE...............       63,576         54,278
       7,340   Sanofi-Synthelabo S.A. -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      372,006        489,298
         940   Schneider Electric
                 S.A. -- WHOLESALERS -- MACHINERY,
                 EQUIPMENT, SUPPLIES MERCHANT...............       64,040         68,575
       1,610   Societe Generale -- FINANCE -- COMMERCIAL
                 BANKING....................................       97,963        100,070
       6,360   Societe Television Francaise
                 1 -- ENTERTAINMENT -- RADIO AND TELEVISION
                 BROADCASTING...............................      456,646        343,356
         400   Sodexho Alliance -- ACCOMMODATION AND FOOD
                 SERVICE -- SPECIAL FOOD SERVICES...........       63,759         74,098
       4,370   STMicroelectronics N.V. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      249,753        190,789
       6,243   Total Fina Elf S.A. -- PETROLEUM AND
                 COAL -- PRODUCTS MANUFACTURING.............      705,693        928,470
      11,290   Vivendi Universal S.A. -- OTHER
                 SERVICES -- COMMERCIAL AND INDUSTRIAL
                 MACHINERY AND EQUIPMENT....................      903,801        743,073
                                                              -----------    -----------
                                                                6,080,845      6,394,740
                                                              -----------    -----------
               GERMANY-3.87%
         740   Allianz AG -- FINANCE -- INSURANCE
                 CARRIERS...................................      251,825        279,304
       1,670   Bayer AG -- CHEMICAL MANUFACTURING -- BASIC
                 CHEMICAL MANUFACTURING.....................       68,440         87,649
       5,050   Bayerische Hypo- und Vereinsbank
                 AG -- FINANCE -- INTERNATIONAL TRADE
                 FINANCING..................................      284,460        283,538
       5,180   Deutsche Bank AG -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      436,304        437,472

--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
       1,260   Deutsche Telekom
                 AG -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................  $    42,248    $    38,448
       3,410   E.On AG -- MANUFACTURING -- MISCELLANEOUS....      161,508        207,467
       2,570   Gehe AG -- HEALTH CARE -- DRUGS & DRUGGISTS
                 SUNDRIES WHOLESALERS.......................       89,838         98,329
         940   Rhoen-Klinikum AG -- HEALTH CARE -- GENERAL
                 MEDICAL AND SURGICAL HOSPITALS.............       42,736         52,866
       1,920   SAP AG -- INFORMATION -- SOFTWARE
                 PUBLISHERS.................................      382,225        223,533
         600   Siemens AG -- COMPUTER
                 MANUFACTURING -- NAVIGATIONAL, MEASURING
                 AND CONTROL INSTRUMENTS....................       93,252         79,572
                                                              -----------    -----------
                                                                1,852,836      1,788,178
                                                              -----------    -----------
               HONG KONG-2.09%
      20,000   Cheung Kong (Holdings) Ltd. -- REAL ESTATE,
                 RENTAL AND LEASING -- ACTIVITIES RELATED TO
                 REAL ESTATE................................      256,599        255,773
      61,000   China Mobile (Hong Kong)
                 Ltd. (a) -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      440,108        333,158
      25,000   Hutchison Whampoa Ltd. -- REAL ESTATE, RENTAL
                 AND LEASING -- ACTIVITIES RELATED TO REAL
                 ESTATE.....................................      360,626        311,703
     103,000   Pacific Century CyberWorks
                 Ltd. (a) -- INFORMATION -- INTERNET SERVICE
                 PROVIDERS AND WEB SEARCH PORTALS...........      130,983         66,687
                                                              -----------    -----------
                                                                1,188,316        967,321
                                                              -----------    -----------
               INDIA-0.45%
      10,000   ICICI Limited ADR -- FINANCE -- OTHER
                 FINANCIAL INVESTMENT ACTIVITIES............      121,303        105,000
       7,000   Reliance Industries GDR -- TEXTILE -- OTHER
                 TEXTILE PRODUCT MILLS......................       99,108        101,671
                                                              -----------    -----------
                                                                  220,411        206,671
                                                              -----------    -----------
               ITALY-5.85%
      14,000   Alleanza
                 Assicurazioni -- FINANCE -- INSURANCE AND
                 EMPLOYEE BENEFIT FUNDS.....................      179,967        223,064
       3,200   Assicurazioni
                 Generali -- FINANCE -- INSURANCE AND
                 EMPLOYEE BENEFIT FUNDS.....................      102,741        127,090
     146,000   Banca Intesa S.p.A. -- FINANCE -- INSURANCE
                 CARRIERS...................................      576,086        701,847
      19,000   Bipop-Carire S.p.A. -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      173,442        123,982
      49,900   ENI S.p.A. -- PETROLEUM AND COAL -- OIL AND
                 GAS EXTRACTION.............................      271,937        318,588
       4,000   Mediaset S.p.A. -- ENTERTAINMENT -- RADIO AND
                 TELEVISION BROADCASTING....................       68,578         47,734
      13,000   Mediolanum S.p.A. -- FINANCE -- INSURANCE
                 CARRIERS...................................      215,460        165,631
      78,000   Olivetti S.p.A. -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................      224,874        186,381
       2,000   San Paolo-IMI S.p.A. -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................       32,568         32,336
      25,000   Tecnost S.p.A. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................       84,551         66,310
      44,000   Telecom Italia Mobile
                 S.p.A. (T.I.M.) -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      379,494        351,149
      69,000   UniCredito Italiano
                 S.p.A. -- FINANCE -- COMMERCIAL BANKING....      349,046        360,847
                                                              -----------    -----------
                                                                2,658,744      2,704,959
                                                              -----------    -----------
               JAPAN-16.48%
      16,000   Canon, Inc. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      690,933        560,420
           9   DDI Corp. -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................       70,729         43,424
          12   East Japan Railway Co. -- TRANSIT -- OTHER
                 TRANSIT AND GROUND PASSENGER
                 TRANSPORTATION.............................       63,937         70,403
       2,100   Fanuc Ltd. -- ELECTRICAL EQUIPMENT
                 MANUFACTURING -- COMPONENT OTHER...........      224,727        142,881
          19   Fuji Television Network,
                 Inc. -- ENTERTAINMENT -- RADIO AND
                 TELEVISION BROADCASTING....................      263,158        132,434
       8,000   Fujitsu Ltd. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      220,080        117,968
       4,000   Furukawa Electric Co. Ltd. -- FABRICATED
                 METAL MANUFACTURING -- SPRING AND WIRE
                 PRODUCT....................................      110,193         69,877
       7,000   Hitachi Ltd. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................       81,051         62,399
       2,000   ITO-YOKADO Co. Ltd. -- RETAIL -- OTHER
                 GENERAL MERCHANDISE STORES.................       97,308         99,825
       3,000   Kao Corp. -- RETAIL -- OTHER GENERAL
                 MERCHANDISE STORES.........................       79,314         87,215
       3,500   Kyocera Corp. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      594,353        382,180
      12,000   Marui Co. Ltd. -- RETAIL -- DEPARTMENT
                 STORES.....................................      174,985        181,261
       1,100   Matsushita Comunication Industrial Co.
                 Ltd. -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................      147,346        138,222
      17,000   Matsushita Elec -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      439,318        406,392
      29,000   Mitsui Fudosan Co. Ltd. -- REAL ESTATE,
                 RENTAL AND LEASING -- ACTIVITIES RELATED TO
                 REAL ESTATE................................      320,000        288,222
          61   Mizuho Holdings,
                 Inc. -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      439,597        378,179
       4,100   Murata Manufacturing Co. Ltd. -- ELECTRICAL
                 EQUIPMENT MANUFACTURING -- COMPONENT
                 OTHER......................................      628,377        481,086
      25,000   NEC Corp. -- COMPUTER
                 MANUFACTURING -- COMPUTER AND PERIPHERAL
                 EQUIPMENT..................................      657,184        457,531
          57   Nippon Telegraph and Telephone
                 Corp. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      529,383        410,779
      19,000   Nomura Securities Co.
                 Ltd. -- FINANCE -- OTHER FINANCIAL
                 INVESTMENT ACTIVITIES......................      429,557        341,900
          15   NTT DoCoMo, Inc. -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      453,263        258,757
       7,000   Sankyo Co. Ltd. -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      165,699        167,951
       3,000   Seven-Eleven Japan Co.
                 Ltd. -- RETAIL -- OTHER GENERAL MERCHANDISE
                 STORES.....................................      183,748        170,753
       3,000   Shin-Etsu Chemical Co. Ltd. -- CHEMICAL
                 MANUFACTURING -- RESIN, SYNTHETIC RUBBER
                 AND FILAMENTS..............................      146,450        115,587

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES II (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
       7,000   Shiseido Co. Ltd. -- HEALTH CARE -- HEALTH
                 AND PERSONAL CARE STORES...................  $    81,147    $    78,152
         300   Softbank Corp. -- INFORMATION -- SOFTWARE
                 PUBLISHERS.................................       29,597         10,429
       9,900   Sony Corp. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................    1,086,577        684,851
      28,000   Sumitomo Bank Ltd. -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      353,767        287,601
      13,000   Sumitomo
                 Corporation -- TRANSPORTATION -- DEEP SEA,
                 COASTAL, GREAT LAKES WATER.................      112,194         93,573
       1,500   TDK Corp. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      206,463        146,060
       2,600   Tokyo Electron Ltd. -- MACHINERY
                 MANUFACTURING -- INDUSTRIAL MACHINERY......      234,404        142,977
      46,000   Toshiba Corp. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      398,144        307,741
       7,000   Yamanouchi Pharmaceutical Co. Ltd. -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      322,883        302,802
                                                              -----------    -----------
                                                               10,035,866      7,619,832
                                                              -----------    -----------
               LUXEMBOURG-0.08%
         249   Societe Europeene des Satellites
               FDR (a) -- INFORMATION -- TELECOMMUNICATIONS
                 SATELLITE..................................       37,014         37,406
                                                              -----------    -----------
               MEXICO-1.60%
      40,000   Fomento Economico Mexicano, S.A. de
                 C.V. -- BEVERAGE MANUFACTURING.............      175,276        120,102
       4,000   Grupo Iusacell S.A. de C.V.
                 ADR (a) -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................       53,740         39,000
       7,450   Grupo Televisa S.A.
                 GDR (a) -- ENTERTAINMENT -- RADIO AND
                 TELEVISION BROADCASTING....................      485,368        334,784
       5,450   Telefonos de Mexico S.A. ADR
               Class L -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................      315,738        245,931
                                                              -----------    -----------
                                                                1,030,122        739,817
                                                              -----------    -----------
               NETHERLANDS-6.09%
       2,560   ABN-AMRO Holding
                 N.V. -- FINANCE -- INTERNATIONAL TRADE
                 FINANCING..................................       59,067         58,215
         480   Akzo Nobel N.V. -- CHEMICAL
                 MANUFACTURING -- BASIC CHEMICAL
                 MANUFACTURING..............................       20,312         25,778
       8,830   ASM Lithography Holding N.V. -- MACHINERY
                 MANUFACTURING -- OTHER GENERAL PURPOSE.....      341,844        200,547
       5,160   Elsevier N.V. -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...       65,131         75,868
       9,550   ING Groep N.V. -- FINANCE -- INTERNATIONAL
                 TRADE FINANCING............................      488,349        762,869
      15,692   Koninklijke (Royal) Philips Electronics
                 N.V. -- ELECTRICAL EQUIPMENT
                 MANUFACTURING -- COMPONENT OTHER...........      526,500        574,890
       1,090   KPN N.V. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................       27,115         12,547
       5,420   Royal Dutch Petroleum -- PETROLEUM AND
                 COAL -- PRODUCTS MANUFACTURING.............      337,234        332,098
       1,070   United Pan-Europe Communications
                 N.V. (a) -- ENTERTAINMENT -- CABLE AND
                 OTHER SUBSCRIPTION PROGRAMMING.............       21,217         10,930
      11,860   VNU N.V. -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      647,841        582,936
       6,590   Wolters Kluwer
                 N.V. -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      131,375        179,681
                                                              -----------    -----------
                                                                2,665,985      2,816,359
                                                              -----------    -----------
               NORWAY-0.26%
       6,180   Orkla ASA -- FOOD MANUFACTURING -- OTHER.....      121,996        121,939
                                                              -----------    -----------
               PORTUGAL-0.31%
       3,910   Jeronimo Martins, S.G.P.S.,
                 S.A. -- WHOLESALERS -- GROCERY AND RELATED
                 PRODUCT MERCHANT...........................       41,751         40,382
      11,410   Portugal Telecom, SGRS, S.A. (with
                 rights) -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................       95,128        104,343
                                                              -----------    -----------
                                                                  136,879        144,725
                                                              -----------    -----------
               SINGAPORE-0.63%
       4,000   DBS Group Holdings Ltd. -- FINANCE -- OTHER
                 FINANCIAL INVESTMENT ACTIVITIES............       49,666         45,213
      34,000   Singapore Telecommunications
                 Ltd. -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................       55,581         52,745
      26,000   United Overseas Bank
                 Ltd. -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      169,494        194,925
                                                              -----------    -----------
                                                                  274,741        292,883
                                                              -----------    -----------
               SOUTH KOREA-0.39%
       4,400   Korea Telecom Corp.
                 ADR -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................      163,320        136,400
       2,700   Pohang Iron & Steel Co. Ltd. ADR -- PRIMARY
                 METAL MANUFACTURING -- IRON, STEEL MILLS
                 AND FERROALLY..............................       49,442         42,019
                                                              -----------    -----------
                                                                  212,762        178,419
                                                              -----------    -----------
               SPAIN-3.00%
      24,600   Banco Bilbao Vizcaya Argentaria
                 S.A. -- FINANCE............................      362,304        366,087
      31,590   Banco Santander Central Hispano
                 S.A. -- FINANCE -- COMMERCIAL BANKING......      344,349        338,122
      12,630   Endesa S.A. -- UTILITIES -- ELECTRIC
                 GENERATION, TRANSMISSION AND
                 DISTRIBUTION...............................      244,467        215,228
       8,580   Repsol-YPF S.A. -- PETROLEUM AND COAL -- OIL
                 AND GAS EXTRACTION.........................      172,172        137,109
      13,721   Telefonica
               S.A. (a) -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................      219,080        226,735

--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
       2,080   Telefonica S.A.
               ADR (a) -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................  $   129,142    $   104,000
                                                              -----------    -----------
                                                                1,471,514      1,387,281
                                                              -----------    -----------
               SWEDEN-3.65%
       1,360   Atlas Copco AB -- CONSTRUCTION -- OTHER HEAVY
                 CONSTRUCTION...............................       21,622         28,467
       5,680   Electrolux AB Class B -- HEALTH
                 CARE -- HEALTH AND PERSONAL CARE STORES....       72,709         73,743
      53,220   Ericsson LM AB -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................    1,028,319        606,343
       8,210   Hennes & Mauritz AB -- TEXTILE -- FABRIC
                 FINISHING AND FABRIC COATING MILLS.........      142,531        127,037
      52,840   Nordic Baltic Holding AB -- FINANCE -- OTHER
                 FINANCIAL INVESTMENT ACTIVITIES............      258,769        400,409
       1,680   Sandvik AB -- MACHINERY
                 MANUFACTURING -- METALWORKING..............       32,455         40,418
      22,220   Securitas AB -- WASTE MANAGEMENT,
                 ADMINISTRATIVE -- INVESTIGATION AND
                 SECURITY SERVICES..........................      505,869        412,114
                                                              -----------    -----------
                                                                2,062,274      1,688,531
                                                              -----------    -----------
               SWITZERLAND-4.69%
       2,690   ABB Ltd. -- ELECTRICAL EQUIPMENT
                 MANUFACTURING..............................      279,476        286,762
         350   Adecco S.A. -- WASTE MANAGEMENT,
                 ADMINISTRATIVE -- EMPLOYMENT SERVICES......      245,599        220,302
         940   Credit Suisse
                 Group -- REG -- FINANCE -- COMMERCIAL
                 BANKING....................................      195,877        178,661
         329   Nestle S.A. -- FOOD MANUFACTURING -- OTHER...      649,015        767,430
          23   Roche Holding AG -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      198,026        234,329
         238   Syngenta AG  (a) -- FARMING -- SUPPORT
                 ACTIVITIES FOR CORP PRODUCTION.............       10,377         12,479
       2,870   UBS AG -- FINANCE -- INTERNATIONAL TRADE
                 FINANCING..................................      390,273        468,445
                                                              -----------    -----------
                                                                1,968,643      2,168,408
                                                              -----------    -----------
               UNITED KINGDOM-25.73%
       4,000   Abbey National plc -- FINANCE -- REAL ESTATE
                 CREDIT (MORTGAGE BANKING)..................       47,536         72,838
       9,600   AstraZeneca plc -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      417,432        482,844
       7,000   BG Group plc -- WHOLESALERS -- PETROLEUM AND
                 PETROLEUM PRODUCTS.........................       29,684         27,396
      24,000   BP Amoco plc -- PETROLEUM AND COAL -- OIL AND
                 GAS EXTRACTION.............................      225,071        192,521
      25,900   British Telecommunications
                 plc -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      414,110        220,530
      37,000   Cable & Wireless plc -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      626,160        499,093
      25,700   Cadbury Schweppes plc -- BEVERAGE
                 MANUFACTURING..............................      159,161        177,749
       7,000   Celltech Group plc (a) -- HEALTH
                 CARE -- MEDICAL AND DIAGNOSTIC
                 LABORATORIES...............................      139,735        123,702
      18,000   Centrica plc -- WHOLESALERS -- PETROLEUM AND
                 PETROLEUM PRODUCTS MERCHANT................       56,703         69,708
      10,000   David S. Smith (Holdings)
                 plc -- PAPER (CONVERTED) PRODUCT
                 MANUFACTURING..............................       21,738         25,245
      41,400   Diageo plc -- BEVERAGE MANUFACTURING.........      293,082        462,279
       5,000   Dimension Data Holdings
                 plc -- INFORMATION -- OTHER INFORMATION
                 SERVICES...................................       47,196         33,760
       7,000   Electrocomponents plc -- ELECTRICAL EQUIPMENT
                 MANUFACTURING -- COMPONENT OTHER...........       77,146         69,223
      12,100   GKN plc -- MANUFACTURING -- MOTOR VEHICLE
                 PARTS......................................      153,956        128,423
      56,029   GlaxoSmithKline plc (a) -- HEALTH
                 CARE -- MEDICAL AND DIAGNOSTIC
                 LABORATORIES...............................    1,561,108      1,581,850
      68,019   Granada Compass plc -- RECREATION -- OTHER
                 AMUSEMENT AND RECREATION INDUSTRIES........      773,229        740,205
       4,000   Granada Media
                 plc-W/I -- ENTERTAINMENT -- MOTION PICTURE
                 AND VIDEO INDUSTRIES.......................       25,819         25,395
      27,000   Hays plc -- WASTE MANAGEMENT,
                 ADMINISTRATIVE -- BUSINESS SUPPORT
                 SERVICES...................................      153,981        155,684
      13,000   Hilton Group plc -- RECREATION -- GAMBLING
                 INDUSTRIES.................................       37,798         40,587
       8,000   HSBC Holdings plc -- FINANCE -- DEPOSITORY
                 CREDIT BANKING.............................      116,480        118,463
      22,000   Kingfisher plc -- RETAIL -- OTHER GENERAL
                 MERCHANDISE STORES.........................      139,904        163,578
       7,000   Lattice Group plc -- PETROLEUM AND
                 COAL -- NATURAL GAS DISTRIBUTION...........       14,135         15,789
      24,000   Marconi plc -- INFORMATION -- OTHER
                 INFORMATION SERVICES.......................      342,561        257,770
      32,742   Reckitt Benckiser
                 plc -- MANUFACTURING -- SOAP, CLEANING
                 COMPOUND, TOILET...........................      367,631        451,928
      75,000   Reed International
                 plc -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      666,590        782,564
      18,000   Rio Tinto plc -- PETROLEUM AND COAL -- MINING
                 SUPPORT ACTIVITIES.........................      296,682        316,745
      58,000   Royal Bank of Scotland Group
                 plc -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................    1,102,491      1,370,650
     114,000   Shell Transport & Trading
                 Company -- PETROLEUM AND COAL -- OIL AND
                 GAS EXTRACTION.............................    1,002,562        934,909
      16,000   Standard Chartered
                 plc -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      233,203        230,523
      51,500   Tesco plc -- RETAIL -- OTHER GENERAL
                 MERCHANDISE STORES.........................      167,237        210,213
      48,000   Tomkins plc -- MACHINERY
                 MANUFACTURING -- INDUSTRIAL MACHINERY......      136,834        105,402
      22,000   Unilever plc -- WHOLESALERS -- MISCELLANEOUS
                 NONDURABLE GOODS...........................      131,345        188,308
       8,000   United Business Media
                 plc -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...       92,808        101,578
     289,800   Vodafone Group plc -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................    1,191,817      1,062,777

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES II (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
      34,850   WPP Group plc -- PROFESSIONAL
                 SERVICES -- ADVERTISING AND RELATED
                 SERVICES...................................  $   330,666    $   453,954
                                                              -----------    -----------
                                                               11,593,591     11,894,183
                                                              -----------    -----------
               UNITED STATES-0.21%
       3,400   Flextronics International
                 Ltd. (a) -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      118,162         96,900
                                                              -----------    -----------
               TOTAL COMMON STOCKS..........................  $47,305,567    $44,270,645
                                                              ===========    ===========

PREFERRED STOCKS-0.42%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                 ------------   -----------
               BRAZIL-0.42%
       2,690   Telecomunicacoes Brasileiras S.A. ADR
                 Preferred -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................  $   233,510    $   196,034
                                                              -----------    -----------
               TOTAL LONG-TERM INVESTMENTS..................  $47,539,077    $44,466,679
                                                              ===========    ===========

SHORT-TERM INVESTMENTS-3.68%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-3.68%
   $1,703,447  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $ 1,703,447
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $49,242,524) (b)...........................   $46,170,126
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $49,285,067 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,095,541
Unrealized depreciation.....................................   (6,210,482)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,114,941)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-99.11%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            BASIC INDUSTRY-9.19%
     4,300  American Standard Companies, Inc. (a)........   $   184,674   $   212,044
     4,300  Bowater, Inc.................................       212,963       242,412
     4,300  C&D Technologies, Inc........................       210,892       185,706
     4,600  Cymer, Inc. (a)..............................       198,134       118,378
     7,600  Cytec Industries, Inc. (a)...................       225,401       303,525
     9,600  D.R. Horton, Inc.............................       218,177       234,600
     3,700  Eastman Chemical Co..........................       181,835       180,375
     4,400  EGL, Inc. (a)................................       142,559       105,325
     8,700  Engelhard Corp...............................       173,423       177,262
     3,700  Helix Technology Corp........................       159,277        87,586
    11,600  IMC Global, Inc..............................       172,141       180,525
     5,600  Lennar Corp..................................       181,022       203,000
    10,700  Lyondell Chemical Co.........................       184,198       163,844
     5,700  Parker-Hannifin Corp.........................       229,920       251,512
     5,600  Precision Castparts Corp.....................       208,420       235,550
     7,200  Quanta Services, Inc. (a)....................       290,164       231,750
     3,600  United Parcel Service, Inc. Class B..........       220,409       211,725
     5,000  Westvaco Corp................................       143,324       145,937
                                                            -----------   -----------
                                                              3,536,933     3,471,056
                                                            -----------   -----------
            CAPITAL SPENDING-30.60%
    18,600  3Com Corp. (a)...............................       365,471       158,100
     5,100  Administaff, Inc. (a)........................       200,389       138,720
     8,600  Anixter International, Inc. (a)..............       233,791       185,975
     3,400  AremisSoft Corp. (a).........................       154,205       145,137
    11,100  Arrow Electronics, Inc. (a)..................       289,872       317,737
     2,300  Art Technology Group, Inc. (a)...............       155,950        70,294
    15,300  Atmel Corp. (a)..............................       350,140       177,862
     6,200  Autodesk, Inc................................       180,781       167,012
     7,000  Avnet, Inc...................................       240,701       150,500
     8,700  Belo (A.H.) Corp. Class A....................       168,107       139,200
     2,700  Black Box Corp. (a)..........................       166,746       130,444
     4,600  Cabot Microelectronics Corp. (a).............       221,205       238,912
    10,600  Cadence Design Systems, Inc. (a).............       270,826       291,500
     5,000  Convergys Corp. (a)..........................       158,569       226,562
     6,700  Cox Radio, Inc. (a)..........................       139,644       151,169
     8,600  Credence Systems Corp. (a)...................       339,333       197,800
     6,600  Cypress Semiconductor Corp. (a)..............       304,244       129,937
     2,000  Digital Lightwave, Inc. (a)..................       176,284        63,375
     7,300  DST Systems, Inc. (a)........................       280,761       489,100
     1,200  E.piphany, Inc. (a)..........................        63,989        64,725
     2,500  Efficient Networks, Inc. (a).................       131,756        33,437
     3,600  Electro Scientific Industries, Inc. (a)......       147,734       100,800
     5,000  Entercom Communications Corp. (a)............       218,597       172,187
     4,500  Fiserv, Inc. (a).............................       254,638       213,469
     3,600  Hall, Kinion & Associates, Inc. (a)..........        94,322        72,450
     3,000  Heidrick & Struggles International, Inc. (a)        161,839       126,187
     3,300  Hertz Corp. Class A..........................       124,286       112,612
     4,300  Integrated Device Technology, Inc. (a).......       304,529       142,437
     4,600  International Rectifier Corp. (a)............       238,254       138,000
     6,600  Jabil Circuit, Inc. (a)......................       349,175       167,475
     2,700  Knight-Ridder, Inc...........................       142,455       153,562
     8,000  Lattice Semiconductor Corp. (a)..............       250,515       147,000
     4,600  M-Systems Flash Disk Pioneers Ltd.
              ADR (a)....................................       155,009        64,112
     2,700  Macrovision Corp. (a)........................       179,264       199,842
     6,300  Manpower, Inc................................       223,255       239,400
     3,300  Mentor Graphics Corp. (a)....................        77,762        90,544
     1,300  Mercury Interactive Corp. (a)................       178,014       117,325
    10,900  Microchip Technology, Inc. (a)...............       401,624       239,119
     2,000  NetIQ Corp. (a)..............................       110,990       174,750
     6,000  Novellus Systems, Inc. (a)...................       352,960       215,625
     3,300  NVIDIA Corp. (a).............................       216,364       108,127
     3,700  Penton Media, Inc............................       124,220        99,437
     1,300  PerkinElmer, Inc.............................       152,963       136,500
     4,100  Polycom, Inc. (a)............................       238,524       131,969

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     2,500  Power-One, Inc. (a)..........................   $   141,835   $    98,281
     5,800  Powerwave Technologies, Inc. (a).............       273,507       339,300
     3,000  Rational Software Corp. (a)..................       109,193       116,812
     6,500  Robert Half International, Inc. (a)..........       198,104       172,250
     2,500  SanDisk Corp. (a)............................       166,273        69,375
     4,000  Sawtek, Inc. (a).............................       189,014       184,750
     2,500  Scholastic Corp. Class A (a).................       170,014       221,562
     3,300  SEI Investments Co...........................       254,080       369,600
     6,600  Semtech Corp. (a)............................       258,408       145,612
     4,700  SERENA Software, Inc. (a)....................       213,077       160,902
     4,700  Silicon Storage Technology, Inc. (a).........       110,470        55,519
    10,300  SunGard Data Systems, Inc. (with
              rights) (a)................................       343,887       485,387
    13,700  Sybase, Inc. (a).............................       302,629       271,431
     6,300  Symantec Corp. (a)...........................       346,815       210,262
     6,400  Tech Data Corp. (a)..........................       251,304       173,100
     1,900  Telephone & Data Systems, Inc................       203,807       171,000
     1,700  TMP Worldwide, Inc. (a)......................       110,061        93,500
     1,800  U.S. Cellular Corp. (a)......................       107,927       108,450
     6,000  United Rentals, Inc. (a).....................       122,346        80,625
     8,400  Univision Communications, Inc.
              Class A (a)................................       414,942       343,875
    10,700  Viad Corp....................................       295,582       246,100
    10,700  Vishay Intertechnology, Inc. (a).............       411,220       161,837
    12,700  Westwood One, Inc. (a).......................       286,649       245,269
                                                            -----------   -----------
                                                             14,571,201    11,555,226
                                                            -----------   -----------
            CONSUMER CYCLICAL-8.00%
     6,600  American Eagle Outfitters, Inc. (a)..........       208,182       278,850
     6,300  Atlas Air, Inc. (a)..........................       188,521       205,538
    10,600  BJ's Wholesale Club, Inc. (a)................       347,685       406,775
     6,700  Brinker International, Inc. (a)..............       191,760       283,075
     5,700  Brunswick Corp...............................       134,632        93,694
     7,100  Darden Restaurants, Inc......................       122,206       162,413
     4,600  Dollar Tree Stores, Inc. (a).................       172,988       112,700
     4,600  Harman International Industries, Inc.........       187,955       167,900
     3,300  Johnson Controls, Inc........................       202,565       171,600
     4,300  Liz Claiborne, Inc...........................       187,399       178,988
     6,600  MGM Mirage, Inc..............................       183,092       186,038
     6,300  Miller (Herman), Inc.........................       160,978       181,125
    11,300  Park Place Entertainment Corp. (a)...........       143,831       134,894
     3,600  Payless ShoeSource, Inc. (a).................       215,371       254,700
     7,000  Zale Corp. (a)...............................       248,021       203,438
                                                            -----------   -----------
                                                              2,895,186     3,021,728
                                                            -----------   -----------
            CONSUMER STAPLES-2.77%
     3,200  Alberto-Culver Co............................       103,921       137,000
     9,300  Interstate Bakeries Corp.....................       161,413       130,781
     5,300  McCormick & Company, Inc.....................       174,487       191,131
     4,700  Pepsi Bottling Group, Inc....................       134,326       187,706
     3,600  Suiza Foods Corp. (a)........................       161,201       172,800
     6,600  Supervalu, Inc...............................       142,972        91,575
     1,400  Wrigley (Wm.) Jr. Co.........................       107,114       134,138
                                                            -----------   -----------
                                                                985,434     1,045,131
                                                            -----------   -----------
            ENERGY & RELATED-9.36%
     6,700  BJ Services Co. (a)..........................       350,066       461,463
     4,700  Energen Corp.................................       139,605       151,281
    12,300  ENSCO International, Inc.....................       350,534       418,969
     3,000  Equitable Resources, Inc.....................       147,086       200,250
     8,000  KeySpan Corp.................................       237,071       339,000
     5,000  Louis Dreyfus Natural Gas Corp. (a)..........       165,453       229,063
     4,600  Murphy Oil Corp..............................       274,918       278,013
     4,700  Nabors Industries, Inc. (a)..................       201,807       278,005
     2,500  Noble Affiliates, Inc........................        94,565       115,000
     6,700  Noble Drilling Corp. (a).....................       272,016       291,031
     8,700  Questar Corp.................................       169,195       261,544
     8,000  Rowan Companies, Inc. (a)....................       241,645       216,000

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     9,600  Ultramar Diamond Shamrock Corp...............   $   239,358   $   296,400
                                                            -----------   -----------
                                                              2,883,319     3,536,019
                                                            -----------   -----------
            FINANCE-16.49%
     6,100  Associated Banc-Corp.........................       178,813       185,288
     8,700  City National Corp...........................       310,097       337,669
     4,600  Comerica, Inc................................       230,621       273,125
    13,600  Compass Bancshares, Inc......................       283,819       324,700
     3,600  Concord EFS, Inc. (a)........................       156,395       158,175
     8,600  Cullen/Frost Bankers, Inc....................       235,052       359,588
    11,800  Dime Bancorp, Inc............................       201,943       348,838
     7,700  Edwards (A.G.), Inc..........................       287,032       365,269
     4,800  Federated Investors, Inc.....................       138,155       139,800
     4,000  Gallagher (Arthur J.) & Co...................       126,139       254,500
     3,300  Golden West Financial Corp...................       132,686       222,750
     6,000  Greenpoint Financial Corp....................       214,388       245,625
     5,300  Heller Financial, Inc. Class A...............       148,621       162,644
     3,600  M&T Bank Corp................................       184,862       244,800
     9,700  Mercantile Bankshares Corp...................       327,543       418,919
     6,900  Metris Companies, Inc........................       158,101       181,556
     5,300  Nationwide Financial Services, Inc.
              Class A....................................       206,520       251,750
     8,100  Old Republic International Corp..............       218,587       259,200
     6,700  PMI Group, Inc...............................       299,222       453,506
     5,300  Radian Group, Inc............................       280,263       397,831
     5,600  Silicon Valley Bancshares (a)................       281,150       193,550
     3,000  St. Paul Companies, Inc......................       117,845       162,938
     8,000  Union Planters Corp..........................       299,462       286,000
                                                            -----------   -----------
                                                              5,017,316     6,228,021
                                                            -----------   -----------
            HEALTH CARE-14.68%
     4,400  AmeriSource Health Corp. Class A (a).........       203,898       222,200
     2,300  Andrx Group (a)..............................       150,597       133,113
     6,600  Biomet, Inc..................................       173,517       261,938
     3,600  Chiron Corp. (a).............................       187,198       160,200

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     3,600  Cytyc Corp. (a)..............................   $   175,170   $   225,225
     1,100  Forest Laboratories, Inc. (a)................       121,401       146,163
     5,000  Genzyme Corp. - General Division (a).........       344,208       449,688
    11,300  Health Net, Inc. Class A (a).................       207,515       295,919
     2,500  IDEC Pharmaceuticals Corp. (a)...............       449,574       473,906
     9,700  IVAX Corp. (a)...............................       369,343       371,510
     2,700  King Pharmaceuticals, Inc. (a)...............        92,041       139,556
     8,600  Millennium Pharmaceuticals, Inc. (a).........       549,281       532,125
     2,700  Protein Design Labs, Inc. (a)................       317,186       234,563
     4,700  Quest Diagnostics, Inc. (a)..................       357,944       667,400
     3,600  Trigon Healthcare, Inc. (a)..................       194,149       280,125
     2,000  Universal Health Services, Inc. Class B (a)         120,344       223,500
     1,300  Vertex Pharmaceuticals, Inc. (a).............       121,120        92,950
     5,400  Waters Corp. (a).............................       256,545       450,900
     1,600  Wellpoint Health Networks, Inc. (a)..........       162,766       184,400
                                                            -----------   -----------
                                                              4,553,797     5,545,381
                                                            -----------   -----------
            UTILITIES-8.02%
     3,800  Allegheny Energy, Inc........................       123,564       183,113
     7,350  Calpine Corp. (a)............................       331,476       331,209
     5,600  Dynegy, Inc. Class A.........................       228,773       313,950
     5,600  Entergy Corp.................................       167,916       236,950
     8,300  IDACORP, Inc.................................       320,749       407,219
     6,800  NRG Energy, Inc. (a).........................       185,529       189,125
     4,700  Pinnacle West Capital Corp...................       184,953       223,838
     8,300  PPL Corp.....................................       325,284       375,056
     9,600  Sempra Energy................................       200,984       223,200
     6,000  TECO Energy, Inc.............................       146,407       194,250
     3,000  Time Warner Telecom, Inc. Class A (a)........       184,779       190,313
     5,200  UtiliCorp United, Inc........................       151,833       161,200
                                                            -----------   -----------
                                                              2,552,247     3,029,423
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $36,995,433   $37,431,985
                                                            ===========   ===========

SHORT-TERM INVESTMENTS-0.96%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                     Value (c)
   ---------                                                  -----------
              FINANCE-0.50%
   $188,012   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.43%........   $   188,012
                                                              -----------
              U.S. TREASURY BILLS-0.46%
    175,000   U.S. Treasury Bill, 5.68% 3-22-2001 (e)......       172,815
                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS.................       360,827
                                                              -----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $37,356,260) (b)...........................   $37,792,812
                                                              ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $37,411,455 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 5,461,957
Unrealized depreciation.....................................   (5,080,600)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   381,357
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .17% of total net assets as of December 31, 2000.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

    FINANCIAL FUTURES-LONG
                                                                            Market
                                                                             Value                   Unrealized
                                                                            Covered                  Appreciation/
                                                              Number of       by                     (Depreciation)
    Issuer                                                    Contract(s)  Contract(s)  Expiration   at 12/31/00
----------------------------------------------------------------------------------------------------------------
    Standard & Poor's Midcap 400                                   1        $261,325    March 2001     $16,825

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-94.07%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               CHEMICAL MANUFACTURING-OTHER CHEMICAL AND
               PREPARATION-1.29%
       65,000  A. Schulman, Inc.............................   $   935,412   $   747,500
                                                               -----------   -----------
               CHEMICAL MANUFACTURING-PAINT, COATING AND
               ADHESIVE-1.04%
       70,500  RPM, Inc.....................................       715,282       603,656
                                                               -----------   -----------
               COMPUTER MANUFACTURING-COMPUTER AND
               PERIPHERAL EQUIPMENT-1.97%
       26,000  Advanced Digital Information Corp. (a)              390,978       598,000
       39,000  Electronics for Imaging, Inc. (a)............       594,298       543,562
                                                               -----------   -----------
                                                                   985,276     1,141,562
                                                               -----------   -----------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-0.42%
       25,000  C-COR.net Corp. (a)..........................       248,995       242,969
                                                               -----------   -----------
               CONSTRUCTION-RESIDENTIAL BUILDING-3.15%
       24,000  Pulte Corp...................................       458,269     1,012,500
       20,000  Ryland Group, Inc............................       435,028       815,000
                                                               -----------   -----------
                                                                   893,297     1,827,500
                                                               -----------   -----------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-1.02%
       80,000  Pinnacle Systems, Inc. (a)...................       712,458       590,000
                                                               -----------   -----------
               FABRICATED METAL MANUFACTURING-OTHER-3.78%
       22,000  AptarGroup, Inc..............................       490,248       646,250
       32,000  Kaydon Corp..................................       718,000       796,000
       54,000  Watts Industries, Inc. Class A...............       605,591       749,250
                                                               -----------   -----------
                                                                 1,813,839     2,191,500
                                                               -----------   -----------
               FINANCE-DEPOSITORY CREDIT BANKING-6.35%
       43,000  Associated Banc-Corp.........................     1,028,299     1,306,125
       29,000  FNB Corp.....................................       696,070       609,000
       55,000  Seacoast Financial Services Corp.............       568,770       660,000
       50,000  Warren Bancorp, Inc..........................       473,338       400,000
       25,000  Webster Financial Corp.......................       626,269       707,812
                                                               -----------   -----------
                                                                 3,392,746     3,682,937
                                                               -----------   -----------
               FINANCE-INSURANCE CARRIERS-5.20%
       46,000  Horace Mann Educators Corp...................       691,778       983,250
       45,000  IPC Holdings Ltd.............................       788,021       945,000
       34,000  Old Republic International Corp..............       428,968     1,088,000
                                                               -----------   -----------
                                                                 1,908,767     3,016,250
                                                               -----------   -----------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-0.60%
       40,000  MSDW Asia Pacific Fund.......................       303,908       347,500
                                                               -----------   -----------
               FINANCE-REAL ESTATE INVESTMENT TRUST-9.67%
       23,000  Gables Residential Trust.....................       550,885       644,000
       27,000  Highwoods Properties, Inc....................       637,961       671,625
       41,000  Home Properties of New York, Inc.............     1,128,477     1,145,437
       50,000  JDN Realty Corporation.......................       571,496       528,125
       13,000  Parkway Properties, Inc......................       384,376       385,937
       40,000  Plum Creek Timber Co., Inc...................       983,337     1,040,000
       25,000  Prentiss Properties Trust....................       561,805       673,437

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
       20,000  Summit Properties, Inc.......................   $   363,532   $   520,000
                                                               -----------   -----------
                                                                 5,181,869     5,608,561
                                                               -----------   -----------
               FOOTWEAR MANUFACTURING-2.23%
       85,000  Wolverine World Wide, Inc....................       924,150     1,296,250
                                                               -----------   -----------
               FREIGHT TRUCKING-GENERAL-0.99%
       30,000  Knight Transportation, Inc. (a)..............       348,420       577,500
                                                               -----------   -----------
               FURNITURE-OFFICE FURNITURE
               MANUFACTURING-1.23%
       28,000  Hon Industries, Inc..........................       531,002       714,000
                                                               -----------   -----------
               FURNITURE-HOUSEHOLD, INSTITUTIONAL FURNITURE,
               KITCHEN CABINENTS-2.04%
       75,000  La-Z-Boy, Inc................................     1,149,566     1,181,250
                                                               -----------   -----------
               HEALTH CARE-HEALTH AND PERSONAL CARE
               STORES-1.12%
       30,000  Omnicare, Inc................................       285,413       648,750
                                                               -----------   -----------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-0.92%
       33,000  STERIS Corp. (a).............................       314,880       532,125
                                                               -----------   -----------
               HEALTH CARE-NURSING CARE FACILITIES-1.81%
       51,000  Manor Care, Inc. (a).........................       366,603     1,051,875
                                                               -----------   -----------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-1.50%
      105,000  Perrigo Co. (a)..............................       718,834       869,531
                                                               -----------   -----------
               INFORMATION-SOFTWARE PUBLISHERS-4.93%
       42,000  Hyperion Solutions Corp. (a).................       597,111       648,375
       48,780  Progress Software Corporation (a)............       674,922       704,261
       30,000  Remedy Corp. (a).............................       545,261       496,875
       55,000  Structural Dynamics Research Corp. (a).......       595,696       550,000
       40,000  Transaction Systems Architects, Inc. (a).....       600,621       462,500
                                                               -----------   -----------
                                                                 3,013,611     2,862,011
                                                               -----------   -----------
               MACHINERY MANUFACTURING-ENGINE, TURBINE AND
               POWER TRANSMISSION EQUIPMENT-3.29%
       43,000  Briggs & Stratton Corp.......................     1,649,970     1,908,125
                                                               -----------   -----------
               MACHINERY MANUFACTURING-HEATING,
               AIR-CONDITIONING, COMMERCIAL
               REFRIGERATION-1.71%
       23,730  Tecumseh Products Co. Class A................       925,008       995,177
                                                               -----------   -----------
               MACHINERY MANUFACTURING-OTHER GENERAL
               PURPOSE-3.15%
       43,000  The Manitowoc Company, Inc...................       935,694     1,247,000
       25,000  Thomas Industries, Inc.......................       457,676       581,250
                                                               -----------   -----------
                                                                 1,393,370     1,828,250
                                                               -----------   -----------
               MANUFACTURING-MOTOR VEHICLE-1.76%
       52,020  Federal Signal Corp..........................       879,426     1,020,893
                                                               -----------   -----------
               MANUFACTURING-MOTOR VEHICLE PARTS-0.73%
       25,000  A.O. Smith Corporation.......................       347,208       426,563
                                                               -----------   -----------

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-0.98%
       42,000  Longview Fibre Company.......................   $   524,304   $   567,000
                                                               -----------   -----------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-2.40%
      133,580  Key Energy Services, Inc. (a)................       832,534     1,394,241
                                                               -----------   -----------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-5.22%
       38,000  Chieftain International, Inc. (a)............       689,322     1,049,750
       15,000  Mitchell Energy and Development Corp.
                 Class A....................................       370,083       918,750
       23,000  Noble Affiliates, Inc........................       560,506     1,058,000
                                                               -----------   -----------
                                                                 1,619,911     3,026,500
                                                               -----------   -----------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-3.83%
       70,000  AVT Corp. (a)................................       693,921       347,813
       33,000  Complete Business Solutions (a)..............       542,466       340,313
       55,000  Computer Horizons Corp. (a)..................       602,784       134,063
       54,000  JDA Software Group, Inc. (a).................       666,563       705,375
       45,000  Xircom, Inc. (a).............................       670,899       697,500
                                                               -----------   -----------
                                                                 3,176,633     2,225,064
                                                               -----------   -----------
               REAL ESTATE, RENTAL AND LEASING-AUTOMOTIVE
               EQUIPMENT RENTAL AND LEASING-1.10%
       34,000  Dollar Thrifty Automotive Group (a)..........       589,580       637,500
                                                               -----------   -----------
               REAL ESTATE, RENTAL AND LEASING-INDUSTRIAL
               MACHINERY AND EQUIPMENT-1.01%
       59,510  Natural MicroSystems Corp. (a)...............       478,886       587,661
                                                               -----------   -----------
               RETAIL-CLOTHING STORES-2.98%
       30,000  AnnTaylor Stores Corp. (a)...................       689,491       748,125
       58,000  Ross Stores, Inc.............................       900,046       978,750
                                                               -----------   -----------
                                                                 1,589,537     1,726,875
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               RETAIL-ELECTRONIC SHOPPING AND MAIL-ORDER
               HOUSES-0.66%
       15,370  Lands' End, Inc. (a).........................   $   337,172   $   386,094
                                                               -----------   -----------
               RETAIL-GROCERY STORES-0.90%
       35,000  Casey's General Stores, Inc..................       344,531       522,813
                                                               -----------   -----------
               TRANSPORTATION-AIR NONSCHEDULED-3.03%
       52,000  CNF, Inc.....................................     1,422,289     1,758,250
                                                               -----------   -----------
               TRANSPORTATION-RAIL-1.27%
       73,000  Kansas City Southern Industries, Inc. (a)....       486,457       739,125
                                                               -----------   -----------
               TRANSPORTATION EQUIPMENT MANUFACTURING-MOTOR
               VEHICLE BODY AND TRAILER-2.04%
       63,350  Fleetwood Enterprises........................       785,953       665,175
       60,000  Wabash National Corp.........................       699,812       517,500
                                                               -----------   -----------
                                                                 1,485,765     1,182,675
                                                               -----------   -----------
               TRANSPORTATION EQUIPMENT
               MANUFACTURING-RAILROAD ROLLING STOCK-1.42%
       33,000  Trinity Industries, Inc......................       773,716       825,000
                                                               -----------   -----------
               WASTE MANAGEMENT, ADMINISTRATIVE-EMPLOYMENT
               SERVICES-2.45%
      150,000  Kforce.com, Inc. (a).........................       889,860       459,375
       85,000  Spherion Corporation (a).....................     1,371,084       961,563
                                                               -----------   -----------
                                                                 2,260,944     1,420,938
                                                               -----------   -----------
               WOOD PRODUCT MANUFACTURING-OTHER WOOD
               PRODUCT-2.88%
       42,000  Rayonier, Inc................................     1,682,049     1,672,125
                                                               -----------   -----------
               TOTAL COMMON STOCKS..........................   $47,543,618   $54,584,096
                                                               ===========   ===========

SHORT-TERM INVESTMENTS - 6.11%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-6.11%
   $3,547,335  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $ 3,547,335
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $51,090,953) (b)...........................   $58,131,431
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $51,198,964 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $10,218,833
Unrealized depreciation.....................................   (3,286,366)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 6,932,467
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.63% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-91.85%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               AUSTRALIA-1.10%
     420,000   BHP Ltd. -- PETROLEUM AND COAL -- OIL AND GAS
                 EXTRACTION.................................   $  4,678,866   $  4,424,217
                                                               ------------   ------------
               BELGIUM-0.57%
      12,813   Dexia -- FINANCE -- DEPOSITORY CREDIT
                 BANKING....................................      1,571,675      2,317,003
                                                               ------------   ------------
               CHINA-0.13%
      35,000   China Unicom Ltd.
                 ADR (a) -- INFORMATION -- OTHER
                 TELECOMMUNICATIONS.........................        699,650        516,250
                                                               ------------   ------------
               FINLAND-2.20%
     199,000   Nokia Oyj -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................        256,220      8,874,954
                                                               ------------   ------------
               FRANCE-2.80%
      63,327   Aventis ADW (Warrants) (a) -- CHEMICAL
                 MANUFACTURING -- OTHER CHEMICAL AND
                 PREPARATION................................        216,168        886,578
      34,000   Axa -- FINANCE -- INSURANCE CARRIERS.........      4,533,101      4,916,081
      41,160   Carrefour S.A. -- RETAIL -- GROCERY STORES...      2,277,388      2,585,359
      19,400   Groupe Danone -- FOOD
                 MANUFACTURING -- OTHER.....................      1,764,770      2,925,275
                                                               ------------   ------------
                                                                  8,791,427     11,313,293
                                                               ------------   ------------
               GERMANY-0.63%
      45,000   Schering AG -- HEALTH CARE -- PHARMACEUTICAL
                 AND MEDICINE MANUFACTURING.................      2,781,448      2,551,931
                                                               ------------   ------------
               HONG KONG-1.81%
     525,000   China Mobile (Hong Kong)
                 Ltd. (a) -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      3,231,971      2,867,344
     355,300   Hutchison Whampoa Ltd. -- REAL ESTATE, RENTAL
                 AND LEASING -- ACTIVITIES RELATED TO REAL
                 ESTATE.....................................      4,928,218      4,429,919
                                                               ------------   ------------
                                                                  8,160,189      7,297,263
                                                               ------------   ------------
               ISRAEL-2.83%
     156,000   Teva Pharmaceutical Industries Ltd.
                 ADR -- HEALTH CARE -- PHARMACEUTICAL AND
                 MEDICINE MANUFACTURING.....................      3,195,387     11,427,000
                                                               ------------   ------------
               ITALY-2.34%
     329,000   Riunione Adriatica di Sicurta
                 S.p.A. -- FINANCE -- INSURANCE CARRIERS....      4,109,352      5,130,798
     390,000   Telecom Italia S.p.A. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      2,577,763      4,313,495
                                                               ------------   ------------
                                                                  6,687,115      9,444,293
                                                               ------------   ------------
               JAPAN-12.22%
      47,400   Advantest Corp. -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      3,229,069      4,441,156
      46,800   Aiful Corp. -- FINANCE -- OTHER FINANCIAL
                 INVESTMENT ACTIVITIES......................      1,801,826      3,823,503
     137,000   Canon, Inc. ADR -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      2,178,596      4,615,187
      33,000   Murata Manufacturing Co. Ltd. -- ELECTRICAL
                 EQUIPMENT MANUFACTURING -- COMPONENT
                 OTHER......................................      2,147,543      3,872,154
     208,000   NEC Corp. -- COMPUTER
                 MANUFACTURING -- COMPUTER AND PERIPHERAL
                 EQUIPMENT..................................      2,808,958      3,806,655
      29,000   Nintendo Co. Ltd. -- TOY MANUFACTURING.......      3,484,930      4,568,389
         493   Nippon Telegraph and Telephone
                 Corp. -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................      4,176,327      3,552,881
      32,400   Orix Corp. -- REAL ESTATE, RENTAL AND
                 LEASING -- ACTIVITIES RELATED TO REAL
                 ESTATE.....................................      2,489,208      3,251,349
      60,000   Sony Corp. -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      1,951,042      4,150,613
     132,700   Sunkus & Associates,
                 Inc. -- RETAIL -- GROCERY STORES...........      4,253,365      4,043,748
      40,000   Takeda Chemical Industries Ltd. -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      1,625,100      2,367,776
      41,000   Tokyo Electron Ltd. -- MACHINERY
                 MANUFACTURING -- INDUSTRIAL MACHINERY......      2,565,100      2,254,641
      63,000   Trend Micro,
                 Inc. (a) -- INFORMATION -- OTHER
                 INFORMATION SERVICES.......................      3,245,470      4,562,259
                                                               ------------   ------------
                                                                 35,956,534     49,310,311
                                                               ------------   ------------
               MEXICO-0.85%
      76,200   Grupo Televisa S.A.
                 GDR (a) -- ENTERTAINMENT -- RADIO AND
                 TELEVISION BROADCASTING....................      2,427,494      3,424,237
                                                               ------------   ------------
               NETHERLANDS-2.67%
      64,703   IHC Caland N.V. -- PETROLEUM AND COAL --
                 MINING SUPPORT ACTIVITIES..................      2,193,337      3,037,483
      44,000   KPNQwest N.V. (a) -- INFORMATION -- INTERNET
                 SERVICE PROVIDERS AND WEB SEARCH PORTALS...        917,400        842,757
     140,000   VNU N.V. -- ENTERTAINMENT -- NEWSPAPER,
                 PERIODICAL, BOOK AND DATABASE PUBLISHERS...      3,256,385      6,881,199
                                                               ------------   ------------
                                                                  6,367,122     10,761,439
                                                               ------------   ------------
               NORWAY-0.35%
     130,000   Stolt Offshore S.A. (a) -- PETROLEUM AND
                 COAL -- OIL AND GAS EXTRACTION.............        916,705      1,430,000
                                                               ------------   ------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SOUTH AFRICA-0.33%
     185,000   Sappi Ltd. -- PAPER, PULP AND PAPERBOARD
                 MILLS......................................   $  1,543,551   $  1,322,127
                                                               ------------   ------------
               SOUTH KOREA-0.32%
     127,800   Korea Electric Power Corp.
                 ADR -- UTILITIES -- ELECTRIC GENERATION,
                 TRANSMISSION AND DISTRIBUTION..............      1,717,844      1,309,950
                                                               ------------   ------------
               SPAIN-2.33%
     144,000   Repsol-YPF S.A. -- PETROLEUM AND COAL -- OIL
                 AND GAS EXTRACTION.........................      2,247,304      2,301,132
     141,699   Telefonica S.A.
               ADR (a) -- INFORMATION -- TELECOMMUNICATIONS
                 RESELLERS..................................      3,045,047      7,084,950
                                                               ------------   ------------
                                                                  5,292,351      9,386,082
                                                               ------------   ------------
               SWEDEN-1.85%
     668,000   Ericsson (L.M.) Telephone Co. Class B
                 ADR -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      1,648,547      7,473,250
                                                               ------------   ------------
               SWITZERLAND-2.32%
       2,700   Nestle S.A. -- FOOD MANUFACTURING -- OTHER...      5,371,703      6,298,056
         300   Roche Holding AG -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      1,522,238      3,056,464
                                                               ------------   ------------
                                                                  6,893,941      9,354,520
                                                               ------------   ------------
               UNITED KINGDOM-6.43%
      90,000   AstraZeneca plc -- HEALTH
                 CARE -- PHARMACEUTICAL AND MEDICINE
                 MANUFACTURING..............................      4,393,091      4,526,660
     635,100   Capita Group plc -- PUBLIC -- ADMINISTRATION
                 OF HUMAN RESOURCE PROGRAMS.................        460,085      4,715,098
     181,500   Energis plc (a) -- INFORMATION -- WIRED
                 TELECOMMUNICATIONS CARRIERS................        174,091      1,220,061
   4,222,513   Vodafone Group plc -- INFORMATION -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      3,602,805     15,485,125
                                                               ------------   ------------
                                                                  8,630,072     25,946,944
                                                               ------------   ------------
               UNITED STATES-47.77%
     162,000   Altera Corp. (a) -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................        850,361      4,262,625
     201,900   Applied Biosystems Group-Applera Corp. --
                 COMPUTER MANUFACTURING -- NAVIGATIONAL,
                 MEASURING AND CONTROL INSTRUMENTS..........      3,040,060     18,991,219
      48,000   Applied Materials, Inc. (a) -- MACHINERY
                 MANUFACTURING -- INDUSTRIAL MACHINERY......      1,344,751      1,833,000
      92,200   Aurora Biosciences Corp. (a) -- HEALTH
                 CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
                 SERVICES...................................      5,734,075      2,898,537
       3,500   Avanex Corp. (a) -- ELECTRICAL EQUIPMENT
                 MANUFACTURING -- COMPONENT OTHER...........        126,000        208,469
     101,250   Baker Hughes, Inc. -- PETROLEUM AND COAL --
                 MINING SUPPORT ACTIVITIES..................      1,338,427      4,208,203
     374,000   Bed Bath & Beyond,
                 Inc. (a) -- RETAIL -- HOME FURNISHINGS
                 STORES.....................................      2,006,207      8,368,250
      40,000   Brocade Communications Systems,
                 Inc. (a) -- PROFESSIONAL
                 SERVICES -- COMPUTER SYSTEMS DESIGN AND
                 RELATED....................................      3,291,624      3,672,500
      46,455   Cardinal Health, Inc. -- HEALTH
                 CARE -- DRUGS & DRUGGISTS SUNDRIES
                 WHOLESALERS................................      1,599,105      4,628,079
      57,500   Celera Genomics Group-Applera
                 Corp. (a) -- HEALTH CARE -- SCIENTIFIC
                 RESEARCH AND DEVELOPMENT SERVICES..........        365,980      2,066,406
     355,425   Cheesecake Factory, Inc. (a) -- FOOD
                 SERVICE -- FULL-SERVICE RESTAURANTS........      4,583,308     13,639,434
     103,000   Chiron Corp. (a) -- HEALTH CARE -- SCIENTIFIC
                 RESEARCH AND DEVELOPMENT SERVICES..........      3,346,735      4,583,500
      70,000   Chubb Corp. (with
                 rights) -- FINANCE -- INSURANCE CARRIERS...      4,439,868      6,055,000
     228,000   Cisco Systems, Inc. (a) -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................        305,583      8,721,000
     123,900   Comcast Corp. Special
                 Class A (a) -- ENTERTAINMENT -- CABLE AND
                 OTHER SUBSCRIPTION PROGRAMMING.............      4,403,635      5,172,825
      14,500   Comverse Technology, Inc. (a) -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      1,348,871      1,575,062
      40,800   Discovery Partners
                 International (a) -- HEALTH
                 CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
                 SERVICES...................................        747,928        494,700
      69,500   Docent, Inc. (a) -- INFORMATION -- OTHER
                 INFORMATION SERVICES.......................        932,687        608,125
      90,000   Enron Corp. -- PETROLEUM AND COAL -- NATURAL
                 GAS DISTRIBUTION...........................      2,970,850      7,481,250
     273,100   EOG Resources, Inc. -- PETROLEUM AND
                 COAL -- OIL AND GAS EXTRACTION.............      5,887,581     14,935,156
      69,000   Guidant Corp. (a) -- HEALTH
                 CARE -- ELECTROMEDICAL MANUFACTURING.......      2,698,671      3,721,687
       7,400   Illumina, Inc. (a) -- HEALTH
                 CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
                 SERVICES...................................        118,400        118,863
      91,200   Intuit, Inc. (a) -- INFORMATION -- SOFTWARE
                 PUBLISHERS.................................      3,574,544      3,596,700
     214,700   LTX Corp. (a) -- COMPUTER
                 MANUFACTURING -- NAVIGATIONAL, MEASURING
                 AND CONTROL INSTRUMENTS....................      3,911,452      2,781,036
      69,300   Medtronic, Inc. (with rights) -- HEALTH
                 CARE -- ELECTROMEDICAL MANUFACTURING.......      2,144,094      4,183,987
      57,500   Micron Technology, Inc. (a) -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      1,856,744      2,041,250
     116,000   Openwave Systems,
                 Inc. (a) -- INFORMATION -- SOFTWARE
                 PUBLISHERS.................................      7,602,413      5,560,750
     153,499   Outback Steakhouse, Inc. (a) -- FOOD
                 SERVICE -- FULL-SERVICE RESTAURANTS........      3,615,369      3,971,787
     153,000   PeopleSoft, Inc. (a) -- PROFESSIONAL
                 SERVICES -- COMPUTER SYSTEMS DESIGN AND
                 RELATED....................................      2,737,807      5,689,687
      42,000   Phillips Petroleum Co. -- PETROLEUM AND
                 COAL -- PRODUCTS MANUFACTURING.............      2,630,123      2,388,750
     112,000   RadioShack Corp.  -- RETAIL -- ELECTRONICS
                 AND APPLIANCE STORES.......................      4,333,829      4,795,000
      57,438   Schlumberger Ltd. -- PETROLEUM AND COAL --
                 MINING SUPPORT ACTIVITIES..................      3,110,686      4,591,450
     120,000   Starbucks Corp. (a) -- FOOD
                 SERVICE -- LIMITED-SERVICE EATING PLACES...      3,435,209      5,310,000
     180,000   Tellabs, Inc. (a) -- COMPUTER
                 MANUFACTURING -- COMMUNICATIONS
                 EQUIPMENT..................................      1,210,072     10,170,000

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      87,000   Tidewater, Inc. -- PETROLEUM AND COAL --
                 MINING SUPPORT ACTIVITIES..................   $  2,440,452   $  3,860,625
      81,700   Transgenomic, Inc. (a) -- HEALTH
                 CARE -- SCIENTIFIC RESEARCH AND DEVELOPMENT
                 SERVICES...................................      1,316,526        857,850
     105,000   Transocean Sedco Forex, Inc. -- PETROLEUM AND
                 COAL -- MINING SUPPORT ACTIVITIES..........      5,459,779      4,830,000
      34,000   Varian, Inc. (a) -- COMPUTER
                 MANUFACTURING -- NAVIGATIONAL, MEASURING
                 AND CONTROL INSTRUMENTS....................        914,814      1,151,750
     189,200   Xilinx, Inc. (a) -- COMPUTER
                 MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
                 COMPONENT..................................      1,018,695      8,726,850
                                                               ------------   ------------
                                                                102,793,315    192,751,362
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $211,009,453   $370,636,426
                                                               ============   ============

SHORT-TERM INVESTMENTS-8.00%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.23%
   $5,000,000   FNMA, 6.56% 1-22-2001........................   $  4,980,414
                                                                ------------
                FINANCE-CONSUMER LENDING-3.03%
   12,207,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 6.48%......................     12,207,000
                                                                ------------
                FINANCE-DEPOSITORY CREDIT BANKING-3.74%
   15,100,577   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 6.43%........     15,100,577
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     32,287,991
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $243,297,444) (b)..........................   $402,924,417
                                                                ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $244,100,275 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $170,920,184
Unrealized depreciation.....................................   (12,096,042)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $158,824,142
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
GLOBAL EQUITY SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-96.78%
--------------------------------------------------------------------------------

                                                                             Market
   Shares                                                     Cost (b)     Value (c)
   -------                                                  ------------   ----------
            AUSTRALIA-1.98%
   35,401   QBE Insurance Group
              Ltd. -- FINANCE -- INSURANCE CARRIERS......   $   155,483    $  194,559
                                                            -----------    ----------
            BRAZIL-0.85%
   2,100    Empresa Brasileira de Aeronautica S.A.
              ADR -- AEROSPACE PRODUCT AND PARTS
              MANUFACTURING..............................        46,583        83,475
                                                            -----------    ----------
            CANADA-3.38%
   3,060    Anderson Exploration Ltd. (a) -- PETROLEUM
              AND COAL -- OIL AND GAS EXTRACTION.........        51,138        69,370
   1,160    AT&T Canada (a) -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS................        46,342        33,595
   1,310    AT&T Canada,
              Inc. (a) -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS --.............        49,082        38,236
   4,068    BCE,
              Inc. -- INFORMATION -- TELECOMMUNICATIONS
              RESELLERS..................................       126,587       117,281
   2,505    Canadian National Railway
              Co. -- TRANSIT -- URBAN TRANSIT SYSTEMS....        74,382        74,367
                                                            -----------    ----------
                                                                347,531       332,849
                                                            -----------    ----------
            DENMARK-0.88%
   4,800    Danske Bank -- FINANCE -- COMMERCIAL
              BANKING....................................        75,676        86,341
                                                            -----------    ----------
            FINLAND-0.45%
   2,035    Elisa Communicaion
              Oyj -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.........................        69,130        43,809
                                                            -----------    ----------
            FRANCE-7.48%
   1,930    Alcatel -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT..................................       126,463       109,631
     850    Aventis S.A. -- CHEMICAL
              MANUFACTURING -- OTHER CHEMICAL AND
              PREPARATION................................        54,046        74,619
     620    BNP Paribas -- FINANCE -- INTERNATIONAL TRADE
              FINANCING..................................        53,230        54,428
   2,080    Bouygues S.A. -- MANAGEMENT OF COMPANIES AND
              ENTERPRISES................................       128,051        94,228
     770    Compagnie Francaise d'Etudes et de
              Construction S.A. -- CONSTRUCTION -- OTHER
              HEAVY CONSTRUCTION.........................        91,989       111,769
   2,560    Sanofi-Synthelabo S.A. -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................       113,628       170,654
     810    Total Fina Elf S.A. -- PETROLEUM AND
              COAL -- PRODUCTS MANUFACTURING.............       120,299       120,465
                                                            -----------    ----------
                                                                687,706       735,794
                                                            -----------    ----------
            ISRAEL-0.11%
   1,800    Partner Communications Co. Ltd.
            ADR (a) -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS...................................        16,193        10,575
                                                            -----------    ----------
            JAPAN-12.76%
   5,000    Canon, Inc. -- COMPUTER
              MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT..................................       197,876       175,131
   8,000    Chugai Pharmaceutical Co. Ltd. -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................       143,941       133,100
     600    Fast Retailing Co. Ltd. -- RETAIL -- CLOTHING
              STORES.....................................       117,495       117,583
   9,000    Fuji Heavy Industries
              Ltd. -- MANUFACTURING -- MOTOR VEHICLE.....        66,576        54,694
   6,000    Fujikura Ltd. -- COMPUTER
              MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT..................................        53,378        44,974
   7,000    Hitachi Ltd. -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT..................................        83,241        62,399
     400    Murata Manufacturing Co. Ltd. -- ELECTRICAL
              EQUIPMENT MANUFACTURING -- COMPONENT
              OTHER......................................        59,560        46,935
   5,000    Nikko Securities Co.
              Ltd. -- FINANCE -- INSURANCE AND EMPLOYEE
              BENEFIT FUNDS..............................        42,879        38,748
      10    NTT DoCoMo,
              Inc. -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS...................................       331,295       172,504
   1,000    Ono Pharmaceutical Co. Ltd. -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................        40,918        39,142
   4,000    Shionogi & Co. Ltd. -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................        75,903        81,611
     600    Sony Corp. -- COMPUTER
              MANUFACTURING -- COMMUNICATIONS
              EQUIPMENT..................................        56,619        41,506
   6,000    Sumitomo Electric Industries Ltd. -- COMPUTER
              MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT..................................       107,739        98,459
   5,000    Tokyo Broadcasting
              System -- ENTERTAINMENT -- RADIO AND
              TELEVISION BROADCASTING....................       186,729       147,986
                                                            -----------    ----------
                                                              1,564,149     1,254,772
                                                            -----------    ----------
            MEXICO-0.80%
   1,760    Grupo Televisa S.A.
              GDR (a) -- ENTERTAINMENT -- RADIO AND
              TELEVISION BROADCASTING....................       103,190        79,090
                                                            -----------    ----------
            NETHERLANDS-8.17%
   4,900    Akzo Nobel N.V. -- CHEMICAL
              MANUFACTURING -- BASIC CHEMICAL
              MANUFACTURING..............................       213,065       263,155
   9,420    Elsevier N.V. -- ENTERTAINMENT -- NEWSPAPER,
              PERIODICAL, BOOK AND DATABASE PUBLISHERS...       124,085       138,504
   1,079    ING Groep N.V. -- FINANCE -- INTERNATIONAL
              TRADE FINANCING............................        65,485        86,192
   2,905    Koninklijke (Royal) Philips Electronics
              N.V. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER...........       125,896       106,427
   2,700    KPN N.V. -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS................       125,273        31,079
   4,750    Libertel
            N.V. (a) -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS...................................        74,214        53,294
   2,040    Royal Dutch Petroleum -- PETROLEUM AND
              COAL -- PRODUCTS MANUFACTURING.............       123,075       124,996
                                                            -----------    ----------
                                                                851,093       803,647
                                                            -----------    ----------

--------------------------------------------------------------------------------

                                                                             Market
   Shares                                                     Cost (b)     Value (c)
   -------                                                  ------------   ----------
            NORWAY-0.27%
   2,140    Schibsted ASA -- ENTERTAINMENT -- NEWSPAPER,
              PERIODICAL, BOOK AND DATABASE PUBLISHERS...   $    44,652    $   26,330
                                                            -----------    ----------
            PORTUGAL-0.50%
   4,490    Telecel-Comunicacoes Pessoais
              S.A. -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS...................................        68,602        48,902
                                                            -----------    ----------
            SINGAPORE-2.71%
   11,000   Oversea-Chinese Banking Corp.
              Ltd. -- FINANCE -- DEPOSITORY CREDIT
              BANKING....................................        74,357        81,834
   30,000   Overseas Union Bank
              Ltd. -- FINANCE -- NONDEPOSITORY CREDIT
              BANKING....................................       133,318       140,138
   3,000    Singapore Press Holdings
              Ltd. -- ENTERTAINMENT -- NEWSPAPER,
              PERIODICAL, BOOK AND DATABASE PUBLISHERS...        53,190        44,291
                                                            -----------    ----------
                                                                260,865       266,263
                                                            -----------    ----------
            SPAIN-0.59%
   3,630    Repsol-YPF S.A. -- PETROLEUM AND COAL -- OIL
              AND GAS EXTRACTION.........................        73,069        58,008
                                                            -----------    ----------
            SWEDEN-2.30%
   1,480    AstraZeneca Group plc -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................        65,768        73,722
   18,420   Saab AB -- AEROSPACE PRODUCT AND PARTS
              MANUFACTURING..............................       171,195       152,272
                                                            -----------    ----------
                                                                236,963       225,994
                                                            -----------    ----------
            SWITZERLAND-4.70%
     146    Novartis AG -- HEALTH CARE -- PHARMACEUTICAL
              AND MEDICINE MANUFACTURING.................       214,165       258,124
   2,907    Syngenta AG  (a) -- FARMING -- SUPPORT
              ACTIVITIES FOR CORP PRODUCTION.............       128,523       152,797
      69    Synthes-Stratec, Inc. (a)(e) -- HEALTH
              CARE -- MEDICAL EQUIPMENT AND SUPPLIES
              MANUFACTURING..............................        38,161        50,853
                                                            -----------    ----------
                                                                380,849       461,774
                                                            -----------    ----------
            UNITED KINGDOM-12.60%
   1,920    Capital Radio plc -- ENTERTAINMENT -- RADIO
              AND TELEVISION BROADCASTING................        40,400        34,345
   8,069    Carlton Communications
              plc -- ENTERTAINMENT -- MOTION PICTURE AND
              VIDEO INDUSTRIES...........................        87,674        73,647
   5,210    CGNU plc -- FINANCE -- INSURANCE CARRIERS....        76,616        84,053
   18,280   Diageo plc -- BEVERAGE MANUFACTURING.........       163,252       204,117
   8,093    HSBC Holdings plc -- FINANCE -- DEPOSITORY
              CREDIT BANKING.............................        99,327       119,080
     100    NDS Group plc
              ADR (a) -- INFORMATION -- INTERNET
              PUBLISHING AND BROADCASTING................         4,262         5,462
   9,180    Next plc -- RETAIL -- ELECTRONIC SHOPPING AND
              MAIL-ORDER HOUSES..........................        86,768       110,459
   8,190    Reckitt Benckiser
              plc -- MANUFACTURING -- SOAP, CLEANING
              COMPOUND, TOILET...........................        92,888       113,044
     420    Royal Bank of
              Scotland -- FINANCE -- DEPOSITORY CREDIT
              BANKING....................................           499           521
   4,810    Royal Bank of Scotland Group
              plc -- FINANCE -- DEPOSITORY CREDIT
              BANKING....................................        79,709       113,669
   9,080    Standard Chartered
              plc -- FINANCE -- DEPOSITORY CREDIT
              BANKING....................................       126,703       130,822
   68,210   Vodafone Group
              plc -- INFORMATION -- TELECOMMUNICATIONS
              CARRIERS...................................       307,113       250,145
                                                            -----------    ----------
                                                              1,165,211     1,239,364
                                                            -----------    ----------
            UNITED STATES-36.25%
   1,200    Air Products and Chemicals, Inc. -- CHEMICAL
              MANUFACTURING -- BASIC CHEMICAL
              MANUFACTURING..............................        45,991        49,200
   2,430    American Home Products Corp. -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................       134,515       154,426
   4,090    BJ's Wholesale Club,
              Inc. (a) -- RETAIL -- OTHER GENERAL
              MERCHANDISE STORES.........................       136,844       156,954
   2,230    Boeing Co. -- AEROSPACE PRODUCT AND PARTS
              MANUFACTURING..............................       101,537       147,180
   1,730    BroadWing, Inc. (a) -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS................        47,717        39,466
   1,040    CIGNA Corp. -- FINANCE -- INSURANCE
              CARRIERS...................................        93,379       137,592
     490    Coastal Corp. -- PETROLEUM AND
              COAL -- PRODUCTS MANUFACTURING.............        31,819        43,273
   5,790    Compaq Computer Corp. -- COMPUTER
              MANUFACTURING -- COMPUTER AND PERIPHERAL
              EQUIPMENT..................................       163,114        87,139
   2,060    Computer Associates International,
              Inc. -- INFORMATION -- SOFTWARE
              PUBLISHERS.................................        89,969        40,170
   2,180    Computer Sciences Corp. (a) -- PROFESSIONAL
              SERVICES -- COMPUTER SYSTEMS DESIGN AND
              RELATED....................................       161,261       131,073
   5,590    Conoco, Inc. Class A -- PETROLEUM AND
              COAL -- PRODUCTS MANUFACTURING.............       133,142       160,014
   1,760    Corning, Inc. -- ELECTRICAL EQUIPMENT
              MANUFACTURING -- COMPONENT OTHER...........       124,894        92,950
   1,770    CVS Corp. -- HEALTH CARE -- HEALTH AND
              PERSONAL CARE STORES.......................        76,171       106,089
   3,170    Deere & Co. -- MACHINERY
              MANUFACTURING -- AGRICULTURE, CONSTRUCTION
              AND MINING.................................       121,077       145,226
   1,370    EOG Resources, Inc. -- PETROLEUM AND
              COAL -- OIL AND GAS EXTRACTION.............        44,483        74,922
   1,790    FedEx Corp. (a) -- COURIERS..................        77,374        71,528
   2,060    FLAG Telecom Holdings Ltd. (a) -- COMPUTER
              MANUFACTURING -- SEMICONDUCTOR, ELECTRONIC
              COMPONENT..................................        28,501        12,875
   1,540    Hartford Financial Services Group,
              Inc. -- FINANCE -- INSURANCE CARRIERS......        92,122       108,763
   1,600    Hewlett-Packard Co. -- COMPUTER
              MANUFACTURING -- COMPUTER AND PERIPHERAL
              EQUIPMENT..................................        84,949        50,500
   1,800    IMS Health, Inc. -- PROFESSIONAL
              SERVICES -- COMPUTER SYSTEMS DESIGN AND
              RELATED....................................        48,978        48,600

FORTIS SERIES FUND, INC.
GLOBAL EQUITY SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                             Market
   Shares                                                     Cost (b)     Value (c)
   -------                                                  ------------   ----------
   1,240    Ingersoll-Rand Co. -- MACHINERY
              MANUFACTURING -- AGRICULTURE, CONSTRUCTION
              AND MINING.................................   $    51,102    $   51,925
   1,460    International Business Machines
              Corp. -- COMPUTER MANUFACTURING -- COMPUTER
              AND PERIPHERAL EQUIPMENT...................       164,301       124,100
   2,500    Keebler Foods Co. -- FOOD
              MANUFACTURING -- BAKERIES AND TORTILLA.....        80,893       103,594
     620    Marsh & McLennan Companies,
              Inc. -- FINANCE -- AGENCIES, BROKERAGE AND
              OTHER INSURANCE ACTIVITIES.................        68,093        72,540
   2,110    MetLife, Inc. -- FINANCE -- INSURANCE
              CARRIERS...................................        55,241        73,850
   2,660    NTL, Inc. (a) -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.........................       164,223        63,685
   1,260    Pharmacia Corp. (with rights) -- HEALTH
              CARE -- PHARMACEUTICAL AND MEDICINE
              MANUFACTURING..............................        69,742        76,860
   1,000    Praxair, Inc. -- CHEMICAL
              MANUFACTURING -- BASIC CHEMICAL
              MANUFACTURING..............................        41,473        44,375
     600    Quaker Oats Co. -- FOOD
              MANUFACTURING -- GRAIN AND OILSEED
              MILLING....................................        57,024        58,425
   2,100    Rohm & Haas Co. -- CHEMICAL
              MANUFACTURING -- BASIC CHEMICAL
              MANUFACTURING..............................        67,370        76,256
   2,470    Safeway, Inc. (a) -- RETAIL -- GROCERY
              STORES.....................................       116,019       154,375
   2,630    Santa Fe International Corp. -- PETROLEUM AND
              COAL -- MINING SUPPORT ACTIVITIES..........        98,013        84,324
     700    Schlumberger Ltd. -- PETROLEUM AND COAL --
              MINING SUPPORT ACTIVITIES..................        55,194        55,956
   4,740    Sprint Corp. (PCS
              Group) (a) -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.........................       200,124        96,874
   3,230    St. Paul Companies,
              Inc. -- FINANCE -- INSURANCE CARRIERS......       156,732       175,429
     820    Time Warner Telecom, Inc.
              Class A (a) -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.........................        43,244        52,019
     230    United Parcel Service, Inc.
              Class B -- COURIERS........................        13,691        13,527
   2,594    Verizon
              Communications -- INFORMATION -- WIRED
              TELECOMMUNICATIONS CARRIERS................       144,457       130,024
   2,810    Viacom, Inc.
              Class B (a) -- ENTERTAINMENT -- MOTION
              PICTURE AND VIDEO INDUSTRIES...............       155,759       131,368
     670    VoiceStream Wireless
              Corp. (a) -- INFORMATION -- OTHER
              TELECOMMUNICATIONS.........................        77,656        67,419
                                                            -----------    ----------
                                                              3,718,188     3,564,865
                                                            -----------    ----------
            TOTAL COMMON STOCKS..........................   $ 9,865,133    $9,516,411
                                                            ===========    ==========

PREFERRED STOCKS-2.18%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)     Value (c)
   -------                                                  -----------   ----------
            GERMANY-2.18%
   7,260    ProSieben Sat.1 Media AG
              Preferred -- ENTERTAINMENT -- RADIO AND
              TELEVISION BROADCASTING....................   $  207,183    $  214,717
                                                            -----------   ----------
            TOTAL LONG-TERM INVESTMENTS..................   $10,072,316   $9,731,128
                                                            ===========   ==========

SHORT-TERM INVESTMENTS-1.33%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                    Value (c)
   ---------                                                  ----------
              FINANCE-DEPOSITORY CREDIT BANKING-1.33%
   $130,817   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 6.43%........   $  130,817
                                                              ----------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $10,203,133) (b)...........................   $9,861,945
                                                              ==========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $10,225,851 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   941,774
Unrealized depreciation.....................................   (1,305,680)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (363,906)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
2000                      69     Synthes-Stratec, Inc. - 144A                            $  38,161

       The aggregate value of these securities at December 31, 2000, was $50,853, which represents .52% of total net assets.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS - 99.09%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             AEROSPACE PRODUCT AND PARTS MANUFACTURING -
             2.92%
     61,100  Honeywell International, Inc.................   $  3,148,949   $  2,890,794
                                                             ------------   ------------
             COMPUTER MANUFACTURING-COMMUNICATIONS
             EQUIPMENT - 9.78%
    131,120  Cisco Systems, Inc. (a)......................      6,462,544      5,015,340
    106,900  Nokia Oyj Corp. ADR..........................      3,363,138      4,650,150
                                                             ------------   ------------
                                                                9,825,682      9,665,490
                                                             ------------   ------------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT - 6.40%
     22,000  Dell Computer Corp. (a)......................        996,895        383,625
     66,400  EMC Corp. (a)................................      3,522,730      4,415,600
     54,700  Sun Microsystems, Inc. (a)...................      1,638,192      1,524,762
                                                             ------------   ------------
                                                                6,157,817      6,323,987
                                                             ------------   ------------
             COMPUTER MANUFACTURING-SEMICONDUCTOR,
             ELECTRONIC COMPONENT - 10.90%
      7,500  Altera Corp. (a).............................        342,312        197,344
     14,500  Applied Micro Circuits Corp. (a).............        848,253      1,088,180
     80,400  Intel Corp...................................      3,838,492      2,432,100
      5,060  JDS Uniphase Corp. (a).......................        447,013        210,939
     52,800  Micron Technology, Inc. (a)..................      3,095,557      1,874,400
      2,700  PMC-Sierra, Inc. (a).........................        253,125        212,287
      4,700  SDL, Inc. (a)................................      1,221,897        696,481
     73,100  Tyco International Ltd.......................      2,826,288      4,057,050
                                                             ------------   ------------
                                                               12,872,937     10,768,781
                                                             ------------   ------------
             ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
             OTHER - 0.92%
     17,300  Corning, Inc.................................        985,201        913,656
                                                             ------------   ------------
             ENTERTAINMENT-MOTION PICTURE AND VIDEO
             INDUSTRIES - 5.58%
    173,500  AT&T Corp.-Liberty Media Corp. (a)...........      3,494,821      2,353,094
     57,500  Viacom, Inc. Class B (a).....................      3,432,147      2,688,125
     16,300  Walt Disney Co...............................        653,439        471,681
                                                             ------------   ------------
                                                                7,580,407      5,512,900
                                                             ------------   ------------
             ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
             DATABASE PUBLISHERS - 3.58%
     67,700  Time Warner, Inc.............................      5,013,814      3,536,648
                                                             ------------   ------------
             FINANCE-CONSUMER LENDING - 0.82%
     14,700  Household International, Inc.................        755,214        808,500
                                                             ------------   ------------
             FINANCE-DEPOSITORY CREDIT BANKING - 9.17%
     35,400  Chase Manhattan Corp.........................      1,745,067      1,608,487
    143,400  Citigroup, Inc...............................      6,182,331      7,322,362
        800  J.P. Morgan & Co., Inc.......................        129,840        132,400
                                                             ------------   ------------
                                                                8,057,238      9,063,249
                                                             ------------   ------------
             FINANCE-NONDEPOSITORY CREDIT BANKING - 9.57%
     78,000  C.I.T. Group, Inc. Class A...................      1,647,509      1,569,750
      6,700  Fannie Mae...................................        421,998        581,225
     47,100  Freddie Mac..................................      2,506,156      3,244,013

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
    109,900  MBNA Corp....................................   $  3,015,764   $  4,059,431
                                                             ------------   ------------
                                                                7,591,427      9,454,419
                                                             ------------   ------------
             FINANCE-SECURITIES AND COMMODITY CONTRACTS
             AND BROKERAGE - 1.67%
     13,800  Merrill Lynch & Co., Inc.....................        884,854        940,988
      8,900  Morgan Stanley Dean Witter & Co..............        531,266        705,325
                                                             ------------   ------------
                                                                1,416,120      1,646,313
                                                             ------------   ------------
             HEALTH CARE-ELECTROMEDICAL MANUFACTURING -
             0.99%
     16,200  Medtronic, Inc. (with rights)................        721,237        978,075
                                                             ------------   ------------
             HEALTH CARE-HEALTH AND PERSONAL CARE STORES -
             0.77%
     18,300  Walgreen Co..................................        440,315        765,169
                                                             ------------   ------------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING - 12.68%
      6,200  Merck & Co., Inc.............................        565,376        580,475
    138,300  Pfizer, Inc. (with rights)...................      4,583,576      6,361,800
     21,800  Pharmacia Corp. (with rights)................      1,207,067      1,329,800
     75,100  Schering-Plough Corp.........................      3,530,934      4,261,925
                                                             ------------   ------------
                                                                9,886,953     12,534,000
                                                             ------------   ------------
             INFORMATION-OTHER INFORMATION SERVICES -
             1.01%
      4,900  America Online, Inc. (a).....................        311,398        170,520
      2,100  Juniper Networks, Inc. (a)...................        309,181        264,731
     18,600  Yahoo!, Inc. (a).............................      2,201,415        561,197
                                                             ------------   ------------
                                                                2,821,994        996,448
                                                             ------------   ------------
             INFORMATION-OTHER TELECOMMUNICATIONS - 4.88%
    150,700  AT&T Wireless Group (a)......................      3,626,672      2,608,994
     68,900  Nortel Networks Corp.........................      4,540,260      2,209,106
                                                             ------------   ------------
                                                                8,166,932      4,818,100
                                                             ------------   ------------
             INFORMATION-SOFTWARE PUBLISHERS - 3.17%
     38,300  Microsoft Corp. (a)..........................      3,552,199      1,666,050
     50,400  Oracle Corp. (a).............................      1,729,069      1,464,750
                                                             ------------   ------------
                                                                5,281,268      3,130,800
                                                             ------------   ------------
             INFORMATION-TELECOMMUNICATIONS CARRIERS -
             2.97%
     81,900  Vodafone Group plc ADR.......................      4,489,819      2,933,044
                                                             ------------   ------------
             INFORMATION-WIRED TELECOMMUNICATIONS CARRIERS
             - 1.21%
     16,600  Amdocs Ltd. (a)..............................      1,111,137      1,099,750
      5,300  AT&T Corp....................................        101,502         91,756
                                                             ------------   ------------
                                                                1,212,639      1,191,506
                                                             ------------   ------------
             MACHINERY MANUFACTURING-INDUSTRIAL MACHINERY
             - 2.43%
     62,800  Applied Materials, Inc. (a)..................      4,839,125      2,398,175
                                                             ------------   ------------
             MANUFACTURING-SOAP, CLEANING COMPOUND, TOILET
             - 0.31%
      4,700  Colgate-Palmolive Co.........................        235,376        303,385
                                                             ------------   ------------

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             PETROLEUM AND COAL-PRODUCTS MANUFACTURING -
             0.71%
     14,600  BP Amoco plc ADR.............................   $    755,232   $    698,975
                                                             ------------   ------------
             RETAIL-BUILDING MATERIALS AND SUPPLIES
             DEALERS - 3.71%
     80,200  Home Depot, Inc..............................      3,883,561      3,664,138
                                                             ------------   ------------
             RETAIL-DEPARTMENT STORES - 1.99%
     32,300  Kohl's Corp. (a).............................      1,497,011      1,970,300
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             RETAIL-OTHER GENERAL MERCHANDISE STORES -
             0.15%
      2,800  Wal-Mart Stores, Inc.........................   $    106,733   $    148,750
                                                             ------------   ------------
             TRANSPORTATION-AIR SCHEDULED - 0.80%
     15,400  Continental Airlines, Inc. Class B (a).......        593,398        795,025
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $108,336,399   $ 97,910,627
                                                             ============   ============

SHORT-TERM INVESTMENTS-3.49%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-OTHER INVESTMENT POOLS AND FUNDS -
               3.49%
   $3,447,629  First American Prime Obligation Fund, Current
                 rate -- 6.24%..............................   $  3,447,629
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $111,784,028) (b)..........................   $101,358,256
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $112,285,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 12,660,811
Unrealized depreciation.....................................   (23,587,759)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $(10,926,948)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.62% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
INVESTORS GROWTH SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-89.81%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            AEROSPACE PRODUCT AND PARTS
            MANUFACTURING-3.60%
       500  Boeing Co....................................   $    25,267   $    33,000
     1,800  General Dynamics Corp........................       129,021       140,400
     1,700  Honeywell International, Inc.................        87,623        80,431
     3,200  United Technologies Corp.....................       236,019       251,600
                                                            -----------   -----------
                                                                477,930       505,431
                                                            -----------   -----------
            BEVERAGE MANUFACTURING-1.39%
       600  Anheuser-Busch Companies, Inc................        23,902        27,300
     6,600  Diageo plc...................................        68,353        73,697
     1,900  PepsiCo, Inc.................................        86,556        94,169
                                                            -----------   -----------
                                                                178,811       195,166
                                                            -----------   -----------
            CHEMICAL MANUFACTURING-BASIC CHEMICAL
            MANUFACTURING-0.57%
       500  Akzo Nobel N.V...............................        25,886        26,853
     1,200  Praxair, Inc.................................        48,489        53,250
                                                            -----------   -----------
                                                                 74,375        80,103
                                                            -----------   -----------
            COMPUTER MANUFACTURING-AUDIO AND VIDEO
            EQUIPMENT-0.07%
       200  Gemstar-TV Guide International, Inc. (a).....         9,828         9,275
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT-4.29%
    10,500  Cisco Systems, Inc. (a)......................       539,020       401,625
     1,075  Comverse Technology, Inc. (a)................       115,110       116,772
       700  Extreme Networks, Inc. (a)...................        42,550        27,387
     1,300  Nokia Oyj Corp. ADR..........................        53,720        56,550
                                                            -----------   -----------
                                                                750,400       602,334
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-4.48%
     3,500  Compaq Computer Corp.........................        71,173        52,675
     1,200  Dell Computer Corp. (a)......................        27,335        20,925
     3,700  EMC Corp. (a)................................       283,520       246,050
       600  Emulex Corp. (a).............................        42,212        47,962
       500  Palm, Inc. (a)...............................        18,196        14,156
     3,100  Sun Microsystems, Inc. (a)...................       107,959        86,412
     1,850  VERITAS Software Corp. (a)...................       204,952       161,875
                                                            -----------   -----------
                                                                755,347       630,055
                                                            -----------   -----------
            COMPUTER MANUFACTURING-NAVIGATIONAL,
            MEASURING AND CONTROL
            INSTRUMENTS-1.19%
     1,785  Applied Biosystems Group-Applera Corp.              162,265       167,902
                                                            -----------   -----------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-6.97%
       800  Analog Devices, Inc. (a).....................        48,426        40,950
       700  Applied Micro Circuits Corp. (a).............        48,546        52,533
       100  Atmel Corp. (a)..............................         1,419         1,162
     6,300  Flextronics International Ltd. (a)...........       203,800       179,550
     2,700  Intel Corp...................................       113,050        81,675
     1,200  Micron Technology, Inc. (a)..................        42,388        42,600
       499  QLogic Corp. (a).............................        40,265        38,517
       800  Sanmina Corp. (a)............................        59,684        61,300
       700  Texas Instruments, Inc.......................        31,097        33,162

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     7,500  Tyco International Ltd.......................   $   371,162   $   416,250
       700  Xilinx, Inc. (a).............................        31,188        32,287
                                                            -----------   -----------
                                                                991,025       979,986
                                                            -----------   -----------
            ELECTRICAL EQUIPMENT
            MANUFACTURING-1.77%
     5,200  General Electric Co..........................       285,758       249,275
                                                            -----------   -----------
            ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
            OTHER-0.89%
       600  CIENA Corp. (a)..............................        62,707        48,825
     1,300  Corning, Inc.................................        90,512        68,656
       700  Metromedia Fiber Network, Inc.
              Class A (a)................................         9,235         7,087
                                                            -----------   -----------
                                                                162,454       124,568
                                                            -----------   -----------
            ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
            PROGRAMMING-0.67%
       500  Charter Communications, Inc. (a).............        10,856        11,344
     2,000  Comcast Corp. Special Class A (a)............        77,296        83,500
                                                            -----------   -----------
                                                                 88,152        94,844
                                                            -----------   -----------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-2.62%
     3,400  AT&T Corp.-Liberty Media Corp. (a)...........        43,585        46,112
     1,000  Clear Channel Communications, Inc. (a).......        52,959        48,437
     5,842  Viacom, Inc. Class B (a).....................       320,525       273,113
                                                            -----------   -----------
                                                                417,069       367,662
                                                            -----------   -----------
            ENTERTAINMENT-RADIO AND TELEVISION
            BROADCASTING-0.29%
     1,000  Univision Communications, Inc.
              Class A (a)................................        41,444        40,937
                                                            -----------   -----------
            FINANCE-DEPOSITORY CREDIT
            BANKING-2.72%
     5,792  Citigroup, Inc...............................       250,623       295,754
       500  PNC Financial Services Group.................        33,080        36,531
       400  State Street Corp............................        43,720        49,684
                                                            -----------   -----------
                                                                327,423       381,969
                                                            -----------   -----------
            FINANCE-INSURANCE CARRIERS-6.28%
     2,100  AFLAC, Inc...................................       126,610       151,594
     1,700  Allstate Corp................................        72,542        74,056
       200  American General Corp........................        15,607        16,300
     4,200  American International Group, Inc............       365,497       413,962
       800  CIGNA Corp...................................        93,767       105,840
     1,100  Hartford Financial Services Group, Inc.......        56,968        77,687
       700  John Hancock Financial Services, Inc.........        22,533        26,337
       600  UnumProvident Corp...........................        17,225        16,125
                                                            -----------   -----------
                                                                770,749       881,901
                                                            -----------   -----------
            FINANCE-NONDEPOSITORY CREDIT
            BANKING-3.38%
       700  American Express Co..........................        38,360        38,456
     5,500  Freddie Mac..................................       262,006       378,812
     1,000  Providian Financial Corp.....................        54,365        57,500
                                                            -----------   -----------
                                                                354,731       474,768
                                                            -----------   -----------

FORTIS SERIES FUND, INC.
INVESTORS GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            FINANCE-SECURITIES AND COMMODITY CONTRACTS
            AND BROKERAGE-1.60%
     1,900  Merrill Lynch & Co., Inc.....................   $   130,241   $   129,556
     1,200  Morgan Stanley Dean Witter & Co..............        88,471        95,100
                                                            -----------   -----------
                                                                218,712       224,656
                                                            -----------   -----------
            FOOD MANUFACTURING-GRAIN AND OILSEED
            MILLING-0.90%
     1,300  Quaker Oats Co...............................       117,149       126,587
                                                            -----------   -----------
            FOOTWEAR MANUFACTURING-0.28%
       700  Nike, Inc. Class B...........................        34,534        39,069
                                                            -----------   -----------
            HEALTH CARE-DRUGS & DRUGGISTS SUNDRIES
            WHOLESALERS-1.63%
     2,300  Cardinal Health, Inc.........................       205,758       229,137
                                                            -----------   -----------
            HEALTH CARE-ELECTROMEDICAL
            MANUFACTURING-1.20%
     2,800  Medtronic, Inc...............................       146,336       169,050
                                                            -----------   -----------
            HEALTH CARE-GENERAL MEDICAL AND SURGICAL
            HOSPITALS-1.28%
     4,100  HCA-The Healthcare Co........................       148,911       180,441
                                                            -----------   -----------
            HEALTH CARE-HEALTH AND PERSONAL CARE
            STORES-2.30%
     5,400  CVS Corp.....................................       249,453       323,663
                                                            -----------   -----------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-8.31%
     2,500  ALZA Corp. (a)...............................        90,923       106,250
     4,200  American Home Products Corp..................       241,647       266,910
       600  Amgen, Inc. (with rights) (a)................        40,399        38,363
     3,700  Bristol-Myers Squibb Co......................       260,455       273,569
       100  Genzyme Corp.-General Division (a)...........         5,474         8,994
     5,875  Pfizer, Inc. (with rights)...................       267,842       270,250
     2,000  Pharmacia Corp. (with rights)................       113,685       122,000
     1,600  Watson Pharmaceuticals, Inc. (a).............        94,485        81,900
                                                            -----------   -----------
                                                              1,114,910     1,168,236
                                                            -----------   -----------
            INFORMATION-OTHER INFORMATION
            SERVICES-0.09%
       100  Juniper Networks, Inc. (a)...................        11,128        12,606
                                                            -----------   -----------
            INFORMATION-OTHER
            TELECOMMUNICATIONS-2.59%
     1,400  Nortel Networks Corp.........................        51,936        44,888
       426  NTL, Inc. (a)................................        19,393        10,197
     4,300  Qwest Communications International,
              Inc. (a)...................................       198,318       176,300
     6,200  Sprint Corp. (PCS Group) (a).................       232,052       126,713
       100  Time Warner Telecom, Inc. Class A (a)........         6,400         6,344
                                                            -----------   -----------
                                                                508,099       364,442
                                                            -----------   -----------
            INFORMATION-SOFTWARE
            PUBLISHERS-5.55%
     1,000  BEA Systems, Inc. (a)........................        63,509        67,313
       900  E.piphany, Inc. (a)..........................        44,397        48,544
       200  Mercury Interactive Corp. (a)................        15,765        18,050
     5,400  Microsoft Corp. (a)..........................       338,129       234,900
     7,800  Oracle Corp. (a).............................       242,759       226,688

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     4,100  Rational Software Corp. (a)..................   $   196,765   $   159,644
       337  VeriSign, Inc. (a)...........................        31,022        25,001
                                                            -----------   -----------
                                                                932,346       780,140
                                                            -----------   -----------
            INFORMATION-TELECOMMUNICATIONS
            SATELLITE-0.68%
     4,200  EchoStar Communications Corp.
              Class A (a)................................       172,967        95,550
                                                            -----------   -----------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-1.42%
     8,500  China Mobile (Hong Kong) Ltd. (a)............        50,821        46,424
     3,400  Global Crossing Ltd. (a).....................        80,710        48,663
    28,600  Vodafone Group plc...........................       124,686       104,884
                                                            -----------   -----------
                                                                256,217       199,971
                                                            -----------   -----------
            PAPER (CONVERTED) PRODUCT MANUFACTURING-0.34%
       400  Minnesota Mining and Manufacturing Co.               45,756        48,200
                                                            -----------   -----------
            PETROLEUM AND COAL-MINING SUPPORT
            ACTIVITIES-3.44%
       700  BJ Services Co. (a)..........................        46,405        48,213
     1,700  Noble Drilling Corp. (a).....................        73,378        73,844
     2,800  Schlumberger Ltd.............................       196,651       223,825
     3,000  Transocean Sedco Forex, Inc..................       141,616       138,000
                                                            -----------   -----------
                                                                458,050       483,882
                                                            -----------   -----------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-2.31%
     2,200  Coastal Corp.................................       149,929       194,288
     1,500  Exxon Mobil Corp.............................       140,724       130,406
                                                            -----------   -----------
                                                                290,653       324,694
                                                            -----------   -----------
            PIPELINE-TRANSPORTATION OF NATURAL
            GAS-0.52%
     1,300  Dynegy, Inc. Class A.........................        55,693        72,881
                                                            -----------   -----------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-2.29%
       700  Brocade Communications Systems, Inc. (a).....        59,368        64,269
       500  Check Point Software Technologies
              Ltd. (a)...................................        60,052        66,781
     1,700  Computer Sciences Corp. (a)..................       120,694       102,213
       300  Foundry Networks, Inc. (a)...................        22,105         4,500
     2,800  IMS Health, Inc..............................        57,684        75,600
       100  Internet Security Systems, Inc. (a)..........         8,871         7,844
                                                            -----------   -----------
                                                                328,774       321,207
                                                            -----------   -----------
            RETAIL-BUILDING MATERIALS AND SUPPLIES
            DEALERS-0.59%
     1,800  Home Depot, Inc..............................        81,155        82,238
                                                            -----------   -----------
            RETAIL-CLOTHING STORES-0.49%
     2,700  Gap, Inc.....................................        65,818        68,850
                                                            -----------   -----------
            RETAIL-ELECTRONICS AND APPLIANCE
            STORES-0.61%
     2,000  RadioShack Corp..............................       107,337        85,625
                                                            -----------   -----------

--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            RETAIL-GROCERY STORES-2.67%
     4,600  Kroger Co. (a)...............................   $   112,600   $   124,488
     4,000  Safeway, Inc. (a)............................       196,653       250,000
                                                            -----------   -----------
                                                                309,253       374,488
                                                            -----------   -----------
            RETAIL-OTHER GENERAL MERCHANDISE STORES-1.94%
     3,900  Costco Wholesale Corp. (a)...................       142,051       155,756
     2,200  Wal-Mart Stores, Inc.........................       108,104       116,875
                                                            -----------   -----------
                                                                250,155       272,631
                                                            -----------   -----------
            TOBACCO MANUFACTURING-1.16%
     3,700  Philip Morris Companies, Inc.................       136,227       162,800
                                                            -----------   -----------
            TRANSPORTATION-DEEP SEA, COASTAL, GREAT LAKES
            WATER-0.37%
     1,700  Carnival Corp................................        44,891        52,381
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            TRANSPORTATION EQUIPMENT
            MANUFACTURING-OTHER-0.40%
     1,400  Harley-Davidson, Inc.........................   $    60,358   $    55,650
                                                            -----------   -----------
            UTILITIES-ELECTRIC GENERATION, TRANSMISSION
            AND DISTRIBUTION-2.40%
     4,300  AES Corp. (a)................................       195,370       238,113
     2,200  Calpine Corp. (a)............................        81,288        99,138
                                                            -----------   -----------
                                                                276,658       337,251
                                                            -----------   -----------
            WHOLESALERS-ELECTRICAL GOODS-1.27%
     4,700  American Tower Corp. (a).....................       190,321       178,013
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $12,665,380   $12,620,515
                                                            ===========   ===========

SHORT-TERM INVESTMENTS-11.62%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-DEPOSITORY CREDIT BANKING-11.62%
   $1,632,213  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........   $ 1,632,213
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $14,297,593) (b)...........................   $14,252,728
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal tax purposes was $14,802,302 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation.................................  $    479,629
    Unrealized depreciation.................................    (1,029,203)
--------------------------------------------------------------------------
    Net unrealized depreciation.............................  $   (549,574)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.34% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-87.27%
--------------------------------------------------------------------------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             COMPUTER MANUFACTURING-COMMUNICATIONS
             EQUIPMENT-3.39%
    180,000  Comverse Technology, Inc. (a)................   $  4,371,966   $   19,552,500
    310,400  Extreme Networks, Inc. (a)...................     13,864,952       12,144,400
    135,200  Polycom, Inc. (a)............................      6,855,229        4,351,750
                                                             ------------   --------------
                                                               25,092,147       36,048,650
                                                             ------------   --------------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT-1.72%
    107,600  Emulex Corp. (a).............................      5,751,189        8,601,275
    269,500  Symbol Technologies, Inc.....................     14,083,124        9,702,000
                                                             ------------   --------------
                                                               19,834,313       18,303,275
                                                             ------------   --------------
             COMPUTER MANUFACTURING-NAVIGATIONAL,
             MEASURING AND CONTROL INSTRUMENTS-8.14%
    186,800  Applied Biosystems Group-Applera Corp........      5,930,207       17,570,875
     45,000  Curon Medical, Inc. (a)......................        495,000          180,703
    235,000  L-3 Communications Holdings, Inc. (a)........     14,208,164       18,095,000
    360,000  National Instruments Corp. (a)...............      6,982,616       17,482,500
    172,100  PerkinElmer, Inc.............................     11,964,330       18,070,500
    450,000  Tektronix, Inc. (a)..........................     14,957,658       15,159,375
                                                             ------------   --------------
                                                               54,537,975       86,558,953
                                                             ------------   --------------
             COMPUTER MANUFACTURING-SEMICONDUCTOR,
             ELECTRONIC COMPONENT-6.16%
     90,000  Celestica, Inc. (a)..........................      1,789,057        4,882,500
     41,000  EMCORE Corp. (a).............................      2,787,957        1,927,000
    135,000  Finisar Corp. (a)............................      3,816,000        3,915,000
    404,800  Flextronics International Ltd. (a)...........      6,849,975       11,536,800
    202,500  Intersil Holding Corp. (a)...................     10,854,140        4,644,844
     90,000  QLogic Corp. (a).............................      7,480,597        6,946,875
    495,000  TriQuint Semiconductor, Inc. (a).............     17,822,727       21,625,312
    180,000  Vitesse Semiconductor Corp. (a)..............     10,478,954        9,956,250
                                                             ------------   --------------
                                                               61,879,407       65,434,581
                                                             ------------   --------------
             ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
             OTHER-4.45%
    522,000  Advanced Fibre Communications, Inc. (a)......     13,941,740        9,428,625
    162,000  Avanex Corp. (a).............................     16,074,915        9,649,125
    270,000  CIENA Corp. (a)..............................      6,419,104       21,971,250
    180,000  New Focus, Inc. (a)..........................     10,453,128        6,255,000
                                                             ------------   --------------
                                                               46,888,887       47,304,000
                                                             ------------   --------------
             ENTERTAINMENT-DATA PROCESSING, HOSTING AND
             RELATED SERVICES-0.05%
    360,000  Divine InterVentures, Inc. (a)...............      3,240,000          562,500
                                                             ------------   --------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             ENTERTAINMENT-RADIO AND TELEVISION
             BROADCASTING-1.62%
    337,900  Entravision Communications Corp. (a).........   $  5,799,695   $    6,208,912
    270,000  Univision Communications, Inc.
               Class A (a)................................      4,311,235       11,053,125
                                                             ------------   --------------
                                                               10,110,930       17,262,037
                                                             ------------   --------------
             FINANCE-ACTIVITIES RELATED TO CREDIT
             BANKING-1.86%
    450,000  Concord EFS, Inc. (a)........................     10,015,668       19,771,875
                                                             ------------   --------------
             FINANCE-DEPOSITORY CREDIT BANKING-3.57%
    270,000  Golden West Financial Corp...................     14,823,557       18,225,000
    258,700  Silicon Valley Bancshares (a)................      9,096,743        8,941,319
    173,300  Zions Bancorporation.........................      7,926,781       10,820,419
                                                             ------------   --------------
                                                               31,847,081       37,986,738
                                                             ------------   --------------
             FINANCE-INSURANCE CARRIERS-5.04%
    405,000  ACE Ltd......................................     10,711,866       17,187,187
    337,500  Ambac Financial Group, Inc...................     11,901,466       19,680,469
    225,000  MBIA, Inc....................................     16,184,851       16,678,125
                                                             ------------   --------------
                                                               38,798,183       53,545,781
                                                             ------------   --------------
             HEALTH CARE-ELECTROMEDICAL
             MANUFACTURING-2.33%
    296,600  Waters Corp. (a).............................      4,530,523       24,766,100
                                                             ------------   --------------
             HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING-3.37%
    455,700  Biomet, Inc..................................     11,972,377       18,085,594
     90,000  Cytyc Corp. (a)..............................      4,818,504        5,630,625
     45,000  Fresenius Medical Care AG ADR................        596,250          717,498
    225,000  Stryker Corp.................................      8,962,101       11,382,750
                                                             ------------   --------------
                                                               26,349,232       35,816,467
                                                             ------------   --------------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-11.03%
    135,000  Abgenix, Inc. (a)............................     10,740,971        7,973,437
    225,000  Alpharma, Inc. Class A.......................      8,518,050        9,871,875
    360,000  ALZA Corp. (a)...............................      9,041,004       15,300,000
    567,000  Biovail Corp. (a)............................      8,698,126       22,022,280
    270,600  IVAX Corp. (a)...............................      9,679,346       10,363,980
    462,900  King Pharmaceuticals, Inc. (a)...............     12,376,949       23,926,144
    180,000  Medarex, Inc. (a)............................      8,130,584        7,335,000
    168,900  MedImmune, Inc. (a)..........................      2,548,819        8,054,419
    154,100  OSI Pharmaceuticals, Inc. (with
               rights) (a)................................     11,032,967       12,347,262
                                                             ------------   --------------
                                                               80,766,816      117,194,397
                                                             ------------   --------------
             HEALTH CARE-SCIENTIFIC RESEARCH AND
             DEVELOPMENT SERVICES-0.29%
     90,000  QIAGEN N.V. (a)..............................      3,134,481        3,113,437
                                                             ------------   --------------
             INFORMATION-INTERNET SERVICE PROVIDERS AND
             WEB SEARCH PORTALS-0.49%
    450,000  Kana Communications, Inc. (a)................     11,344,702        5,175,000
                                                             ------------   --------------

--------------------------------------------------------------------------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             INFORMATION-SOFTWARE PUBLISHERS-8.69%
    247,600  BEA Systems, Inc. (a)........................   $  1,523,807   $   16,666,575
    180,000  Descartes Systems Group, Inc. (a)............      8,860,435        4,320,000
    315,000  Informatica Corp. (a)........................     13,896,353       12,462,187
    202,500  Interwoven, Inc. (a).........................     14,411,448       13,352,344
     90,000  Macromedia, Inc. (a).........................      7,146,780        5,467,500
    180,000  Mercury Interactive Corp. (a)................      3,196,805       16,245,000
     74,200  NetIQ Corp. (a)..............................      6,086,460        6,483,225
    135,000  Nuance Communications, Inc. (a)..............      5,397,678        5,821,875
    587,000  Peregrine Systems, Inc. (a)..................     12,366,130       11,593,250
                                                             ------------   --------------
                                                               72,885,896       92,411,956
                                                             ------------   --------------
             INFORMATION-TELECOMMUNICATIONS CARRIERS-0.30%
     81,000  Aether Systems, Inc. (a).....................      6,957,563        3,169,125
                                                             ------------   --------------
             MACHINERY MANUFACTURING-AGRICULTURE,
             CONSTRUCTION AND MINING-1.15%
    314,800  National-Oilwell, Inc. (a)...................     10,794,016       12,178,825
                                                             ------------   --------------
             MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
             SERVICES-1.16%
    225,000  TMP Worldwide, Inc. (a)......................     11,714,087       12,375,000
                                                             ------------   --------------
             PETROLEUM AND COAL-MINING SUPPORT
             ACTIVITIES-9.16%
    148,500  BJ Services Co. (a)..........................      7,596,192       10,227,937
    315,000  ENSCO International, Inc.....................      7,043,159       10,729,687
    495,000  Grant Prideco, Inc. (a)......................      8,333,283       10,859,062
    405,000  Nabors Industries, Inc. (a)..................     10,045,514       23,955,750
    292,500  Noble Drilling Corp. (a).....................      7,440,015       12,705,469
    229,600  Santa Fe International Corp..................      7,181,908        7,361,550
    117,000  Smith International, Inc. (with
               rights) (a)................................      8,617,570        8,723,813
    270,000  Weatherford International, Inc. (a)..........      8,144,380       12,757,500
                                                             ------------   --------------
                                                               64,402,021       97,320,768
                                                             ------------   --------------

                                                                                Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                  ------------   --------------
             PETROLEUM AND COAL-OIL AND GAS
             EXTRACTION-3.02%
    180,000  Devon Energy Corp............................   $ 10,342,307   $   10,974,600
    315,000  EOG Resources, Inc...........................      9,391,772       17,226,563
    225,000  Ocean Energy, Inc............................      4,017,857        3,909,375
                                                             ------------   --------------
                                                               23,751,936       32,110,538
                                                             ------------   --------------
             PROFESSIONAL SERVICES-ADVERTISING AND RELATED
             SERVICES-0.53%
     90,000  Enzon, Inc. (a)..............................      7,323,934        5,585,625
                                                             ------------   --------------
             PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
             AND RELATED-3.71%
    225,000  Internet Security Systems, Inc. (a)..........     19,542,619       17,648,438
    225,000  Lantronix, Inc. (a)..........................      2,250,000        1,434,375
     90,000  ONI Systems Corp. (a)........................      4,967,919        3,560,625
    357,200  SunGard Data Systems, Inc. (a)...............     13,329,504       16,833,050
                                                             ------------   --------------
                                                               40,090,042       39,476,488
                                                             ------------   --------------
             RETAIL-OTHER GENERAL MERCHANDISE STORES-1.26%
    274,100  BJ's Wholesale Club, Inc. (a)................      9,450,165       10,518,588
    135,000  Family Dollar Stores, Inc....................      3,001,347        2,894,063
                                                             ------------   --------------
                                                               12,451,512       13,412,651
                                                             ------------   --------------
             RETAIL-SHOE STORES-0.72%
    495,000  Venator Group, Inc. (a)......................      6,963,826        7,672,500
                                                             ------------   --------------
             UTILITIES-ELECTRIC GENERATION, TRANSMISSION
             AND DISTRIBUTION-4.06%
    135,000  Allegheny Energy, Inc........................      5,884,731        6,505,313
    566,800  Calpine Corp. (a)............................      6,056,855       25,541,425
    398,100  NRG Energy, Inc. (a).........................      8,190,755       11,072,156
                                                             ------------   --------------
                                                               20,132,341       43,118,894
                                                             ------------   --------------
             TOTAL COMMON STOCKS..........................   $705,837,519   $  927,676,161
                                                             ============   ==============

SHORT-TERM INVESTMENTS-13.93%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-4.79%
   $5,000,000   FHLMC, 6.31%, 1-16-2001......................   $    4,986,222
   16,000,000   FHLMC, 6.48%, 1-23-2001......................       15,935,178
   30,000,000   FHLMC , 6.55%, 1-9-2001......................       29,951,800
                                                                --------------
                                                                    50,873,200
                                                                --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-2.34%
    5,000,000   FNMA, 6.44%, 1-10-2001.......................        4,991,208
   20,000,000   FNMA, 6.60%, 2-1-2001........................       19,885,778
                                                                --------------
                                                                    24,876,986
                                                                --------------
                FINANCE-CONSUMER LENDING-0.01%
      158,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 6.48%......................          158,000
                                                                --------------
                FINANCE-DEPOSITORY CREDIT BANKING-2.85%
   30,299,213   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 6.43%........       30,299,213
                                                                --------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

SHORT-TERM INVESTMENTS-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                OTHER DIRECT FEDERAL OBLIGATIONS-3.94%
   $27,000,000  Federal Home Loan Bank, 6.44%, 1-17-2001.....   $   26,919,420
   15,000,000   Federal Home Loan Bank, 6.55%, 1-3-2001......       14,991,963
                                                                --------------
                                                                    41,911,383
                                                                --------------
                TOTAL SHORT-TERM INVESTMENTS.................      148,118,782
                                                                --------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $853,956,301) (b)..........................   $1,075,794,943
                                                                ==============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $864,158,546 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation.................................  $295,874,133
    Unrealized depreciation.................................   (84,237,736)
--------------------------------------------------------------------------
    Net unrealized appreciation.............................  $211,636,397
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.51% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 2000

COMMON STOCKS-82.54%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             COMPUTER MANUFACTURING-COMMUNICATIONS
             EQUIPMENT-2.36%
     91,000  AudioCodes Ltd. (a)..........................   $  3,909,595   $  1,234,187
     75,000  Celeritek, Inc. (a)..........................      3,834,875      2,859,375
    239,950  REMEC, Inc. (a)..............................      4,747,417      2,309,519
    118,900  SonicWALL, Inc. (a)..........................      2,072,947      1,932,125
                                                             ------------   ------------
                                                               14,564,834      8,335,206
                                                             ------------   ------------
             COMPUTER MANUFACTURING-COMPUTER AND
             PERIPHERAL EQUIPMENT-1.03%
    580,000  Read-Rite Corp. (a)..........................      5,407,645      2,338,125
     46,300  SanDisk Corp. (a)............................      2,629,368      1,284,825
                                                             ------------   ------------
                                                                8,037,013      3,622,950
                                                             ------------   ------------
             COMPUTER MANUFACTURING-NAVIGATIONAL,
             MEASURING AND CONTROL INSTRUMENTS-0.66%
    120,000  PhotoMedex, Inc. (a).........................      1,876,067        675,000
    165,000  Signal Technology Corp. (a)..................      2,794,064      1,650,000
                                                             ------------   ------------
                                                                4,670,131      2,325,000
                                                             ------------   ------------
             COMPUTER MANUFACTURING-SEMICONDUCTOR,
             ELECTRONIC COMPONENT-12.89%
    300,000  Aeroflex, Inc. (a)...........................      4,289,340      8,648,437
    168,300  Alpha Industries, Inc. (a)...................      5,996,359      6,227,100
     70,000  Caliper Technologies Corp. (a)...............      4,561,760      3,290,000
    184,000  Cirrus Logic, Inc. (a).......................      3,631,902      3,450,000
     65,000  Elantec Semiconductor, Inc. (a)..............      4,116,897      1,803,750
    118,200  Exar Corp. (a)...............................      3,830,215      3,662,353
    160,000  Microsemi Corp. (a)..........................      7,361,979      4,450,000
     90,000  Pixelworks, Inc (a)..........................      4,044,296      2,013,750
    182,000  SMTC Corp. (a)...............................      2,499,182      2,479,750
    216,200  TriQuint Semiconductor, Inc. (a).............      6,337,728      9,445,237
                                                             ------------   ------------
                                                               46,669,658     45,470,377
                                                             ------------   ------------
             EDUCATION-COLLEGES, UNIVERSITIES AND
             PROFESSIONAL SCHOOLS-3.27%
    162,600  Career Education Corp. (a)...................      2,644,174      6,361,725
    136,700  Corinthian Colleges, Inc. (a)................      3,693,060      5,186,056
                                                             ------------   ------------
                                                                6,337,234     11,547,781
                                                             ------------   ------------
             ENTERTAINMENT-MOTION PICTURE AND VIDEO
             INDUSTRIES-2.01%
     96,000  Macrovision Corp. (a)........................      3,290,517      7,105,500
                                                             ------------   ------------
             FINANCE-AGENCIES, BROKERAGE AND OTHER
             INSURANCE ACTIVITIES-1.81%
    140,000  Advance Paradigm, Inc. (a)...................      4,226,250      6,370,000
                                                             ------------   ------------
             FINANCE-CONSUMER LENDING-0.97%
    135,200  American Capital Strategies Ltd..............      2,557,641      3,405,350
                                                             ------------   ------------
             FINANCE-DEPOSITORY CREDIT BANKING-4.60%
    108,900  Boston Private Financial Holdings, Inc.......      1,522,656      2,164,387
    120,000  Dime Community Bancshares....................      2,887,002      3,030,000
     70,000  Investors Financial Services Corp............      3,237,537      6,020,000
    144,600  Silicon Valley Bancshares (a)................      3,044,451      4,997,737
                                                             ------------   ------------
                                                               10,691,646     16,212,124
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             FINANCE-OTHER FINANCIAL INVESTMENT
             ACTIVITIES-1.85%
    202,000  Eaton Vance Corp.............................   $  3,519,712   $  6,514,500
                                                             ------------   ------------
             FINANCE-OTHER INVESTMENT POOLS AND
             FUNDS-1.14%
    192,500  Allied Capital Corp..........................      3,272,500      4,018,437
                                                             ------------   ------------
             FINANCE-SECURITIES AND COMMODITY CONTRACTS
             AND BROKERAGE-1.34%
     50,000  Dain Rauscher Corp...........................      3,561,605      4,734,375
                                                             ------------   ------------
             HEALTH CARE-HEALTH AND PERSONAL CARE
             STORES-3.13%
    145,900  Accredo Health, Inc. (a).....................      4,525,117      7,322,356
    110,800  PolyMedica Corp. (a).........................      3,834,830      3,697,950
                                                             ------------   ------------
                                                                8,359,947     11,020,306
                                                             ------------   ------------
             HEALTH CARE-MEDICAL AND DIAGNOSTIC
             LABORATORIES-2.50%
     50,000  Laboratory Corporation of America
               Holdings (a)...............................      4,355,890      8,800,000
                                                             ------------   ------------
             HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
             MANUFACTURING-2.16%
     77,500  Cytyc Corp. (a)..............................      3,903,579      4,848,594
    220,000  STAAR Surgical Co. (a).......................      3,080,000      2,763,750
                                                             ------------   ------------
                                                                6,983,579      7,612,344
                                                             ------------   ------------
             HEALTH CARE-PHARMACEUTICAL AND MEDICINE
             MANUFACTURING-15.20%
     75,200  Abgenix, Inc. (a)............................      1,176,109      4,441,500
     74,200  Adolor Corp. (a).............................      1,160,759      1,632,400
    109,000  Alpharma, Inc. Class A.......................      4,273,753      4,782,375
    121,000  Cell Therapeutics, Inc. (a)..................      5,045,265      5,452,562
     63,000  CIMA Labs, Inc. (a)..........................      2,560,658      4,098,937
    125,000  DUSA Pharmaceuticals, Inc. (a)...............      3,061,547      2,101,563
    165,700  First Horizon Pharmaceutical Corp. (a).......      3,282,958      5,095,275
     70,000  Invitrogen Corp. (a).........................      3,118,111      6,046,250
    131,600  Medarex, Inc. (a)............................      4,325,320      5,362,700
    183,400  Noven Pharmaceuticals, Inc. (a)..............      3,836,489      6,854,575
     80,000  PRAECIS Pharmaceuticals, Inc. (a)............      3,198,885      2,340,000
    137,500  Tanox, Inc. (a)..............................      3,940,233      5,388,281
                                                             ------------   ------------
                                                               38,980,087     53,596,418
                                                             ------------   ------------
             HEALTH CARE-SCIENTIFIC RESEARCH AND
             DEVELOPMENT SERVICES-4.23%
    111,800  Cell Genesys, Inc. (a).......................      1,546,645      2,550,438
     95,000  Ciphergen Biosystems, Inc. (a)...............      3,316,774      1,258,750
     76,600  Myriad Genetics, Inc. (a)....................      5,399,402      6,338,650
    167,400  Orchid Biosciences, Inc. (a).................      2,051,281      2,343,600
    203,400  Variagenics, Inc. (a)........................      3,202,465      2,412,197
                                                             ------------   ------------
                                                               15,516,567     14,903,635
                                                             ------------   ------------
             INFORMATION-OTHER INFORMATION SERVICES-1.06%
    118,500  WatchGuard Technologies, Inc. (a)............      6,918,841      3,747,563
                                                             ------------   ------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 2000

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             INFORMATION-OTHER TELECOMMUNICATIONS-2.49%
     84,200  Exfo Electro-Optical Engineering,
               Inc. (a)...................................   $  3,233,588   $  2,199,725
    141,100  Oplink Communications, Inc. (a)..............      3,527,333      2,530,981
     85,700  Peco II, Inc. (a)............................      2,336,083      2,217,488
    128,200  WJ Communications, Inc. (a)..................      3,601,322      1,826,850
                                                             ------------   ------------
                                                               12,698,326      8,775,044
                                                             ------------   ------------
             INFORMATION-SOFTWARE PUBLISHERS-4.21%
    155,500  Adept Technology, Inc. (a)...................      5,295,987      2,254,750
     35,000  Interwoven, Inc. (a).........................      1,482,353      2,307,813
    237,000  Packeteer, Inc. (a)..........................      7,120,468      2,932,875
    219,500  Precise Software Solutions Ltd. (a)..........      6,496,869      5,432,625
    150,900  SynQuest, Inc. (a)...........................      2,209,236      1,112,888
    244,200  TeleCommunication Systems, Inc.
               Class A (a)................................      3,127,470        824,175
                                                             ------------   ------------
                                                               25,732,383     14,865,126
                                                             ------------   ------------
             INFORMATION-TELECOMMUNICATIONS CARRIERS-0.64%
     85,900  BreezeCOM Ltd. (a)...........................      3,193,581      1,229,444
    110,000  o2wireless Solutions, Inc. (a)...............      1,320,000      1,024,375
                                                             ------------   ------------
                                                                4,513,581      2,253,819
                                                             ------------   ------------
             NONMETALLIC MANUFACTURING-GLASS AND GLASS
             PRODUCT-0.96%
    165,000  Applied Films Corp. (a)......................      3,877,500      3,372,188
                                                             ------------   ------------
             PETROLEUM AND COAL-OIL AND GAS
             EXTRACTION-1.03%
     85,600  Spinnaker Exploration Co. (a)................      2,758,285      3,638,000
                                                             ------------   ------------
             PRIMARY METAL MANUFACTURING-PRODUCT FROM
             PURCHASED STEEL-1.08%
    168,900  Maverick Tube Corp. (a)......................      2,866,379      3,821,363
                                                             ------------   ------------
             PROFESSIONAL SERVICES-ARCHITECTURAL,
             ENGINEERING AND RELATED-0.59%
     69,000  Plexus Corp. (a).............................      3,012,885      2,096,953
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
             AND RELATED-3.60%
    111,600  Ixia (a).....................................   $  2,466,953   $  2,552,850
     65,700  SpeechWorks International, Inc. (a)..........      2,872,318      3,223,406
    109,200  Vyyo, Inc. (a)...............................      2,183,781        668,850
    215,400  WebTrends Corp. (a)..........................      7,112,271      6,233,138
                                                             ------------   ------------
                                                               14,635,323     12,678,244
                                                             ------------   ------------
             REAL ESTATE, RENTAL AND LEASING-CONSUMER
             GOODS RENTAL-0.86%
     88,000  Rent-A-Center, Inc. (a)......................      2,844,274      3,036,000
                                                             ------------   ------------
             REAL ESTATE, RENTAL AND LEASING-INDUSTRIAL
             MACHINERY AND EQUIPMENT-0.27%
     97,000  Natural MicroSystems Corp. (a)...............      1,977,584        957,875
                                                             ------------   ------------
             RETAIL-CLOTHING STORES-0.51%
    112,500  Charlotte Russe Holding, Inc. (a)............      1,438,608      1,792,969
                                                             ------------   ------------
             WHOLESALERS-APPAREL, PIECE GOODS AND
             NOTIONS-1.42%
    124,800  Kenneth Cole Productions, Inc.
               Class A (a)................................      3,297,338      5,023,200
                                                             ------------   ------------
             WHOLESALERS-ELECTRICAL GOODS-0.37%
    145,500  Nu Horizons Electronics Corp. (a)............      2,799,091      1,300,406
                                                             ------------   ------------
             WHOLESALERS-GROCERY AND RELATED
             PRODUCTS-0.80%
     55,000  Performance Food Group Co. (a)...............      2,255,000      2,819,609
                                                             ------------   ------------
             WHOLESALERS-PROFESSIONAL AND COMMERCIAL
             EQUIPMENT-1.50%
    127,500  Bell Microproducts, Inc. (a).................      2,824,295      2,024,063
    213,400  BioSource International, Inc. (a)............      3,719,036      3,267,688
                                                             ------------   ------------
                                                                6,543,331      5,291,751
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $283,763,540   $291,064,413
                                                             ============   ============

SHORT-TERM INVESTMENTS - 16.46%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-9.61%
   $5,000,000   FHLMC, 6.44% 2-16-2001.......................   $  4,985,955
    4,000,000   FHLMC, 6.33% 1-23-2001.......................      3,984,130
   15,000,000   FHLMC, 6.54% 1-30-2001.......................     14,920,125
   10,000,000   FHLMC, 6.54% 1-9-2001........................      9,983,950
                                                                ------------
                                                                  33,874,160
                                                                ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.41%
    5,000,000   FNMA, 6.56% 1-22-2001........................      4,980,414
                                                                ------------
                FINANCE-CONSUMER LENDING-3.30%
   11,611,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 6.48%......................     11,611,000
                                                                ------------

--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FINANCE-DEPOSITORY CREDIT BANKING-2.14%
   $7,555,477   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 6.43%........   $  7,555,477
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     58,021,051
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $341,784,591) (b)..........................   $349,085,464
                                                                ============

 (a) Presently not paying dividend income.
 (b) At December 31, 2000, the cost of securities for federal income tax purposes was $341,843,371 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 67,502,388
Unrealized depreciation.....................................   (60,260,295)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $  7,242,093
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.57% of total net assets as of December 31, 2000.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 2000

--------------------------------------------------------------------------------

                                             MONEY     U.S. GOV'T.   DIVERSIFIED   MULTISECTOR
                                            MARKET      SECURITIES      INCOME        BOND
                                            SERIES        SERIES        SERIES       SERIES
                                          -----------  ------------  ------------  -----------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $93,700,306  $142,762,552  $90,973,782   $22,870,954
  Cash on deposit with custodian........          --            --            --            --
  Collateral for securities lending
    transactions (Note 1)...............          --    26,827,162    15,000,000            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................          --            --            --            --
    Investment securities sold..........          --            --            --            --
    Interest and dividends..............      75,269     1,141,889     1,586,132       461,667
                                          -----------  ------------  ------------  -----------
TOTAL ASSETS............................  93,775,575   170,731,603   107,559,914    23,332,621
                                          -----------  ------------  ------------  -----------
LIABILITIES:
  Options contracts written, at
    value**.............................          --            --            --            --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................          --            --            --            --
  Payable upon return of securities
    loaned (Note 1).....................          --    26,827,162    15,000,000            --
  Payable for investment securities
    purchased...........................          --     2,406,641            --            --
  Payable for investment advisory and
    management fees (Note 2)............      23,619        55,106        37,040        14,510
  Accounts payable and accrued
    expenses............................      18,998        28,034        54,648        18,198
                                          -----------  ------------  ------------  -----------
TOTAL LIABILITIES.......................      42,617    29,316,943    15,091,688        32,708
                                          -----------  ------------  ------------  -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........  87,944,790   149,732,272   101,487,966    24,330,562
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....          --     4,435,837    (2,119,313)      170,727
  Undistributed net investment income...   5,788,168     8,248,585     7,165,318            --
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................          --   (21,002,034)  (14,065,745)   (1,201,376)
                                          -----------  ------------  ------------  -----------
TOTAL NET ASSETS........................  $93,732,958  $141,414,660  $92,468,226   $23,299,913
                                          ===========  ============  ============  ===========
NET ASSET VALUE PER SHARE...............      $11.32        $10.59        $10.79        $10.50
                                          ===========  ============  ============  ===========
*Cost...................................  $93,700,306  $138,326,715  $93,093,095   $22,699,047
**Options premiums received.............          --            --            --            --
***Outstanding shares...................   8,278,131    13,352,770     8,565,845     2,218,970

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                              HIGH         ASSET       AMERICAN                    CAPITAL       GROWTH &
                                             YIELD       ALLOCATION    LEADERS       VALUE      OPPORTUNITIES     INCOME
                                             SERIES        SERIES       SERIES       SERIES        SERIES         SERIES
                                          ------------  ------------  ----------  ------------  -------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $52,634,327   $658,523,374  $7,808,955  $111,645,155   $16,403,038   $290,213,177
  Cash on deposit with custodian........           --            --         --             --         51,121            --
  Collateral for securities lending
    transactions (Note 1)...............           --   118,066,662         --     17,761,563             --    29,493,920
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................           --            --         --             --            212            --
    Investment securities sold..........           --     9,748,607     36,637             --        212,641     3,708,379
    Interest and dividends..............    1,323,934     4,697,803      9,881        163,604          9,168       461,996
                                          ------------  ------------  ----------  ------------   -----------   ------------
TOTAL ASSETS............................   53,958,261   791,036,446   7,855,473   129,570,322     16,676,180   323,877,472
                                          ------------  ------------  ----------  ------------   -----------   ------------
LIABILITIES:
  Options contracts written, at
    value**.............................           --            --         --        133,538             --            --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................           --            --         --             --             --            --
  Payable upon return of securities
    loaned (Note 1).....................           --   118,066,662         --     17,761,563             --    29,493,920
  Payable for investment securities
    purchased...........................           --     7,190,205         --             --        482,297     2,275,296
  Payable for investment advisory and
    management fees (Note 2)............       22,574       259,392      6,049         62,941         11,670       153,135
  Accounts payable and accrued
    expenses............................       19,512       150,770     13,031         22,564         20,231        37,207
                                          ------------  ------------  ----------  ------------   -----------   ------------
TOTAL LIABILITIES.......................       42,086   125,667,029     19,080     17,980,606        514,198    31,959,558
                                          ------------  ------------  ----------  ------------   -----------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........   71,814,847   535,508,954   7,380,100    86,353,570     17,558,499   211,325,178
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   (8,051,584)   59,110,444    382,080      9,770,369     (1,296,079)   58,248,212
  Undistributed net investment income...    6,287,061    19,539,663         --        840,117             --     3,666,699
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................  (16,134,149)   51,210,356     74,213     14,625,660       (100,438)   18,677,825
                                          ------------  ------------  ----------  ------------   -----------   ------------
TOTAL NET ASSETS........................  $53,916,175   $665,369,417  $7,836,393  $111,589,716   $16,161,982   $291,917,914
                                          ============  ============  ==========  ============   ===========   ============
NET ASSET VALUE PER SHARE...............        $7.61        $19.31     $10.80         $17.38          $9.37        $19.82
                                          ============  ============  ==========  ============   ===========   ============
*Cost...................................  $60,685,911   $599,412,930  $7,426,875  $101,846,776   $17,699,142   $231,964,965
**Options premiums received.............           --            --         --        105,528             --            --
***Outstanding shares...................    7,085,157    34,448,388    725,708      6,420,313      1,725,321    14,726,069

                                             S & P       BLUE CHIP
                                           500 INDEX       STOCK
                                             SERIES        SERIES
                                          ------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $392,119,321  $293,532,095
  Cash on deposit with custodian........           --             --
  Collateral for securities lending
    transactions (Note 1)...............   54,868,823     31,883,055
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................           --             --
    Investment securities sold..........           --        659,745
    Interest and dividends..............      280,662        266,595
                                          ------------  ------------
TOTAL ASSETS............................  447,268,806    326,341,490
                                          ------------  ------------
LIABILITIES:
  Options contracts written, at
    value**.............................           --             --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................           --             --
  Payable upon return of securities
    loaned (Note 1).....................   54,868,823     31,883,055
  Payable for investment securities
    purchased...........................      734,847        549,396
  Payable for investment advisory and
    management fees (Note 2)............      133,417        215,515
  Accounts payable and accrued
    expenses............................       56,508         39,499
                                          ------------  ------------
TOTAL LIABILITIES.......................   55,793,595     32,687,465
                                          ------------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........  320,941,586    247,643,305
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   58,188,515     47,026,959
  Undistributed net investment income...    3,284,060             --
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    9,061,050     (1,016,239)
                                          ------------  ------------
TOTAL NET ASSETS........................  $391,475,211  $293,654,025
                                          ============  ============
NET ASSET VALUE PER SHARE...............       $20.15         $19.63
                                          ============  ============
*Cost...................................  $333,744,181  $246,505,132
**Options premiums received.............           --             --
***Outstanding shares...................   19,429,672     14,959,751

FORTIS SERIES FUND, INC.

December 31, 2000

--------------------------------------------------------------------------------

                                           BLUE CHIP   INTERNATIONAL  INTERNATIONAL    MID CAP
                                             STOCK         STOCK          STOCK         STOCK
                                           SERIES II      SERIES        SERIES II      SERIES
                                          -----------  -------------  -------------  -----------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $15,803,852  $148,972,493    $46,170,126   $37,792,812
  Cash on deposit with custodian........          --             --             --            --
  Collateral for securities lending
    transactions (Note 1)...............          --             --             --            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................          --            271             --            --
    Investment securities sold..........          --             --             --            --
    Interest and dividends..............       5,996        470,853        132,463        31,739
                                          -----------  ------------    -----------   -----------
TOTAL ASSETS............................  15,809,848    149,443,617     46,302,589    37,824,551
                                          -----------  ------------    -----------   -----------
LIABILITIES:
  Options contracts written, at
    value**.............................          --             --             --            --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................          --             14             --            --
  Payable upon return of securities
    loaned (Note 1).....................          --             --             --            --
  Payable for investment securities
    purchased...........................     581,139         69,981             --         4,024
  Payable for investment advisory and
    management fees (Note 2)............      11,707        102,721         34,745        31,600
  Accounts payable and accrued
    expenses............................      30,588         41,520         33,286        21,564
                                          -----------  ------------    -----------   -----------
TOTAL LIABILITIES.......................     623,434        214,236         68,031        57,188
                                          -----------  ------------    -----------   -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........  16,774,553    132,821,843     49,357,500    37,438,433
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....  (1,080,686)     6,619,269     (3,080,399)      453,377
  Undistributed net investment income...          --         11,871             --         3,116
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    (507,453)     9,776,398        (42,543)     (127,563)
                                          -----------  ------------    -----------   -----------
TOTAL NET ASSETS........................  $15,186,414  $149,229,381    $46,234,558   $37,767,363
                                          ===========  ============    ===========   ===========
NET ASSET VALUE PER SHARE...............       $9.12         $15.07         $11.15        $10.31
                                          ===========  ============    ===========   ===========
*Cost...................................  $16,866,793  $142,342,111    $49,242,524   $37,356,260
**Options premiums received.............          --             --             --            --
***Outstanding shares...................   1,664,504      9,902,172      4,147,709     3,663,284

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                           SMALL CAP      GLOBAL       GLOBAL      LARGE CAP     INVESTORS       GROWTH
                                             VALUE        GROWTH       EQUITY        GROWTH       GROWTH         STOCK
                                            SERIES        SERIES       SERIES        SERIES       SERIES         SERIES
                                          -----------  ------------  -----------  ------------  -----------  --------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $58,131,431  $402,924,417  $9,861,945   $101,358,256  $14,252,728  $1,075,794,943
Cash on deposit with custodian..........          --            --           --            --           --              --
Collateral for securities lending
  transactions (Note 1).................          --    40,721,275           --            --           --     310,861,304
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................          --            --            9            --           44              --
  Investment securities sold............     711,417       364,558           --       543,483      253,973      14,105,033
  Interest and dividends................      76,234       543,121       10,938        34,459       12,490         392,360
                                          -----------  ------------  -----------  ------------  -----------  --------------
TOTAL ASSETS............................  58,919,082   444,553,371    9,872,892   101,936,198   14,519,235   1,401,153,640
                                          -----------  ------------  -----------  ------------  -----------  --------------
LIABILITIES:
  Options contracts written, at
    value**.............................          --            --           --            --           --              --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................          --           538           --            --          239              --
  Payable upon return of securities
    loaned (Note 1).....................          --    40,721,275           --            --           --     310,861,304
  Payable for investment securities
    purchased...........................     829,253            --        5,509     3,019,631      434,566      26,622,304
  Payable for investment advisory and
    management fees (Note 2)............      40,995       240,558        8,567        76,731       10,345         543,043
  Accounts payable and accrued
    expenses............................      21,866        74,561       25,635        26,109       22,245         121,849
                                          -----------  ------------  -----------  ------------  -----------  --------------
TOTAL LIABILITIES.......................     892,114    41,036,932       39,711     3,122,471      467,395     338,148,500
                                          -----------  ------------  -----------  ------------  -----------  --------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........  51,157,049   226,826,589   10,319,772   109,740,675   15,231,710     633,274,322
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   7,040,478   159,609,727     (341,082)  (10,425,772)     (44,817)    221,838,642
  Undistributed net investment income...          --            --          600            --           --              --
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    (170,559)   17,080,123     (146,109)     (501,176)  (1,135,053)    207,892,176
                                          -----------  ------------  -----------  ------------  -----------  --------------
TOTAL NET ASSETS........................  $58,026,968  $403,516,439  $9,833,181   $98,813,727   $14,051,840  $1,063,005,140
                                          ===========  ============  ===========  ============  ===========  ==============
NET ASSET VALUE PER SHARE...............      $11.74        $25.41        $9.58        $11.86        $9.35          $40.66
                                          ===========  ============  ===========  ============  ===========  ==============
*Cost...................................  $51,090,953  $243,297,444  $10,203,133  $111,784,028  $14,297,593  $ 853,956,301
**Options premiums received.............          --            --           --            --           --              --
***Outstanding shares...................   4,943,327    15,883,119    1,026,833     8,330,775    1,502,626      26,142,175

                                           AGGRESSIVE
                                             GROWTH
                                             SERIES
                                          ------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $349,085,464
Cash on deposit with custodian..........            --
Collateral for securities lending
  transactions (Note 1).................    52,966,044
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................            --
  Investment securities sold............     4,269,669
  Interest and dividends................       164,809
                                          ------------
TOTAL ASSETS............................   406,485,986
                                          ------------
LIABILITIES:
  Options contracts written, at
    value**.............................            --
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................            --
  Payable upon return of securities
    loaned (Note 1).....................    52,966,044
  Payable for investment securities
    purchased...........................       668,401
  Payable for investment advisory and
    management fees (Note 2)............       185,911
  Accounts payable and accrued
    expenses............................        50,551
                                          ------------
TOTAL LIABILITIES.......................    53,870,907
                                          ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; ***..........   310,726,806
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....     7,300,873
  Undistributed net investment income...        43,343
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    34,544,057
                                          ------------
TOTAL NET ASSETS........................  $352,615,079
                                          ============
NET ASSET VALUE PER SHARE...............        $23.73
                                          ============
*Cost...................................  $341,784,591
**Options premiums received.............            --
***Outstanding shares...................    14,861,039

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                            MONEY     U.S. GOV'T.  DIVERSIFIED  MULTISECTOR      HIGH
                                            MARKET    SECURITIES     INCOME        BOND         YIELD
                                            SERIES      SERIES       SERIES       SERIES        SERIES
                                          ----------  -----------  -----------  -----------  ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $6,131,274  $8,907,165   $7,657,541   $1,541,635   $  6,560,346
    Dividend Income.....................        --           --           --           --          74,292
    Fee income (Note 1).................        --       27,021       12,957           --              --
                                          ----------  -----------  -----------  -----------  ------------
  Total Income*.........................  6,131,274   8,934,186    7,670,498    1,541,635       6,634,638
                                          ----------  -----------  -----------  -----------  ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................   288,720      616,505      453,658      161,419         307,957
    Legal and auditing fees (Note 2)....    16,350       21,250       18,900       24,775          17,525
    Custodian fees......................     7,850       13,000        6,100        6,500           4,700
    Shareholders' notices and reports...    25,865       27,763       21,055        9,203          13,353
    Directors' fees and expenses........     2,600        3,250        2,530          750           1,650
    Other...............................     1,118        3,525        2,613          619           1,730
                                          ----------  -----------  -----------  -----------  ------------
  Total Expenses........................   342,503      685,293      504,856      203,266         346,915
  Less reimbursable expenses............        --           --           --           --              --
                                          ----------  -----------  -----------  -----------  ------------
  Net Expenses..........................   342,503      685,293      504,856      203,266         346,915
                                          ----------  -----------  -----------  -----------  ------------
NET INVESTMENT INCOME (LOSS)............  5,788,771   8,248,893    7,165,642    1,338,369       6,287,723
                                          ----------  -----------  -----------  -----------  ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................        --    (1,007,300)  (2,689,849)   (555,535)     (5,233,513)
    Foreign currency transactions.......        --           --           --    (1,425,423)            --
    Futures contracts...................        --           --           --           --              --
                                          ----------  -----------  -----------  -----------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....        --    (1,007,300)  (2,689,849)  (1,980,958)    (5,233,513)
                                          ----------  -----------  -----------  -----------  ------------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION OF:
  Investments...........................        --    7,439,978    2,306,744      690,692      (4,887,872)
  Translation of assets and liabilities
    denominated in foreign currency.....        --           --           --      744,225              --
                                          ----------  -----------  -----------  -----------  ------------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........        --    7,439,978    2,306,744    1,434,917      (4,887,872)
                                          ----------  -----------  -----------  -----------  ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................        --    6,432,678     (383,105)    (546,041)    (10,121,385)
                                          ----------  -----------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $5,788,771  $14,681,571  $6,782,537   $ 792,328    $ (3,833,662)
                                          ==========  ===========  ===========  ===========  ============

  *Net of foreign witholding taxes of:
  Asset Allocation Series            $   17,893
  American Leaders Series                   213
  Value Series                            2,846
  Capital Opportunities Series              231
  Growth & Income Series                    330
  Blue Chip Stock Series                  7,363
  Blue Chip Stock Series II                 209
  International Stock Series            278,130
  International Stock Series II          60,200
  Global Growth Series                   36,086
  Global Equity Series                    3,913
  Large Cap Growth Series                 6,355
  Investors Growth Series                    78

**For the period from April 3, 2000 (inception) to December 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                             ASSET      AMERICAN                  CAPITAL      GROWTH &       S & P
                                           ALLOCATION   LEADERS      VALUE     OPPORTUNITIES    INCOME      500 INDEX
                                             SERIES     SERIES**    SERIES       SERIES**       SERIES        SERIES
                                          ------------  --------  -----------  -------------  -----------  ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $19,861,003   $23,326   $ 403,418     $    70,749   $1,465,164   $    453,285
    Dividend Income.....................    3,010,618   73,644    1,155,868          35,999   4,190,122       4,698,140
    Fee income (Note 1).................      123,463      --         9,087              --      24,125          26,183
                                          ------------  --------  -----------   -----------   -----------  ------------
  Total Income*.........................   22,995,084   96,970    1,568,373         106,748   5,679,411       5,177,608
                                          ------------  --------  -----------   -----------   -----------  ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    3,189,798   41,124      673,414          75,221   1,891,414       1,676,545
    Legal and auditing fees (Note 2)....       36,500   21,300       18,600          21,300      25,200          28,100
    Custodian fees......................       43,600   4,200         8,900          16,700      18,100          27,000
    Shareholders' notices and reports...      146,795   1,325        21,300           1,800      60,928         127,491
    Directors' fees and expenses........       18,125     175         2,400             295       7,975          12,240
    Other...............................       18,814     163         3,240             213       8,450          22,172
                                          ------------  --------  -----------   -----------   -----------  ------------
  Total Expenses........................    3,453,632   68,287      727,854         115,529   2,012,067       1,893,548
  Less reimbursable expenses............           --   (10,754)         --          (5,845)         --              --
                                          ------------  --------  -----------   -----------   -----------  ------------
  Net Expenses..........................    3,453,632   57,533      727,854         109,684   2,012,067       1,893,548
                                          ------------  --------  -----------   -----------   -----------  ------------
NET INVESTMENT INCOME (LOSS)............   19,541,452   39,437      840,519          (2,936)  3,667,344       3,284,060
                                          ------------  --------  -----------   -----------   -----------  ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   51,489,290   76,093    14,775,924       (100,438)  18,677,975     11,418,979
    Foreign currency transactions.......           --      --            --           1,534          --              --
    Futures contracts...................           --      --       172,438              --          --      (2,057,637)
                                          ------------  --------  -----------   -----------   -----------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   51,489,290   76,093    14,948,362        (98,904)  18,677,975      9,361,342
                                          ------------  --------  -----------   -----------   -----------  ------------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION OF:
  Investments...........................  (69,940,956)  382,080     696,902      (1,296,104)  (7,632,164)   (54,234,815)
  Translation of assets and liabilities
    denominated in foreign currency.....           --      --            --              25          --              --
                                          ------------  --------  -----------   -----------   -----------  ------------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........  (69,940,956)  382,080     696,902      (1,296,079)  (7,632,164)   (54,234,815)
                                          ------------  --------  -----------   -----------   -----------  ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................  (18,451,666)  458,173   15,645,264     (1,394,983)  11,045,811    (44,873,473)
                                          ------------  --------  -----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 1,089,786   $497,610  $16,485,783   $(1,397,919)  $14,713,155  $(41,589,413)
                                          ============  ========  ===========   ===========   ===========  ============

FORTIS SERIES FUND, INC.

For the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                           BLUE CHIP     BLUE CHIP    INTERNATIONAL  INTERNATIONAL    MID CAP
                                             STOCK         STOCK          STOCK          STOCK         STOCK
                                             SERIES     SERIES II**      SERIES        SERIES II      SERIES
                                          ------------  ------------  -------------  -------------  -----------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   424,611   $    51,820   $    363,627    $   927,601   $    73,889
    Dividend Income.....................    2,022,957        38,511      2,249,965        618,422       349,044
    Fee income (Note 1).................       27,505            --             --             --            --
                                          ------------  ------------  ------------    -----------   -----------
  Total Income*.........................    2,475,073        90,331      2,613,592      1,546,023       422,933
                                          ------------  ------------  ------------    -----------   -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    2,588,798        66,898      1,230,122        499,422       311,502
    Legal and auditing fees (Note 2)....       25,150        21,300         21,150         19,900        16,200
    Custodian fees......................       28,800        15,700         73,000         51,000        24,000
    Shareholders' notices and reports...       75,910         1,000         32,399         15,078         7,235
    Directors' fees and expenses........        8,700           200          3,870          1,725           975
    Other...............................        8,428           560          4,585          1,836         2,423
                                          ------------  ------------  ------------    -----------   -----------
  Total Expenses........................    2,735,786       105,658      1,365,126        588,961       362,335
  Less reimbursable expenses............           --        (7,888)            --             --            --
                                          ------------  ------------  ------------    -----------   -----------
  Net Expenses..........................    2,735,786        97,770      1,365,126        588,961       362,335
                                          ------------  ------------  ------------    -----------   -----------
NET INVESTMENT INCOME (LOSS)............     (260,713)       (7,439)     1,248,466        957,062        60,598
                                          ------------  ------------  ------------    -----------   -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   21,358,780      (459,280)    11,727,899      2,660,442     3,862,823
    Foreign currency transactions.......       (3,035)           --        (57,598)    (1,537,932)           --
    Futures contracts...................           --       (48,173)            --             --       172,400
                                          ------------  ------------  ------------    -----------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   21,355,745      (507,453)    11,670,301      1,122,510     4,035,223
                                          ------------  ------------  ------------    -----------   -----------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION OF:
  Investments...........................  (29,913,619)   (1,080,686)   (27,887,443)    (6,843,056)   (1,958,914)
  Translation of assets and liabilities
    denominated in foreign currency.....           (3)           --          3,617        187,246            --
                                          ------------  ------------  ------------    -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........  (29,913,622)   (1,080,686)   (27,883,826)    (6,655,810)   (1,958,914)
                                          ------------  ------------  ------------    -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   (8,557,877)   (1,588,139)   (16,213,525)    (5,533,300)    2,076,309
                                          ------------  ------------  ------------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(8,818,590)  $(1,595,578)  $(14,965,059)   $(4,576,238)  $ 2,136,907
                                          ============  ============  ============    ===========   ===========

  *Net of foreign witholding taxes of:
  Asset Allocation Series            $   17,893
  American Leaders Series                   213
  Value Series                            2,846
  Capital Opportunities Series              231
  Growth & Income Series                    330
  Blue Chip Stock Series                  7,363
  Blue Chip Stock Series II                 209
  International Stock Series            278,130
  International Stock Series II          60,200
  Global Growth Series                   36,086
  Global Equity Series                    3,913
  Large Cap Growth Series                 6,355
  Investors Growth Series                    78

**For the period from April 3, 2000 (inception) to December 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                           SMALL CAP      GLOBAL       GLOBAL     LARGE CAP     INVESTORS      GROWTH
                                             VALUE        GROWTH       EQUITY       GROWTH       GROWTH         STOCK
                                            SERIES        SERIES      SERIES**      SERIES      SERIES**       SERIES
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $ 145,209    $  1,792,911   $34,766    $   131,086   $  60,828    $  5,178,034
    Dividend Income.....................  1,076,557       1,642,669   86,545         588,109      31,186       1,072,704
    Fee income (Note 1).................         --         113,293       --              --          --         288,686
                                          -----------  -------------  ---------  ------------  -----------  -------------
  Total Income*.........................  1,221,766       3,548,873   121,311        719,195      92,014       6,539,424
                                          -----------  -------------  ---------  ------------  -----------  -------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    401,636       3,316,799   63,112         932,247      68,463       7,027,245
    Legal and auditing fees (Note 2)....     17,350          34,100   22,906          19,700      21,300          52,500
    Custodian fees......................     24,100          91,900   28,000          10,700      24,000          65,400
    Shareholders' notices and reports...     12,040          85,219    1,800          33,586       1,800         207,711
    Directors' fees and expenses........      1,300          12,700      245           3,100         275          33,400
    Other...............................      1,279          13,197      205           2,863         205          29,995
                                          -----------  -------------  ---------  ------------  -----------  -------------
  Total Expenses........................    457,705       3,553,915   116,268      1,002,196     116,043       7,416,251
  Less reimbursable expenses............         --              --   (25,865)            --     (10,470)             --
                                          -----------  -------------  ---------  ------------  -----------  -------------
  Net Expenses..........................    457,705       3,553,915   90,403       1,002,196     105,573       7,416,251
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET INVESTMENT INCOME (LOSS)............    764,061          (5,042)  30,908        (283,001)    (13,559)       (876,827)
                                          -----------  -------------  ---------  ------------  -----------  -------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................  4,721,678      17,884,447   (146,109)    2,634,754   (1,115,762)   208,959,665
    Foreign currency transactions.......         --          (5,849)     969              --         366              --
    Futures contracts...................         --              --       --              --          --              --
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....  4,721,678      17,878,598   (145,140)    2,634,754   (1,115,396)   208,959,665
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION OF:
  Investments...........................  5,916,790    (106,709,121)  (341,188)  (23,590,180)    (44,865)   (165,903,574)
  Translation of assets and liabilities
    denominated in foreign currency.....         --             242      106              --          48              --
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........  5,916,790    (106,708,879)  (341,082)  (23,590,180)    (44,817)   (165,903,574)
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................  10,638,468    (88,830,281)  (486,222)  (20,955,426)  (1,160,213)    43,056,091
                                          -----------  -------------  ---------  ------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $11,402,529  $(88,835,323)  $(455,314) $(21,238,427) $(1,173,772) $ 42,179,264
                                          ===========  =============  =========  ============  ===========  =============

                                           AGGRESSIVE
                                             GROWTH
                                             SERIES
                                          -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $   1,880,676
    Dividend Income.....................        610,801
    Fee income (Note 1).................        303,164
                                          -------------
  Total Income*.........................      2,794,641
                                          -------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      2,584,793
    Legal and auditing fees (Note 2)....         28,050
    Custodian fees......................         30,900
    Shareholders' notices and reports...         85,600
    Directors' fees and expenses........         11,550
    Other...............................         10,405
                                          -------------
  Total Expenses........................      2,751,298
  Less reimbursable expenses............             --
                                          -------------
  Net Expenses..........................      2,751,298
                                          -------------
NET INVESTMENT INCOME (LOSS)............         43,343
                                          -------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................     34,915,191
    Foreign currency transactions.......             --
    Futures contracts...................             --
                                          -------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....     34,915,191
                                          -------------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION OF:
  Investments...........................   (110,894,079)
  Translation of assets and liabilities
    denominated in foreign currency.....             --
                                          -------------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (110,894,079)
                                          -------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................    (75,978,888)
                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ (75,935,545)
                                          =============

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                                                    U.S. GOVERNMENT
                                                            MONEY MARKET SERIES                    SECURITIES SERIES
------------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $   5,788,771      $  4,467,066       $  8,248,893       $  8,331,000
  Net realized gain (loss) on investments and
    foreign currency transactions.................               --                --         (1,007,300)        (2,701,403)
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................               --                --          7,439,978         (8,562,127)
                                                      -------------      ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................        5,788,771         4,467,066         14,681,571         (2,932,530)
                                                      -------------      ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................       (4,467,264)       (3,352,892)        (8,330,045)        (7,970,078)
  From net realized gains on investments..........               --                --                 --                 --
                                                      -------------      ------------       ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............       (4,467,264)       (3,352,892)        (8,330,045)        (7,970,078)
                                                      -------------      ------------       ------------       ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................      130,638,512       123,316,203         17,172,907         14,558,760
  Proceeds from shares issued as a result of
    reinvested dividends..........................        4,467,264         3,352,892          8,330,045          7,970,078
  Less cost of repurchase.........................     (166,798,940)      (80,775,789)       (29,097,746)       (25,640,605)
                                                      -------------      ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      (31,693,164)       45,893,306         (3,594,794)        (3,111,767)
                                                      -------------      ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........      (30,371,657)       47,007,480          2,756,732        (14,014,375)
NET ASSETS:
  Beginning of period.............................      124,104,615        77,097,135        138,657,928        152,672,303
                                                      -------------      ------------       ------------       ------------
  End of period (Note 4)..........................    $  93,732,958      $124,104,615       $141,414,660       $138,657,928
                                                      -------------      ------------       ------------       ------------

                                                      AMERICAN LEADERS SERIES                VALUE SERIES
---------------------------------------------------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                         APRIL 3, 2000                FOR THE            FOR THE
                                                        (INCEPTION) TO              YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31, 2000         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                            ---  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................        $    39,437              $    840,519       $    777,950
  Net realized gain (loss) on investments and
    foreign currency transactions.................             76,093                14,948,362          6,011,807
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................            382,080                   696,902            823,492
                                                          -----------              ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................            497,610                16,485,783          7,613,249
                                                          -----------              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................            (39,437)                 (777,921)            (9,862)
  From net realized gains on investments..........             (1,880)               (5,582,661)           (58,557)
                                                          -----------              ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............            (41,317)               (6,360,582)           (68,419)
                                                          -----------              ------------       ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................          8,434,561                15,472,481          9,921,251
  Proceeds from shares issued as a result of
    reinvested dividends..........................             41,317                 6,360,582             68,419
  Less cost of repurchase.........................         (1,095,778)              (14,951,680)       (10,555,761)
                                                          -----------              ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................          7,380,100                 6,881,383           (566,091)
                                                          -----------              ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........          7,836,393                17,006,584          6,978,739
NET ASSETS:
  Beginning of period.............................                 --                94,583,132         87,604,393
                                                          -----------              ------------       ------------
  End of period (Note 4)..........................        $ 7,836,393              $111,589,716       $ 94,583,132
                                                          -----------              ------------       ------------


                                                         DIVERSIFIED INCOME SERIES              MULTISECTOR BOND SERIES
------------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $  7,165,642       $  7,439,764        $ 1,338,369        $   979,535
  Net realized gain (loss) on investments and
    foreign currency transactions.................      (2,689,849)        (2,835,772)        (1,980,958)          (272,898)
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................       2,306,744         (6,518,809)         1,434,917         (2,669,621)
                                                      ------------       ------------        -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................       6,782,537         (1,914,817)           792,328         (1,962,984)
                                                      ------------       ------------        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................      (7,439,264)        (7,230,117)          (397,703)          (848,100)
  From net realized gains on investments..........              --                 --                 --           (190,104)
                                                      ------------       ------------        -----------        -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (7,439,264)        (7,230,117)          (397,703)        (1,038,204)
                                                      ------------       ------------        -----------        -----------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................       5,808,383          8,203,478          5,673,795          7,725,482
  Proceeds from shares issued as a result of
    reinvested dividends..........................       7,439,264          7,230,117            397,703          1,038,204
  Less cost of repurchase.........................     (21,275,844)       (20,317,888)        (8,091,786)        (5,496,119)
                                                      ------------       ------------        -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      (8,028,197)        (4,884,293)        (2,020,288)         3,267,567
                                                      ------------       ------------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........      (8,684,924)       (14,029,227)        (1,625,663)           266,379
NET ASSETS:
  Beginning of period.............................     101,153,150        115,182,377         24,925,576         24,659,197
                                                      ------------       ------------        -----------        -----------
  End of period (Note 4)..........................    $ 92,468,226       $101,153,150        $23,299,913        $24,925,576
                                                      ------------       ------------        -----------        -----------


                                                             HIGH YIELD SERIES                  ASSET ALLOCATION SERIES
--------------------------------------------------  --------------------------------------------------------------------------
                                                         FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $  6,287,723       $  6,530,666       $  19,541,452      $ 15,807,679
  Net realized gain (loss) on investments and
    foreign currency transactions.................      (5,233,513)        (9,316,276)         51,489,290        91,173,105
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................      (4,887,872)         3,551,263         (69,940,956)        5,530,133
                                                      ------------       ------------       -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      (3,833,662)           765,653           1,089,786       112,510,917
                                                      ------------       ------------       -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................      (6,531,223)        (6,362,707)        (15,808,541)      (13,724,526)
  From net realized gains on investments..........              --                 --         (91,448,287)      (45,255,570)
                                                      ------------       ------------       -------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (6,531,223)        (6,362,707)       (107,256,828)      (58,980,096)
                                                      ------------       ------------       -------------      ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................       6,268,163          9,174,964          30,604,536        37,098,520
  Proceeds from shares issued as a result of
    reinvested dividends..........................       6,531,223          6,362,707         107,256,828        58,980,096
  Less cost of repurchase.........................     (16,684,425)       (12,757,216)        (46,281,617)      (63,530,595)
                                                      ------------       ------------       -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      (3,885,039)         2,780,455          91,579,747        32,548,021
                                                      ------------       ------------       -------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (14,249,924)        (2,816,599)        (14,587,295)       86,078,842
NET ASSETS:
  Beginning of period.............................      68,166,099         70,982,698         679,956,712       593,877,870
                                                      ------------       ------------       -------------      ------------
  End of period (Note 4)..........................    $ 53,916,175       $ 68,166,099       $ 665,369,417      $679,956,712
                                                      ------------       ------------       -------------      ------------

                                                      CAPITAL OPPORTUNITIES SERIES           GROWTH & INCOME SERIES
--------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE PERIOD
                                                           APRIL 3, 2000                   FOR THE            FOR THE
                                                           (INCEPTION) TO                YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000            DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                                 ---  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................          $    (2,936)                $  3,667,344       $  4,404,031
  Net realized gain (loss) on investments and
    foreign currency transactions.................              (98,904)                  18,677,975         38,018,834
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................           (1,296,079)                  (7,632,164)       (10,859,212)
                                                            -----------                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................           (1,397,919)                  14,713,155         31,563,653
                                                            -----------                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................                   --                   (4,403,629)        (7,014,251)
  From net realized gains on investments..........                   --                  (38,017,825)       (13,057,923)
                                                            -----------                 ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............                   --                  (42,421,454)       (20,072,174)
                                                            -----------                 ------------       ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................           18,649,364                    8,418,189         13,270,103
  Proceeds from shares issued as a result of
    reinvested dividends..........................                   --                   42,421,454         20,072,174
  Less cost of repurchase.........................           (1,089,463)                 (48,399,175)       (40,587,501)
                                                            -----------                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................           17,559,901                    2,440,468         (7,245,224)
                                                            -----------                 ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........           16,161,982                  (25,267,831)         4,246,255
NET ASSETS:
  Beginning of period.............................                   --                  317,185,745        312,939,490
                                                            -----------                 ------------       ------------
  End of period (Note 4)..........................          $16,161,982                 $291,917,914       $317,185,745
                                                            -----------                 ------------       ------------


                                                            S&P 500 INDEX SERIES                 BLUE CHIP STOCK SERIES
--------------------------------------------------  --------------------------------------------------------------------------

                                                         FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $  3,284,060       $  3,112,964       $   (260,713)      $    222,407
  Net realized gain (loss) on investments and
    foreign currency transactions.................       9,361,342          4,436,694         21,355,745          9,055,543
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................     (54,234,815)        56,694,432        (29,913,622)        35,138,572
                                                      ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................     (41,589,413)        64,244,090         (8,818,590)        44,416,522
                                                      ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................      (3,112,410)           (21,459)           (10,313)          (220,698)
  From net realized gains on investments..........      (4,507,144)           (39,341)       (25,727,957)        (3,844,293)
                                                      ------------       ------------       ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (7,619,554)           (60,800)       (25,738,270)        (4,064,991)
                                                      ------------       ------------       ------------       ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................      73,396,990        149,288,394         43,393,439         64,900,685
  Proceeds from shares issued as a result of
    reinvested dividends..........................       7,619,554             60,800         25,738,270          4,064,991
  Less cost of repurchase.........................     (65,105,755)       (41,591,071)       (25,150,093)        (8,009,329)
                                                      ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      15,910,789        107,758,123         43,981,616         60,956,347
                                                      ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (33,298,178)       171,941,413          9,424,756        101,307,878
NET ASSETS:
  Beginning of period.............................     424,773,389        252,831,976        284,229,269        182,921,391
                                                      ------------       ------------       ------------       ------------
  End of period (Note 4)..........................    $391,475,211       $424,773,389       $293,654,025       $284,229,269
                                                      ------------       ------------       ------------       ------------

FORTIS SERIES FUND, INC.

                                                      BLUE CHIP STOCK SERIES II         INTERNATIONAL STOCK SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                         FOR THE PERIOD
                                                          APRIL 3, 2000                 FOR THE            FOR THE
                                                         (INCEPTION) TO               YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31, 2000          DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                              ---  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................         $    (7,439)              $  1,248,466       $  1,468,850
  Net realized gain (loss) on investments and
    foreign currency transactions.................            (507,453)                11,670,301          6,733,223
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................          (1,080,686)               (27,883,826)        18,409,223
                                                           -----------               ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................          (1,595,578)               (14,965,059)        26,611,296
                                                           -----------               ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................                  --                 (4,294,675)           (96,791)
  From net realized gains on investments..........                  --                 (6,157,033)           (61,734)
                                                           -----------               ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............                  --                (10,451,708)          (158,525)
                                                           -----------               ------------       ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................          18,907,957                 33,103,805         31,597,091
  Proceeds from shares issued as a result of
    reinvested dividends..........................                  --                 10,451,708            158,525
  Less cost of repurchase.........................          (2,125,965)               (12,878,392)       (17,294,891)
                                                           -----------               ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................          16,781,992                 30,677,121         14,460,725
                                                           -----------               ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........          15,186,414                  5,260,354         40,913,496
NET ASSETS:
  Beginning of period.............................                  --                143,969,027        103,055,531
                                                           -----------               ------------       ------------
  End of period (Note 4)..........................         $15,186,414               $149,229,381       $143,969,027
                                                           -----------               ------------       ------------

                                                      GLOBAL EQUITY SERIES          LARGE CAP GROWTH SERIES
------------------------------------------------------------------------------------------------------------------
                                                       FOR THE PERIOD
                                                       APRIL 3, 2000               FOR THE            FOR THE
                                                       (INCEPTION) TO            YEAR ENDED         YEAR ENDED
                                                     DECEMBER 31, 2000        DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                         ---  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................      $    30,908             $   (283,001)       $   (45,696)
  Net realized gain (loss) on investments and
    foreign currency transactions.................         (145,140)               2,634,754          3,223,783
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................         (341,082)             (23,590,180)         9,918,613
                                                        -----------             ------------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................         (455,314)             (21,238,427)        13,096,700
                                                        -----------             ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................          (31,277)                      --             (1,268)
  From net realized gains on investments..........               --               (4,411,326)        (1,404,394)
                                                        -----------             ------------        -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............          (31,277)              (4,411,326)        (1,405,662)
                                                        -----------             ------------        -----------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................       12,021,925               48,660,277         56,576,189
  Proceeds from shares issued as a result of
    reinvested dividends..........................           31,277                4,411,326          1,405,662
  Less cost of repurchase.........................       (1,733,430)             (15,669,147)        (1,732,595)
                                                        -----------             ------------        -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................       10,319,772               37,402,456         56,249,256
                                                        -----------             ------------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........        9,833,181               11,752,703         67,940,294
NET ASSETS:
  Beginning of period.............................               --               87,061,024         19,120,730
                                                        -----------             ------------        -----------
  End of period (Note 4)..........................      $ 9,833,181             $ 98,813,727        $87,061,024
                                                        -----------             ------------        -----------

                                                       INTERNATIONAL STOCK SERIES II              MID CAP STOCK SERIES
------------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $    957,062        $ 1,541,177        $    60,598        $    26,907
  Net realized gain (loss) on investments and
    foreign currency transactions.................       1,122,510          3,322,091          4,035,223          1,082,979
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................      (6,655,810)        (5,434,980)        (1,958,914)         1,449,522
                                                      ------------        -----------        -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      (4,576,238)          (571,712)         2,136,907          2,559,408
                                                      ------------        -----------        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................         (86,278)        (1,140,332)           (58,632)           (25,757)
  From net realized gains on investments..........      (3,891,635)        (3,771,667)        (4,880,278)                --
                                                      ------------        -----------        -----------        -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (3,977,913)        (4,911,999)        (4,938,910)           (25,757)
                                                      ------------        -----------        -----------        -----------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................       4,510,595          6,913,214         19,397,041         10,685,974
  Proceeds from shares issued as a result of
    reinvested dividends..........................       3,977,913          4,911,999          4,938,910             25,757
  Less cost of repurchase.........................     (19,766,497)        (9,361,059)        (8,566,092)        (1,441,062)
                                                      ------------        -----------        -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................     (11,277,989)         2,464,154         15,769,859          9,270,669
                                                      ------------        -----------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (19,832,140)        (3,019,557)        12,967,856         11,804,320
NET ASSETS:
  Beginning of period.............................      66,066,698         69,086,255         24,799,507         12,995,187
                                                      ------------        -----------        -----------        -----------
  End of period (Note 4)..........................    $ 46,234,558        $66,066,698        $37,767,363        $24,799,507
                                                      ------------        -----------        -----------        -----------

                                                           SMALL CAP VALUE SERIES                 GLOBAL GROWTH SERIES
--------------------------------------------------  --------------------------------------------------------------------------
                                                         FOR THE            FOR THE            FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................     $   764,061        $   434,254       $      (5,042)     $    (19,444)
  Net realized gain (loss) on investments and
    foreign currency transactions.................       4,721,678          2,175,194          17,878,598        50,459,629
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................       5,916,790          1,395,459        (106,708,879)      126,235,538
                                                       -----------        -----------       -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      11,402,529          4,004,907         (88,835,323)      176,675,723
                                                       -----------        -----------       -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................        (633,729)          (427,926)         (3,558,566)         (417,907)
  From net realized gains on investments..........      (4,488,355)        (1,273,708)        (50,465,032)       (8,202,447)
                                                       -----------        -----------       -------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (5,122,084)        (1,701,634)        (54,023,598)       (8,620,354)
                                                       -----------        -----------       -------------      ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................      16,150,638         21,473,557          89,144,932        20,006,821
  Proceeds from shares issued as a result of
    reinvested dividends..........................       5,122,084          1,701,634          54,023,598         8,620,354
  Less cost of repurchase.........................      (8,696,789)        (2,811,337)        (70,973,471)      (73,978,397)
                                                       -----------        -----------       -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      12,575,933         20,363,854          72,195,059       (45,351,222)
                                                       -----------        -----------       -------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........      18,856,378         22,667,127         (70,663,862)      122,704,147
NET ASSETS:
  Beginning of period.............................      39,170,590         16,503,463         474,180,301       351,476,154
                                                       -----------        -----------       -------------      ------------
  End of period (Note 4)..........................     $58,026,968        $39,170,590       $ 403,516,439      $474,180,301
                                                       -----------        -----------       -------------      ------------

                                                      INVESTORS GROWTH SERIES            GROWTH STOCK SERIES
---------------------------------------------------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                         APRIL 3, 2000                FOR THE            FOR THE
                                                        (INCEPTION) TO              YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31, 2000         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                            ---  -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................        $   (13,559)            $     (876,827)    $   (1,419,744)
  Net realized gain (loss) on investments and
    foreign currency transactions.................         (1,115,396)               208,959,665        171,292,228
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................            (44,817)              (165,903,574)       207,427,522
                                                          -----------             --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................         (1,173,772)                42,179,264        377,300,006
                                                          -----------             --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................                 --                         --         (1,520,916)
  From net realized gains on investments..........             (7,964)              (169,458,524)      (224,015,952)
                                                          -----------             --------------     --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............             (7,964)              (169,458,524)      (225,536,868)
                                                          -----------             --------------     --------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................         16,368,310                 46,223,950         18,122,493
  Proceeds from shares issued as a result of
    reinvested dividends..........................              7,964                169,458,524        225,536,868
  Less cost of repurchase.........................         (1,142,698)               (70,126,068)      (113,048,272)
                                                          -----------             --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................         15,233,576                145,556,406        130,611,089
                                                          -----------             --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........         14,051,840                 18,277,146        282,374,227
NET ASSETS:
  Beginning of period.............................                 --              1,044,727,994        762,363,767
                                                          -----------             --------------     --------------
  End of period (Note 4)..........................        $14,051,840             $1,063,005,140     $1,044,727,994
                                                          -----------             --------------     --------------


                                                          AGGRESSIVE GROWTH SERIES
--------------------------------------------------  ------------------------------------

                                                         FOR THE            FOR THE
                                                       YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2000  DECEMBER 31, 1999
                                                    -----------------  -----------------
OPERATIONS:
  Net investment income (loss)....................    $      43,343      $   (411,933)
  Net realized gain (loss) on investments and
    foreign currency transactions.................       34,915,191        82,466,554
  Net change in unrealized appreciation or
    depreciation on investments and foreign
    currency......................................     (110,894,079)       85,867,903
                                                      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................      (75,935,545)      167,922,524
                                                      -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................               --           (74,969)
  From net realized gains on investments..........      (82,405,101)       (6,458,262)
                                                      -------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (82,405,101)       (6,533,231)
                                                      -------------      ------------
CAPITAL STOCK SOLD AND REPURCHASED: (NOTE 5)
  Proceeds from sale of shares....................      138,184,187        37,442,118
  Proceeds from shares issued as a result of
    reinvested dividends..........................       82,405,101         6,533,231
  Less cost of repurchase.........................      (42,791,502)      (22,066,381)
                                                      -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES
  TRANSACTIONS....................................      177,797,786        21,908,968
                                                      -------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........       19,457,140       183,298,261
NET ASSETS:
  Beginning of period.............................      333,157,939       149,859,678
                                                      -------------      ------------
  End of period (Note 4)..........................    $ 352,615,079      $333,157,939
                                                      -------------      ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Series is an open-end management investment company which currently is comprised of twenty-three separate diversified investment portfolios (the funds) and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return from income and market value change, while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government, its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return from income and market value change, by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Multisector Bond Series" are total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return from income and market value change, by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "American Leaders Series" is long-term growth of capital and current income by investing in equity securities of blue chip companies.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objective of the "Capital Opportunities Series" is capital appreciation. The Series invests primarily in common stocks and equity related securities, such as preferred stocks, convertible securities and depository receipts.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The primary objective of the "Blue Chip Stock Series II" is long-term growth of capital with a secondary objective of current income. The Series invests primarily in common stocks of blue chip companies.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-U. S. companies.

   - The objective of the "International Stock Series II" is long-term growth of capital by investing primarily in common stocks of well established non-U.S. companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns including capital appreciation and income that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Global Equity Series" is capital appreciation. The Series invests primarily in common stocks and equity related securities of U.S. and foreign issuers (including emerging markets).

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

--------------------------------------------------------------------------------

   - The objective of the "Investors Growth Series" is to provide long-term growth of capital and future income rather than current income. The Series invests primarily in common stocks and securities convertible into common stocks.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet this objective by investing primarily in common stocks with earnings and growth potential exceeding industry average.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional funds in the future.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies. As of December 31, 2000, Fortis Benefits Insurance Company's general account indirectly owned 56.2%, 34.4%, 23.6%, 58.1% and 39.5% of the outstanding shares of American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series, respectively.

   Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the fund invested principally in high quality U.S. and foreign government and corporate fixed income securities, the new objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital management, Inc. as of March 15, 2000.

   International Stock Series II, formerly known as Global Asset Allocation Series changed its investment objective in conjunction with a change of sub-adviser. As Global Asset Allocation Series, the fund invested in equity and fixed-income securities of issuers located throughout the world, including the United States, the new objective of the fund is to invest primarily in common stocks of well-established, non-U.S. companies throughout the world. The Series' sub-adviser changed from Morgan Stanley Assets Management Ltd., to T. Rowe Price International, Inc. as of September 1, 2000.

   The inception of American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series was April 3, 2000, and the commencement of operations was May 1, 2000.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all funds except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of December 31, 2000, U.S. Government Securities Series entered into outstanding when-issued or forward commitments of $2,406,641.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the fund repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain funds may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes bond premium, market discount and original issue discount. For the year ended December 31, 2000, the cost of purchases and proceeds from sales of securities for Money Market Series were $787,076,865 and $817,456,118, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other funds were as follows:

                                                       Cost of           Proceeds
                                                      Purchases         from Sales
   ---------------------------------------------------------------------------------
   U.S. Government Securities Series ...........    $  160,792,187    $  167,306,777
   Diversified Income Series ...................        67,779,394        76,766,792
   Multisector Bond Series .....................        55,699,735        56,318,470
   High Yield Series ...........................        40,125,123        43,894,567
   Asset Allocation Series .....................       937,245,682       930,839,654
   American Leaders Series .....................         8,907,664         1,649,383
   Value Series ................................       154,978,246       167,245,701
   Capital Opportunities Series ................        23,386,777         6,858,824
   Growth & Income Series ......................       294,624,472       315,079,138
   S & P 500 Index Series ......................        42,373,784        31,914,459
   Blue Chip Stock Series ......................       168,584,239       150,392,844
   Blue Chip Stock Series II....................        17,010,317         1,671,927
   International Stock Series ..................        81,571,526        61,644,571
   International Stock Series II................        65,554,926        78,258,417
   Mid Cap Stock Series ........................        52,562,224        41,126,483
   Small Cap Value Series ......................        43,463,466        38,515,978
   Global Growth Series ........................       119,592,439       115,814,831
   Global Equity Series ........................        14,722,923         4,504,498
   Large Cap Growth Series .....................       103,137,342        68,906,655
   Investors Growth Series .....................        30,015,882        16,234,740
   Growth Stock Series .........................     1,272,863,925     1,375,688,866
   Aggressive Growth Series ....................       666,508,769       604,378,734

   LENDING OF PORTFOLIO SECURITIES: At December 31, 2000, securities were on loan to brokers from the funds. For collateral, the funds' custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risk to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. The value of securities on loan and fee income from securities lending was as follows for the year ended December 31, 2000:

                                                     Securities
                                                      On Loan        Collateral     Fee Income
   -------------------------------------------------------------------------------------------
   U.S. Government Securities Series ...........    $ 26,186,699    $ 26,827,162     $ 27,021
   Diversified Income Series ...................      12,755,761      15,000,000       12,957
   Asset Allocation Series .....................     112,786,554     118,066,662      123,463
   Value Series ................................      16,894,467      17,761,563        9,087
   Growth & Income Series ......................      28,524,576      29,493,920       24,125
   S & P 500 Index Series ......................      52,579,373      54,868,823       26,183
   Blue Chip Stock Series ......................      30,612,676      31,883,055       27,505
   Global Growth Series ........................      38,643,736      40,721,275      113,293
   Growth Stock Series .........................     293,184,383     310,861,304      288,686
   Aggressive Growth Series ....................      49,230,321      52,966,044      303,164

   INCOME TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the funds intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in-capital by the following:

                                                    Accumulated     Undistributed Net       Paid
                                                    Net Realized       Investment            In
                                                    Gain/(Loss)          Income            Capital
   -------------------------------------------------------------------------------------------------
   Money Market Series .........................    $    56,052        $        --       $   (56,052)
   Multisector Bond Series .....................      1,425,423         (1,298,244)         (127,179)
   Capital Opportunities Series ................         (1,534)             2,936            (1,402)
   Blue Chip Stock Series ......................     (1,554,867)           260,713         1,294,154
   Blue Chip Stock Series II....................             --              7,439            (7,439)
   International Stock Series                         1,236,112         (1,235,811)             (301)
   International Stock Series II                      1,316,443           (778,365)         (538,078)
   Small Cap Value Series ......................     (1,619,892)          (137,950)        1,757,842
   Global Growth Series ........................      2,826,896              5,042        (2,831,938)
   Global Equity Series ........................           (969)               969                --
   Large Cap Growth Series .....................       (104,408)           283,001          (178,593)
   Investors Growth Series .....................        (11,693)            13,559            (1,866)
   Growth Stock Series .........................       (876,827)           876,827                --

   For federal income tax purposes the funds had the following capital loss carryovers at December 31, 2000, which, if not offset by

--------------------------------------------------------------------------------
   subsequent capital gains, will expire in 2002 through 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

   U.S. Government Securities Series ...........    $21,002,034
   Diversified Income Series ...................     14,020,413
   Multisector Bond Series .....................      1,201,376
   High Yield Series ...........................     16,109,774
   Capital Opportunities Series ................         37,155
   Blue Chip Stock Series II....................        478,140
   Global Equity Series ........................        123,391

   ILLIQUID SECURITIES: At December 31, 2000, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Multisector Bond Series, High Yield Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 2000, were as follows:

                                                      Market Value of       Percentage of
                                                    Illiquid Securities    Total Net Assets
   ----------------------------------------------------------------------------------------
   Diversified Income Series ...................         $2,856,204               3.09%
   Multisector Bond Series .....................          1,654,139               7.10%
   High Yield Series ...........................          4,414,263               8.19%
   Asset Allocation Series .....................          5,316,253               0.80%
   American Leaders Series .....................             61,062               0.78%
   Growth & Income Series ......................          4,546,838               1.56%
   Global Equity Series ........................             50,853               0.52%

   Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.
   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The funds intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the fund at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   FUTURES TRANSACTIONS: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Value Series, S & P 500 Index Series, Blue Chip Stock Series II and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of December 31, 2000, and their related unrealized market appreciation (depreciation) are set forth in the Notes to the Schedule of Investments.

   OPTIONS TRANSACTIONS: Certain funds may write covered call and secured put options, and purchase and sell put and call options on securities written by others in order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investments. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

   Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Value Series contracts and premium amounts associated with options contracts written are as follows:

                                                            Year ended December 31, 2000
                                                    --------------------------------------------
                                                            Puts                   Calls
                                                    --------------------    --------------------
                                                    Contracts    Premium    Contracts    Premium
   ---------------------------------------------------------------------------------------------
   Balance Dec 31, 1999.........................       --            --         --            --
   Opened.......................................       67        $34,974       132       $70,554
   Closed.......................................       --            --         --            --
   Exercised....................................       --            --         --            --
   Expired......................................       --            --         --            --
                                                       --        -------       ---       -------
   Balance Dec 31, 2000.........................       67        $34,974       132       $70,554
                                                       --        -------       ---       -------

   NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. The revised guide is not expected to have a significant impact on the funds' financial position, statements of operations, changes in net assets and financial highlights.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                      Annual
                                                                                                Investment Advisory
                      Series                                  Average Net Assets                and Management Fee
   ----------------------------------------------------------------------------------------------------------------
   Money Market Series                           For the first $500 million                            .30%
                                                 For assets over $500 million                          .25%
   U.S. Government Securities Series             For the first $50 million                             .50%
                                                 For assets over $50 million                           .45%
   Diversified Income Series                     For the first $50 million                             .50%
                                                 For assets over $50 million                           .45%
   Multisector Bond Series                       For the first $100 million                            .75%
                                                 For assets over $100 million                          .65%
   High Yield Series                             For the first $250 million                            .50%
                                                 For assets over $250 million                          .45%
   Asset Allocation Series                       For the first $250 million                            .50%
                                                 For assets over $250 million                          .45%
   American Leaders Series                       For the first $35 million                             .90%
                                                 For the next $65 million                              .75%
                                                 For assets over $100 million                          .65%
   Value Series                                  For the first $100 million                            .70%
                                                 For assets over $100 million                          .60%
   Capital Opportunities Series                  For the first $200 million                            .90%
                                                 For the next $300 million                             .85%
                                                 For assets over $500 million                          .80%
   Growth & Income Series                        For the first $100 million                            .70%
                                                 For assets over $100 million                          .60%
   S & P 500 Index Series                        For all assets                                        .40%
   Blue Chip Stock Series                        For the first $100 million                            .90%
                                                 For assets over $100 million                          .85%
   Blue Chip Stock Series II                     For the first $200 million                            .95%
                                                 For assets over $200 million                          .90%
   International Stock Series                    For the first $100 million                            .85%
                                                 For assets over $100 million                          .80%
   International Stock Series II                 For the first $100 million                            .90%
                                                 For assets over $100 million                          .85%
   Mid Cap Stock Series                          For the first $100 million                            .90%
                                                 For the next $150 million                             .85%
                                                 For assets over $250 million                          .80%
   Small Cap Value Series                        For the first $50 million                             .90%
                                                 For assets over $50 million                           .85%
   Global Growth Series                          For the first $500 million                            .70%
                                                 For assets over $500 million                          .60%
   Global Equity Series                          For the first $200 million                           1.00%
                                                 For the next $300 million                             .95%
                                                 For assets over $500 million                          .90%
   Large Cap Growth Series                       For the first $100 million                            .90%
                                                 For the next $100 million                             .85%
                                                 For assets over $200 million                          .80%

   ----------------------------------------------------------------------------------------------------------------
   Investors Growth Series                       For the first $200 million                            .90%
                                                 For the next $300 million                             .85%
                                                 For assets over $500 million                          .80%
                                                                                                      Annual
                                                                                                Investment Advisory
                      Series                                  Average Net Assets                and Management Fee
   Growth Stock Series                           For the first $100 million                            .70%
                                                 For assets over $100 million                          .60%
   Aggressive Growth Series                      For the first $100 million                            .70%
                                                 For assets over $100 million                          .60%

   The Multisector Bond Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each fund, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective fund with investment research, advice and supervision and furnish continuously an investment program for each fund consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                                          Annual
                                                                                  Average Net            Advisory
                      Series                            Sub-Adviser                 Assets                  Fee
   ------------------------------------------------------------------------------------------------------------------
   Multisector Bond Series                       A I M Capital Management, For the first $100              .35%
                                                 Inc.                      million
                                                                           For assets over $100            .225%
                                                                           million
   American Leaders Series                       Federated Investment      For the first $35 million       .50%
                                                 Management Company
                                                                           For the Next $65 million        .35%
                                                                           For assets over $100            .25%
                                                                           million
   Capital Opportunities                         Massachusetts Financial   For the first $200              .50%
                                                 Services Company          million
   Series                                                                  For the next $300 million       .45%
                                                                           For assets over $500            .40%
                                                                           million
   S & P 500 Index Series                        The Dreyfus Corporation   For all levels of assets        .17%
   Blue Chip Stock Series                        T. Rowe Price             For the first $100              .50%
                                                 Associate, Inc.           million
                                                                           For assets over $100            .45%
                                                                           million
   Blue Chip Stock Series II                     A I M Capital Management, For the first $200              .55%
                                                 Inc.                      million
                                                                           For assets over $200            .50%

--------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
   International Stock Series                    Lazard-Freres             For the first $100              .45%
                                                 Asset Management          million
                                                                                                          Annual
                                                                                  Average Net            Advisory
                      Series                            Sub-Adviser                 Assets                  Fee
                                                                           For assets over $100            .375%
                                                                           million
   International Stock Series II                 T. Rowe Price             For the first $20 million       .75%
                                                 International, Inc.
                                                                           For the next $30 million        .60%
                                                                           For the next $150 million       .50%
                                                                           For assets over $200            .50%
                                                                           million
   Mid Cap Stock Series                          The Dreyfus Corporation   For the first $100              .50%
                                                                           million
                                                                           For the next $150 million       .45%
                                                                           For assets over $250            .40%
                                                                           million
   Small Cap Value Series                        Berger Associates         For the first $50 million       .50%
                                                                           For assets over $50             .45%
                                                                           million
   Global Equity Series                          Massachusetts Financial   For the first $200              .60%
                                                 Services Company          million
                                                                           For the next $300 million       .55%
                                                                           For assets over $500            .50%
                                                                           million
                                                                           For assets over $500            .50%
                                                                           million
   Large Cap Growth Series                       Alliance Capital          For the first $100              .50%
                                                 Managememt L.P.           million
                                                                           For the next $100 million       .45%
                                                                           For assets over $200            .40%
                                                                           million
   Investors Growth Series                       Massachusetts Financial   For the first $200              .50%
                                                 Services Company          million
                                                                           For the mext $300 million       .45%
                                                                           For assets over $500            .40%
                                                                           million

   Multisector Bond Series, formerly known as Global Bond Series, has changed its sub-adviser from Mercury Asset Management International Ltd., to AIM Capital Management, Inc. as of March 15, 2000. There has been no change in the advisory fee of the Series.

   International Stock Series II, formerly known as Global Asset Allocation Series, has changed its sub-adviser from Morgan Stanley Asset Management Ltd., to T. Rowe Price International, Inc. as of September 1, 2000. There was a change in the advisory fee and it is reflected on the above referenced table.
   For the year ended December 31, 2000, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

   Series                                           Amount
   --------------------------------------------------------
   Money Market Series .........................    $ 3,300
   U.S. Government Securitites Series ..........      2,200
   Diversified Income Series ...................      1,700
   Multisector Bond Series .....................      7,325
   High Yield Series ...........................      1,300
   Asset Allocation Series .....................     15,300
   American Leaders Series .....................      7,700
   Value Series ................................      2,300
   Capital Opportunities Series ................      7,700
   Growth & Income Series ......................      7,800
   S & P 500 Index Series ......................     11,800
   Blue Chip Stock Series ......................      7,800
   Blue Chip Stock Series II....................      7,700
   International Stock Series ..................      3,750
   International Stock Series II................      1,500
   Mid Cap Stock Series ........................        500
   Small Cap Value Series ......................      1,250
   Global Growth Series ........................     12,300
   Global Equity Series ........................      9,306
   Large Cap Growth Series .....................      3,000
   Investors Growth Series .....................      7,700
   Growth Stock Series .........................     29,000
   Aggressive Growth Series ....................     11,800

3. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 2000, the Capital Opportunities Series, International Stock Series, Global Growth Series, Global Equity Series and Investors Growth Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   CAPITAL OPPORTUNITIES SERIES
   ------------------------------------------------------------------------------------------------------------------------
                                                U.S. Dollar                                  U.S. Dollar       Unrealized
                         Currency To            Value As Of           Currency To            Value As Of     Appreciation/
    Settle Date          Be Delivered        December 31, 2000        Be Received         December 31, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------
   January 4,               1,755                 $ 1,755                1,189                 $ 1,776          $    21
     2001                U.S. Dollar                                 British Pound
   January 3,               22,440                 22,440                36,674                 22,631              191
     2001                U.S. Dollar                                  Swiss Franc
                                                  -------                                      -------          -------
                                                  $24,195                                      $24,407          $   212
                                                  -------                                      -------          -------

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   INTERNATIONAL STOCK SERIES
   ------------------------------------------------------------------------------------------------------------------------
                                                U.S. Dollar                                  U.S. Dollar       Unrealized
                         Currency To            Value As Of           Currency To            Value As Of     Appreciation/
    Settle Date          Be Delivered        December 31, 2000        Be Received         December 31, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------
   January 2,               1,138                 $ 1,138                1,223                 $ 1,148          $    10
     2001                U.S. Dollar                                      Euro
   January 3,               40,642                 40,642                43,565                 40,903              261
     2001                U.S. Dollar                                      Euro
   January 4,               27,944                 27,944                29,747                 27,930              (14)
     2001                U.S. Dollar                                      Euro
                                                  -------                                      -------          -------
                                                  $69,724                                      $69,981          $   257
                                                  -------                                      -------          -------

   GLOBAL GROWTH SERIES
   ------------------------------------------------------------------------------------------------------------------------
                                                U.S. Dollar                                  U.S. Dollar       Unrealized
                         Currency To            Value As Of           Currency To            Value As Of     Appreciation/
    Settle Date          Be Delivered        December 31, 2000        Be Received         December 31, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------
   January 8,              192,534                $287,608              287,492                $287,492         $  (116)
     2001           British Pound Sterling                            U.S. Dollar
   January 9,             8,787,795                 76,951               76,529                  76,529            (422)
     2001                Japanese Yen                                 U.S. Dollar
                                                  --------                                     --------         -------
                                                  $364,559                                     $364,021         $  (538)
                                                  --------                                     --------         -------

   GLOBAL EQUITY SERIES
   ------------------------------------------------------------------------------------------------------------------------
                                                U.S. Dollar                                  U.S. Dollar       Unrealized
                         Currency To            Value As Of           Currency To            Value As Of     Appreciation/
    Settle Date          Be Delivered        December 31, 2000        Be Received         December 31, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------
   January 2,               1,093                  $1,093                1,173                  $1,102          $     9
     2001                 U.S.Dollar                                      Euro
                                                   ------                                       ------          -------
                                                   $1,093                                       $1,102          $     9
                                                   ------                                       ------          -------

   INVESTORS GROWTH SERIES
   ------------------------------------------------------------------------------------------------------------------------
                                                U.S. Dollar                                  U.S. Dollar       Unrealized
                         Currency To            Value As Of           Currency To            Value As Of     Appreciation/
    Settle Date          Be Delivered        December 31, 2000        Be Received         December 31, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------
   January 2,               5,290                 $ 5,290                5,681                 $ 5,334          $    44
     2001                U.S. Dollar                                      Euro
   January 2,               11,930                 17,821                17,582                 17,582             (239)
     2001               British Pound                                 U.S. Dollar
   January 5,               2,232                   2,232                1,494                   2,232                0
     2001                U.S. Dollar                                 British Pound
                                                  -------                                      -------          -------
                                                  $25,343                                      $25,148          $  (195)
                                                  -------                                      -------          -------

--------------------------------------------------------------------------------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                       2000           1999
   ---------------------------------------------------------------------------
   Money Market Series .........................    $ 5,788,168    $ 4,466,661
   U.S. Government Securities Series ...........      8,248,585      8,329,737
   Diversified Income Series ...................      7,165,318      7,438,940
   Multisector Bond Series .....................             --        357,578
   High Yield Series ...........................      6,287,061      6,530,561
   Asset Allocation Series .....................     19,539,663     15,806,752
   Value Series ................................        840,117        777,519
   Growth & Income Series ......................      3,666,699      4,402,984
   S & P 500 Index Series ......................      3,284,070      3,112,410


                                                       2000           1999
---------------------------------------------------------------------------
   Blue Chip Stock Series ......................    $        --    $    10,313
   International Stock Series ..................         11,871      4,293,891
   International Stock Series II................             --        (92,419)
   Mid Cap Stock Series ........................          3,116          1,150
   Small Cap Value Series ......................             --          7,618
   Global Growth Series ........................             --      3,558,566
   Global Equity Series ........................            600             --
   Aggressive Growth Series ....................         43,343             --

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                         Shares Issued As a
                                                               Result
                                                           of Reinvested                                 Net Increase (Decrease)
                                    Shares Sold              Dividends            Shares Repurchased            of Shares
                               ----------------------  ----------------------  ------------------------  ------------------------
                                  2000        1999        2000        1999        2000         1999         2000         1999
   ------------------------------------------------------------------------------------------------------------------------------
   Money Market Series ......  11,498,095  11,017,535     402,441     304,332  (14,701,664)  (7,211,114)  (2,801,128)   4,110,753
   U.S. Government Securities
     Series .................   1,665,871   1,361,980     827,715     789,914   (2,833,750)  (2,429,575)    (340,164)    (277,681)
   Diversified Income
     Series .................     533,961     708,060     705,565     668,026   (1,947,198)  (1,770,065)    (707,672)    (393,979)
   Multisector Bond
     Series .................     555,116     706,551      38,862      99,609     (803,639)    (510,559)    (209,661)     295,601
   High Yield Series ........     725,328     930,821     794,156     713,412   (1,930,689)  (1,313,629)    (411,205)     330,604
   Asset Allocation
     Series .................   1,378,583   1,709,242   5,360,268   2,978,672   (2,137,517)  (2,995,739)   4,601,334    1,692,175
   American Leaders
     Series .................     825,258          --       3,854          --     (103,404)          --      725,708           --
   Value Series .............     947,665     659,996     389,768       4,499     (960,206)    (715,516)     377,227      (51,021)
   Capital Opportunities
     Series .................   1,841,325          --          --          --     (116,004)          --    1,725,321           --
   Growth & Income Series ...     391,048     620,808   2,133,576     997,623   (2,254,868)  (1,904,530)     269,756     (286,099)
   S&P 500 Index Series .....   3,336,670   7,350,726     335,356       2,925   (2,986,989)  (2,032,947)     685,037    5,320,704
   Blue Chip Stock Series ...   1,946,720   3,323,297   1,220,615     194,408   (1,165,605)    (406,623)   2,001,730    3,111,082
   Blue Chip Stock
     Series II...............   1,881,392          --          --          --     (216,888)          --    1,664,504           --
   International Stock
     Series .................   1,991,604   2,014,188     668,349       9,651     (785,024)  (1,112,312)   1,874,929      911,527
   International Stock
     Series II...............     350,963     494,776     333,961     368,552   (1,553,540)    (671,008)    (868,616)     192,320
   Mid Cap Stock Series .....   1,705,362   1,118,482     466,655       2,572     (830,532)    (147,796)   1,341,485      973,258
   Small Cap Value Series ...   1,497,315   2,171,147     449,394     173,756     (841,918)    (284,799)   1,104,791    2,060,104
   Global Growth Series .....   2,667,979     770,884   1,752,369     339,626   (2,193,725)  (3,028,167)   2,226,623   (1,917,657)
   Global Equity Series .....   1,201,238          --       3,222          --     (177,627)          --    1,026,833           --
   Large Cap Growth
     Series .................   3,322,776   4,222,642     321,024      98,655   (1,096,484)    (125,347)   2,547,316    4,195,950
   Investors Growth
     Series .................   1,622,426          --         817          --     (120,617)          --    1,502,626           --
   Growth Stock Series ......     953,390     469,349   3,512,829   6,986,242   (1,468,960)  (2,864,866)   2,997,259    4,590,725
   Aggressive Growth
     Series .................   3,815,179   1,665,100   2,463,398     307,070   (1,277,237)  (1,085,748)   5,001,340      886,422

6. PENDING ACQUISITION: On January 25, 2001, Fortis, Inc. agreed to sell (the "Sale") all of the stock in its wholly owned subsidiary, Fortis Advisers, Inc. ("Fortis Advisers") to Hartford Life and Accident Insurance Company ("Hartford Life"), a subsidiary of Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford is a leading insurance and financial services company. The Sale is subject to the satisfaction of various conditions. Upon completion of the Sale, The Hartford will own and control Fortis Advisers and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Fortis Advisers is the investment advisor for the Fortis Funds (the "Funds") and Fortis Investors is the principal distributor of the Funds. The Funds expect to enter into new investment advisory and subadvisory agreements and new distribution agreements as a result of the Sale. These changes will require approvals by the Funds' boards of directors and shareholders to the extent required by law.

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                       Year Ended December 31,
                                           ------------------------------------------------
MONEY MARKET SERIES                         2000       1999      1998      1997      1996
-------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 11.20   $  11.06   $ 11.03   $ 10.94   $ 10.83
                                           -------   --------   -------   -------   -------
Operations:
  Investment income - net...............       .69        .54       .57       .58       .57
  Net realized and unrealized gain
    (loss) on investments...............        --         --        --        --        --
                                           -------   --------   -------   -------   -------
Total from operations...................       .69        .54       .57       .58       .57
                                           -------   --------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.57)      (.40)     (.54)     (.49)     (.46)
                                           -------   --------   -------   -------   -------
Net asset value, end of year............   $ 11.32   $  11.20   $ 11.06   $ 11.03   $ 10.94
                                           -------   --------   -------   -------   -------
Total Return @..........................      6.23%      4.96%     5.32%     5.34%     5.17%
Net assets end of year (000s omitted)...   $93,733   $124,105   $77,097   $57,009   $61,906
Ratio of expenses to average daily net
  assets................................       .36%       .35%      .35%      .38%      .38%
Ratio of net investment income to
  average daily net assets..............      6.01%      4.88%     5.18%     5.19%     5.14%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
U.S. GOVERNMENT SERIES                       2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  10.13   $  10.93   $  10.68   $  10.57   $  11.16
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .70        .63        .60        .80        .67
  Net realized and unrealized gain
    (loss) on investments...............        .46       (.84)       .34        .12       (.51)
                                           --------   --------   --------   --------   --------
Total from operations...................       1.16       (.21)       .94        .92        .16
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.70)      (.59)      (.69)      (.81)      (.75)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  10.59   $  10.13   $  10.93   $  10.68   $  10.57
                                           --------   --------   --------   --------   --------
Total Return @..........................      11.81%     (1.94%)     8.87%      9.08%      2.21%
Net assets end of year (000s omitted)...   $141,415   $138,658   $152,672   $142,070   $161,678
Ratio of expenses to average daily net
  assets................................        .52%       .52%       .51%       .54%       .53%
Ratio of net investment income to
  average daily net assets..............       6.28%      5.64%      5.53%      6.03%      6.17%
Portfolio turnover rate.................        128%        97%       114%       148%       176%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                           ---------------------------------------------------
DIVERSIFIED INCOME SERIES                   2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 10.91   $  11.91   $  11.98   $  11.70   $  12.20
                                           -------   --------   --------   --------   --------
Operations:
  Investment income - net...............       .94        .85        .73        .91        .82
  Net realized and unrealized gain
    (loss) on investments...............      (.15)     (1.05)       .01        .26       (.40)
                                           -------   --------   --------   --------   --------
Total from operations...................       .79       (.20)       .74       1.17        .42
                                           -------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........      (.91)      (.80)      (.81)      (.89)      (.91)
  Excess distributions of net realized
    gains...............................        --         --         --         --       (.01)
                                           -------   --------   --------   --------   --------
Total distributions to shareholders.....        --       (.80)      (.81)      (.89)      (.92)
                                           -------   --------   --------   --------   --------
Net asset value, end of year............   $ 10.79   $  10.91   $  11.91   $  11.98   $  11.70
                                           -------   --------   --------   --------   --------
Total Return @..........................      7.48%     (1.68%)     6.31%     10.44%      4.15%
Net assets end of year (000s omitted)...   $92,468   $101,153   $115,182   $105,200   $105,831
Ratio of expenses to average daily net
  assets................................       .53%       .54%       .52%       .55%       .55%
Ratio of net investment income to
  average daily net assets..............      7.52%      6.78%      6.56%      7.11%      6.86%
Portfolio turnover rate.................        74%        87%        96%       166%       171%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

                                                       Year Ended December 31,
                                           ------------------------------------------------
MULTISECTOR BOND SERIES                    2000{/\}    1999      1998      1997      1996
-------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 10.26    $ 11.56   $ 10.65   $ 11.11   $ 11.30
                                           -------    -------   -------   -------   -------
Operations:
  Investment income - net...............       .65        .57       .30       .46       .57
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (.21)     (1.44)     1.13      (.45)     (.13)
                                           -------    -------   -------   -------   -------
Total from operations...................       .44       (.87)     1.43       .01       .44
                                           -------    -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.20)      (.35)     (.19)     (.37)     (.43)
  From net realized gains...............        --       (.08)     (.33)     (.10)     (.20)
                                           -------    -------   -------   -------   -------
Total distributions to shareholders.....      (.20)      (.43)     (.52)     (.47)     (.63)
                                           -------    -------   -------   -------   -------
Net asset value, end of year............   $ 10.50    $ 10.26   $ 11.56   $ 10.65   $ 11.11
                                           -------    -------   -------   -------   -------
Total Return @..........................      4.27%     (7.53%)   13.49%      .14%     3.32%
Net assets end of year (000s omitted)...   $23,300    $24,926   $24,659   $20,692   $20,228
Ratio of expenses to average daily net
  assets................................       .94%       .90%      .88%     1.10%     1.02%
Ratio of net investment income to
  average daily net assets..............      6.22%      3.83%     4.19%     4.41%     5.07%
Portfolio turnover rate.................       284%       194%      190%      168%      129%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.
{/\} On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-advisor. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities, the new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):

                                                       Year Ended December 31,
                                           -----------------------------------------------
HIGH YIELD SERIES                           2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  9.09   $  9.91   $ 10.77   $  9.83   $  9.74
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .99       .89       .75       .96      1.04
  Net realized and unrealized gain
    (loss) on investments...............     (1.50)     (.80)     (.71)       --       .13
                                           -------   -------   -------   -------   -------
Total from operations...................      (.51)      .09       .04       .96      1.17
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.97)     (.91)     (.83)     (.02)    (1.03)
  From net realized gains on
    investments.........................        --        --      (.07)       --        --
  Excess distributions of net realized
    gains...............................        --        --        --        --      (.05)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.97)     (.91)     (.90)     (.02)    (1.08)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $  7.61   $  9.09   $  9.91   $ 10.77   $  9.83
                                           -------   -------   -------   -------   -------
Total Return @..........................     (6.40%)    1.17%      .62%     9.76%    10.52%
Net assets end of year (000s omitted)...   $53,916   $68,166   $70,983   $59,228   $42,578
Ratio of expenses to average daily net
  assets................................       .56%      .57%      .56%      .62%      .63%
Ratio of net investment income to
  average daily net assets..............     10.21%     9.19%     9.39%    10.31%    10.22%
Portfolio turnover rate.................        68%       75%      120%      353%      235%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
ASSET ALLOCATION SERIES                      2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  22.78   $  21.09   $  17.62   $  16.99   $  15.90
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .57        .54        .49        .59        .61
  Net realized and unrealized gain
    (loss) on investments...............       (.42)      3.27       3.02       2.82       1.38
                                           --------   --------   --------   --------   --------
Total from operations...................        .15       3.81       3.51       3.41       1.99
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.53)      (.49)      (.01)      (.59)      (.61)
  From net realized gains on
    investments.........................      (3.09)     (1.63)      (.03)     (2.19)      (.28)
  Excess distributions of net realized
    gains...............................         --         --         --         --       (.01)
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.62)     (2.12)      (.04)     (2.78)      (.90)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  19.31   $  22.78   $  21.09   $  17.62   $  16.99
                                           --------   --------   --------   --------   --------
Total Return @..........................        .16%     19.56%     19.97%     20.24%     12.50%
Net assets end of year (000s omitted)...   $665,369   $679,957   $593,878   $482,280   $397,712
Ratio of expenses to average daily net
  assets................................        .51%       .52%       .51%       .53%       .54%
Ratio of net investment income to
  average daily net assets..............       2.87%      2.58%      2.64%      3.16%      3.66%
Portfolio turnover rate.................        141%       178%       114%       113%       115%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------


AMERICAN LEADERS SERIES                    2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.35
                                           ------
Operations:
  Investment income - net...............      .04
  Net realized and unrealized gain on
    investments.........................      .47
                                           ------
Total from operations...................      .51
                                           ------
Distributions to shareholders:
  From investment income - net..........     (.05)
  From net realized gains on
    investments.........................     (.01)
                                           ------
Total distributions to shareholders.....     (.06)
                                           ------
Net asset value, end of period..........   $10.80
                                           ------
Total Return @..........................     4.85%
Net assets end of period (000s
  omitted)..............................   $7,836
Ratio of expenses to average daily net
  assets................................     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............      .80%*(a)
Portfolio turnover rate.................       27%

*      Annualized.
@ This is the total return during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the fund's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for American Leader Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and .55%, respectively.

                                                       Year Ended December 31,
                                           ------------------------------------------------
VALUE SERIES                                 2000      1999      1998      1997      1996+
-------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  15.65   $ 14.38   $ 13.42   $ 11.38   $ 10.27
                                           --------   -------   -------   -------   -------
Operations:
  Investment income - net...............        .14       .13       .16       .12       .14
  Net realized and unrealized gain on
    investments.........................       2.68      1.15      1.13      2.75      1.10
                                           --------   -------   -------   -------   -------
Total from operations...................       2.82      1.28      1.29      2.87      1.24
                                           --------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........       (.13)       --      (.16)     (.13)     (.13)
  From net realized gains...............       (.96)     (.01)     (.17)     (.70)       --
                                           --------   -------   -------   -------   -------
Total distributions to shareholders.....      (1.09)     (.01)     (.33)     (.83)     (.13)
                                           --------   -------   -------   -------   -------
Net asset value, end of year............   $  17.38   $ 15.65   $ 14.38   $ 13.42   $ 11.38
                                           --------   -------   -------   -------   -------
Total Return @..........................      18.49%     8.96%     9.64%    25.24%    11.49%
Net assets end of year (000s omitted)...   $111,590   $94,583   $87,604   $55,058   $13,951
Ratio of expenses to average daily net
  assets................................        .76%      .78%      .76%      .83%      .87%*
Ratio of net investment income to
  average daily net assets..............        .87%      .85%     1.26%     1.41%     1.72%*
Portfolio turnover rate.................        171%      211%      332%      121%       36%

*      Annualized.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The fund's inception was March 28, 1996, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the fund's shares were not registered during that period.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):


CAPITAL OPPORTUNITIES SERIES                2000+
--------------------------------------------------
Net asset value, beginning of period....   $ 10.61
                                           -------
Operations:
  Investment income (loss) - net........      (.01)
  Net realized and unrealized gain
    (loss) on investments...............     (1.23)
                                           -------
Total from operations...................     (1.24)
                                           -------
Net asset value, end of period..........   $  9.37
                                           -------
Total Return @..........................    (11.68%)
Net assets end of year (000s omitted)...   $16,162
Ratio of expenses to average daily net
  assets................................      1.31%(a)*
Ratio of net investment income to
  average daily net assets..............      (.12%)(a)*
Portfolio turnover rate.................        63%

*      Annualized.
@ This is the fund's total return during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the fund's shares were not registered during that period.
(a) Advisers had voluntarily undertaken to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
GROWTH & INCOME SERIES                       2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  21.94   $  21.23   $  18.76   $  15.16   $  12.83
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .28        .33        .48        .40        .34
  Net realized and unrealized gain on
    investments.........................        .85       1.81       2.00       3.80       2.54
                                           --------   --------   --------   --------   --------
Total from operations...................       1.13       2.14       2.48       4.20       2.88
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.34)      (.50)        --       (.39)      (.34)
  From net realized gains on
    investments.........................      (2.91)      (.93)      (.01)      (.21)      (.21)
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.25)     (1.43)      (.01)      (.60)      (.55)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  19.82   $  21.94   $  21.23   $  18.76   $  15.16
                                           --------   --------   --------   --------   --------
Total Return @..........................       5.13%     10.72%     13.21%     27.69%     21.51%
Net assets end of year (000s omitted)...   $291,918   $317,186   $312,939   $244,970   $134,932
Ratio of expenses to average daily net
  assets................................        .67%       .69%       .67%       .70%       .76%
Ratio of net investment income to
  average daily net assets..............       1.23%      1.41%      2.45%      2.63%      2.38%
Portfolio turnover rate.................        101%        95%        30%        11%        20%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                           ---------------------------------------------------
S&P 500 INDEX SERIES                         2000       1999       1998       1997      1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  22.66   $  18.83   $  14.93   $  11.47   $ 10.09
                                           --------   --------   --------   --------   -------
Operations:
  Investment income - net...............        .17        .17        .16        .12       .10
  Net realized and unrealized gain
    (loss) on investments...............      (2.28)      3.66       4.03       3.58      1.37
                                           --------   --------   --------   --------   -------
Total from operations...................      (2.11)      3.83       4.19       3.70      1.47
                                           --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........       (.16)        --       (.16)      (.12)     (.09)
  From net realized gains on
    investments.........................       (.24)        --       (.13)      (.12)       --
                                           --------   --------   --------   --------   -------
Total distributions to shareholders.....       (.40)        --       (.29)      (.24)     (.09)
                                           --------   --------   --------   --------   -------
Net asset value, end of year............   $  20.15   $  22.66   $  18.83   $  14.93   $ 11.47
                                           --------   --------   --------   --------   -------
Total Return @..........................      (9.53%)    20.34%     28.11%     32.32%    14.29%
Net assets end of year (000s omitted)...   $391,475   $424,773   $252,832   $109,572   $21,979
Ratio of expenses to average daily net
  assets................................        .45%       .46%       .46%       .51%      .79%*
Ratio of net investment income to
  average daily net assets..............        .78%       .92%      1.17%      1.41%     1.47%*
Portfolio turnover rate.................          8%         3%         3%         5%        6%

+ For the period May 1, 1995 (commencement of operations) to December 31, 1996. The fund's inception was March 28, 1996, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the fund's shares were not registered during that period.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

                                                        Year Ended December 31,
                                           --------------------------------------------------
BLUE CHIP STOCK SERIES                       2000       1999       1998      1997      1996+
---------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  21.93   $  18.58   $  14.76   $ 11.67   $ 10.07
                                           --------   --------   --------   -------   -------
Operations:
  Investment income (loss) - net........       (.02)       .02        .05       .07       .07
  Net realized and unrealized gain
    (loss) on investments...............       (.41)      3.65       4.09      3.08      1.60
                                           --------   --------   --------   -------   -------
Total from operations...................       (.43)      3.67       4.14      3.15      1.67
                                           --------   --------   --------   -------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.02)      (.06)     (.06)     (.07)
  From net realized gains on
    investments.........................      (1.87)      (.30)      (.26)       --        --
                                           --------   --------   --------   -------   -------
Total distributions to shareholders.....      (1.87)      (.32)      (.32)     (.06)     (.07)
                                           --------   --------   --------   -------   -------
Net asset value, end of year............   $  19.63   $  21.93   $  18.58   $ 14.76   $ 11.67
                                           --------   --------   --------   -------   -------
Total Return @..........................      (2.47%)    19.88%     28.07%    27.00%    16.24%
Net assets end of year (000s omitted)...   $293,654   $284,229   $182,921   $78,729   $17,606
Ratio of expenses to average daily net
  assets................................        .92%       .92%       .94%     1.02%     1.13%*
Ratio of net investment income to
  average daily net assets..............       (.09%)      .10%       .41%      .75%      .82%*
Portfolio turnover rate.................         52%        40%        34%       24%       17%

*      Annualized.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The fund's inception was March 28, 1996, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the fund's shares were not registered during that period.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):


BLUE CHIP STOCK SERIES II                   2000+
--------------------------------------------------
Net asset value, beginning of period....   $ 10.36
                                           -------
Operations:
  Investment income (loss) - net........      (.01)
  Net realized and unrealized gain
    (loss) on investments...............     (1.23)
                                           -------
Total from operations...................     (1.24)
                                           -------
Net asset value, end of period..........   $  9.12
                                           -------
Total Return @..........................    (11.95%)
Net assets end of period (000s
  omitted)..............................   $15,186
Ratio of expenses to average daily net
  assets................................      1.38%*(a)
Ratio of net investment income to
  average daily net assets..............      (.16%)*(a)
Portfolio turnover rate.................        18%

*      Annualized.
@ This is the total return during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the fund's shares were not registered during that period.
(a) Advisers had voluntarily undertaken to limit annual expenses for Blue Chip Stock II (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.30% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and (.28%), respectively.

                                                        Year Ended December 31,
                                           --------------------------------------------------
INTERNATIONAL STOCK SERIES                   2000       1999       1998      1997      1996
---------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  17.94   $  14.48   $  13.36   $ 12.44   $ 11.27
                                           --------   --------   --------   -------   -------
Operations:
  Investment income - net...............        .06        .18        .15       .13       .20
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (1.78)      3.30       2.03      1.35      1.48
                                           --------   --------   --------   -------   -------
Total from operations...................      (1.72)      3.48       2.18      1.48      1.68
                                           --------   --------   --------   -------   -------
Distributions to shareholders:
  From investment income - net..........       (.47)      (.01)      (.26)     (.15)     (.21)
  From net realized gains on
    investments.........................       (.68)      (.01)      (.80)     (.41)     (.30)
                                           --------   --------   --------   -------   -------
Total distributions to shareholders.....      (1.15)      (.02)     (1.06)     (.56)     (.51)
                                           --------   --------   --------   -------   -------
Net asset value, end of year............   $  15.07   $  17.94   $  14.48   $ 13.36   $ 12.44
                                           --------   --------   --------   -------   -------
Total Return @..........................      (9.79%)    23.99%     16.47%    11.99%    14.02%
Net assets end of year (000s omitted)...   $149,229   $143,969   $103,056   $79,142   $52,331
Ratio of expenses to average daily net
  assets................................        .93%       .94%       .94%     1.08%     1.15%
Ratio of net investment income to
  average daily net assets..............        .85%      1.26%      1.20%     1.10%     1.71%
Portfolio turnover rate.................         44%        29%        44%       30%       27%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                                           ------------------------------------------------
INTERNATIONAL STOCK SERIES II              2000{/\}    1999      1998      1997      1996
-------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 13.17    $ 14.32   $ 13.29   $ 12.34   $ 11.42
                                           -------    -------   -------   -------   -------
Operations:
  Investment income (loss) - net........      (.14)       .22       .28       .28       .36
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (.89)      (.34)     1.81      1.39      1.19
                                           -------    -------   -------   -------   -------
Total from operations...................     (1.03)      (.12)     2.09      1.67      1.55
                                           -------    -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.02)      (.24)     (.31)     (.26)     (.38)
  From net realized gains on investments
    and foreign currency transactions...      (.97)      (.79)     (.75)     (.46)     (.25)
                                           -------    -------   -------   -------   -------
Total distributions to shareholders.....      (.99)     (1.03)    (1.06)     (.72)     (.63)
                                           -------    -------   -------   -------   -------
Net asset value, end of year............   $ 11.15    $ 13.17   $ 14.32   $ 13.29   $ 12.34
                                           -------    -------   -------   -------   -------
Total Return @..........................     (8.17%)     (.87%)   15.96%    13.51%    12.72%
Net assets end of year (000s omitted)...   $46,235    $66,067   $69,086   $52,482   $37,307
Ratio of expenses to average daily net
  assets................................      1.06%      1.02%     1.01%     1.16%     1.20%
Ratio of net investment income to
  average daily net assets..............      1.72%      2.26%     2.13%     2.42%     3.01%
Portfolio turnover rate.................       130%        59%       69%       51%       46%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.
{/\} Effective September 1, 2000, Global Asset Allocation Series change sub-adviser and fund investment objective. The Series' new name is International Stock Series II. The investment objective of the Series was to maximize total return, to be derived primarily from capital appreciation,dividends and interest, by following a flexible asset allocation strategy investing in global securities. The new investment objective is long term growth of capital through investments primarily in the common stocks of well established, non-U.S. companies and diversified broadly among developed and emerging countries. The Series' sub-adviser changed from Morgan Stanley Asset Management Ltd., to T. Rowe Price International, Inc.

                                             Year Ended December 31,
                                           ---------------------------
MID CAP STOCK SERIES                        2000      1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of year......   $ 10.68   $  9.64   $  9.94
                                           -------   -------   -------
Operations:
  Investment income - net...............       .02       .01       .02
  Net realized and unrealized gain
    (loss) on investments...............       .93      1.04      (.30)
                                           -------   -------   -------
Total from operations...................       .95      1.05      (.28)
                                           -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.02)     (.01)     (.02)
  From net realized gains...............     (1.30)       --        --
                                           -------   -------   -------
Total distributions to shareholders.....     (1.32)       --        --
                                           -------   -------   -------
Net asset value, end of year............   $ 10.31   $ 10.68   $  9.64
                                           -------   -------   -------
Total Return @..........................      8.71%    10.97%    (2.89%)
Net assets end of year (000s omitted)...   $37,767   $24,800   $12,995
Ratio of expenses to average daily net
  assets................................      1.05%     1.18%     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............       .18%      .15%      .19%*(a)
Portfolio turnover rate.................       123%       73%       66%

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25 1998, through May 1, 1998, as the fund's shares were not registered during that period.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.
(a) Advisers had voluntarily undertaken to limit annual expenses for Mid Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charge and expenses) to 1.25% of average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):

                                             Year Ended December 31,
                                           ---------------------------
SMALL CAP VALUE SERIES                      2000      1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of year......   $ 10.20   $  9.28   $  9.96
                                           -------   -------   -------
Operations:
  Investment income - net...............       .17       .12       .07
  Net realized and unrealized gain
    (loss) on investments...............      2.54      1.27      (.62)
                                           -------   -------   -------
Total from operations...................      2.71      1.39      (.55)
                                           -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.17)     (.11)     (.07)
  From net realized gains...............     (1.00)     (.36)     (.06)
                                           -------   -------   -------
Total distributions to shareholders.....     (1.17)     (.47)     (.13)
                                           -------   -------   -------
Net asset value, end of year............   $ 11.74   $ 10.20   $  9.28
                                           -------   -------   -------
Total Return @..........................     27.00%    15.34%    (5.48%)
Net assets end of year (000s omitted)...   $58,027   $39,171   $16,503
Ratio of expenses to average daily net
  assets................................      1.03%     1.04%     1.24%*
Ratio of net investment income to
  average daily net assets..............      1.71%     1.57%     1.56%*
Portfolio turnover rate.................        90%       68%       57%

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
GLOBAL GROWTH SERIES                         2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  34.72   $  22.57   $  20.29   $  19.00   $  15.97
                                           --------   --------   --------   --------   --------
Operations:
  Investment income (loss) - net........       (.01)        --        .03        .02        .03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (5.50)     12.78       2.27       1.27       3.03
                                           --------   --------   --------   --------   --------
Total from operations...................      (5.51)     12.78       2.30       1.29       3.06
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.25)      (.03)      (.02)        --       (.03)
  From net realized gains...............      (3.55)      (.60)        --         --         --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.80)      (.63)      (.02)        --       (.03)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  25.41   $  34.72   $  22.57   $  20.29   $  19.00
                                           --------   --------   --------   --------   --------
Total Return @..........................     (17.81%)    57.68%     11.36%      6.82%     19.10%
Net assets end of year (000s omitted)...   $403,516   $474,180   $351,476   $353,255   $319,831
Ratio of expenses to average daily net
  assets................................        .75%       .77%       .75%       .79%       .79%
Ratio of net investment income to
  average daily net assets..............         --       (.01%)      .12%       .12%       .15%
Portfolio turnover rate.................         26%        44%        32%        35%        14%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------


GLOBAL EQUITY SERIES                       2000+
-------------------------------------------------
Net asset value, beginning of period....   $10.28
                                           ------
Operations:
  Investment income - net...............      .01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     (.68)
                                           ------
Total from operations...................     (.67)
                                           ------
Distributions to shareholders:
  From investment income - net..........     (.03)
                                           ------
Net asset value, end of period..........   $ 9.58
                                           ------
Total Return @..........................    (6.55%)
Net assets end of period (000s
  omitted)..............................   $9,833
Ratio of expenses to average daily net
  assets................................     1.43%*(a)
Ratio of net investment income to
  average daily net assets..............      .33%*(a)
Portfolio turnover rate.................       53%

*      Annualized.
@ This is the total return during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to June 30, 2000. The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the fund's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Global Equity Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.35% of the average net assets until the portfolio reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.86% and (.10%), respectively.

                                             Year Ended December 31,
                                           ---------------------------
LARGE CAP GROWTH SERIES                     2000      1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of year......   $ 15.05   $ 12.04   $ 10.16
                                           -------   -------   -------
Operations:
  Investment income (loss) - net........      (.03)     (.01)       --
  Net realized and unrealized gain
    (loss) on investments...............     (2.59)     3.28      1.88
                                           -------   -------   -------
Total from operations...................     (2.62)     3.27      1.88
                                           -------   -------   -------
Distributions to shareholders:
  From net realized gains...............      (.57)     (.26)       --
                                           -------   -------   -------
Net asset value, end of year............   $ 11.86   $ 15.05   $ 12.04
                                           -------   -------   -------
Total Return @..........................    (17.95%)   27.22%    18.61%
Net assets end of year (000s omitted)...   $98,814   $87,061   $19,121
Ratio of expenses to average daily net
  assets................................       .96%      .97%     1.25%*(a)
Ratio of net investment income to
  average daily net assets..............      (.27%)    (.09%)     .03%*(a)
Portfolio turnover rate.................        68%       50%       36%

*      Annualized.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25 1998, through May 1, 1998, as the fund's shares were not registered during that period.
(a) Advisers had voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):


INVESTORS GROWTH SERIES                     2000+
--------------------------------------------------
Net asset value, beginning of period....   $ 10.42
                                           -------
Operations:
  Investment income (loss) - net........      (.02)
  Net realized and unrealized gain
    (loss) on investments...............     (1.04)
                                           -------
Total from operations...................     (1.06)
                                           -------
Distributions to shareholders:
  From net realized gains on
    investments.........................      (.01)
                                           -------
Net asset value, end of period..........   $  9.35
                                           -------
Total Return @..........................    (10.16%)
Net assets end of period (000s
  omitted)..............................   $14,052
Ratio of expenses to average daily net
  assets................................      1.39%*(a)
Ratio of net investment income to
  average daily net assets..............      (.28%)*(a)
Portfolio turnover rate.................       164%

*      Annualized.
@ This is the total returns during the period, including reinvestment of all dividend and capital gains distributions.
+ For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the fund's shares were not registered during that period.
(a) Advisers had voluntarily undertaken to limit annual expenses for Investors Growth (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.53% and (.42%), respectively.

                                                           Year Ended December 31,
                                           --------------------------------------------------------
GROWTH STOCK SERIES                           2000         1999        1998       1997       1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $    45.14   $    41.09   $  36.64   $  32.59   $  28.09
                                           ----------   ----------   --------   --------   --------
Operations:
  Investment income (loss) - net........         (.03)        (.05)       .09        .12        .12
  Net realized and unrealized gain
    (loss) on investments...............         2.99        17.42       6.40       3.93       4.50
                                           ----------   ----------   --------   --------   --------
Total from operations...................         2.96        17.37       6.49       4.05       4.62
                                           ----------   ----------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........           --         (.09)      (.13)        --       (.12)
  From net realized gains on
    investments.........................        (7.44)      (13.23)     (1.91)        --         --
                                           ----------   ----------   --------   --------   --------
Total distributions to shareholders.....        (7.44)      (13.32)     (2.04)        --       (.12)
                                           ----------   ----------   --------   --------   --------
Net asset value, end of year............   $    40.66   $    45.14   $  41.09   $  36.64   $  32.59
                                           ----------   ----------   --------   --------   --------
Total Return @..........................         3.99%       55.17%     19.01%     12.42%     16.41%
Net assets end of year (000s omitted)...   $1,063,005   $1,044,728   $762,354   $707,155   $661,217
Ratio of expenses to average daily net
  assets................................          .64%         .66%       .65%       .66%       .67%
Ratio of net investment income to
  average daily net assets..............         (.08%)       (.18%)      .21%       .33%       .39%
Portfolio turnover rate.................          120%         175%       106%        19%        30%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                           ---------------------------------------------------
AGGRESSIVE GROWTH SERIES                     2000       1999       1998       1997      1996
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  33.79   $  16.70   $  13.81   $  13.62   $ 12.68
                                           --------   --------   --------   --------   -------
Operations:
  Investment income (loss) - net........         --       (.04)       .01        .03       .03
  Net realized and unrealized gain
    (loss) on investments...............      (3.06)     17.86       2.91        .16       .94
                                           --------   --------   --------   --------   -------
Total from operations...................      (3.06)     17.82       2.92        .19       .97
                                           --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.01)      (.03)        --      (.03)
  From net realized gains on
    investments.........................      (7.00)      (.72)        --         --        --
                                           --------   --------   --------   --------   -------
Total distributions to shareholders.....      (7.00)      (.73)      (.03)        --      (.03)
                                           --------   --------   --------   --------   -------
Net asset value, end of year............   $  23.73   $  33.79   $  16.70   $  13.81   $ 13.62
                                           --------   --------   --------   --------   -------
Total Return @..........................     (15.08%)   109.25%     21.17%      1.43%     7.64%
Net assets end of year (000s omitted)...   $352,615   $333,158   $149,860   $122,455   $96,931
Ratio of expenses to average daily net
  assets................................        .66%       .72%       .72%       .76%      .78%
Ratio of net investment income to
  average daily net assets..............        .01%      (.22%)      .06%       .24%      .22%
Portfolio turnover rate.................        160%       264%       135%        25%       22%

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 2000, and the related statements of operations, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series as of December 31, 2000, the results of their operations, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
February 9, 2001

DIRECTORS AND OFFICERS

DIRECTORS          Richard W. Cutting       CPA AND FINANCIAL CONSULTANT
                   Allen R. Freedman        CHAIRMAN AND CHIEF EXECUTIVE OFFICER, FORTIS, INC. MANAGING
                                              DIRECTOR OF
                                              FORTIS INTERNATIONAL, N.V.
                   Dr. Robert M. Gavin      PRESIDENT, CRANBROOK EDUCATION COMMUNITY. PRIOR TO JULY
                                              1996, PRESIDENT MACALESTER COLLEGE
                   Jean L. King             PRESIDENT, COMMUNI-KING
                   Dean C. Kopperud         CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                              FORTIS ADVISERS, INC. PRESIDENT AND DIRECTOR,
                                              FORTIS INVESTORS, INC. PRESIDENT - FORTIS FINANCIAL GROUP,
                                              FORTIS BENEFITS INSURANCE COMPANY AND SENIOR VICE
                                              PRESIDENT, FORTIS INSURANCE COMPANY
                   Phillip O. Peterson      MUTUAL FUND INDUSTRY CONSULTANT; PARTNER OF KPMG LLP,
                                              THROUGH JUNE 1999
                   Robb L. Prince           FINANCIAL AND EMPLOYEE BENEFIT CONSULTANT. PRIOR TO JULY
                                              1995, VICE PRESIDENT AND TREASURER, JOSTENS, INC.
                   Leonard J. Santow        PRINCIPAL, GRIGGS & SANTOW, INC.
                   Noel F. Schenker         MARKETING CONSULTANT. PRIOR TO MAY 1996, SENIOR VICE
                                              PRESIDENT OF MARKETING & STRATEGIC PLANNING, ROLLERBLADE,
                                              INC.
                   Dr. Lemma W. Senbet      CONSULTANT, INTERNATIONAL FINANCIAL INSTITUTIONS, THE
                                              WILLIAM E. MAYER PROFESSOR OF FINANCE AND CHAIR, FINANCE
                                              DEPARTMENT, UNIVERSITY OF MARYLAND, COLLEGE PARK, MD
                   Joseph M. Wikler         INVESTMENT CONSULTANT AND PRIVATE INVESTOR. PRIOR TO JANUARY
                                              1994, DIRECTOR OF RESEARCH, CHIEF INVESTMENT OFFICER,
                                              PRINCIPAL, AND DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR AND           Fortis Advisers, Inc.
TRANSFER AGENT                              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER                       Fortis Investors, Inc.
                                            BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                                   U.S. Bank National Association
                                            MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                             Dorsey & Whitney LLP
                                            MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS                        KPMG LLP
                                            MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.